UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08200

Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Semi-Annual Report

December 31, 2011 (Unaudited)

AGGRESSIVE INVESTORS 1

BRAGX

AGGRESSIVE INVESTORS 2

BRAIX

ULTRA-SMALL COMPANY

BRUSX

(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET

BRSIX

MICRO-CAP LIMITED

BRMCX

SMALL-CAP MOMENTUM

BRSMX

SMALL-CAP GROWTH

BRSGX

SMALL-CAP VALUE

BRSVX

LARGE-CAP GROWTH

BRLGX

LARGE-CAP VALUE

BRLVX

BLUE CHIP 35 INDEX

BRLIX

MANAGED VOLATILITY

BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2011*

			Annualized
Fund	Quarter 10/1/11 to 12/31/11	Six Months 7/1/11 to 12/31/11	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]
Aggressive Investors 1	13.48%	-16.77%	-10.31%	-6.29%	2.34%	12.03%	8/5/1994	1.25%[3]
Aggressive Investors 2	10.64%	-18.26%	-11.59%	-5.23%	2.62%	2.98%	10/31/2001	0.70%
Ultra-Small Company	14.47%	-16.34%	-14.64%	-3.87%	9.53%	14.38%	8/5/1994	1.18%
Ultra-Small Co Market	14.94%	-11.28%	-7.86%	-3.67%	8.09%	9.06%	7/31/1997	0.80%[1]
Micro-Cap Limited	19.10%	-13.58%	-9.48%	-5.31%	3.34%	8.70%	6/30/1998	1.58%[3]
Small-Cap Momentum	18.80%	-8.15%	-0.92%	NA	NA	10.84%	5/28/2010	5.43%[1]
Small-Cap Growth	19.95%	-11.83%	-0.63%	-5.05%	NA	1.19%	10/31/2003	0.98%[1]
Small-Cap Value	16.69%	-8.70%	1.05%	-2.74%	NA	4.27%	10/31/2003	0.87%
Large-Cap Growth	12.41%	-7.84%	-0.71%	-0.02%	NA	2.93%	10/31/2003	0.86%[1]
Large-Cap Value	12.64%	-5.23%	2.33%	-0.69%	NA	5.77%	10/31/2003	1.17%[1]
Blue Chip 35 Index	11.84%	-0.23%	3.17%	0.44%	2.71%	4.27%	7/31/1997	0.27%[1]
Managed Volatility	8.98%	-0.43%	1.94%	0.74%	3.77%	3.36%	6/30/2001	1.22%[1]
Omni Small-Cap Value[4]	17.13%	NA	NA	NA	NA	3.89%	8/31/2011	1.00%[1]
Omni Tax-Managed Small-Cap Value[4]	15.78%	-11.43%	-5.41%	NA	NA	-5.41%	12/31/2010	1.56%[1]

Bridgeway Funds Returns for Calendar Years 1998 through 2011*

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Aggressive Investors 1	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%
Aggressive Investors 2					-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%	-55.07%	29.84%	12.10%	-11.59%
Ultra-Small Company	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%
Ultra-Small Co Market	-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%
Micro-Cap Limited		49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%	-41.74%	17.65%	29.11%	-9.48%
Small-Cap Momentum														-0.92%
Small-Cap Growth							11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%
Small-Cap Value							17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%
Large-Cap Growth							6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%
Large-Cap Value							15.15%	11.62%	18.52%	4.49%	-36.83%	24.92%	14.51%	2.33%
Blue Chip 35 Index	39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%
Managed Volatility					-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%
Omni Small-Cap Value[4,5]														NA
Omni Tax-Managed
Small-Cap Value[4]														-5.41%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2011.

3 The management fee included in the gross expense ratio for the Aggressive Investors 1 and Micro-Cap Limited Funds has been restated to reflect only the base management fee payable under each Fund’s performance-based management fee structure. The total actual management fee for the fiscal year ended June 30, 2011 was -0.76% and -0.36%, respectively. The actual total management fee for the prior fiscal year was negative due to the negative performance adjustment of the investment management fee under each Fund’s performance-based management fee structure.

i	www.bridgeway.com

(continued)

4These funds are offered in a separate prospectus and their semi-annual reports are also in a separate book.

5Commenced operations on 8/31/11, therefore the Fund has no 1 year return as of 12/31/11.

* Numbers highlighted in green indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

ii	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2011

Dear Fellow Shareholders,

Ten of thirteen Bridgeway Funds beat their primary market benchmarks in the December quarter. The fourteenth, Managed Volatility, met its long-term target (more than 40% of the S&P 500 Index on the upside). On the heels of last quarter, which was characterized by the most macro-driven market on record — an environment particularly unfavorable to our Select Funds (see page 10 for a description of our Select Funds) and more growth leaning Funds — seven of twelve Funds with a full year of operation beat their primary market benchmarks for the full calendar year, with Managed Volatility also meeting its target return. Overall, it was a strong quarter, but mixed calendar year.

A review of the December quarter market environment appears on page 2. Following the steep decline of the September quarter, this was a “bounceback” market, with larger companies making a strong enough comeback at year end to eke out a small positive return for the calendar year. Meanwhile, smaller stocks ended the year with red ink and the smallest ones with quite a bit of red ink. Growth stocks (those growing sales and earnings at a faster clip) trumped value stocks (those that are cheap based on some economic metrics) for the third calendar year in a row, according to Russell Index metrics.

Page 3 presents more details of the characteristics of a macro-driven market, a topic we introduced last quarter. A Q&A follows on this topic, including the possibilities we see going forward. While we do not believe it is possible to predict whether or not the recent macro-dominated market will continue, the adviser has made incremental improvements to its models within the context of an unchanged investment process that it believes will help the relative performance of its Select Funds (defined on page 10) in either climate.

Bridgeway continues to believe that one of the most serious risks facing investors in the next three to five years is inflation risk. Page 7 presents some details as to what investors might expect when and if inflation kicks in, with a focus on stocks, fixed income, gold, real estate securities, and inflation-protected securities.

Each calendar year we have a friendly competition with Morningstar’s “Fund picks.” Indeed, this year Morningstar’s picks did prove to be a higher hurdle than our primary market benchmarks. In the macro-driven 2011 market that we consider unfavorable to a number of our stock picking models, Morningstar beat Bridgeway 8 to 5. See details on page 8.

The Aggressive Investors Funds continue to be a favorite of our founder and chief investment officer, John Montgomery. In spite of a recent track record of underperformance in three of the last four years, see why John still favors these Funds in his personal asset allocation (page 9).

Every Fund we manage at Bridgeway falls under the “statistically driven, evidence based investing” moniker. However, to help investors understand more of how we think of them, we have divided our Funds into two categories: “Select” and “Omni.” See page 10 for this delineation and where your Fund(s) fit in.

You may know that Bridgeway is committed to giving half of its own company profits to charitable and non-profit organizations — part of something we call transformative change. On page 11, our partner, Rebecca Hove, discusses what this means and gives some examples.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us serve you better.

Sincerely, Your Investment Management Team

John Montgomery	Christine Liang

Michael Whipple	Elena Khoziaeva

]
Dick Cancelmo	Rasool Shaik

1	Semi-Annual Report | December 31, 2011 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version: Roaring back from an awful quarter ended September 30, 2011, stocks rallied enough to put many market segments slightly into the black for calendar year 2011.

Having endured some of the wildest volatility in years, investors were rewarded with a positive fourth quarter as optimism about the U.S. economy and corporate landscape reigned. Consumer confidence rose. Manufacturing appeared to be on the mend: the Institute for Supply Management Index depicted continued expansion, though flooding in Thailand raised new concerns. Housing starts and home sales rebounded late in the year, though any real sector recovery may be slow in coming. Labor showed signs of improvements as the unemployment rate fell to 8.3% in December. Inflation is not an issue for now, though investors cannot disregard future pressures with oil topping $100 per barrel amid new supply/demand worries. The Fed Funds rate is expected to remain at or near zero percent throughout 2012, and Chairman Bernanke and the Federal Reserve Board are focusing on an improved communications strategy to keep investors informed about plans for the future and the thought processes behind them.

Global geopolitical events continue to impact the U.S. stock market. Just when Europe has seemed to be taking positive steps to move past crisis mode, along come Spain, Italy, and Hungary to remind investors that the road to recovery will be paved with many bumps. Optimism returned at the end of the period, however, following an agreement among major central banks to act together to mitigate Europe’s debt crisis.

Among the various U.S. equity sectors, energy, real estate, consumer staples, and industrials were particularly strong with solid double-digit gains. Other strong performers included consumer discretionary, health care, financials, and materials.

Looking at the market from a “style box” perspective (see below), returns for the quarter were strong across all styles and market capitalizations. According to Morningstar, small-cap value stocks were the strongest market segment in the December quarter, up 17.08% while mid-cap growth stocks were the weakest at 8.60%.

With significant gyrations of the overall market and various market segments, large-cap stocks made a strong enough comeback to achieve positive calendar year returns. Generally speaking, growth stocks beat value stocks — for the third year in a row — but this trend was not uniform. Small stocks lagged significantly (the Russell 2000 Index of small stocks was down 4.18%), and the smallest of the small, ultra-small stocks (as represented by the CRSP 10 Index), were down a whopping 13.98%.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Follow up to (statistically) the Most Macro-Driven Market in History — August/September 2011

The Short Version: When Wall Street focuses on macro economic events rather than the underlying economic health of individual companies, the growth leaning models of our higher turnover “Select” Funds suffer mightily, typically giving back the strong performance of prior periods. This section examines the dynamics of macro-driven markets and analyzes the returns of one Fund, Aggressive Investors 1, centering on the issues of volatility, bear markets, and macro-driven markets. Within the context of an unchanged investment process, the adviser has made incremental changes to its stock picking models that we believe will help relative performance in future macro-driven markets without any cost to our performance in micro-driven markets, which historically comprise the vast majority of markets.

Last quarter, we introduced the concept of macro-driven markets, markets where investors focus on macro events instead of the fundamental economic health of individual companies. Statistically, we can measure macro-driven markets as peaks of stock correlation. Stock correlation is a measurement of the degree to which the returns of individual stocks go up and down in a linear (proportional) relationship to the market overall. When the correlation coefficient spikes up, it is due to some “macro” event — for example, the European banking crisis, recession, fiscal gridlock, or war, just to name a few — and investors tend to focus on this “macro” news. When this happens, investors take their eyes “off the ball” of the economic health of individual companies in favor of moving money into entire segments of the market (in the recent quarter ended September 30, 2011, into the perceived safety of utilities and staples) or into other asset classes altogether (such as U.S. Treasury securities, bonds, or gold).

Over the last eight decades there have been six very macro-driven markets, environments within which investors sell whole groups of stocks as they panic, and stop paying attention to the fundamental economic health of individual companies. These are not the same as bear markets, since, for example, the bear market of 2000-2002 was strongly “micro-driven.” It occurred because investors had become concerned with the exuberance surrounding large technology and internet stocks and began looking seriously at the health and actual earnings capacity of individual companies. That bear market environment was much more favorable to our growthier, higher turnover stock picking models. Our Funds that use stock picking models extensively and selectively (and thus focus on the economic health of individual companies) are at a significant disadvantage during macro-driven markets, such as the quarter ended September 30, 2011. Unfortunately, three of the biggest macro-driven markets in history have occurred in the last three and a half years, badly hurting the relative returns of some of our Funds in this recent period.

The graph below presents the average correlation coefficients among stock returns of Russell 1000 Index companies. As this graph indicates, nearly all of the biggest spikes (those above 0.5 in correlation) of the last few decades have occurred in the last three and a half year period. In fact, going back to 1926, there have been just six such spikes of volatility, and fully half have been in recent years.

3	Semi-Annual Report | December 31, 2011 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

What are the implications of these correlation spikes or “macro-driven” market environments?

Most of Bridgeway’s stock picking models rely on company level data, such as economic data from income statements, balance sheets, and cash flow statements. These models seek to predict the relative attractiveness of one stock versus all the others in our universe of companies. When the stock market correlations spike, relative stock performance generally has little effect on individual stock prices, and our higher turnover growth leaning models tend to do more poorly. This is especially true if a spike follows a period of strong outperformance. Thus, our strong performance in the months and years leading up to June 2008 was followed by a particularly painful July 2008 through March 2009, when the mortage and banking crisis resulted in a macro-driven market. Similarly, a relatively strong fiscal year ending June 2011 was followed by a painful September quarter 2011, when stock correlations spiked up again.

Which Bridgeway Funds are most negatively affected by macro-driven markets?

Poorer returns in macro-driven markets tend to align with four factors: a) our “Select” Funds, those that hold a smaller number of “purer” stock picks, b) those with significant exposure to “growth” rather than “value” stocks, c) mid- and small-size rather than large companies, and d) higher turnover Funds. Thus, Aggressive Investors 1 and 2 Funds, Micro-Cap Limited Fund, Ultra-Small Company Fund, and Small-Cap Growth Fund have been the hardest hit over the last three and a half years. Large-Cap Growth Fund has also been hurt, due to its growth orientation and fewer (less than 100) holdings, although its lower turnover and larger company size have protected it to some degree. Relatively unaffected have been Large-Cap Value Fund, and our “Omni” or asset-class Funds that tend to hold many more stocks, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Blue Chip 35 Index, and Small-Cap Momentum Funds.

In order to demonstrate the effects of a macro-driven market on Fund returns, we will use Aggressive Investors 1 Fund in this Q&A, since it is a fund with an 18 year history and it exhibits all of the characteristics that would make it susceptible to the negative impacts of macro-driven markets.

How often does a macro-driven market occur?

Historically, it has been rare. In the last three and a half years it has been frequent.

To demonstrate how narrowly our Aggressive Investors 1 Fund returns have aligned with macro-driven markets (measured as spikes in the correlation of stock returns) we put the trailing three-month returns relative to the S&P 500 Index into ten equal “buckets” from very low correlation (“micro-driven”) markets to very high correlation (“macro-driven”) markets.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

As this graph indicates, Aggressive Investors 1 Fund has tended to outperform the market over the full spectrum of correlation, except, very notably, the high correlation peaks. The implications of this graph are significant. High correlation markets in and of themselves are not a big problem to our models: it’s the spikes that are a big problem.

Don’t the last three years represent the “new normal” for the market?

It is noteworthy that from July 2010 through June 2011, stock return correlations dropped back down significantly to the range of 0.2 to 0.4. During that year, Aggressive Investors 1 Fund outperformed its market benchmark by 10%. So we have recently seen one year without a correlation spike, and it was good for our performance generally (though not uniformly). We don’t believe low correlation markets are dead.

More specifically, Bridgeway’s investment team believes that eventually, the market has to focus at the level of individual companies’ health. While stock prices may move in lock step (proportionally) for periods of time, the underlying health of our nation’s companies do not. Eventually, the prices must follow economic health at the individual corporate level.

Negative news and macro events have been present throughout history. Why do stock price movements focus very broadly on these events some of the time, as in the recent macro-driven market, but not most of the time?

One theory is that there are many more investment vehicles today that allow people to invest in broad sectors of the market that were not previously available. These include index funds, program trading (credited with the correlation spike in 1987), complex derivative contracts available to institutions, and exchange traded funds. The latter, in particular, are a relatively new phenomenon and make up a very significant portion of stock market trading today.

However, while these instruments make it easier to trade whole segments of the market, we do not believe that they are in and of themselves responsible for it. In a fascinating (ok, fascinating if you are a statistical economist) paper by Jonathan LeBarge (“The Bane of Investors’ Existence: Why is Correlation High and When Will it Fall?,” BCA Research, January 4, 2012) on the “whys” of high stock correlation, the authors make a compelling argument that the underlying cause is due, paradoxically, to “the previous moderation in economic volatility and the rise in financial leverage that resulted.” Thus, financial leverage (borrowing), in its many forms (individual, national, and especially in the banking system itself) makes the system less stable; that’s

5	Semi-Annual Report | December 31, 2011 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

the nature of leverage. We believe that it will take time to reduce this leverage, and that in the meantime the base level of stock correlation will remain high. However, the spikes in correlation are the real problem for certain of our Funds, rather than an elevated base level. It is much less clear whether we will continue to see the correlation spikes in the next few years.

What would lead to more correlation spikes?

Additional, very negative news on the financial front would be more likely to lead to another spike in correlation. These could include: further major declines in the U.S. real estate market, continued or accelerated national fiscal gridlock, a reversal of recent declining unemployment, and a true meltdown in Europe. The opposite would likely lead to declining correlation.

Isn’t the performance problem with Bridgeway select growth models just that they perform poorly in big down markets?

No; in fact, it is instructive to study the three major bear markets since inception of Aggressive Investors 1 Fund:

	“Normal Bear”		“Ideal Bear”		“Macro Driven Bear”
	High Correl.	Low Correl.	Low Correl.	Low Correl.	High Correl.	High Correl.
	Russian Default	Bouncebk.	“Internet Bust”	Bouncebk.	Bear Mkt	Junk Rally
	(3/98-9/98)	(9/98-9/99)	(3/00-12/02)	(12/02-12/03)	(3/08-3/09)	(3/09-6/10*)
Aggr. Investors 1	-25.5%	80.5%	-26.6%	54.0%	-53.1%	20.3%
S&P 500 Index	-7.0%	27.8%	-39.0%	28.7%	-38.1%	32.7%
Difference	-18.5%	52.7%	12.4%	25.3%	-15.0%	-12.4%

* Performance greater than one year is annualized.

During the high correlation bear market of mid-1998, our Fund performed much more poorly than the overall market. Fortunately, it was followed by a low correlation recovery period, within which our Fund performed excellently, more than making up for the prior downfall. This is what our team thinks of as a “normal” bear market. Of course, in reality each market has its own unique characteristics.

The extended and painful bear market of 2000-2002 was low correlation (micro-driven) and favorable to our Fund’s relative performance. You may recall that this was the period of the “internet bust,” during which investors specifically focused on the actual fundamentals of companies, rather than on the hope for future revenues and earnings or on macro-economic events. Thus, it was a “micro-driven” market, favorable to our Fund. We actually provided some nice “cushion” in this downturn. And when the market bounced back, we continued to do well.

The most recent bear market has been most unfavorable to our Fund. It was a precipitous fall driven by macro events that lead to a deep recession. But the recovery period has also been characterized by two more spikes of correlation, most recently as investors focus on the European Banking crisis, Italy and Greece, and the spectre of a “double dip” recession in the U.S.

Isn’t the performance problem with Bridgeway’s “growthier” select models just that they perform poorly in highly volatile market environments?

No. It is true that the recent correlation spikes line up with high volatility. But as the table above indicates, we have seen other high volatility markets during which we performed relatively well.

Overall, our relative performance has related much more to stock market correlation peaks than to the existence of a bull or a bear environment or low or high volatility.

If there is still risk of another correlation spike and it’s so detrimental to some of Bridgeway’s Funds, shouldn’t we just sell before they occur?

We believe that predicting future macro-economic events is a loser’s proposition. The best economists have a mediocre track record at best in this regard. Even if you forecast one or two pieces correctly, the full system is wildly complex. Further, you have to make two excellent calls: when to get out and when to get back in; one good call by itself can still leave you in a worse

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

off situation. Finally, you may make two correct calls on the economy, but be off slightly on the timing of the market itself and still come out behind. Bridgeway’s investment team believes strongly that waiting for the market to come back “before you get back in” is a losing proposition for all of the reasons above, plus the fact that when it does bounce back it can do so very quickly. Overall, timing the economy, like timing the market itself, is a wildly risky business. As difficult as it may feel, we believe sticking with an appropriate long term plan is the best course of action.

If macro-driven markets represent such a problem for Bridgeway’s more growth-oriented select models and Funds, isn’t there anything Bridgeway can do to correct this?

Yes. Bridgeway has made strong ongoing investments in our research staff, data, and systems over the last few years. We have made incremental improvements to our models without changing anything about our investment philosophy or process. We believe these improvements, based on our backtesting and research, will help relative returns even in macro- and micro-driven markets. Improvements include adding more and higher quality data, testing of different data sources, a new proprietary valuation metric, testing of a new and exciting variable, calibrating some models for narrower market niches, better testing the “depth” (how many stocks in a ranking give strong returns) of our models, retiring some poorer performing models, and better modeling our sell rules.

While we believe that backtesting over multiple market and economic cycles is the best way to understand risks and potential return relationships, past performance, whether modeled or of a specific Fund, does not guarantee future returns.

Returns in a High Inflationary Environment — no place to hide?

The Short Version: With inflation at low single digit levels, people aren’t talking about it much. Yet Bridgeway’s investment management team believes this is one of the very significant investment risks on the horizon. In this section we present why we are worried, what investments historically provide the best hedge, and why they may not work so well this time. Taking a long term, disciplined, and diversified view is still probably one of the best antidotes.

Bridgeway studies stock market history going back many decades, primarily with a view toward understanding risks. Looking forward, one of the biggest risks we see in the two to five-year timefame is increasing inflation. Due to fiscal policy decisions, TARP in the context of a major recession, and war, the national debt as a percent of gross national product is near the highest level since the mid-1940’s. Historically, the U.S. has “inflated” its way out of high debt periods and we think that will likely be true this time. Here is our view of various asset classes:

Long-term bonds. With yields at very low levels, the probability for increasing rates appears much higher than normal. Inflation would accelerate this. When interest rates rise, bond prices fall. We think long-term U.S. treasuries are very risky for this reason. We would be less concerned about default risk, which was in the news last year when treasuries lost their AAA rating. Of higher concern to us is inflation risk. The risks of corporate bonds are similar, though somewhat moderated. Investors have been pulling money out of stock market mutual funds in favor of fixed income funds for four straight years now. We worry that this move is timed just wrong with respect to inflation risk.

Short-term treasuries, CD’s, and money market accounts. The advantage of short-term treasuries and money market accounts is that as inflation heats up and rates rise, investors get the benefit of rising rates. A thirty year bond holder is locked into the current low fixed yields for thirty years. Short-term fixed income holders are not. However, even short-term fixed income can be risky. From 1940 to 1950, for example, the purchase power of 90-day treasuries (with interest reinvested) declined a whopping 41% due to inflation.

Treasury inflation protected securities (TIPS). This has been one of Bridgeway’s favorites as a hedge against inflation for a fixed income investor. Unfortunately (looking forward), mid-term TIPS have had double digit returns in three of the last five years. This is unusual and not at all sustainable. Returns have skyrocketed because interest rates have declined and inflationary fears have heated up to some degree. This leave TIPS with a negative real yield. Thus, investors are paying a hefty premium for the inflation “insurance” feature of this instrument. We still like them as a good long term diversifier, but it seems late to get the full benefit of this investment over the next few years.

Gold. Gold is one traditional hedge against inflation. Over very long time periods, however, gold has been a poor investment. That’s what we dislike the most about it. Gold has very little commercial use and doesn’t tend to create value as stocks and

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

bonds do. It glitters, and it could be useful as an international currency in time of war. With the almost six-fold increase in gold over the last five years, however, we would be very concerned that it may be fundamentally overpriced. Translate: risky.

Real estate. This is another classical hedge against inflation. Actual real estate is highly illiquid, and if purchased with debt, highly risky. REITs are a liquid alternative; that is, you can buy and sell them easily. But they have also had quite a run in the last three years. REITS are within about 10% of their early 2008 levels. Similar to gold and TIPS, it seems late to establish a new position.

Stocks. Stocks typically suffer as inflation heats up, but then recover as companies increase the prices for their goods and services to keep up with inflation. That’s what we like about stocks over the long term with respect to inflation.

Our conclusions? If you have overexposure to fixed income instruments: beware. The best solution is probably the same we recommend in any market environment: get a long term asset allocation plan consistent with your cash needs, investment horizon and risk tolerance. Put it in place and don’t deviate from it, especially when it feels most uncomfortable to stay the course.

Performance Versus Morningstar Analyst Picks

The Short Version: A close race: Bridgeway 5, Morningstar 8. While a majority of the Bridgeway Funds (7 of 13) outperformed their respective market benchmarks in calendar year 2011, Morningstar did slightly better and edged out Bridgeway’s record by three.

Morningstar, the Chicago-based independent research firm publishes a list of “analysts’ picks” every year for each asset class, as determined by its analysts. Each year in January, when the final tallies are in, we compare the performance of each of our Funds to the average returns of Morningstar’s top picks for the comparable asset class. How did we do in 2011?

In the face of the macro-driven market described on page 3, 2011 was a mediocre year relative to our market benchmarks —seven of thirteen Bridgeway Funds beat their primary market benchmarks. We fared worse against the “higher hurdle” —and it was a higher hurdle in 2011 — of Morningstar’s “top picks.”

The table below depicts the results by Morningstar category and relevant Bridgeway Fund.

Bridgeway Funds	Morningstar Analyst “Picks”
Name	2011 Return	Morningstar Category	2011 Return
Aggressive Investors 1	-10.31%	*Mid-cap growth	-4.58%
Aggressive Investors 2	-11.59%	*Mid-cap growth	-4.58%
Ultra-Small Company	-14.64%	*Small growth	0.03%
Ultra-Small Company Market	-7.86%	*Small blend	-1.49%
Micro-Cap Limited	-9.48%	*Small growth	0.03%
Small-Cap Growth	-0.63%	*Small growth	0.03%
*Small-Cap Value	1.05%	Small value	-9.69%
*Omni Tax-Managed Small-Cap Value[1]	-5.41%	Small value	-9.69%
Small-Cap Momentum	-0.92%	*Small growth	0.03%
*Large-Cap Growth	-0.71%	Large-cap growth	-2.84%
*Large-Cap Value	2.33%	Large-cap value	-7.27%
*Blue Chip 35 Index	3.17%	Large-cap blend	1.87%
Managed Volatility	1.94%	*Long-Short Equity	4.67%

1This fund is offered in a separate prospectus and its semi-annual report is also in a separate book.

“*” means a “win” on that contest. Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2011 for the one-year period ended December 31, 2011. These averages in the table are comprised of between two and seventeen funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance comparison as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

“One Star Fund” a Favorite

The Short Version: One of Bridgeway’s first funds has underperformed in three of the last four calendar years. That’s not a record we’re proud of, but John Montgomery is staying put and has even invested more. [As discussed in our June 2011 annual report; we are not suggesting that you simply copy John’s lead; his investment horizon and risk tolerance could be different from yours.] Here he discusses in Q&A format the reasons a data-driven investor such as himself would do that.

In our last annual report for the period ended June 30, 2011, Bridgeway’s founder and investment team leader, John Montgomery, disclosed his personal asset allocation targets. Fully half of the funds he expects to retire on are in the Aggressive Investors (1 and 2) style. The following is an interview with John about this holding:

Since Aggressive Investors 1 and 2 have been Bridgeway’s two poorest performing Funds over the last four years, but also your largest holding, isn’t it time to jettison them?

My long-term allocation includes a very healthy slice of Aggressive Investors 1 and 2. I “eat my own cooking.” I also take a long-term view, and if you think as I do that the strategy is viable, the worst time to sell it would be when it’s most out of favor. So no, I’m not selling it.

What do you mean by “long term view?”

First of all, although I’m 56, I don’t plan to retire anytime soon, so the long-term investment horizon, at least five years and preferably ten years or more, is appropriate for me. Second, I have a high tolerance for risk. “Aggressive” is in the name of the Fund for a reason. The main way I manage risks is to keep my expenses low relative to my income. That means I can save and invest more and give more away. The Aggressive Investors strategy has done very well for me over the long haul and for eight of the nine years leading up to 2008 — but not in the macro-driven markets that began in mid-2008. Sadly, some of our investors got in after a performance run (“buy high”) and bailed after the downturn (“sell low”). That’s a formula for financial disaster that we see too often.

How do you decide when to buy and sell?

I stay put and look at rebalancing annually or when I have more money to invest. If I were in net withdrawal mode, I’d be harvesting from what has done the best to get me back to my target. It’s a contrarian strategy that forces me to invest more in what has recently done poorly. That means I’ve been adding to Aggressive Investors 1 and 2, Ultra-Small Company, and Micro-Cap Limited Funds.

But when might an investor consider selling an underperforming fund?

The time to reconsider the appropriateness of an investment is when your own circumstances change or when the investment process or management changes. My financial circumstances haven’t changed, and our investment process has not changed, although we continue to update models, and no one has left our investment management team in eleven years. We have increasingly skilled and experienced people working on our performance just as we would whether we were outperforming or not. Also, it gives me comfort that we can explain our periods of under- and outperformance. For example, the worst time to sell a previously strong performing value fund with a solid investment process was in 1999, when growth had just had an amazing run, but was about to reverse.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

When will the aggressive investors style be back in favor?

We will never know the exact timing. We do know that macro-driven markets have presented an uphill performance terrain for Aggressive Investors 1 and 2 that relates to the investment process of the Funds. Specifically, the models that are the big engine of the Fund are focused on the economic health of individual companies, while the market has significantly ignored these factors during the correlation spikes. The macro-driven markets may continue into 2012 and 2013, but we don’t think they will continue forever, and it would not surprise me to see no more major spikes for a decade.

Can’t the investment team do anything to improve performance during these correlation spikes, or macro-driven markets?

Yes, we think we have enough data on these environments to reasonably address them — should they continue. But we’re doing this in such a way that it doesn’t change our process, and more importantly, based on our research, would not have hurt our returns in low correlation markets. The last thing we want to do is make changes to the Funds that address the last battle at the cost of most other market environments. The value managers who moved toward a growth process in 1999 didn’t fare too well in the first half of the 2000’s.

Introducing Bridgeway Omni and Bridgeway Select Fund Strategies

We have recently divided our Funds into two distinct styles, Omni and Select. While the two styles are very different, our basic investment philosophy continues to be the same statistically driven, evidence-based philosophy we have always used. We will describe the similarities and differences between the two styles in the following paragraphs.

Our Basic Investment Philosophy

If you have visited our website in the past year, you may have noticed that we have two new Funds with the Omni name attached. While the name is new, the concept within Bridgeway has been around for many years. Our investment philosophy of putting investors first and our passion for logic, data and evidence remain consistent throughout everything we do, as do our mission, values and commitment to transformational change for our company and the communities in which we live and work. Much of our investment process is similar through both investment styles. We use a statistically driven, evidence-based investment style that is grounded in academic theory. We have a rigorous testing process that starts with data quality. Our process is disciplined and seeks to avoid behavioral biases and to make continuous improvements through our investment in ongoing research. Risk management is embedded in the innovative design of each Fund that we manage. Our adherence to fund design and trading efficiencies highlight our execution expertise, regardless of the investment style. We strongly believe in maintaining a long-term investment horizon and sticking to your asset allocation through all types of market volatility.

Bridgeway Omni Style

The Omni style began with the Bridgeway Blue-Chip 35 Index Fund and the Ultra-Small Company Market Fund. Both were designed to give shareholders the ability to capture the returns of a particular asset class of stocks. We have recently added three more Funds to the Omni classification (Small-Cap Momentum, Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value), although only Small-Cap Momentum Fund is available to the general public. Each of these Funds is meant to capture the risk premiums of their specific asset class while capitalizing on the concept of efficient markets. Each Fund has a focus on low tracking error to an unpublished index representing the Fund’s style and, with the exception of Small-Cap Momentum Fund, each is designed for low turnover. Also, with the exception of Blue Chip 35 Index, each Fund normally holds a basket of greater than 300 securities in order to gain exposure to an entire asset class.

Bridgeway Select Style

Our two original Funds (Aggressive Investors 1 and Ultra-Small Company Funds) were designed for alpha — market beating returns over the long term — through stock selection (rather than through, say, market timing or sector rotation). These two funds as well as Aggressive Investors 2, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Managed Volatility, fall into the classification now known as Select Funds. Each of these seeks to outperform its market benchmark through effective stock selection that is designed for greater upside capture and downside protection. We select stocks for these funds using multiple multi-factor models that are grounded in academic theory and based on extensive backtesting by Bridgeway’s team. We feed quality data into the models to provide what we call an “information premium” that allows for greater upside capture potential. We also add risk premium factors to focus on downside protection.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Our numerous growth, value, momentum, growth at a reasonable price (GARP) (shares characteristics of both growth and value) and contrarian models allow a great deal of portfolio flexibility in order to generate alpha.

Omni or Select?

While the Omni style asset class exposure is quite distinct from the Select style alpha generation, both adhere to the basic investment philosophy Bridgeway has used for eighteen years. We haven’t reinvented ourselves, but we have redefined the way we will represent our Funds going forward. There are arguments and advantages for both investment styles, but it is up to individual investors or advisers to decide which style or combination of styles will satisfy their investment needs.

Transformational Change by Rebecca Hove, Bridgeway Partner and Leader in the Area

Each Bridgeway Partner engages in Transformative Change in a self-created way. These engagements are highly variegated, as is the nature of transformation. Though among this constant change, the foundation of our Transformative Change programs has a static, fundamental component: Service. We participate in Service Trips to the developing world and local Service Projects. We serve on these projects with our families, fellow Bridgeway Partners or our business partners, or with personal friends and even strangers who become friends! We serve by giving - of our personal time, our money and other resources, our mental capacities, our labor, and most importantly, our hearts.

You may be thinking, “But Bridgeway is in the financial management business....” Yes, and included in that, we are in the Transformation business. At Bridgeway, we see this as a both/and; not an either/or. Transformation- it’s a current buzz-word, but what does it really mean? More importantly, what does it mean to, and for, you?

Transformation is dynamic. Unbounded variety is intrinsic to the word and work itself; often producing radical results. Perhaps the most profound definition comes from medicine: “The genetic alteration of a cell by introduction of DNA from another cell.” This is indeed the marrow of transformation – to change from the inside and then outside from one ‘being’ into a different ‘being’ as a result of an introduction. You are not WHAT or WHO you used to be, after transformation. You are altered; you have a completely new make-up. That truly is radical... and at Bridgeway we are doing and experiencing it first-hand.

One of our Partners serves on the Board of Navidad en el Barrio, an organization local to Houston that provides disadvantaged kids with the opportunity to experience receiving gifts at Christmas. Due to generous gifts of in-kind and cash donations, volunteers who wrap presents and deliver gifts, as well as put on an event, kids are introduced to a Christmas experience they otherwise would not know. Parents receive grocery bags of fresh fruit, other food items, and a guide to available community resources.

In 2011 we partnered with YES Prep, a charter school in Houston, for a service day with Navidad en el Barrio. About 200 YES Prep middle school and high school students, many of whom could qualify for the Christmas program, served alongside Bridgeway volunteers – giving their time, talent, smiles and heart so others could receive.

The YES Prep students we served with, modeled another aspect of the gift of transformation and how unbounded it is. Regardless of what one does or does not have materially, we all have the ability to serve and give. Transformation can happen anytime, anywhere, and with anybody or anything. It is about giving and receiving - for all involved - two things which are also a constant presence within the variety of transformation.

You see, transformation is in Bridgeway’s DNA. We are transforming internally as individuals as we create and build these interactions. As we serve and give with others, we are changed by them and they are changed by us; together we are changing something external in our local and global community. Like those cells, separate and unique worlds collide, mix, team together, and then build something entirely new. Nothing is left the same as it was upon first introduction – not the people, not the place. For those interested in leverage, THIS is radical, too! We believe so strongly in this philosophy and its results we plan to share Transformative Change stories in every shareholder letter.

So, consider this your own “introduction”. Think about how you plan to invest in transformation personally, because we’re staying in the Transformation business. Its impact is unbeatable!

11	Semi-Annual Report | December 31, 2011 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Aggressive Investors 1 Fund Shareholder,

The Bridgeway Funds Board of Directors has approved a plan of reorganization providing for the conversion of the Aggressive Investors 2 Fund into shares of the Aggressive Investors 1 Fund. The plan of reorganization providing for the conversion will require the approval of the Aggressive Investors 2 Fund shareholders. If approved, the conversion of shares is expected to take effect in the second quarter of 2012.

For the quarter ended December 31, 2011, Aggressive Investors 1 Fund returned 13.48%, outperforming our primary market benchmark, the S&P 500 Index (+11.82%) and our peer benchmark, the Lipper Capital Appreciation Funds Index (+7.64%). The Fund lagged the smaller-cap Russell 2000 Index (+15.47%) during the three month period. It was a mixed quarter. We would be more pleased, but for the prior quarter’s very poor performance.

For the six-month “semi-annual” period ended December 31, 2011, our Fund couldn’t overcome the “headwind” of the quarter ended September 30, 2011 — the most macro-driven market we have seen (see pages 3 to 7) and an environment not favorable to the Fund. The Fund declined 16.77%, lagging well behind our primary market benchmark, the S&P 500 Index (-3.69%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-9.04%), and the Russell 2000 Index (-9.77%). We are disappointed with these results. We would like to emphasize that we have taken certain actions consistent with our (unchanged) investment philosophy and process to address our underperformance in macro-driven markets such as 2008, 2010, and 2011. See, for example, “If macro-driven markets represent such a problem for Bridgeway’s “growthier” select models and Funds, isn’t there anything Bridgeway can do to correct this?” on page 7 and, “Can’t the investment team do anything to improve performance during these correlation spikes, or macro-driven markets?” on page 10.

Similarly, the very poor September quarter performance overshadowed the positive performance in the first half of calendar year 2011. The Fund dropped 10.31% for the calendar year, underperforming our primary market benchmark, the S&P 500 Index (+2.11%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-5.32%), and the Russell 2000 Index (-4.18%).

The table below presents our quarter, six-month, one-year, five-year, ten-year and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life-to-Date 8/5/94 to 12/31/11

Aggressive Investors 1 Fund	13.48%	-16.77%	-10.31%	-6.29%	2.34%	12.03%
S&P 500 Index (large companies)	11.82%	-3.69%	2.11%	-0.25%	2.92%	7.98%
Lipper Capital Appreciation Funds Index	7.64%	-9.04%	-5.32%	1.23%	3.48%	6.95%
Russell 2000 Index (small companies)	15.47%	-9.77%	-4.18%	0.15%	5.62%	8.03%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Aggressive Investors 1 Fund ranked 257th of 298 capital appreciation funds for the twelve months ending December 31, 2011, 231st of 232 over the last five years, 115th of 163 over the last ten years, and 3rd of 53 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Aggressive Investors 1 Fund vs. S&P 500 Index, Lipper Capital Appreciation Funds Index & Russell 2000 Index

from Inception 8/5/94 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: Media and energy companies helped the most, while information technology stocks held our Fund back. The bounceback of smaller companies also helped.

Energy companies and media firms led the positive charge in the quarter as the cost of oil rose to $100/barrel and helped give a boost to exploration and production companies. The heated election campaign season meant significant advertising dollars for television stations. Three energy companies highlighted the best performers list for the December quarter, and two media holdings combined to contribute over one and one-half percent to the return of the Fund.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Sinclair Broadcast Group, Inc.	Media	1.1%
2	Amerco, Inc.	Road & Rail	0.5%
3	W&T Offshore, Inc.	Oil, Gas & Consumable Fuels	0.5%
4	CBS Corp.	Media	0.4%
5	Stone Energy Corp.	Oil, Gas & Consumable Fuels	0.4%
6	RLI Corp.	Insurance	0.4%
7	Westlake Chemical Corp.	Chemicals	0.4%
8	Newpark Resources, Inc.	Energy Equipment & Services	0.4%
9	Credit Acceptance Corp.	Consumer Finance	0.4%
10	Titan International, Inc.	Machinery	0.4%

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Although viewers complain about all of the negative political ads, they actually pay off quite well for broadcasting companies. One such company, Sinclair Broadcast Group, was the Fund’s top contributor for the quarter. Its stock price soared over 50% during the three-month period as the campaign season heated up and candidates started to air ads in major primary states. Sinclair has been in expansion mode and recently announced the acquisition of media companies with major markets in Florida and New York. In November, the holding posted better-than-expected quarterly results and rewarded shareholders with a cash dividend.

With interest rates at historically low levels, some income investors have sought out returns generated from dividend paying stocks. Amerco, parent of do-it-yourself moving and storage company U-Haul, announced a special dividend in December that translated into a yield in excess of that paid by the five-year treasury (at the time). The company does not currently pay a regular dividend, but with solid cash flow from operations, some analysts expect this move to be a sign of future shareholder rewards. Amerco has experienced favorable increases in profits and revenues from its three key segments (moving/storage, life insurance, property and casualty insurance), and sales have increased over 10% for six straight quarters. The holding contributed one-half of a percent to the Fund’s return for the quarter.

Though the economy has shown signs of rebounding as of late, businesses and consumers still do not appear to be stepping up their purchases of computers and electronics (unless they are manufactured by Apple). Three Information Technology holdings made the list of worst contributors. Combined, they hurt the Fund performance by almost three-fourths of a percent.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Green Mountain Coffee Roasters, Inc.	Food Products	-0.5%
2	Alcatel-Lucent - Sponsored ADR	Communications Equipment	-0.5%
3	Ultra Petroleum Corp.	Oil, Gas & Consumable Fuels	-0.2%
4	HCA Holdings, Inc.	Health Care Providers & Services	-0.2%
5	Walter Energy, Inc.	Metals & Mining	-0.2%
6	HollyFrontier Corp.	Oil, Gas & Consumable Fuels	-0.1%
7	Best Buy Co., Inc.	Specialty Retail	-0.1%
8	Electronic Arts, Inc.	Software	-0.1%
9	Helix Energy Solutions Group, Inc.	Energy Equipment & Services	-0.1%
10	Dell, Inc.	Computers & Peripherals	-0.1%

David Einhorn, the hedge fund activist investor, confirmed in October 2011 that he had a significant “short” bet (he expected the stock to fall) on Green Mountain Coffee and he accused management of faulty accounting practices. A month later, Green Mountain posted a sizable earnings shortfall. The holding lost half of its value during the three month period and was the worst contributor to the Fund.

Alcatel-Lucent develops communications software for use in phones, Internet, and mobile devices. During the latter part of the year, fears began to set in that the ongoing economic crisis (domestically and in Europe) would hinder future revenues and margins. In November, the company missed its quarterly revenue expectations, and management offered a very disappointing financial outlook. The stock plunged during the quarter, lost over 40% in value, and was among the weakest holdings in the Fund.

Detailed Explanation of Calendar Year Performance

The Short Version: Unfortunately, our performance in a single quarter (September), the most macro-driven market on record, damaged our calendar year returns. Telecommunications companies and two coffee companies hurt the most.

As the recent holiday season seemed to confirm, consumers are spending more and more time on the Internet and are comfortable shopping and transacting business online. Three Internet-related companies (two retail) comprised the list of top performing holdings for the calendar year. Combined, they contributed over one percent to the Fund’s return.

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	ARM Holdings	Semiconductors & Semiconductor Equipment	0.6%
2	RLI Corp.	Insurance	0.6%
3	Netflix, Inc.	Internet & Catalog Retail	0.6%
4	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	0.5%
5	Polaris Industries, Inc.	Leisure Equipment & Products	0.4%
6	CBS Corp.	Media	0.4%
7	Baidu, Inc.	Internet Software & Services	0.3%
8	priceline.com, Inc.	Internet & Catalog Retail	0.3%
9	Credit Acceptance Corp.	Consumer Finance	0.3%
10	Unisys Corp.	IT Services	0.3%

Property and casualty insurer RLI Corp. has made a habit of rewarding shareholders for their confidence through dividends and share repurchases. In this environment of low interest rates, many investors appreciate such a philosophy and are willing to buy into these companies. Over the past five years, RLI has paid investors about $600 million through dividends and share buybacks. Late in the year, the board of directors announced both a special dividend and a regular dividend, due to its continued operational strength. In October, RLI reported earnings that beat analysts’ expectations on strong underwriting income. During the twelve month period, the stock was among the top contributors to the Fund.

Polaris Industries remained in expansion mode throughout the year, manufacturing snowmobiles, off-road vehicles and motorcycles. In June, the company closed on its acquisition of an electric vehicle maker from Chrysler and recently announced the purchase of a minority interest in Brammo—a deal that gives it greater exposure to the electric motorcycle business. Polaris was also awarded new government contracts to provide all-terrain vehicles to security forces in Afghanistan and Iraq. The company posted solid profit numbers in the third quarter, management revised its full-year earnings estimates and now expects sales growth in excess of 30% for the year.

Certain telecommunications companies struggled at various times over the course of the 12-month period, and four such holdings found their way onto the Fund’s worst contributors list for 2011. Combined, they cost the Fund over three percent in performance. Two coffee companies also detracted from the Fund’s return as the commodity’s price plunged to a nine-month low during the most recent quarter.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	GT Advanced Technologies, Inc.	Semiconductors & Semiconductor Equipment	-1.2%
2	Alcatel-Lucent - Sponsored ADR	Communications Equipment	-1.2%
3	Vonage Holdings Corp.	Diversified Telecommunication Services	-0.9%
4	TRW Automotive Holdings Corp.	Auto Components	-0.7%
5	Silvercorp Metals, Inc.	Metals & Mining	-0.6%
6	Coffee Holding Co., Inc.	Food Products	-0.6%
7	JDS Uniphase Corp.	Communications Equipment	-0.6%
8	Illumina, Inc.	Biotechnology	-0.6%
9	MetroPCS Communications Inc.	Wireless Telecommunication Services	-0.5%
10	Green Mountain Coffee Roasters, Inc.	Food Products	-0.5%

GT Advanced Technologies provides energy efficient lighting and other equipment and services, primarily for the solar industry. During the year, many related stocks came under pressure as global demand for solar projects slowed and excess capacity prompted severe price cuts throughout the industry. Additionally, the US government began investigating certain Chinese companies within the industry, raising concerns about unfair business practices. GT Advanced Technologies supplies certain machinery and other equipment to China and fears that its operations could be impacted if a trade dispute ensues between the

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

two countries and causes the stock price to drop. The holding was the worst contributor for the calendar year and cost the Fund over one percent in return.

While Vonage has been all over the airwaves since it went public in 2006, the mass advertising does not appear to be translating into new customers (or bottom line profits) these days. As the competition picks up for Internet-based telephone communications, Vonage, the largest provider of such services, has been struggling with lower revenue growth and a declining subscriber base. Companies like Skype and Google Voice have made tremendous headways into the market, and Vonage is feeling the pinch. Additionally, some investors worry about the significant stock options and warrants that could potentially dilute its valuation should management not initiate a share buyback strategy at some point in the future. Late in the year, the company introduced a new subscription plan for customers who wish to add a second device (i.e. smart-phone) to their existing plans, hoping to stop the bleeding from customer departures. The holding cost the Fund almost one percent in return over the 12-month period.

Top Ten Holdings as of December 31, 2011

Five of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: Sinclair, RLI, Credit Acceptance, CBS and Amerco. Two media-related companies made the Fund’s top ten holdings at year-end. Still, the Fund was broadly diversified and no single holding accounted for greater than 2.6% of the net assets. The ten largest positions represented just 20% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Sinclair Broadcast Group, Inc.	Media	2.6%
2	RPC, Inc.	Energy Equipment & Services	2.6%
3	NeuStar, Inc.	IT Services	2.2%
4	Apple, Inc.	Computers & Peripherals	2.0%
5	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	1.8%
6	RLI Corp.	Insurance	1.8%
7	Credit Acceptance Corp.	Consumer Finance	1.8%
8	Dillard’s, Inc.	Multiline Retail	1.8%
9	CBS Corp.	Media	1.7%
10	Amerco, Inc.	Road & Rail	1.7%
	Total		20.0%

Industry Sector Representation as of December 31, 2011

The biggest disparity between the Fund and the S&P 500 Index was found in the Consumer Discretionary sector, which also contributed the most to Fund returns for the year. On the other end of the spectrum, we were most underrepresented in the Consumer Staples sector.

www.bridgeway.com	16

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	18.8%	10.3%	8.5%
Consumer Staples	6.9%	11.6%	-4.7%
Energy	13.6%	12.4%	1.2%
Financials	17.0%	13.5%	3.5%
Health Care	8.8%	11.9%	-3.1%
Industrials	10.2%	10.8%	-0.6%
Information Technology	15.1%	19.2%	-4.1%
Materials	4.4%	3.4%	1.0%
Telecommunication Services	3.9%	3.1%	0.8%
Utilities	1.1%	3.8%	-2.7%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

17	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.89%
Aerospace & Defense - 1.15%
	Triumph Group, Inc.	16,073	$939,467

Auto Components - 2.45%
	Tenneco, Inc.*	27,900	830,862
	TRW Automotive Holdings Corp.*	36,200	1,180,120

			2,010,982

Beverages - 3.62%
	Coca-Cola Enterprises, Inc.#	31,000	799,180
	Constellation Brands, Inc., Class A*	43,300	895,011
	Hansen Natural Corp.*	13,800	1,271,532

			2,965,723

Capital Markets - 2.15%
	Bank of New York Mellon Corp. (The)	42,200	840,202
	Northern Trust Corp.	23,300	924,078

			1,764,280

Chemicals - 2.26%
	CF Industries Holdings, Inc.	7,400	1,072,852
	Westlake Chemical Corp.	19,400	780,656

			1,853,508

Commercial Services & Supplies - 1.02%
	Consolidated Graphics, Inc.*	17,400	840,072

Communications Equipment - 0.56%
	Alcatel-Lucent - Sponsored ADR*	296,800	463,008

Computers & Peripherals - 4.02%
	Apple, Inc.*	4,100	1,660,500
	Dell, Inc.*	56,700	829,521
	Seagate Technology PLC	49,500	811,800

			3,301,821

Consumer Finance - 4.99%
	Capital One Financial Corp.	18,000	761,220
	Cash America International, Inc.	15,900	741,417
	Credit Acceptance Corp.*	17,700	1,456,356
	Discover Financial Services	47,100	1,130,400

			4,089,393

Industry Company	Shares	Value
Containers & Packaging - 1.15%
Crown Holdings, Inc.*	28,200	$946,956

Diversified Financial Services - 2.45%
Interactive Brokers Group,
Inc., Class A	60,500	903,870
Moody’s Corp.	32,800	1,104,704

		2,008,574

Diversified Telecommunication Services - 3.02%
Telecom Corp. of New
Zealand, Ltd.—Sponsored ADR	165,100	1,319,149
Vonage Holdings Corp.*	472,600	1,157,870

		2,477,019

Electronic Equipment, Instruments & Components - 0.81%
Vishay Intertechnology, Inc.*	73,900	664,361

Energy Equipment & Services - 4.85%
Halliburton Co.	30,000	1,035,300
Helix Energy Solutions Group, Inc.*	49,700	785,260
RPC, Inc.+	118,050	2,154,412

		3,974,972

Food & Staples Retailing - 1.19%
Casey’s General Stores,
Inc.	19,000	978,690

Food Products - 0.93%
Coffee Holding Co., Inc.+	48,600	381,024
Green Mountain Coffee
Roasters, Inc.*+	8,600	385,710

		766,734

Health Care Providers & Services - 5.51%
Aetna, Inc.	22,200	936,618
HCA Holdings, Inc.*	33,300	733,599
Health Management
Associates, Inc., Class A*	125,000	921,250
Humana, Inc.	11,300	989,993
Kindred Healthcare, Inc.*	80,000	941,600

		4,523,060

Hotels, Restaurants & Leisure - 2.93%
Domino’s Pizza, Inc.*	44,700	1,517,565
Wynn Resorts, Ltd.	8,000	883,920

		2,401,485

www.bridgeway.com	18

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Insurance - 3.96%
	Marsh & McLennan Cos., Inc.	24,800	$784,176
	Reinsurance Group of America, Inc.	18,500	966,625
	RLI Corp.	20,500	1,493,630

			3,244,431

Internet Software & Services - 1.06%
	j2 Global, Inc.	31,000	872,340

IT Services - 5.51%
	Heartland Payment Systems, Inc.	41,400	1,008,504
	Mastercard, Inc., Class A	2,200	820,204
	NeuStar, Inc., Class A*	52,000	1,776,840
	Western Union Co. (The)	50,200	916,652

			4,522,200

Leisure Equipment & Products - 1.56%
	Polaris Industries, Inc.	22,900	1,281,942

Life Sciences Tools & Services - 1.09%
	Agilent Technologies, Inc.*	25,600	894,208

Machinery - 5.02%
	Actuant Corp., Class A	39,000	884,910
	Caterpillar, Inc.	9,500	860,700
	CNH Global N.V.*	31,100	1,119,289
	Sauer-Danfoss, Inc.*	34,500	1,249,245

			4,114,144

Marine - 0.00%
	Kirby Corp.*	20	1,317

Media- 6.61%
	CBS Corp., Class B
	Non-Voting	51,800	1,405,852
	DIRECTV, Class A*	20,900	893,684
	DISH Network Corp., Class A	33,700	959,776
	Sinclair Broadcast Group, Inc., Class A	190,600	2,159,498

			5,418,810

Metals & Mining - 0.94%
	Walter Energy, Inc.	12,700	769,112

Multiline Retail - 2.94%
	Dillard’s, Inc., Class A+	32,100	1,440,648
	Kohl’s Corp.	19,600	967,260

			2,407,908

Industry	Company	Shares	Value
Multi-Utilities - 1.07%
	CenterPoint Energy, Inc.	43,600	$875,924

Oil, Gas & Consumable Fuels - 8.81%
	Cabot Oil & Gas Corp.	12,000	910,800
	Chevron Corp.	11,500	1,223,600
	HollyFrontier Corp.	29,400	687,960
	Murphy Oil Corp.	15,700	875,118
	Stone Energy Corp.*	34,700	915,386
	Ultra Petroleum Corp.*	25,200	746,676
	Valero Energy Corp.	39,800	837,790
	W&T Offshore, Inc.	48,400	1,026,564

			7,223,894

Personal Products - 1.17%
	Herbalife, Ltd.	18,600	961,062

Pharmaceuticals - 2.21%
	Perrigo Co.	10,200	992,460
	Watson Pharmaceuticals, Inc.*	13,600	820,624

			1,813,084

Real Estate Investment Trusts (REITs) - 3.50%
	BioMed Realty Trust, Inc.	64,700	1,169,776
	Newcastle Investment Corp.	147,500	685,875
	Weingarten Realty Investors	46,600	1,016,812

			2,872,463

Road & Rail - 3.01%
	Amerco, Inc.	15,800	1,396,720
	Werner Enterprises, Inc.	44,400	1,070,040

			2,466,760

Semiconductors & Semiconductor Equipment - 2.16%
	Fairchild Semiconductor International, Inc.*	60,200	724,808
	GT Advanced Technologies, Inc.*	144,400	1,045,456

			1,770,264

Software - 0.94%
	Electronic Arts, Inc.*	37,500	772,500

Specialty Retail - 2.34%
	Best Buy Co., Inc.	29,400	687,078
	Genesco, Inc.*	20,000	1,234,800

			1,921,878

19	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services - 0.93%
	SK Telecom Co., Ltd. - ADR	55,800	$759,438

TOTAL COMMON STOCKS - 99.89%			81,933,784

	(Cost $83,665,942)
	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
	BlackRock FedFund 0.01%	2,744	2,744

TOTAL MONEY MARKET FUND - 0.00%			2,744

	(Cost $2,744)

	TOTAL INVESTMENTS - 99.89%		$81,936,528
	(Cost $83,668,686)
Other Assets in Excess of Liabilities - 0.11%			90,131

	NET ASSETS - 100.00%		$82,026,659

*      Non-income producing security.

#      Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $515,600.

^     Rate disclosed as of December 31, 2011.

+     This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $3,003,207 at December 31, 2011.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$81,933,784	$—	$—	$81,933,784
Money Market Fund	—	2,744	—	2,744

TOTAL	$81,933,784	$2,744	$—	$81,936,528

See Notes to Financial Statements.

www.bridgeway.com	20

Aggressive Investors 2 Fund MANAGER’S COMMENTARY

(Unaudited) December 31, 2011

Dear Fellow Aggressive Investors 2 Fund Shareholder,

The Bridgeway Funds Board of Directors has approved a plan of reorganization providing for the conversion of the Aggressive Investors 2 Fund into shares of the Aggressive Investors 1 Fund. The plan of reorganization providing for the conversion will require the approval of the Aggressive Investors 2 Fund shareholders. If approved, the conversion of shares is expected to take effect in the second quarter of 2012.

For the quarter ended December 31, 2011, Aggressive Investors 2 Fund returned 10.64%, underperforming its primary market benchmark, the S&P 500 Index (+11.82%) and the smaller-cap Russell 2000 Index (+15.47%). The Fund did outperform its peer benchmark, the Lipper Capital Appreciation Funds Index (+7.64%) during the three month period. It was a poor quarter.

For the six-month “semi-annual” period ended December 31, 2011, our Fund couldn’t overcome the “headwind” of the quarter ended September 30, 2011 — the most macro-driven market we have seen (see pages 3 to 7) and an environment not favorable to the Fund. The Fund declined 18.26%, lagging well behind our primary market benchmark, the S&P 500 Index (-3.69%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-9.04%), and the Russell 2000 Index (-9.77%). We are disappointed with these results. We would like to emphasize that we have taken certain actions consistent with our (unchanged) investment philosophy and process to address our underperformance in macro-driven markets such as 2008, 2010, and 2011. See, for example, “If macro-driven markets represent such a problem for Bridgeway’s “growthier” select models and Funds, isn’t there anything Bridgeway can do to correct this?” on page 7 and “Can’t the investment team do anything to improve performance during these correlation spikes, or macro-driven markets?” on page 10.

Similarly, the very poor September quarter performance overshadowed the positive performance in the first half of calendar year 2011. The Fund dropped 11.59% for the calendar year, underperforming our primary market benchmark, the S&P 500 Index (+2.11%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-5.32%), and the Russell 2000 Index (-4.18%).

The table below presents our quarter, six-month, one-year, five-year, ten-year and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life-to-Date 10/31/01 to 12/31/11

Aggressive Investors 2 Fund	10.64%	-18.26%	-11.59%	-5.23%	2.62%	2.98%
S&P 500 Index (large companies)	11.82%	-3.69%	2.11%	-0.25%	2.92%	3.71%
Lipper Capital Appreciation Funds Index	7.64%	-9.04%	-5.32%	1.23%	3.48%	4.42%
Russell 2000 Index (small companies)	15.47%	-9.77%	-4.18%	0.15%	5.62%	6.93%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the

21	Semi-Annual Report | December 31, 2011 (Unaudited)

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Aggressive Investors 2 Fund ranked 278th of 298 capital appreciation funds for the twelve months ending December 31, 2011, 228th of 232 over the last five years, 111th of 163 over the last ten years, and 118th of 162 since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Aggressive Investors 2 Fund vs. S&P 500 Index, Lipper Capital Appreciation Funds Index & Russell 2000 Index

from Inception 10/31/01 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: Energy companies helped the most, while information technology stocks held our Fund back. The bounceback of smaller companies also helped.

Energy companies led the positive charge in the quarter as the cost of oil rose to $100/barrel and gave a boost to exploration and production companies amid worries about a nuclear Iran and additional sanctions. Three related companies made the best contributors list for the December quarter; combined, they added over one and one-fourth percent to the return of the Fund.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Titan International, Inc.	Machinery	0.6%
2	CBS Corp.	Media	0.5%
3	W&T Offshore, Inc.	Oil, Gas & Consumable Fuels	0.5%
4	RLI Corp.	Insurance	0.4%
5	Stone Energy Corp.	Oil, Gas & Consumable Fuels	0.4%
6	BorgWarner, Inc.	Auto Components	0.4%
7	CNH Global N.V.	Machinery	0.4%
8	Newpark Resources, Inc.	Energy Equipment & Services	0.4%
9	Westlake Chemical Corp.	Chemicals	0.4%
10	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	0.4%

www.bridgeway.com	22

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Oil and gas exploration company W&T Offshore rose over 50% in value during the December quarter and contributed about one-half of a percent to the Fund’s overall return. In October, the company posted earnings that almost doubled in the quarter on solid revenue growth from higher oil prices and enhanced production. Crude closed the year at around $100/barrel; some analysts believe it will remain at elevated levels as tensions in the Middle East (Iran) and pressures from OPEC keep a floor on prices. In December, management rewarded its shareholders with a special cash dividend.

Property and casualty insurer RLI has made a habit of rewarding shareholders for their confidence through dividends and share repurchases. In this environment of low interest rates, many investors appreciate such a philosophy and are willing to buy into these companies. Over the past five years, RLI has paid investors about $600 million through dividends and share buybacks. Late in the year, the board of directors announced both a special dividend and a regular dividend, due to the company’s continued operational strength. In October, RLI reported earnings that beat analysts’ expectations on strong underwriting income. The stock soared over 20% for the quarter and was among the top contributors to the Fund.

Although the economy has shown signs of rebounding as of late, businesses and consumers still do not appear to be stepping up their purchases of computers and electronics (unless they are manufactured by Apple). Three Information Technology holdings made the list of worst contributors. Combined, they hindered Fund performance by almost three-fourths of a percent.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Alcatel-Lucent -Sponsored ADR	Communications Equipment	-0.5%
2	Green Mountain Coffee Roasters, Inc.	Food Products	-0.5%
3	Ultra Petroleum Corp.	Oil, Gas & Consumable Fuels	-0.2%
4	HCA Holdings, Inc.	Health Care Providers & Services	-0.2%
5	Walter Energy, Inc.	Metals & Mining	-0.2%
6	HollyFrontier Corp.	Oil, Gas & Consumable Fuels	-0.1%
7	Best Buy Co., Inc.	Specialty Retail	-0.1%
8	Electronic Arts, Inc.	Software	-0.1%
9	Dell, Inc.	Computers & Peripherals	-0.1%
10	Banco Bradesco	Commercial Banks	-0.1%

Alcatel-Lucent develops communications software for use in phones, Internet, and mobile devices. During the latter part of the year, fears began to set in that the ongoing economic crisis (domestically and in Europe) would hinder future revenues and margins. In November, the company missed its quarterly revenue expectations; management offered a very disappointing financial outlook. The stock plunged during the quarter and lost over 40% in value. It was among the weakest holdings in the Fund.

David Einhorn, the hedge fund activist investor, confirmed in October 2011 that he had a significant “short” bet (he expected the stock to fall) on Green Mountain Coffee and he accused management of faulty accounting practices. A month later, Green Mountain posted a sizable earnings shortfall. The holding lost half of its value during the three month period and was the second worst contributor to the Fund.

Detailed Explanation of Calendar Year Performance

The Short Version: Unfortunately, our performance in the third quarter of 2011, the most macro-driven market on record, badly damaged our calendar year returns. Information Technology and Telecommunications companies hurt the most.

As the recent holiday season seemed to confirm, consumers are spending more and more time on the Internet and are comfortable shopping and transacting business online. Two internet-related companies appear on the list of top contributing holdings for the calendar year. Combined, they contributed over one percent to the Fund’s return.

23	Semi-Annual Report | December 31, 2011(Unaudited)

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Netflix, Inc.	Internet & Catalog Retail	0.8%
2	RLI Corp.	Insurance	0.6%
3	Polaris Industries, Inc.	Leisure Equipment & Products	0.5%
4	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	0.5%
5	ARM Holdings	Semiconductors & Semiconductor Equipment	0.5%
6	CBS Corp.	Media	0.5%
7	Baidu, Inc.	Internet Software & Services	0.4%
8	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	0.3%
9	United Rentals, Inc.	Trading Companies & Distributors	0.3%
10	Huntsman Corp.	Chemicals	0.2%

Polaris Industries remained in expansion mode throughout the year, manufacturing snowmobiles, off-road vehicles and motorcycles. In June, the company closed on its acquisition of an electric vehicle maker from Chrysler, and it recently announced the purchase of a minority interest in Brammo, a deal which gives it greater exposure to the electric motorcycle business. Polaris was also awarded new government contracts to provide all-terrain vehicles to security forces in Afghanistan and Iraq. The company posted solid profit numbers in the third quarter. Management revised its full-year earnings estimates and now expects sales growth in excess of 30% for the year.

Dominos is the second largest pizza chain (behind Pizza Hut) and operates over 9,000 delivery restaurants across the globe. In the mid-2000s, the company struggled and was losing out to better-run rivals. They introduced a new CEO and management team in 2010, a revamped, better tasting product, and a stronger reliance on technology. The company has reaped double-digit increases in same-store sales for the past few quarters and has benefited from on-line ordering via apps for the Apple iPhone and iPad. In fact, sales from mobile devices accounted for about 30% of Dominos orders in 2011. The company recognized a record week for online sales early in the holiday season (as consumers can now shop and order pizza at the same time). The stock price more than doubled during the twelve month period and closed near the 52-week high.

Certain telecommunications companies struggled at various times over the course of the 12-month period as four such holdings found their ways onto the Fund’s worst contributors list for 2011. Combined, they cost the Fund over three percent in performance.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Alcatel-Lucent -Sponsored ADR	Communications Equipment	-1.3%
2	GT Advanced Technologies, Inc.	Semiconductors & Semiconductor Equipment	-1.2%
3	Vonage Holdings Corp.	Diversified Telecommunication Services	-0.9%
4	TRW Automotive Holdings Corp.	Auto Components	-0.9%
5	JDS Uniphase Corp.	Communications Equipment	-0.6%
6	Silvercorp Metals, Inc.	Metals & Mining	-0.6%
7	MetroPCS Communications, Inc.	Wireless Telecommunication Services	-0.5%
8	Vishay Intertechnology, Inc.	Electronic Equipment, Instruments & Components	-0.5%
9	Green Mountain Coffee Roasters, Inc.	Food Products	-0.5%
10	Illumina, Inc.	Biotechnology	-0.5%

GT Advanced Technologies provides energy efficient lighting and other equipment and services, primarily for the solar industry. During the year, many related stocks came under pressures as global demand for solar projects slowed and excess capacity prompted severe price cuts throughout the industry. Additionally, the US government began investigating certain Chi-nese companies within the industry, raising concerns about unfair business practices. GT Advanced Technologies supplies

www.bridgeway.com	24

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

certain machinery and other equipment to China. Fears that its operations could be impacted if a trade dispute ensues between the two countries caused the stock price to drop. The holding cost the Fund over 1% in return over the 12-month period.

While Vonage has been all over the airwaves since it went public in 2006, the mass advertising does not appear to be translating into new customers (or bottom line profits) these days. As the competition picks up for Internet-based telephone communications, the largest provider of such services, Vonage, has been struggling with lower revenue growth and a declining subscriber base. Companies like Skype and Google Voice have made tremendous headways into the market and Vonage is feeling the pinch. Additionally, some investors worry about significant stock options and warrants that could potentially dilute its valuation should management not initiate a share buyback strategy at some point in the future. Late in the year, the company introduced a new subscription plan for customers who wish to add a second device (i.e. smart-phone) to their existing plan; it hopes to stop the bleeding from customer departures. The holding cost the Fund almost 1% in return over the 12-month period.

Top Ten Holdings as of December 31, 2011

Three of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: RLI, Dominos, CBS. The Fund was broadly diversified, and no single holding accounted for greater than 2.2% of the net assets. The ten largest positions represented just over 20% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	2.2%
2	NeuStar, Inc.	IT Services	2.2%
3	RLI Corp.	Insurance	2.2%
4	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	2.1%
5	RPC, Inc.	Energy Equipment & Services	2.1%
6	CBS Corp.	Media	2.0%
7	Sauer-Danfoss, Inc.	Machinery	1.9%
8	BioMed Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	1.9%
9	Chevron Corp.	Oil, Gas & Consumable Fuels	1.8%
10	Dillard’s, Inc.	Multiline Retail	1.8%
	Total		20.2%

Industry Sector Representation as of December 31, 2011

The biggest disparity between the Fund and the S&P 500 Index was found in the Consumer-Discretionary sector, which also had the best contribution to Fund returns for the year. On the other end of the spectrum, we were most underrepresented in the Consumer Staples sector.

25	Semi-Annual Report | December 31, 2011 (Unaudited)

Aggressive Investors 2 Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	19.7%	10.3%	9.4%
Consumer Staples	7.0%	11.6%	-4.6%
Energy	14.4%	12.4%	2.0%
Financials	16.7%	13.5%	3.2%
Health Care	9.1%	11.9%	-2.8%
Industrials	8.7%	10.8%	-2.1%
Information Technology	15.0%	19.2%	-4.2%
Materials	4.7%	3.4%	1.3%
Telecommunication Services	3.3%	3.1%	0.2%
Utilities	1.1%	3.8%	-2.7%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	26

Bridgeway Aggressive Investors 2 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.98%
Aerospace & Defense - 1.35%
Triumph Group, Inc.	35,100	$2,051,595

Auto Components - 3.02%
Tenneco, Inc.*	63,000	1,876,140
TRW Automotive Holdings Corp.*	82,800	2,699,280

		4,575,420

Beverages - 3.99%
Coca-Cola Enterprises, Inc.	76,500	1,972,170
Constellation Brands, Inc., Class A*	82,200	1,699,074
Hansen Natural Corp.*	25,800	2,377,212

		6,048,456

Capital Markets - 2.37%
Bank of New York Mellon Corp. (The)	86,400	1,720,224
Northern Trust Corp.	47,300	1,875,918

		3,596,142

Chemicals - 2.46%
CF Industries Holdings, Inc.	15,600	2,261,688
Westlake Chemical Corp.#	36,300	1,460,712

		3,722,400

Communications Equipment - 0.65%
Alcatel-Lucent—Sponsored ADR*	626,900	977,964

Computers & Peripherals - 4.31%
Apple, Inc.*	8,400	3,402,000
Dell, Inc.*	109,000	1,594,670
Seagate Technology PLC	93,700	1,536,680

		6,533,350

Consumer Finance - 3.55%
Capital One Financial Corp.	34,000	1,437,860
Cash America International, Inc.	32,600	1,520,138
Discover Financial Services	100,600	2,414,400

		5,372,398

Containers & Packaging - 1.34%
Crown Holdings, Inc.*	60,500	2,031,590

Diversified Financial Services - 2.48%
Interactive Brokers Group, Inc., Class A	114,200	1,706,148
Moody’s Corp.	60,700	2,044,376

		3,750,524

Industry Company	Shares	Value

Diversified Telecommunication Services - 2.36%
Telecom Corp. of New Zealand, Ltd. - Sponsored ADR	165,900	$1,325,541
Vonage Holdings Corp.*	919,500	2,252,775

		3,578,316

Electronic Equipment, Instruments & Components - 1.03%
Vishay Intertechnology, Inc.*	172,800	1,553,472

Energy Equipment & Services - 3.78%
Halliburton Co.	74,700	2,577,897
RPC, Inc.+	172,200	3,142,650

		5,720,547

Food & Staples Retailing - 1.27%
Casey’s General Stores, Inc.	37,200	1,916,172

Food Products - 0.75%
Coffee Holding Co., Inc.+	46,393	363,721
Green Mountain Coffee Roasters, Inc.*+	17,300	775,905

		1,139,626

Health Care Providers & Services - 5.67%
Aetna, Inc.	42,200	1,780,418
HCA Holdings, Inc.*	62,800	1,383,484
Health Management Associates, Inc., Class A*	213,000	1,569,810
Humana, Inc.	23,200	2,032,552
Kindred Healthcare, Inc.*	154,000	1,812,580

		8,578,844

Hotels, Restaurants & Leisure - 3.37%
Domino’s Pizza, Inc.*	95,400	3,238,830
Wynn Resorts, Ltd.	16,900	1,867,281

		5,106,111

Insurance - 4.15%
Marsh & McLennan Cos., Inc.	29,400	929,628
Reinsurance Group of America, Inc.	39,000	2,037,750
RLI Corp.+	45,500	3,315,130

		6,282,508

Internet Software & Services - 1.21%
j2 Global, Inc.	65,000	1,829,100

IT Services - 4.43%
Mastercard, Inc., Class A	4,200	1,565,844

27	Semi-Annual | Report December 31, 2011 (Unaudited)

Bridgeway Aggressive Investors 2 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
NeuStar, Inc., Class A*	97,900	$3,345,243
Western Union Co. (The)	98,300	1,794,958

		6,706,045

Leisure Equipment & Products - 1.74%
Polaris Industries, Inc.	47,000	2,631,060

Life Sciences Tools & Services - 1.18%
Agilent Technologies, Inc.*	51,000	1,781,430

Machinery - 5.89%
Actuant Corp., Class A	76,800	1,742,592
Caterpillar, Inc.	19,500	1,766,700
CNH Global N.V.*	70,900	2,551,691
Sauer-Danfoss, Inc.*	79,000	2,860,590

		8,921,573

Marine - 0.02%
Kirby Corp.*	357	23,505

Media - 4.29%
CBS Corp., Class B Non-Voting	114,200	3,099,388
DIRECTV, Class A*	41,800	1,787,368
DISH Network Corp., Class A	56,500	1,609,120

		6,495,876

Metals & Mining - 0.96%
Walter Energy, Inc.	24,000	1,453,440

Multiline Retail - 3.11%
Dillard’s, Inc., Class A+	61,100	2,742,168
Kohl’s Corp.	40,000	1,974,000

		4,716,168

Multi-Utilities - 1.08%
CenterPoint Energy, Inc.	81,600	1,639,344

Oil, Gas & Consumable Fuels - 10.62%
Cabot Oil & Gas Corp.	24,700	1,874,730
Chevron Corp.	26,000	2,766,400
EQT Corp.	30,500	1,671,095
HollyFrontier Corp.	55,200	1,291,680
Murphy Oil Corp.	29,300	1,633,182
Peabody Energy Corp.	45,000	1,489,950
Stone Energy Corp.*	71,300	1,880,894
Ultra Petroleum Corp.*	46,600	1,380,758
W&T Offshore, Inc.	98,600	2,091,306

		16,079,995

Personal Products - 0.99%
Herbalife, Ltd.	29,100	1,503,597

Industry Company	Shares	Value

Pharmaceuticals - 2.26%
Perrigo Co.	19,200	$1,868,160
Watson Pharmaceuticals, Inc.*	25,700	1,550,738

		3,418,898

Real Estate Investment Trusts (REITs) - 4.17%
BioMed Realty Trust, Inc.	156,400	2,827,712
Newcastle Investment Corp.	276,411	1,285,311
Weingarten Realty Investors	100,700	2,197,274

		6,310,297

Road & Rail - 1.50%
Werner Enterprises, Inc.	94,000	2,265,400

Semiconductors & Semiconductor Equipment - 2.53%
Fairchild Semiconductor
International, Inc.*	133,500	1,607,340
GT Advanced Technologies, Inc.*+	307,200	2,224,128

		3,831,468

Software - 0.95%
Electronic Arts, Inc.*	69,800	1,437,880

Specialty Retail - 4.20%
Best Buy Co., Inc.	55,800	1,304,046
DSW, Inc., Class A	45,000	1,989,450
Genesco, Inc.*	26,700	1,648,458
hhgregg, Inc.*+	97,800	1,413,210

		6,355,164

Wireless Telecommunication Services - 0.95%
SK Telecom Co., Ltd. -
Sponsored ADR	106,000	1,442,660

TOTAL COMMON STOCKS - 99.98%		151,378,335

(Cost $ 156,677,709)

www.bridgeway.com	28

Bridgeway Aggressive Investors 2 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
BlackRock FedFund 0.01%	508	$508

TOTAL MONEY MARKET FUND - 0.00%		508

(Cost $ 508)

TOTAL INVESTMENTS - 99.98%		$151,378,843
(Cost $ 156,678,217)
Other Assets in Excess of Liabilities - 0.02%		37,191

NET ASSETS - 100.00%		$151,416,034

* Non-income producing security.
# Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $804,800.
^ Rate disclosed as of December 31, 2011.
+ This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $9,334,745 at December 31, 2011.
ADR - American Depositary Receipt
PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$151,378,335	$—	$—	$151,378,335
Money Market Fund	—	508	—	508

TOTAL	$151,378,335	$508	$—	$151,378,843

See Notes to Financial Statements.

29	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Ultra-Small Company Fund Shareholder,

The Bridgeway Funds Board of Directors has approved a plan of reorganization providing for the conversion of the Micro-Cap Limited Fund into shares of the Ultra-Small Company Fund. The plan of reorganization providing for the conversion will require the approval of the Micro-Cap Limited Fund shareholders. If approved, the conversion of shares is expected to take effect in the second quarter of 2012.

For the quarter ended December 31, 2011, our Fund appreciated 14.47%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+10.36%), and the Russell Microcap Index (+13.83%). The Fund underperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+14.55%), and the Russell 2000 Index (+15.47%). It was a very good quarter on an absolute basis, but a mixed quarter on a relative basis, and we are generally pleased with the results.

For the six month semi-annual period ended December 31, 2011, our Fund couldn’t overcome a poor quarter ended September 30, 2011 — the most macro-driven market we have seen (see pages 3 to 7), and an environment not favorable to the Fund. The Fund declined 16.34%, lagging behind our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-14.08%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-10.72%), the Russell Microcap Index (-11.14%) and the Russell 2000 Index (-9.77%). We would like to emphasize we have taken certain actions consistent with our (unchanged) investment philosophy and process to address our underperformance in macro-driven markets such as 2008, 2010, and 2011. See, for example, “If macro-driven markets represent such a problem for Bridgeway’s “growthier” select models and Funds, isn’t there anything Bridgeway can do to correct this?” on page 7 and “Can’t the investment team do anything to improve performance during these correlation spikes, or macro-driven markets?” on page 10.

Similarly, for the calendar year ended December 31, 2011, our Fund’s strong first and fourth quarter relative performance couldn’t overcome the poor relative performance in the second and third quarters. The Fund declined 14.64%, lagging behind our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-13.98%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-5.59%), the Russell Microcap Index (-9.27%) and the Russell 2000 Index (-4.18%).

The table below presents our quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life-to-Date 8/5/94 to 12/31/11

Ultra-Small Company Fund	14.47%	-16.34%	-14.64%	-3.87%	9.53%	14.38%
CRSP Cap-Based Portfolio 10 Index	10.36%	-14.08%	-13.98%	-0.86%	10.11%	11.32%
Russell Microcap Index	13.83%	-11.14%	-9.27%	-3.75%	4.63%	N/A
Russell 2000 Index (small companies)	15.47%	-9.77%	-4.18%	0.15%	5.62%	8.03%
Lipper Micro-Cap Stock Funds Index	14.55%	-10.72%	-5.59%	-0.90%	5.09%	N/A

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,199 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000

www.bridgeway.com	30

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Ultra-Small Company Fund ranked 73rd of 74 micro-cap funds for the twelve months ending December 31, 2011, 55th of 61 over the last five years, 2nd of 43 over the last ten years, and 1st of 9 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Ultra-Small Company Fund vs. CRSP 10 Index, Lipper Micro-Cap Stock Funds Index*, Russell 2000 Index & Russell Microcap Index** from Inception 8/5/94 to 12/31/11

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version: In spite of double digit appreciation, the 10th decile (ultra-small stocks) was the worst performing size group for the quarter ended December 31, 2011. Nevertheless, our stock picking models performed particularly well among Consumer Discretionary and Health Care stocks, helping us make up the difference.

The table below presents index performance numbers of stocks by size for different time periods. It indicates that ultra-small stocks were at a severe disadvantage compared to micro-cap and small companies for the quarter, six-months, one-year and five-year periods, giving our Fund a headwind versus our peers and small company indexes.

CRSP Decile[1]	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	86 Years 1/1/1926 to 12/31/11
1 (ultra-large)	11.43%	-2.21%	2.22%	-0.24%	2.23%	9.02%
2	11.36%	-7.19%	0.25%	1.09%	6.46%	10.36%
3	11.10%	-10.67%	-2.10%	1.66%	6.33%	10.74%
4	14.34%	-8.86%	1.18%	3.38%	7.48%	10.73%
5	15.30%	-10.02%	-0.98%	5.14%	8.37%	11.28%
6	15.80%	-9.04%	-1.60%	2.24%	6.48%	11.21%
7	14.41%	-11.33%	-4.75%	2.51%	7.25%	11.19%
8	15.95%	-10.03%	-6.70%	2.39%	8.24%	11.41%
9	15.72%	-10.00%	-7.12%	1.27%	7.16%	11.44%
10 (ultra-small)	10.36%	-14.08%	-13.98%	-0.86%	10.11%	12.91%

31	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

1	The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Nevertheless, our stock picking models picked up nicely in the quarter ended December 31, 2011. The quarter was marked by a “return of the consumer” as investors welcomed what many considered a solid holiday season. Four Consumer Discretionary stocks appear on the list of top contributors. Combined, they contributed almost two percent to the Fund’s return. Industrials were also well represented with three holdings as some manufacturers began to experience a rebound from the early-year slowdown caused by the Japan earthquake.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	0.9%
2	Mitcham Industries, Inc.	Energy Equipment & Services	0.7%
3	On Assignment, Inc.	Professional Services	0.6%
4	Cost Plus, Inc.	Specialty Retail	0.6%
5	Universal Stainless & Alloy	Metals & Mining	0.6%
6	Smith & Wesson Holding Corp.	Leisure Equipment & Products	0.6%
7	Multimedia Games Holding Co., Inc.	Hotels, Restaurants & Leisure	0.5%
8	Conn’s, Inc.	Specialty Retail	0.5%
9	Park-Ohio Holdings Corp.	Air Freight & Logistics	0.4%
10	Carrols Restaurant Group, Inc.	Hotels, Restaurants & Leisure	0.4%

Mitcham Industries supplies seismic equipment to various companies within the energy sector. Late in the year, it posted quarterly earnings that beat analysts’ expectations by about 100%, with revenues increasing 40%. Management attributed the strong showing to enhanced international demand in Latin America and the Pacific Rim. The stock price virtually doubled during the three-month period, as improving company fundamentals were well rewarded by Wall Street. It was the second top contributor to the Fund’s return.

The December quarter was clearly a period of uncertainty in the economy and stock markets as many lingering issues at home and abroad (Europe, China, Thailand) contributed to a cautious mindset on the part of some investors. Seven different sectors were represented among the Fund’s worst contributors for the year. Three Financials are included on the list. Combined, they cost the Fund over one-half of a percent in return in spite of an up market quarter.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Gramercy Capital Corp.	Real Estate Investment Trusts (REITs)	-0.4%
2	Xerium Technologies, Inc.	Machinery	-0.3%
3	RadNet, Inc.	Health Care Providers & Services	-0.1%
4	Vanda Pharmaceuticals, Inc.	Biotechnology	-0.1%
5	Omega Protein Corp.	Food Products	-0.1%
6	TGC Industries, Inc.	Energy Equipment & Services	-0.1%
7	Verso Paper Corp.	Paper & Forest Products	-0.1%
8	Doral Financial Corp.	Thrifts & Mortgage Finance	-0.1%
9	Arlington Asset Investment Corp.	Capital Markets	-0.1%
10	Richardson Electronics, Ltd.	Electronic Equipment, Instruments & Components	-0.1%

All is not well in the paper industry these days (to put it mildly). Raw material costs are rising, and global demand is declining. While paper companies have tried to manage the shock of the European debacle, many have been caught off guard by the reduced demand out of “stronger” markets like China. Verso Paper is one such paper producer that has been hurt by the global downturn and the increase in material costs. In October, management initiated cost-cutting measure by announcing that Verso will slash its workforce by 300 jobs and close down three mills. Investors sold on the news, and Verso received a

www.bridgeway.com	32

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

“notice of delisting” late in the year as the company was no longer in compliance with the standards of the New York Stock Exchange. The holding lost over 40% of its value during the December quarter.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer stocks contributed most to Fund returns this year. Industrials and Materials stocks were impacted by the floods in Thailand and were costly to Fund returns.

As was the case for the quarter, consumers began emerging out of hibernation during much of the calendar year. Three Consumer Discretionary stocks and one Consumer Staples stock appeared on the list of top contributors for 2011. Combined, they added just less than two percent to the Fund’s return. Two Health Care companies also made the list, despite the ongoing uncertainties of industry reform.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	0.9%
2	Astronics Corp.	Aerospace & Defense	0.7%
3	Conn’s, Inc.	Specialty Retail	0.5%
4	Multimedia Games Holding Co., Inc.	Hotels, Restaurants & Leisure	0.5%
5	Carrols Restaurant Group, Inc.	Hotels, Restaurants & Leisure	0.5%
6	Susser Holdings Corp.	Food & Staples Retailing	0.4%
7	Ladenburg Thalmann Financial Services, Inc.	Capital Markets	0.4%
8	8x8, Inc.	Semiconductors & Semiconductor Equipment	0.4%
9	Mitcham Industries, Inc.	Energy Equipment & Services	0.4%
10	HealthStream, Inc.	Health Care Technology	0.4%

Over the past few years, politicos have debated the merits of health care reform; legislation currently awaits a decision by the Supreme Court and potential actions by Congress. As the largest Medicare and Medicaid provider in Florida, Metropolitan Health Networks will certainly be impacted by decisions of the powers-that-be. But in the meantime, investors have flocked to the company, despite the continued uncertainties. Analysts believe that changing demographics play a huge role in the future of the industry; regardless of the reform, a tremendous number of baby boomers will be joining the ranks of Medicare Advantage programs over the next few years. Some providers have been active acquirers, taking advantage of the mass influx of participants. Metropolitan closed on its purchase of Continucare in October, just a few months after a significant positive earnings surprise that caught the attention of analysts and investors alike. The holding was the top contributor for the calendar year and added almost one percent to the Fund’s return.

Early in the calendar year, the Japan earthquake had a dramatic effect on domestic manufacturing, as supply chains came to a virtual standstill. Just as the Asian country entered recovery mode, dramatic floods in Thailand served to slow the progress again, and many trading partners were impacted. Two Industrials sector holdings and one Materials sector holding were among the Fund’s worst contributors during the calendar year; together, they cost the Fund over two percent in performance.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

33	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% Contribution to Return
1	NN, Inc.	Machinery	-1.1%
2	Amtech Systems, Inc.	Semiconductors & Semiconductor Equipment	-0.9%
3	Five Star Quality Care, Inc.	Health Care Providers & Services	-0.8%
4	Gramercy Capital Corp.	Real Estate Investment Trusts (REITs)	-0.7%
5	Dot Hill Systems Corp.	Computers & Peripherals	-0.6%
6	RadNet, Inc.	Health Care Providers & Services	-0.6%
7	Xerium Technologies, Inc.	Machinery	-0.6%
8	Imperial Sugar Co.	Food Products	-0.5%
9	Verso Paper Corp.	Paper & Forest Products	-0.5%
10	Skilled Healthcare Group, Inc.	Health Care Providers & Services	-0.4%

Amtech Systems manufactures various components for use in the solar and semiconductor industries. During the year, many related stocks came under pressure as global demand for solar projects slowed and excess capacity prompted severe price cuts throughout the industry. Amtech posted record revenue growth and solid earnings in August, but management added a very troubling outlook and reported that orders had fallen considerably (80%) during the quarter. Subsequently, investors overlooked the past (positive) numbers and focused instead on the uncertain (negative) future. The holding was the second worst contributor for the calendar year and cost the Fund just under one percent in return.

Top Ten Holdings as of December 31, 2011

Seven of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: Metropolitan Health, Cost Plus, Universal Stainless, Carrols Restaurant, On Assignment, Mitcham Industries, and Smith & Wesson. The Fund was broadly diversified, and no single holding accounted for greater than 2.2% of the net assets. The ten largest positions represented just over 15% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	2.2%
2	Town Sports International Holdings, Inc.	Hotels, Restaurants & Leisure	1.6%
3	Cost Plus, Inc.	Specialty Retail	1.6%
4	Universal Stainless & Alloy	Metals & Mining	1.5%
5	Carrols Restaurant Group, Inc.	Hotels, Restaurants & Leisure	1.5%
6	On Assignment, Inc.	Professional Services	1.5%
7	Quality Distribution, Inc.	Road & Rail	1.4%
8	Mitcham Industries, Inc.	Energy Equipment & Services	1.4%
9	U.S. Physical Therapy, Inc.	Health Care Providers & Services	1.4%
10	Smith & Wesson Holding Corp.	Leisure Equipment & Products	1.3%
	Total		15.4%

Industry Sector Representation as of December 31, 2011

Health Care was the most underweighted sector between the Fund and the CRSP 10 Index. At the other end of the spectrum, we maintained a larger allocation to Industrials than the Index. The Financials sector made up almost one-fourth of the Fund and the largest sector allocation.

www.bridgeway.com	34

Ultra-Small Company Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	18.4%	17.1%	1.3%
Consumer Staples	2.5%	3.0%	-0.5%
Energy	5.5%	6.9%	-1.4%
Financials	23.6%	23.4%	0.2%
Health Care	11.4%	16.4%	-5.0%
Industrials	18.3%	13.5%	4.8%
Information Technology	11.7%	15.2%	-3.5%
Materials	5.9%	2.9%	3.0%
Telecommunication Services	0.9%	0.6%	0.3%
Utilities	0.0%	1.0%	-1.0%
Cash & Other Assets	1.8%	0.0%	1.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

35	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 98.12%

Aerospace & Defense - 1.50%
	Astronics Corp.*	26,500	$948,965
	Astronics Corp., Class B*	2,650	96,063
	SIFCO Industries, Inc.	4,000	79,760

			1,124,788

Air Freight & Logistics - 1.71%
	Pacer International, Inc.*	76,200	407,670
	Park-Ohio Holdings Corp.*	49,000	874,160

			1,281,830

Airlines - 0.42%
	Republic Airways Holdings, Inc.*	91,000	312,130

Biotechnology - 0.80%
	Cytori Therapeutics, Inc.*	700	1,540
	Vanda Pharmaceuticals, Inc.*	126,500	602,140

			603,680

Building Products - 0.65%
	NCI Building Systems, Inc.*	39,500	429,365
	US Home Systems, Inc.	8,700	57,855

			487,220

Capital Markets - 3.17%
	Arlington Asset Investment Corp., Class A+	43,600	929,988
	Calamos Asset
	Management, Inc., Class A	66,600	833,166
	Ladenburg Thalmann Financial Services, Inc.*+	250,000	620,000

			2,383,154

Chemicals - 1.21%
	Arabian American Development Co.*	12,000	101,760
	Core Molding Technologies, Inc.*	14,800	119,288
	Spartech Corp.*	146,000	690,580

			911,628

Commercial Banks - 6.34%
	Access National Corp.	9,800	86,240
	Ameris Bancorp*	58,800	604,464
	Bancorp, Inc. (The)*	72,000	520,560
	CoBiz Financial, Inc.	107,000	617,390
	Farmers Capital Bank Corp.*	20,000	89,800
	First California Financial Group, Inc.*	45,000	146,700

Industry	Company	Shares	Value

Commercial Banks (continued)
	First Community
	Bancshares, Inc.	30,400	$379,392
	Green Bankshares, Inc.*	40,200	50,652
	Macatawa Bank Corp.*	67,800	154,584
	Mercantile Bank Corp.*+	20,900	204,820
	Merchants Bancshares, Inc.	14,300	417,560
	Metro Bancorp, Inc.*	38,700	324,306
	MetroCorp Bancshares, Inc.*	16,000	101,600
	MidWestOne Financial Group, Inc.	30,000	438,600
	Trico Bancshares	22,000	312,840
	United Community Banks, Inc.*	44,460	310,775

			4,760,283

Commercial Services & Supplies - 2.92%
	Casella Waste Systems, Inc., Class A*	107,700	689,280
	CECO Environmental Corp.	12,700	71,755
	Cenveo, Inc.*	125,400	426,360
	Intersections, Inc.	35,000	388,150
	Perma-Fix Environmental Services*	100,000	155,000
	Standard Register Co. (The)	100,000	233,000
	TRC Cos., Inc.*	37,800	227,178

			2,190,723

Communications Equipment - 2.44%
	CalAmp Corp.*	75,400	320,450
	Communications Systems, Inc.	29,400	413,364
	Tessco Technologies, Inc.	30,000	414,600
	UTStarcom Holdings Corp.*	281,400	388,332
	ZST Digital Networks, Inc.*	128,500	291,695

			1,828,441

Computers & Peripherals - 0.93%
	Datalink Corp.*	84,200	695,492

Construction & Engineering - 0.44%
	Northwest Pipe Co.*	14,500	331,470

Consumer Finance - 1.38%
	CompuCredit Holdings Corp.*	200,000	740,000
	Nicholas Financial, Inc.+	12,100	155,122
	White River Capital, Inc.	7,000	141,750

			1,036,872

Containers & Packaging - 0.52%
	AEP Industries, Inc.*	14,000	394,100

www.bridgeway.com	36

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services - 1.48%
	Collectors Universe	40,000	$582,800
	CPI Corp.	30,878	55,889
	Mac-Gray Corp.	29,000	399,910
	School Specialty, Inc.*	28,233	70,583

			1,109,182

Diversified Financial Services - 0.62%
	Asset Acceptance Capital Corp.*	26,000	101,660
	MicroFinancial, Inc.	19,100	110,398
	Primus Guaranty, Ltd.*+	51,800	253,820

			465,878

Diversified Telecommunication Services - 0.89%
	Alaska Communications Systems Group, Inc.	9,900	29,799
	HickoryTech Corp.	32,800	363,424
	Multiband Corp.*+	86,000	277,780

			671,003

Electrical Equipment -1.60%
	Allied Motion Technologies, Inc.	30,000	169,200
	Coleman Cable, Inc.*	58,000	504,600
	Jinpan International, Ltd.+	50,400	410,508
	SL Industries, Inc.*	7,000	113,400

			1,197,708

Electronic Equipment, Instruments & Components - 3.75%
	Agilysys, Inc.*	106,800	849,060
	GTSI Corp.*	35,000	147,000
	Micronetics, Inc.*	9,300	73,284
	Netlist, Inc.*	128,000	321,280
	PC Connection, Inc.	27,100	300,539
	PC Mall, Inc.*	62,500	392,500
	Richardson Electronics, Ltd.	48,900	600,981
	Wayside Technology Group, Inc.	10,500	127,575

			2,812,219

Energy Equipment & Services - 2.03%
	Mitcham Industries, Inc.*	48,200	1,052,688
	TGC Industries, Inc.*	65,500	467,670

			1,520,358

Food & Staples Retailing - 1.72%
	Pizza Inn Holdings, Inc.*+	62,500	343,750
	Susser Holdings Corp.*	42,000	950,040

			1,293,790

Food Products - 0.42%
	Coffee Holding Co., Inc.+	40,000	313,600

Industry	Company	Shares	Value

Health Care Equipment & Supplies - 1.76%
	DynaVox, Inc., Class A*	70,000	$254,800
	RTI Biologics, Inc.*	115,000	510,600
	Synergetics USA, Inc.*	58,900	434,682
	Theragenics Corp.*	70,000	117,600

			1,317,682

Health Care Providers & Services - 6.97%
	Advocat, Inc.	16,500	91,575
	Alliance HealthCare Services, Inc.*	160,000	201,600
	Cross Country Healthcare, Inc.*	76,100	422,355
	Five Star Quality Care, Inc.*	188,900	566,700
	Metropolitan Health Networks, Inc.*	224,300	1,675,521
	Providence Service Corp. (The)*	50,000	688,000
	RadNet, Inc.*	259,100	551,883
	U.S. Physical Therapy, Inc.	52,500	1,033,200

			5,230,834

Health Care Technology - 0.74%
	HealthStream, Inc.*	30,000	553,500

Hotels, Restaurants & Leisure - 6.37%
	Caribou Coffee Co., Inc.*	48,400	675,180
	Carrols Restaurant Group, Inc.*	100,000	1,157,000
	Great Wolf Resorts, Inc.*	137,800	399,620
	Kona Grill, Inc.*	20,000	122,400
	Luby’s, Inc.*	35,700	161,007
	Multimedia Games Holding Co., Inc.*	88,800	705,072
	O’Charleys, Inc.*+	64,600	354,654
	Town Sports International Holdings, Inc.*	164,000	1,205,400

			4,780,333

Household Durables - 1.59%
	Bassett Furniture Industries, Inc.	23,000	172,270
	CSS Industries, Inc.	13,800	274,896
	Lifetime Brands, Inc.	59,400	721,116
	Skyline Corp.	5,446	23,690

			1,191,972

Insurance - 1.68%
	Crawford & Co., Class B	77,400	476,784
	Hallmark Financial Services*	46,100	322,239
	Universal Insurance Holdings, Inc.	130,000	465,400

			1,264,423

37	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail - 0.54%
	1-800-Flowers.com, Inc., Class A*	183,500	$403,700

Internet Software & Services - 0.42%
	EasyLink Services
	International Corp., Class A*	79,100	314,818
	Quepasa Corp.*	100	332

			315,150

IT Services - 2.32%
	Analysts International Corp.*	15,300	85,374
	Computer Task Group, Inc.*	43,300	609,664
	Dynamics Research Corp.*	19,000	215,460
	Innodata Isogen, Inc.*	22,300	87,862
	LML Payment Systems, Inc.*	56,000	130,480
	MoneyGram International, Inc.*	34,550	613,262

			1,742,102

Leisure Equipment & Products - 1.28%
	Smith & Wesson Holding Corp.*	220,700	962,252

Life Sciences Tools & Services - 0.98%
	Cambrex Corp.*	101,900	731,642
	Complete Genomics, Inc.*	2,055	6,021

			737,663

Machinery - 3.10%
	Hardinge, Inc.	44,500	358,225
	Hurco Cos., Inc.*	14,800	310,800
	Lydall, Inc.*	53,700	509,613
	Miller Industries, Inc.	50,000	786,500
	Xerium Technologies, Inc.*+	55,071	360,164

			2,325,302

Marine - 0.90%
	International Shipholding Corp.	28,000	523,320
	Star Bulk Carriers Corp.	170,000	151,334

			674,654

Media - 1.75%
	Ballantyne Strong, Inc.*	67,300	275,257
	Fisher Communications, Inc.*	18,000	518,940
	Gray Television, Inc.*	250,000	405,000
	Spanish Broadcasting System, Inc., Class A*	38,700	116,100

			1,315,297

Industry	Company	Shares	Value

Metals & Mining - 3.12%
	China Gerui Advanced Materials Group, Ltd.*+	91,400	$306,190
	Friedman Industries, Inc.	23,700	247,665
	Handy & Harman, Ltd.*	55,000	544,500
	Rare Element Resources, Ltd.*	27,010	87,783
	Universal Stainless & Alloy*	31,000	1,158,160

			2,344,298

Oil, Gas & Consumable Fuels - 3.43%
	Adams Resources & Energy, Inc.	6,400	185,472
	Callon Petroleum Co.*	75,500	375,235
	Crimson Exploration, Inc.*	127,800	365,508
	PostRock Energy Corp.*	69,500	195,295
	REX American Resources Corp.*	35,000	773,850
	SMF Energy Corp.	65,000	185,900
	Warren Resources, Inc.*	151,500	493,890

			2,575,150

Paper & Forest Products - 1.04%
	Mercer International, Inc.*	77,400	472,140
	Orient Paper, Inc.*	60,400	196,300
	Verso Paper Corp.*	113,900	109,344

			777,784

Personal Products - 0.35%
	Natural Alternatives International, Inc.*	15,800	139,356
	Nature’s Sunshine Products, Inc.*+	8,100	125,712

			265,068

Pharmaceuticals - 0.12%
	Heska Corp.*	12,000	87,600

Professional Services - 2.81%
	Franklin Covey Co.*	50,000	423,500
	GP Strategies Corp.*	42,000	566,160
	On Assignment, Inc.*	100,000	1,118,000

			2,107,660

Real Estate Investment Trusts (REITs) - 6.54%
	Agree Realty Corp.	26,160	637,781
	ARMOUR Residential REIT, Inc.+	131,800	929,190
	Capital Trust, Inc., Class A*+	110,300	248,175
	Gramercy Capital Corp.*	383,600	959,000
	MPG Office Trust, Inc.*+	283,700	564,563

www.bridgeway.com	38

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
	One Liberty Properties, Inc.	53,500	$882,750
	Winthrop Realty Trust	67,900	690,543

			4,912,002

Road & Rail - 2.22%
	Covenant Transportation
	Group, Inc., Class A*	33,000	98,010
	Quality Distribution, Inc.*	95,500	1,074,375
	Saia, Inc.*	30,600	381,888
	Universal Truckload Services, Inc.	6,300	114,345

			1,668,618

Semiconductors & Semiconductor Equipment - 0.91%
	Photronics, Inc.*	112,200	682,176

Software - 0.95%
	Cinedigm Digital Cinema Corp., Class A*	50,700	69,966
	Majesco Entertainment Co.*+	141,000	344,040
	QAD, Inc., Class A*	13,400	140,700
	QAD, Inc., Class B*	15,000	155,250

			709,956

Specialty Retail - 4.31%
	Cache, Inc.*	14,600	90,374
	Conn’s, Inc.*	86,000	954,600
	Cost Plus, Inc.*#	122,100	1,190,475
	TravelCenters of America LLC*	46,200	196,350
	Winmark Corp.	4,500	258,165
	Zale Corp.*	142,300	542,163

			3,232,127

Textiles, Apparel & Luxury Goods - 1.14%
	Delta Apparel, Inc.*	22,500	429,525
	DGSE Cos., Inc.*+	14,900	108,174
	Rocky Brands, Inc.*	35,000	315,700

			853,399

Thrifts & Mortgage Finance - 3.84%
	BankFinancial Corp.	27,800	153,456
	Beacon Federal Bancorp, Inc.	7,000	97,090
	BofI Holding, Inc.*	29,300	476,125
	Doral Financial Corp.*	529,000	505,724
	First Financial Holdings, Inc.	36,700	327,731
	First Pactrust Bancorp, Inc.+	37,000	379,250
	Meridian Interstate Bancorp, Inc.*	35,500	441,975

Industry	Company		Shares	Value

Thrifts & Mortgage Finance (continued)
	United Financial Bancorp, Inc.		31,200	$502,008

				2,883,359

TOTAL COMMON STOCKS - 98.12% (Cost $ 72,156,651)				73,639,610

		Rate^	Shares	Value

MONEY MARKET FUND - 2.02%
BlackRock FedFund		0.01%	1,515,640	1,515,640

TOTAL MONEY MARKET FUND - 2.02%				1,515,640

(Cost $ 1,515,640)

TOTAL INVESTMENTS - 100.14%				$75,155,250
(Cost $ 73,672,291)
Liabilities in Excess of Other Assets - (0.14%)				(102,745)

NET ASSETS - 100.00%				$75,052,505

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $1,190,475.
^	Rate disclosed as of December 31, 2011.
+	This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $3,870,055 at December 31, 2011.

LLC - Limited Liability Company

39	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total

Common Stocks	$73,639,610	$—	$		$73,639,610
Money Market Fund	—	1,515,640		—	1,515,640

TOTAL	$73,639,610	$1,515,640		$—	$75,155,250

Other Financial Instruments**
Swaps	$—	$92,099		$—	$92,099

TOTAL	$—	$92,099		$—	$92,099

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)

	Common Stocks	Total

Balance as of 06/30/2011	$124,650	$124,650
Purchases	—	—
Sales	(25,506)	(25,506)
Realized gain/ (loss)[1]	(254,813)	(254,813)
Change in unrealized appreciation/ (depreciation)[2]	155,669	155,669
Transfers in3	—	—
Transfers out	—	—

Balance as of 12/31/2011	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2011[2]	$—	$—

1Realized gain/(loss) from Level 3 securities is included on the Statements of Operations in the Realized Gain (Loss) on Investments.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

3Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

The security in the table above was considered a Level 3 security because it was fair valued under procedures adopted by the Board of Directors at June 30, 2011. There were no Level 3 securities that were fair valued under these procedures at December 31, 2011. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

www.bridgeway.com	40

Ultra-Small Company Market Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2011, our Fund appreciated 14.94%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+10.36%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+14.55%) and the Russell Microcap Index (+13.83%). The Fund underperformed the Russell 2000 Index (+15.47%). It was a very good quarter on an absolute and relative basis. We are pleased with the results.

For the six month semi-annual period ended December 31, 2011, our Fund declined 11.28%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-14.08%). We trailed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-10.72%), the Russell Microcap Index (-11.14%) and the Russell 2000 Index (-9.77%).

For the calendar year ended December 31, 2011, our Fund declined 7.86%, leading our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-13.98%), and the Russell Microcap Index (-9.27%). The Fund trailed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-5.59%), and the Russell 2000 Index (-4.18%). We gained some ground on the CRSP 10 Index for the longer five year and ten year periods.

The table below presents our quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life-to-Date 7/31/97 to 12/31/11

Ultra-Small Company Market Fund	14.94%	-11.28%	-7.86%	-3.67%	8.09%	9.06%
CRSP Cap-Based Portfolio 10 Index	10.36%	-14.08%	-13.98%	-0.86%	10.11%	9.56%
Russell Microcap Index	13.83%	-11.14%	-9.27%	-3.75%	4.63%	N/A
Russell 2000 Index (small companies)	15.47%	-9.77%	-4.18%	0.15%	5.62%	5.46%
Lipper Micro-Cap Stock Funds Index	14.55%	-10.72%	-5.59%	-0.90%	5.09%	5.92%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,199 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Ultra-Small Company Market Fund ranked 52nd of 74 micro-cap funds for the twelve months ending December 31, 2011, 53rd of 61 over the last five years, 14th of 43 over the last ten years, and 7th of 22 since inception in July 1997. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

41	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Ultra-Small Company Market Fund vs. CRSP 10 Index, Lipper Micro-Cap Stock Funds Index, Russell 2000 Index & Russell Microcap Index* from Inception 7/31/97 to 12/31/11

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The Short Version: In spite of double digit appreciation, the 10th decile (ultra-small stocks) was the worst performing size group for the quarter ended December 31, 2011. Nevertheless, our “sidestepping models,” which tend to help most in market downturns, helped in this bounceback quarter as well.

The table below presents stock index performance numbers by company size for different time periods. It indicates that ultra-small stocks were at a severe disadvantage as compared to micro-cap and small companies for the quarter, six-months, one-year and five-year periods, giving our Fund a headwind versus our peers and small company indexes.

CRSP Decile[1]	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	86 Years 1/1/1926 to 12/31/11
1 (ultra-large)	11.43%	-2.21%	2.22%	-0.24%	2.23%	9.02%
2	11.36%	-7.19%	0.25%	1.09%	6.46%	10.36%
3	11.10%	-10.67%	-2.10%	1.66%	6.33%	10.74%
4	14.34%	-8.86%	1.18%	3.38%	7.48%	10.73%
5	15.30%	-10.02%	-0.98%	5.14%	8.37%	11.28%
6	15.80%	-9.04%	-1.60%	2.24%	6.48%	11.21%
7	14.41%	-11.33%	-4.75%	2.51%	7.25%	11.19%
8	15.95%	-10.03%	-6.70%	2.39%	8.24%	11.41%
9	15.72%	-10.00%	-7.12%	1.27%	7.16%	11.44%
10 (ultra-small)	10.36%	-14.08%	-13.98%	-0.86%	10.11%	12.91%

1	The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

The recovery from the previous quarter downturn was broad based across industries, and our best performers reflected this. Three Heath Care companies were among the top contributors. Combined they added over one-half of a percent in return.

www.bridgeway.com	42

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Mitcham Industries, Inc.	Energy Equipment & Services	0.5%
2	Metropolitan Health Networks, Inc.	Health Care Providers & Services	0.3%
3	On Assignment, Inc.	Professional Services	0.3%
4	RAM Energy Resources, Inc.	Oil, Gas & Consumable Fuels	0.2%
5	Greenbrier Cos., Inc.	Machinery	0.2%
6	Curis, Inc.	Biotechnology	0.2%
7	Magma Design Automation, Inc.	Software	0.2%
8	ISTA Pharmaceuticals, Inc.	Pharmaceuticals	0.2%
9	Multimedia Games Holding Co., Inc.	Hotels, Restaurants & Leisure	0.2%
10	Lithia Motors, Inc.	Specialty Retail	0.2%

Mitcham Industries supplies seismic equipment to various companies within the energy sector. Late in the year, it posted quarterly earnings that beat analysts’ expectations by about 100%, with revenues increasing 40%. Management attributed the strong showing to enhanced international demand in Latin America and the Pacific Rim. Its stock price virtually doubled during the three-month period, as improving company fundamentals were well rewarded by Wall Street. The stock was the top contributor to the Fund’s quarterly performance.

Four Health Care holdings comprised the worst contributors list and they cost the Fund over one-fourth of a percent in performance. Bear in mind that the sector faces much uncertainty these days, given the controversial nature of healthcare reform legislation. Additionally, Biotech companies are often perceived as risky ventures, since positive trial results and FDA approvals are frequently in question.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	BioSante Pharmaceuticals, Inc.	Biotechnology	-0.1%
2	Zagg, Inc.	Household Durables	-0.1%
3	Sangamo Biosciences, Inc.	Biotechnology	-0.1%
4	Furniture Brands International, Inc.	Household Durables	-0.1%
5	Intersections, Inc.	Commercial Services & Supplies	-0.1%
6	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	-0.1%
7	Pinnacle Airlines Corp.	Airlines	-0.1%
8	Reddy Ice Holdings, Inc.	Food Products	-0.1%
9	AVI BioPharma, Inc.	Biotechnology	-0.1%
10	TranS1 Inc.	Health Care Equipment & Supplies	-0.1%

Zagg (Zealous About Great Gadgets) manufactures accessories for smartphones, such as those plastic screen covers for Apple iPhones. The company has ridden the wave of the smartphone explosion (it now accounts for almost 60% of all mobile device accessories), but now is facing intense competition from others who are joining the game. Its recent acquisition of onetime rival iFrog helped revenues soar percentage-wise, but also weighed on overall profits. While Zagg gets over forty percent of its business through Best Buy, it does not have a long-term contract to ensure that business continuity. Its latest earnings report also raised some concern among analysts as inventories rose to higher-than-anticipated levels. The holding’s share price dropped over 25% during the latest three-month period.

Detailed Explanation of Calendar Year Performance

The Short Version: The Health Care sector proved to be a solid contributor for the calendar year. Information Technology stocks hurt Fund performance for the period.

43	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

As was the case for the quarter ended December 31, 2011, Health Care dominated the top contributors for the calendar year as five related holdings made the list and added about one percent to the overall return. Three of these were Health Care providers, indicating that many investors seem to be more focused on demographic changes (the aging of America’s baby boomers) than the political aspects of the reform.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Mitcham Industries, Inc.	Energy Equipment & Services	0.4%
2	Curis, Inc.	Biotechnology	0.3%
3	Metropolitan Health Networks, Inc.	Health Care Providers & Services	0.3%
4	Globecomm Systems, Inc.	Communications Equipment	0.2%
5	Ladenburg Thalmann Financial Services, Inc.	Capital Markets	0.2%
6	HealthStream, Inc.	Health Care Technology	0.2%
7	Akorn, Inc.	Pharmaceuticals	0.2%
8	Synovis Life Technologies, Inc.	Health Care Equipment & Supplies	0.2%
9	Web.com Group, Inc.	Internet Software & Services	0.2%
10	Stamps.com, Inc.	Internet Software & Services	0.2%

Over the past few years, politicos have debated the merits of health care reform; legislation currently awaits a decision by the Supreme Court and potential action by Congress. As the largest Medicare and Medicaid provider in Florida, Metropolitan Health Networks will certainly be impacted by decisions of the powers-that-be. But in the meantime, investors have flocked to the company despite the continued uncertainties. Analysts believe that changing demographics play a huge role in the future of the industry; regardless of the reform, a tremendous number of baby boomers will be joining the ranks of Medicare Advantage programs over the next few years. Some providers have been active acquirers, taking advantage of the mass influx of participants. Metropolitan closed on its purchase of Continucare in October, just a few months after a significant positive earnings surprise that caught the attention of analysts and investors alike. The holding was among the top contributors for the calendar year, and its stock price rose over 60% over the past 12 months.

Although the economy has shown signs of rebounding as of late, businesses and consumers still do not appear to be stepping up their purchases of computers and electronics (unless they are manufactured by Apple). Four Information Technology holdings made the list of worst contributors and combined, they hindered Fund performance by about one and one-fourth percent.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Support.com, Inc.	Internet Software & Services	-0.4%
2	Amtech Systems, Inc.	Semiconductors & Semiconductor Equipment	-0.4%
3	Cogo Group, Inc.	Communications Equipment	-0.3%
4	ValueVision Media, Inc.	Internet & Catalog Retail	-0.3%
5	Chindex International, Inc.	Health Care Providers & Services	-0.2%
6	GSI Technology, Inc.	Semiconductors & Semiconductor Equipment	-0.2%
7	Geokinetics, Inc	Energy Equipment & Services	-0.2%
8	Sangamo Biosciences, Inc.	Biotechnology	-0.2%
9	M/I Homes, Inc.	Household Durables	-0.2%
10	AVI BioPharma, Inc.	Biotechnology	-0.1%

Amtech Systems manufactures various components for use in the solar and semiconductor industries. During the year, many related stocks came under pressures as global demand for solar projects slowed and excess capacity prompted severe price cuts throughout the industry. Amtech posted record revenue growth and solid earnings in August, but management added a very troubling outlook and reported that orders had fallen considerably (80%) during the quarter. Subsequently, investors overlooked the past (positive) numbers and focused instead on the uncertain (negative) future. The holding was the second worst contributor for the calendar year.

www.bridgeway.com	44

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Top Ten Holdings as of December 31, 2011

This passively managed fund is designed to model the CRSP 10 Index, and thus no single company comprises too high a percentage of its assets. In fact, the top ten holdings represent less than six percent of overall Fund net assets, and no stock accounts for greater than one percent. Bear in mind any stock with an allocation of greater than one-half of a percent has appreciated in value, as we never initiate any position in excess of that percentage.

Rank	Description	Industry	% of Net Assets
1	Mitcham Industries, Inc.	Energy Equipment & Services	0.9%
2	Metropolitan Health Networks, Inc.	Health Care Providers & Services	0.6%
3	Globecomm Systems, Inc.	Communications Equipment	0.6%
4	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	0.6%
5	Curis, Inc.	Biotechnology	0.5%
6	Actuate Corp.	Software	0.5%
7	AEP Industries, Inc.	Containers & Packaging	0.5%
8	Famous Dave’s of America, Inc.	Hotels, Restaurants & Leisure	0.5%
9	Spartan Motors, Inc.	Auto Components	0.5%
10	Providence Service Corp.	Health Care Providers & Services	0.5%
	Total		5.7%

Industry Sector Representation as of December 31, 2011

The Financials, Health Care, and Consumer Discretionary sectors held the largest allocations at quarter-end. As a passively-managed fund, sector allocations will not vary dramatically from those of the CRSP 10 Index.

	% of Portfolio	% of CRSP 10 Index	Difference
Consumer Discretionary	16.7%	17.1%	-0.4%
Consumer Staples	3.3%	3.0%	0.3%
Energy	6.8%	6.9%	-0.1%
Financials	23.0%	23.4%	-0.4%
Health Care	16.8%	16.4%	0.4%
Industrials	12.8%	13.5%	-0.7%
Information Technology	14.5%	15.2%	-0.7%
Materials	2.9%	2.9%	0.0%
Telecommunication Services	0.7%	0.6%	0.1%
Utilities	1.2%	1.0%	0.2%
Cash & Other Assets	1.3%	0.0%	1.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

45	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	46

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.01%
Aerospace & Defense - 1.13%
	Astronics Corp.*	22,700	$812,887
	Astronics Corp., Class B*	2,270	82,287
	Ducommun, Inc.	29,900	381,225
	GenCorp, Inc.*	152,600	811,832
	Innovative Solutions & Support, Inc.*	63,454	218,282
	KEYW Holding Corp. (The)*+	45,100	333,740
	LMI Aerospace, Inc.*	21,000	368,550
	Sparton Corp.*	63,300	550,710

			3,559,513

Air Freight & Logistics - 0.75%
	Pacer International, Inc.*	188,800	1,010,080
	Park-Ohio Holdings Corp.*	46,000	820,640
	XPO Logistics, Inc.*	44,800	553,280

			2,384,000

Airlines - 0.09%
	Pinnacle Airlines Corp.*	77,759	63,762
	Republic Airways Holdings, Inc.*	63,600	218,148

			281,910

Auto Components - 1.11%
	Amerigon, Inc.*	42,200	601,772
	Motorcar Parts of America, Inc.*+	30,600	229,500
	Shiloh Industries, Inc.*	39,600	331,848
	Spartan Motors, Inc.	334,600	1,609,426
	Strattec Security Corp.	24,100	480,795
	UQM Technologies, Inc.*+	183,522	253,260

			3,506,601

Beverages - 0.31%
	Craft Brewers Alliance, Inc.*	89,100	536,382
	MGP Ingredients, Inc.+	39,900	201,096
	Primo Water Corp.*	75,200	228,608

			966,086

Biotechnology - 6.55%
	ADVENTRX Pharmaceuticals, Inc.*	92,500	53,650
	Affymax, Inc.*	61,100	403,871
	Amicus Therapeutics, Inc.*	115,991	399,009
	Arena Pharmaceuticals, Inc.*+	159,900	299,013
	ArQule, Inc.*	131,300	740,532
	Array Biopharma, Inc.*	160,100	345,816
	Astex Pharmaceuticals*	274,600	518,994

Industry	Company	Shares	Value

Biotechnology (continued)
	BioCryst Pharmaceuticals, Inc.*	155,700	$384,579
	BioMimetic Therapeutics, Inc.*	100,900	287,565
	BioSpecifics Technologies Corp.*+	12,500	207,750
	Celldex Therapeutics, Inc.*	71,400	185,640
	Codexis, Inc.*+	70,100	371,530
	Curis, Inc.*+	363,100	1,699,308
	Cytori Therapeutics, Inc.*+	183,300	403,260
	Dusa Pharmaceuticals, Inc.*	181,000	792,780
	Dyax Corp.*	388,200	527,952
	GTx, Inc.*	146,624	492,657
	Immunomedics, Inc.*+	129,000	429,570
	Infinity Pharmaceuticals, Inc.*+	56,200	496,808
	Ligand Pharmaceuticals, Inc., Class B*	57,133	678,169
	Maxygen, Inc.*	49,850	280,656
	Metabolix, Inc.*+	90,900	413,595
	Myrexis, Inc.*	98,700	264,516
	Nabi Biopharmaceuticals*	70,200	131,976
	Neurocrine Biosciences, Inc.*	129,200	1,098,200
	Novavax, Inc.*+	315,900	398,034
	Omeros Corp.*	77,400	305,730
	Oncothyreon, Inc.*+	124,300	942,194
	Orexigen Therapeutics, Inc.*	115,000	185,150
	Osiris Therapeutics, Inc.*+	80,200	429,070
	PharmAthene, Inc.*+	209,700	266,319
	Progenics Pharmaceuticals, Inc.*	72,400	618,296
	PROLOR Biotech, Inc.*+	75,700	323,239
	Repligen Corp.*	60,100	208,547
	Sangamo Biosciences, Inc.*+	127,436	361,918
	Sciclone Pharmaceuticals, Inc.*	124,307	533,277
	Spectrum Pharmaceuticals, Inc.*+	43,700	639,331
	Synageva BioPharma Corp.*+	28,600	761,618
	Synta Pharmaceuticals Corp.*+	142,500	665,475
	Vanda Pharmaceuticals, Inc.*	78,600	374,136
	Vical, Inc.*	233,900	1,031,499
	Zalicus, Inc.*+	313,021	378,755
	Zogenix, Inc.*	161,300	361,312

			20,691,296

47	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Building Products - 0.45%
	American Woodmark Corp.	16,763	$228,983
	Builders FirstSource, Inc.*	194,500	396,780
	NCI Building Systems, Inc.*	73,300	796,771

			1,422,534

Capital Markets - 3.15%
	Arlington Asset Investment Corp., Class A	38,700	825,471
	Calamos Asset Management, Inc., Class A	21,400	267,714
	Diamond Hill Investment Group, Inc.	5,600	414,288
	Edelman Financial Group, Inc.	51,000	335,070
	FBR & Co.*	110,500	226,525
	Gladstone Capital Corp.+	76,600	584,458
	Gladstone Investment Corp.	28,200	205,014
	Harris & Harris Group, Inc.*	69,400	240,124
	HFF, Inc., Class A*	56,300	581,579
	JMP Group, Inc.	81,100	579,865
	Kohlberg Capital Corp.	48,900	308,559
	Ladenburg Thalmann Financial Services, Inc.*+	493,000	1,222,640
	Medallion Financial Corp.	86,711	986,771
	NGP Capital Resources Co.	48,600	349,434
	Pzena Investment Management, Inc., Class A	39,800	172,334
	TICC Capital Corp.+	82,300	711,895
	Triangle Capital Corp.+	57,212	1,093,893
	Westwood Holdings Group, Inc.	23,025	841,564

			9,947,198

Chemicals - 1.05%
	American Vanguard Corp.	75,100	1,001,834
	Chase Corp.	27,800	386,420
	Core Molding Technologies, Inc.*	18,600	149,916
	KMG Chemicals, Inc.	58,800	1,015,476
	Landec Corp.*	109,200	602,784
	Senomyx, Inc.*	49,300	171,564

			3,327,994

Commercial Banks - 11.37%
	1st United Bancorp, Inc.*	48,200	267,510
	Alliance Financial Corp.	25,000	772,000
	American National Bankshares, Inc.	28,600	557,414
	American River Bankshares*	37,800	171,990

Industry	Company	Shares	Value

Commercial Banks (continued)
	Ameris Bancorp*	88,600	$910,808
	Arrow Financial Corp.+	16,686	391,120
	Bancorp, Inc. (The)*	36,600	264,618
	BancTrust Financial Group, Inc.*	69,000	85,560
	Bank of Commerce Holdings	41,100	137,685
	Bank of Kentucky Financial Corp.	9,000	180,450
	Banner Corp.	44,959	771,047
	Bar Harbor Bankshares	6,000	180,000
	Bridge Bancorp, Inc.+	17,300	344,270
	Bryn Mawr Bank Corp.	41,724	813,201
	Camden National Corp.	11,800	384,680
	Capital City Bank Group, Inc.+	47,258	451,314
	Center Bancorp, Inc.+	72,217	705,560
	Century Bancorp, Inc., Class A	23,272	657,201
	Citizens Holding Co.	20,670	369,580
	CNB Financial Corp.	40,800	643,824
	CoBiz Financial, Inc.+	155,800	898,966
	Eagle Bancorp, Inc.*	5,964	86,716
	Encore Bancshares, Inc.*	19,600	264,992
	Enterprise Financial Services Corp.	85,700	1,268,360
	Farmers Capital Bank Corp.*	67,149	301,499
	Financial Institutions, Inc.	50,533	815,603
	First Bancorp	51,900	578,685
	First Bancorp, Inc.+	33,300	511,821
	First California Financial Group, Inc.*	67,400	219,724
	First Community Bancshares, Inc.	17,500	218,400
	First Merchants Corp.	95,000	804,650
	First South Bancorp, Inc.*+	14,300	45,760
	German American Bancorp, Inc.+	39,500	718,505
	Great Southern Bancorp, Inc.+	21,600	509,544
	Guaranty Bancorp*	123,200	181,104
	Hampton Roads Bankshares, Inc.*	85,300	233,722
	Hanmi Financial Corp.*+	42,150	311,910
	Heritage Commerce Corp.*+	70,000	331,800
	Heritage Financial Corp.	39,260	493,106
	Home Bancorp, Inc.*	41,600	643,552
	Lakeland Bancorp, Inc.	97,860	843,553
	LNB Bancorp, Inc.	20,000	93,800

www.bridgeway.com	48

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Macatawa Bank Corp.*	103,000	$234,840
MainSource Financial Group, Inc.	81,700	721,411
Merchants Bancshares, Inc.+	27,800	811,760
Metro Bancorp, Inc.*	46,900	393,022
MidSouth Bancorp, Inc.	35,900	467,059
MidWestOne Financial Group, Inc.	54,200	792,404
National Bankshares, Inc.+	14,300	399,256
NewBridge Bancorp*	28,287	109,471
Northrim BanCorp, Inc.	33,300	583,083
Ohio Valley Banc Corp.	19,500	363,285
OmniAmerican Bancorp, Inc.*	26,300	412,910
Pacific Continental Corp.	51,611	456,757
Park Sterling Corp.*	82,400	336,192
Peapack Gladstone Financial Corp.	39,130	420,256
Penns Woods Bancorp, Inc.+	16,400	635,992
Peoples Bancorp, Inc.	28,400	420,604
Preferred Bank*	16,120	120,900
QCR Holdings, Inc.	13,200	120,120
Republic First Bancorp, Inc.*	60,000	89,400
Seacoast Banking Corp. of Florida*	314,814	478,517
Shore Bancshares, Inc.	42,600	219,390
Sierra Bancorp	42,900	377,520
Southwest Bancorp, Inc.*	34,200	203,832
State Bancorp, Inc.	95,900	1,169,980
Sterling Bancorp	22,000	190,080
Suffolk Bancorp*	27,400	295,646
Taylor Capital Group, Inc.*+	25,908	251,826
Tower Bancorp, Inc.	35,700	1,018,878
Trico Bancshares	54,300	772,146
Univest Corp. of Pennsylvania	29,800	436,272
Virginia Commerce Bancorp, Inc.*	153,159	1,183,919
VIST Financial Corp.	15,000	90,750
Washington Banking Co.	71,900	856,329
West Bancorporation, Inc.	27,100	259,618
Wilshire Bancorp, Inc.*	184,000	667,920
Yadkin Valley Financial Corp.*	64,200	109,140

		35,906,089

Commercial Services & Supplies - 1.69%
A.T. Cross Co., Class A*	26,000	293,280
American Reprographics Co.*	73,300	336,447

Industry	Company	Shares	Value

Commercial Services & Supplies (continued)
	Casella Waste Systems,
	Inc., Class A*	81,800	$523,520
	CECO Environmental Corp.	42,600	240,690
	Courier Corp.	25,000	293,250
	Heritage-Crystal Clean, Inc.*	18,100	299,736
	Intersections, Inc.	135,184	1,499,191
	Kimball International, Inc., Class B	56,100	284,427
	Metalico, Inc.*	110,800	364,532
	Multi-Color Corp.	35,400	910,842
	Standard Register Co. (The)	30,000	69,900
	TRC Cos., Inc.*	35,000	210,350

			5,326,165

Communications Equipment - 2.84%
	Aviat Networks, Inc.*	221,000	404,430
	Bel Fuse, Inc., Class B	25,100	470,625
	Cogo Group, Inc.*+	69,600	125,280
	Communications Systems, Inc.	29,100	409,146
	Digi International, Inc.*	67,239	750,387
	Emcore Corp.*	296,300	255,500
	Globecomm Systems, Inc.*	143,400	1,961,712
	KVH Industries, Inc.*	77,700	604,506
	Numerex Corp., Class A*+	30,000	246,900
	Oplink Communications, Inc.*	73,100	1,203,957
	Opnext, Inc.*	123,417	99,696
	ORBCOMM, Inc.*	67,000	200,330
	PC-Tel, Inc.	85,600	585,504
	Procera Networks, Inc.*	31,600	492,328
	ShoreTel, Inc.*	46,600	297,308
	Telestone Technologies Corp.*+	49,100	204,256
	Tessco Technologies, Inc.	23,500	324,770
	Westell Technologies, Inc., Class A*	102,800	228,216
	ZST Digital Networks, Inc.*+	50,000	113,500

			8,978,351

Computers & Peripherals - 1.02%
	Concurrent Computer
	Corp.*	55,300	209,587
	Cray, Inc.*	101,200	654,764
	Datalink Corp.*	54,800	452,648
	Dot Hill Systems Corp.*	526,600	700,378
	Immersion Corp.*	104,100	539,238
	Novatel Wireless, Inc.*	96,800	302,984
	Transact Technologies, Inc.*	50,800	368,808

			3,228,407

49	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Construction & Engineering - 0.89%
	Argan, Inc.+	44,700	$679,887
	Furmanite Corp.*	75,400	475,774
	Michael Baker Corp.*	24,900	488,289
	Northwest Pipe Co.*	17,800	406,908
	Sterling Construction Co., Inc.*	28,400	305,868
	UniTek Global Services, Inc.*	100,200	453,906

			2,810,632

Construction Materials - 0.10%
	United States Lime & Minerals, Inc.*	5,300	318,583

Consumer Finance - 0.04%
	CompuCredit Holdings Corp.*	36,729	135,897

Containers & Packaging - 0.52%
	AEP Industries, Inc.*	58,800	1,655,220

Distributors - 0.24%
	Amcon Distributing Co.	1,000	64,400
	VOXX International Corp.*	80,707	681,974

			746,374

Diversified Consumer Services - 0.73%
	Carriage Services, Inc.	81,100	454,160
	Collectors Universe	69,460	1,012,032
	CPI Corp.+	30,700	55,567
	Learning Tree International, Inc.*	44,100	309,582
	Mac-Gray Corp.	33,300	459,207

			2,290,548

Diversified Financial Services - 0.68%
	Asset Acceptance Capital Corp.*	40,626	158,848
	Asta Funding, Inc.	142,300	1,135,554
	Marlin Business Services Corp.	28,300	359,410
	Resource America, Inc., Class A	100,700	479,332

			2,133,144

Diversified Telecommunication Services - 0.71%
	HickoryTech Corp.	43,495	481,925
	IDT Corp., Class B	48,667	456,496
	Otelco, Inc.+	28,600	396,682
	SureWest Communications	42,000	505,260
	Warwick Valley Telephone Co.	30,200	398,338

			2,238,701

Industry	Company	Shares	Value

Electrical Equipment - 0.51%
	Coleman Cable, Inc.*	77,000	$669,900
	LSI Industries, Inc.	70,500	423,000
	Magnetek, Inc.*	10,000	86,100
	Ocean Power Technologies, Inc.*+	76,087	205,435
	SL Industries, Inc.*	13,200	213,840

			1,598,275

Electronic Equipment, Instruments & Components - 2.23%
	Agilysys, Inc.*	40,200	319,590
	Clearfield, Inc.*	30,270	230,355
	Comverge, Inc.*	85,700	107,982
	DDi Corp.	83,600	779,988
	eMagin Corp.*	56,300	208,310
	Identive Group, Inc.*	138,200	308,186
	IEC Electronics Corp.*	64,500	306,375
	Iteris, Inc.*	126,700	164,710
	LeCroy Corp.*	56,000	470,960
	LoJack Corp.*	44,100	135,387
	Netlist, Inc.*	63,100	158,381
	PAR Technology Corp.*	17,800	69,598
	PC Connection, Inc.	30,000	332,700
	PC Mall, Inc.*	74,200	465,976
	Pulse Electronics Corp.	109,800	307,440
	RadiSys Corp.*	134,100	678,546
	Richardson Electronics, Ltd.	52,011	639,215
	SMTC Corp.*	105,976	293,553
	Vishay Precision Group, Inc.*	23,567	376,601
	Zygo Corp.*	39,200	691,880

			7,045,733

Energy Equipment & Services - 2.69%
	Bolt Technology Corp.	76,719	877,665
	Cal Dive International, Inc.*	225,000	506,250
	Dawson Geophysical Co.*	16,400	648,292
	ENGlobal Corp.*	118,761	250,586
	Forbes Energy Services, Ltd.*	49,800	317,226
	Geokinetics, Inc.*	51,600	110,940
	Mitcham Industries, Inc.*	131,934	2,881,439
	Natural Gas Services Group, Inc.*	36,400	526,344
	OYO Geospace Corp.*	6,900	533,577
	TGC Industries, Inc.*	117,000	835,380
	Union Drilling, Inc.*	88,300	550,992
	Willbros Group, Inc.*	127,400	467,558

			8,506,249

Food & Staples Retailing - 0.83%
	Arden Group, Inc., Class A	5,500	495,055

www.bridgeway.com	50

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
	Ingles Markets, Inc., Class A	21,200	$319,272
	Susser Holdings Corp.*	48,900	1,106,118
	Village Super Market, Inc., Class A	24,600	699,870

			2,620,315

Food Products - 1.57%
	Alico, Inc.+	21,000	406,770
	American Lorain Corp.*	81,200	130,732
	Feihe International, Inc.*	24,700	63,973
	Griffin Land & Nurseries, Inc.	19,300	510,678
	Imperial Sugar Co.	37,700	134,589
	John B. Sanfilippo & Son, Inc.*	18,900	142,506
	Lifeway Foods, Inc.*+	156,302	1,506,751
	Omega Protein Corp.*	72,900	519,777
	Overhill Farms, Inc.*	102,100	378,791
	SkyPeople Fruit Juice, Inc.*+	48,200	89,652
	Smart Balance, Inc.*	200,500	1,074,680

			4,958,899

Gas Utilities - 0.28%
	Chesapeake Utilities Corp.	15,906	689,525
	Gas Natural, Inc.	15,900	181,419

			870,944

Health Care Equipment & Supplies - 3.46%
	Alphatec Holdings, Inc.*	164,740	283,353
	Anika Therapeutics, Inc.*	98,639	966,662
	Antares Pharma, Inc.*+	197,000	433,400
	AtriCure, Inc.*	133,200	1,478,520
	Cardica, Inc.*	84,079	180,770
	Cardiovascular Systems, Inc.*+	56,400	555,540
	Cerus Corp.*	193,304	541,251
	CryoLife, Inc.*	107,270	514,896
	IRIS International, Inc.*	44,100	412,335
	Kensey Nash Corp.*	16,800	322,392
	Medical Action Industries, Inc.*	14,700	76,881
	Palomar Medical Technologies, Inc.*	40,600	377,580
	Rockwell Medical Technologies, Inc.*+	72,100	610,687
	RTI Biologics, Inc.*	125,000	555,000
	Solta Medical, Inc.*	158,400	497,376
	Spectranetics Corp.*	29,948	216,225
	Theragenics Corp.*	211,800	355,824
	TranS1, Inc.*	129,500	242,165
	Utah Medical Products, Inc.	44,900	1,212,300
	Vascular Solutions, Inc.*	49,300	548,709

Industry	Company	Shares	Value

Health Care Equipment & Supplies (continued)
	Young Innovations, Inc.	18,126	$537,073

			10,918,939

Health Care Providers & Services - 3.44%
	Almost Family, Inc.*	11,600	192,328
	American Dental Partners, Inc.*	32,400	610,092
	AMN Healthcare Services, Inc.*	72,300	320,289
	Capital Senior Living Corp.*	129,000	1,024,260
	CardioNet, Inc.*	131,100	310,707
	Chindex International, Inc.*	71,200	606,624
	Cross Country Healthcare, Inc.*	58,700	325,785
	Five Star Quality Care, Inc.*	121,600	364,800
	Medcath Corp.	43,400	316,386
	Metropolitan Health Networks, Inc.*	273,372	2,042,089
	National Research Corp.	25,500	989,655
	Providence Service Corp. (The)*	115,200	1,585,152
	RadNet, Inc.*	176,300	375,519
	Skilled Healthcare Group, Inc., Class A*	75,300	411,138
	Sunrise Senior Living, Inc.*+	85,695	555,303
	U.S. Physical Therapy, Inc.	42,000	826,560

			10,856,687

Health Care Technology - 0.28%
	HealthStream, Inc.*	25,805	476,102
	Transcend Services, Inc.*	16,665	395,461

			871,563

Hotels, Restaurants & Leisure - 3.71%
	AFC Enterprises, Inc.*	67,732	995,660
	Benihana, Inc.*	26,200	268,026
	Bluegreen Corp.*	57,203	160,741
	Caribou Coffee Co., Inc.*	79,600	1,110,420
	Carrols Restaurant Group, Inc.*	78,100	903,617
	Dover Downs Gaming & Entertainment, Inc.	9,637	20,623
	Einstein Noah Restaurant Group, Inc.	49,100	776,762
	Famous Dave’s of America, Inc.*	158,800	1,648,344
	Frisch’s Restaurants, Inc.	8,000	156,160
	Full House Resorts, Inc.*	60,700	159,641
	Gaming Partners International Corp.	56,300	349,060
	Great Wolf Resorts, Inc.*	164,300	476,470
	Isle of Capri Casinos, Inc.*	62,500	291,875

51	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Jamba, Inc.*	179,014	$234,508
	Luby’s, Inc.*	73,600	331,936
	Monarch Casino & Resort, Inc.*	48,685	496,100
	Morgans Hotel Group Co.*	84,300	497,370
	Multimedia Games Holding Co., Inc.*	119,300	947,242
	Nathan’s Famous, Inc.*	12,000	252,240
	O’Charleys, Inc.*+	54,900	301,401
	Premier Exhibitions, Inc.*	142,500	349,125
	Ruth’s Hospitality Group, Inc.*	86,700	430,899
	Town Sports International Holdings, Inc.*	76,387	561,445

			11,719,665

Household Durables - 1.61%
	Bassett Furniture Industries, Inc.	74,200	555,758
	Cavco Industries, Inc.*	10,600	424,636
	CSS Industries, Inc.	15,700	312,744
	Emerson Radio Corp.*	204,300	324,837
	Furniture Brands International, Inc.*	188,000	231,240
	Hooker Furniture Corp.	13,767	157,908
	Kid Brands, Inc.*	132,300	418,068
	Libbey, Inc.*	29,000	369,460
	Lifetime Brands, Inc.	63,300	768,462
	Sealy Corp.*	378,800	651,536
	Skyline Corp.	17,300	75,255
	Zagg, Inc.*+	114,300	808,101

			5,098,005

Household Products - 0.13%
	Oil-Dri Corp. of America+	19,800	400,752

Independent Power Producers & Energy Traders - 0.26%
	Genie Energy, Ltd., Class B	48,667	385,929
	Synthesis Energy Systems, Inc.*	272,471	422,330

			808,259

Insurance - 1.58%
	Crawford & Co., Class B	30,948	190,640
	eHealth, Inc.*+	46,800	687,960
	First Acceptance Corp.*	111,700	151,912
	Hallmark Financial Services*	51,800	362,082
	Homeowners Choice, Inc.	7,516	60,203
	Independence Holding Co.+	59,700	485,361
	Meadowbrook Insurance Group, Inc.	95,200	1,016,736
	Phoenix Cos., Inc. (The)*	210,067	352,912

Industry	Company	Shares	Value

Insurance (continued)
	Presidential Life Corp.	44,000	$439,560
	SeaBright Holdings, Inc.	10,700	81,855
	Stewart Information Services Corp.	58,300	673,365
	Universal Insurance Holdings, Inc.	139,200	498,336

			5,000,922

Internet & Catalog Retail - 0.64%
	1-800-Flowers.com, Inc., Class A*	170,000	374,000
	dELiA*s, Inc.*	80,000	81,600
	Gaiam, Inc., Class A*	38,200	123,768
	Geeknet, Inc.*	16,608	283,166
	PetMed Express, Inc.	32,200	334,236
	US Auto Parts Network, Inc.*	100,900	440,933
	ValueVision Media, Inc., Class A*	206,986	389,134

			2,026,837

Internet Software & Services - 2.02%
	Globalscape, Inc.*	59,700	95,520
	Internap Network Services Corp.*	82,900	492,426
	Keynote Systems, Inc.	44,400	911,976
	Marchex, Inc., Class B+	70,400	440,000
	Openwave Systems, Inc.*	223,900	353,762
	Stamps.com, Inc.*	39,700	1,037,361
	Support.com, Inc.*	360,650	811,463
	TechTarget, Inc.*	96,350	562,684
	TheStreet, Inc.	149,700	251,496
	Web.com Group, Inc.*	95,252	1,090,635
	Zix Corp.*	112,782	318,045

			6,365,368

IT Services - 1.50%
	CIBER, Inc.*	121,800	470,148
	Computer Task Group, Inc.*	92,400	1,300,992
	Dynamics Research Corp.*	41,058	465,598
	Echo Global Logistics, Inc.*+	35,200	568,480
	Global Cash Access Holdings, Inc.*	130,900	582,505
	Hackett Group, Inc. (The)*	66,389	248,295
	Information Services Group, Inc.*+	96,600	99,498
	Lionbridge Technologies, Inc.*	116,595	267,002
	NCI, Inc., Class A*	25,974	302,597
	Online Resources Corp.*	60,000	145,200

www.bridgeway.com	52

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
	PRGX Global, Inc.*	50,300	$299,285

			4,749,600

Leisure Equipment & Products - 1.55%
	Arctic Cat, Inc.*	55,500	1,251,525
	Black Diamond, Inc.*	62,800	469,116
	Johnson Outdoors, Inc., Class A*	34,800	534,180
	Leapfrog Enterprises, Inc.*	97,000	542,230
	Marine Products Corp.*	66,400	329,344
	Smith & Wesson Holding Corp.*	162,100	706,756
	Sturm Ruger & Co., Inc.	31,400	1,050,644

			4,883,795

Life Sciences Tools & Services - 0.99%
	Albany Molecular Research, Inc.*	103,100	302,083
	BioClinica, Inc.*	77,100	327,675
	Cambrex Corp.*	104,100	747,438
	Enzo Biochem, Inc.*	166,700	373,408
	Furiex Pharmaceuticals, Inc.*	21,200	354,252
	Harvard Bioscience, Inc.*	162,817	630,102
	Medtox Scientific, Inc.*	29,000	407,450

			3,142,408

Machinery - 4.27%
	Alamo Group, Inc.	21,800	587,074
	Ampco-Pittsburgh Corp.	26,600	514,444
	Commercial Vehicle Group, Inc.*	46,900	423,976
	Dynamic Materials Corp.	34,000	672,520
	Energy Recovery, Inc.*	117,000	301,860
	Flow International Corp.*	185,551	649,429
	FreightCar America, Inc.*	19,900	416,905
	Graham Corp.	59,500	1,335,180
	Greenbrier Cos., Inc.*	43,600	1,058,608
	Hardinge, Inc.	62,600	503,930
	Hurco Cos., Inc.*	60,234	1,264,914
	Kadant, Inc.*	31,300	707,693
	Key Technology, Inc.*	17,600	227,744
	L.S. Starrett Co., Class A (The)	29,200	375,220
	Lydall, Inc.*	74,200	704,158
	Met-Pro Corp.+	40,200	363,408
	Miller Industries, Inc.	32,600	512,798
	NN, Inc.*	83,800	502,800
	PMFG, Inc.*+	56,000	1,092,560
	Twin Disc, Inc.	29,600	1,075,072

Industry	Company	Shares	Value

Machinery (continued)
	Xerium Technologies, Inc.*+	29,200	$190,968

			13,481,261

Marine - 0.16%
	International Shipholding Corp.	27,400	512,106

Media - 2.51%
	AH Belo Corp., Class A	100,000	475,000
	Ballantyne Strong, Inc.*	45,500	186,095
	Carmike Cinemas, Inc.*	51,800	356,384
	Dex One Corp.*	207,100	343,786
	Entercom Communications Corp., Class A*	57,600	354,240
	Entravision Communications Corp., Class A	209,800	327,288
	Fisher Communications, Inc.*	25,200	726,516
	Gray Television, Inc.*	292,200	473,364
	Journal Communications, Inc., Class A*	89,200	392,480
	Lee Enterprises, Inc.*+	99,100	70,361
	LIN TV Corp., Class A*	131,060	554,384
	Martha Stewart Living Omnimedia, Class A+	95,900	421,960
	McClatchy Co., Class A (The)*+	173,000	413,470
	Media General, Inc., Class A*+	130,611	531,587
	Navarre Corp.*	271,200	417,648
	Nexstar Broadcasting Group, Inc., Class A*	41,400	324,576
	Outdoor Channel Holdings, Inc.	67,100	500,566
	Radio One, Inc., Class D*	100,000	100,000
	Rentrak Corp.*	22,600	322,728
	Saga Communications, Inc., Class A*	14,604	545,897
	SuperMedia, Inc.*+	30,300	79,992

			7,918,322

Metals & Mining - 0.87%
	China Direct Industries, Inc.*+	163,410	123,375
	Friedman Industries, Inc.	67,000	700,150
	Great Northern Iron Ore Properties+	7,700	848,925
	Mines Management, Inc.*+	6,200	12,400
	Paramount Gold & Silver Corp.*+	178,300	381,562
	Synalloy Corp.	19,400	199,238

53	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
	Universal Stainless & Alloy*	13,300	$496,888

			2,762,538

Multiline Retail - 0.29%
	Bon-Ton Stores, Inc. (The)+	45,950	154,852
	Duckwall-ALCO Stores, Inc.*	7,000	58,450
	Tuesday Morning Corp.*	205,500	708,975

			922,277

Oil, Gas & Consumable Fuels - 4.12%
	Adams Resources & Energy, Inc.	22,300	646,254
	Callon Petroleum Co.*	179,700	893,109
	Cheniere Energy, Inc.*+	92,948	807,718
	CREDO Petroleum Corp.*	25,300	260,590
	Crimson Exploration, Inc.*	185,300	529,958
	Double Eagle Petroleum Co.*	77,200	531,136
	Endeavour International Corp.*+	48,058	417,624
	Evolution Petroleum Corp.*	110,000	885,500
	FX Energy, Inc.*+	105,800	507,840
	GMX Resources, Inc.*+	62,700	78,375
	HKN, Inc.*	44,134	94,006
	L&L Energy, Inc.*+	95,000	246,050
	Miller Energy Resources, Inc.*+	193,800	540,702
	Panhandle Oil & Gas, Inc., Class A	13,797	452,680
	PostRock Energy Corp.*	73,500	206,535
	Pyramid Oil Co.*	69,800	281,992
	RAM Energy Resources, Inc.*+	282,200	883,286
	REX American Resources Corp.*	66,249	1,464,765
	Toreador Resources Corp.*+	71,900	370,285
	Triangle Petroleum Corp.*	55,100	328,947
	Uranerz Energy Corp.*+	74,000	134,680
	Uranium Energy Corp.*+	133,100	407,286
	USEC, Inc.*	400,000	456,000
	Verenium Corp.*	39,900	86,982
	Voyager Oil & Gas, Inc.*	141,100	362,627
	Warren Resources, Inc.*	116,900	381,094
	Westmoreland Coal Co.*	59,675	760,856

			13,016,877

Paper & Forest Products - 0.37%
	Mercer International, Inc.*	64,400	392,840

Industry	Company	Shares	Value

Paper & Forest Products (continued)
	Neenah Paper, Inc.	30,000	$669,600
	Verso Paper Corp.*	103,400	99,264

			1,161,704

Personal Products - 0.50%
	CCA Industries, Inc.	14,100	66,834
	Female Health Co. (The)+	43,200	194,832
	Natural Alternatives International, Inc.*	17,500	154,350
	Nutraceutical International Corp.*	35,800	405,256
	Physicians Formula Holdings, Inc.*	93,000	297,600
	Schiff Nutrition International, Inc.*	41,824	447,517

			1,566,389

Pharmaceuticals - 2.10%
	Akorn, Inc.*	58,000	644,960
	Alexza Pharmaceuticals, Inc.*	238,900	198,287
	Columbia Laboratories, Inc.*	254,300	635,750
	Cumberland Pharmaceuticals, Inc.*	53,600	288,368
	Depomed, Inc.*	173,300	897,694
	Durect Corp.*	449,760	530,717
	ISTA Pharmaceuticals, Inc.*	75,400	531,570
	Lannett Co., Inc.*	53,020	234,348
	Neostem, Inc.*	123,500	62,615
	Obagi Medical Products, Inc.*	56,000	568,960
	Pain Therapeutics, Inc.*	83,699	318,056
	Pozen, Inc.*	76,400	301,780
	Santarus, Inc.*	143,872	476,216
	Sucampo Pharmaceuticals, Inc., Class A*	104,000	460,720
	Transcept Pharmaceuticals, Inc.*+	44,100	345,303
	XenoPort, Inc.*	38,200	145,542

			6,640,886

Professional Services - 1.55%
	Barrett Business Services, Inc.	31,600	630,736
	CDI Corp.	41,701	575,891
	CRA International, Inc.*	27,200	539,648
	GP Strategies Corp.*	76,500	1,031,220
	Hill International, Inc.*	94,400	485,216
	Hudson Highland Group, Inc.*	59,700	285,963

www.bridgeway.com	54

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Professional Services (continued)
	On Assignment, Inc.*	97,000	$1,084,460
	VSE Corp.	11,100	269,508

			4,902,642

Real Estate Management & Development - 0.40%
	Consolidated-Tomoka Land Co.	31,400	849,998
	Stratus Properties, Inc.*	16,300	128,444
	Thomas Properties Group, Inc.	88,700	295,371

			1,273,813

Road & Rail - 0.62%
	Quality Distribution, Inc.*	88,000	990,000
	Saia, Inc.*	51,900	647,712
	USA Truck, Inc.*	40,061	309,672

			1,947,384

Semiconductors & Semiconductor Equipment - 2.74%
	Amtech Systems, Inc.*+	80,046	681,191
	AuthenTec, Inc.*	394,200	1,265,382
	AXT, Inc.*	80,000	333,600
	DSP Group, Inc.*	81,300	423,573
	FSI International, Inc.*	125,400	458,964
	GSI Technology, Inc.*	201,417	942,631
	Integrated Silicon Solution, Inc.*	77,641	709,639
	Kopin Corp.*	150,143	582,555
	Mattson Technology, Inc.*	125,900	173,742
	Nanometrics, Inc.*	26,200	482,604
	PDF Solutions, Inc.*	103,400	720,698
	Pericom Semiconductor Corp.*	57,700	439,097
	Photronics, Inc.*	81,070	492,906
	PLX Technology, Inc.*	157,900	453,173
	Rudolph Technologies, Inc.*	52,600	487,076

			8,646,831

Software - 2.16%
	Actuate Corp.*	285,030	1,670,276
	American Software, Inc., Class A	60,700	573,615
	Callidus Software, Inc.*+	109,200	701,064
	Digimarc Corp.*	23,100	551,859
	ePlus, Inc.*	19,559	553,128
	Glu Mobile, Inc.*#	140,500	441,170
	Guidance Software, Inc.*	63,000	408,240
	PROS Holdings, Inc.*	46,900	697,872
	QAD, Inc., Class A*	30,800	323,400
	QAD, Inc., Class B*	7,700	79,695
	SRS Labs, Inc.*	54,400	312,800

Industry	Company	Shares	Value

Software (continued)
	TeleCommunication Systems, Inc., Class A*	211,800	$497,730

			6,810,849

Specialty Retail - 3.28%
	America’s Car-Mart, Inc.*	30,000	1,175,400
	Big 5 Sporting Goods Corp.	43,400	453,096
	Build-A-Bear Workshop, Inc.*	59,500	503,370
	Casual Male Retail Group, Inc.*	163,100	557,802
	Cost Plus, Inc.*+	79,800	778,050
	Destination Maternity Corp.	45,400	759,088
	Haverty Furniture Cos., Inc.	53,219	584,345
	Hot Topic, Inc.	149,058	985,273
	Lithia Motors, Inc., Class A	55,500	1,213,230
	MarineMax, Inc.*	68,200	444,664
	New York & Co., Inc.*	156,100	415,226
	TravelCenters of America LLC*	76,200	323,850
	West Marine, Inc.*	72,200	839,686
	Winmark Corp.	10,200	585,174
	Zale Corp.*+	190,200	724,662

			10,342,916

Textiles, Apparel & Luxury Goods - 1.04%
	Charles & Colvard, Ltd.*+	60,900	156,513
	Cherokee, Inc.	20,100	234,567
	Culp, Inc.*	51,016	434,656
	DGSE Cos., Inc.*+	28,800	209,088
	Kenneth Cole Productions, Inc., Class A*	33,600	355,824
	K-Swiss, Inc., Class A*+	68,400	199,728
	Lacrosse Footwear, Inc.	13,729	173,260
	Lakeland Industries, Inc.*	10,000	92,500
	Perry Ellis International, Inc.*	28,396	403,791
	Rocky Brands, Inc.*	52,200	470,844
	Unifi, Inc.*	71,000	539,600

			3,270,371

Thrifts & Mortgage Finance - 5.95%
	Bank Mutual Corp.	99,000	314,820
	BankFinancial Corp.	115,779	639,100
	Beacon Federal Bancorp, Inc.	35,800	496,546
	BofI Holding, Inc.*	56,200	913,250
	Cape Bancorp, Inc.*	42,100	330,485
	Chicopee Bancorp, Inc.*	26,500	371,000
	Clifton Savings Bancorp, Inc.+	64,300	596,704
	ESB Financial Corp.	69,000	970,830

55	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
	ESSA Bancorp, Inc.	39,884	$417,585
	Federal Agricultural Mortgage Corp., Class C	104,800	1,888,496
	First Defiance Financial Corp.	58,400	852,056
	First Financial Holdings, Inc.	53,800	480,434
	First Financial Northwest, Inc.*+	31,600	186,124
	First Pactrust Bancorp, Inc.+	57,100	585,275
	Fox Chase Bancorp, Inc.	57,932	731,681
	Guaranty Federal Bancshares, Inc.*	20,856	118,879
	Hampden Bancorp, Inc.+	33,000	389,400
	Heritage Financial Group, Inc.	17,100	189,981
	Home Federal Bancorp, Inc.	32,200	334,880
	Kaiser Federal Financial Group, Inc.	55,114	706,561
	Louisiana Bancorp, Inc.*	18,000	285,300
	Meridian Interstate Bancorp, Inc.*	52,100	648,645
	Meta Financial Group, Inc.	12,100	196,020
	New Hampshire Thrift Bancshares, Inc.	18,100	204,530
	Ocean Shore Holding Co.	32,100	327,420
	OceanFirst Financial Corp.	29,200	381,644
	Provident Financial Holdings, Inc.	101,300	946,142
	Pulaski Financial Corp.+	43,500	309,285
	Riverview Bancorp, Inc.*	17,406	41,252
	Rockville Financial, Inc.	53,557	554,851
	SI Financial Group, Inc.	17,276	170,169
	Territorial Bancorp, Inc.	42,300	835,425
	Tree.com, Inc.*	20,100	112,359
	United Community Financial Corp.*	130,000	165,100
	United Financial Bancorp, Inc.	86,641	1,394,054
	Westfield Financial, Inc.	95,200	700,672

			18,786,955

Trading Companies & Distributors - 0.74%
	Aceto Corp.	58,500	403,650
	CAI International, Inc.*	13,238	204,659
	DXP Enterprises, Inc.*	27,800	895,160
	Houston Wire & Cable Co.	29,400	406,308
	Lawson Products, Inc.	28,300	436,669

			2,346,446

Industry	Company	Shares	Value

Water Utilities - 0.64%
	Artesian Resources Corp., Class A+	10,500	$197,715
	Cadiz, Inc.*+	64,100	617,283
	York Water Co.	68,550	1,209,222

			2,024,220

TOTAL COMMON STOCKS - 99.01%			312,633,245

(Cost $247,695,584)

EXCHANGE TRADED FUND - 1.01%
	iShares Russell Microcap Index Fund+	71,825	3,206,986

TOTAL EXCHANGE TRADED FUND - 1.01%			3,206,986

(Cost $2,024,535)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.01%	780	780

TOTAL MONEY MARKET FUND - 0.00%			780

(Cost $780)

TOTAL INVESTMENTS - 100.02%			$315,841,011
(Cost $249,720,899)
Liabilities in Excess of Other Assets - (0.02%)			(77,865)

NET ASSETS - 100.00%			$315,763,146

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $441,170.
^	Rate disclosed as of December 31, 2011.
+	This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $29,893,263 at December 31, 2011.

LLC - Limited Liability Company

www.bridgeway.com	56

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$312,633,245	$—	$—	$312,633,245
Exchange-Traded Fund	3,206,986	—	—	3,206,986
Money Market Fund	—	780	—	780

TOTAL	$315,840,231	$780	$—	$315,841,011

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)

	Common Stocks	Total

Balance as of 06/30/2011	$234,354	$ 234,354
Purchases	—	—
Sales	(21,122)	(21,122)
Realized gain/(loss)[1]	(385,489)	(385,489)
Change in unrealized appreciation/ (depreciation)[2]	172,257	172,257
Transfers in3	—	—
Transfers out	—	—

Balance as of 12/31/2011	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/20112	$—	$—

1Realized gain/(loss) from Level 3 securities is included on the Statements of Operations in the Realized Gain (Loss) on Investments.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

3Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

The security in the table above was considered a Level 3 security because it was fair valued under procedures adopted by the Board of Directors at June 30, 2011. There were no Level 3 securities that were fair valued under these procedures at Demember 31, 2011. Such valuation is based on a review of inputs such as, but not limited to, similiar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

57	Semi-Annual Report | December 31, 2011 (Unaudited)

Micro-Cap Limited Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Micro-Cap Limited Fund Shareholder,

The Bridgeway Funds Board of Directors has approved a plan of reorganization providing for the conversion of the Micro-Cap Limited Fund into shares of the Ultra-Small Company Fund. The plan of reorganization providing for the conversion will require the approval of the Micro-Cap Limited Fund shareholders. If approved, the conversion of shares is expected to take effect in the second quarter of 2012.

For the quarter ended December 31, 2011, our Fund appreciated 19.10%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 9 Index (+15.72%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+14.55%), the Russell Microcap Index (+13.83%) and the Russell 2000 Index (+15.47%). It was a very good quarter on an absolute and relative basis, and we are pleased with the results.

For the six month semi-annual period ended December 31, 2011, our Fund couldn’t overcome a poor quarter ended September 30, 2011 — the most macro-driven market we have seen (see pages 3 to 7), and an environment not favorable to the Fund. The Fund declined 13.58%, lagging behind our primary market benchmark, the CRSP Cap-Based Portfolio 9 Index (-10.00%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-10.72%), the Russell Microcap Index (-11.14%) and the Russell 2000 Index (-9.77%). We would like to emphasize that we have taken certain actions consistent with our (unchanged) investment philosophy and process to address our underperformance in macro-driven markets such as 2008, 2010, and 2011. See, for example, “If macro-driven markets represent such a problem for Bridgeway’s “growthier” select models and Funds, isn’t there anything Bridgeway can do to correct this?” on page 7 and, “Can’t the investment team do anything to improve performance during these correlation spikes, or macro-driven markets?” on page 10.

Similarly, for the calendar year ended December 31, 2011, our Fund’s strong first and fourth quarter relative performance couldn’t overcome the poor relative performance in the second and third quarters. The Fund declined 9.48%, lagging behind our primary market benchmark, the CRSP Cap-Based Portfolio 9 Index (-7.12%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-5.59%), the Russell Microcap Index (-9.27%) and the Russell 2000 Index (-4.18%).

The table below presents our quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life-to-Date 6/30/98 to 12/31/11

Micro-Cap Limited Fund	19.10%	-13.58%	-9.48%	-5.31%	3.34%	8.70%
CRSP Cap-Based Portfolio 9 Index	15.72%	-10.00%	-7.12%	1.27%	7.16%	7.82%
Russell Microcap Index	13.83%	-11.14%	-9.27%	-3.75%	4.63%	N/A
Russell 2000 Index (small stocks)	15.47%	-9.77%	-4.18%	0.15%	5.62%	5.00%
Lipper Micro-Cap Stock Funds Index	14.55%	-10.72%	-5.59%	-0.90%	5.09%	5.55%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 461 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an

www.bridgeway.com	58

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

According to data from Lipper, Inc., for the period ended December 31, 2011, the Micro-Cap Limited Fund ranked 59th of 74 micro-cap funds for the last twelve months ended December 31, 2011, 59th of 61 such funds for the last five years, 40th of 43 funds for the last 10 years and 14th of 32 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Micro-Cap Limited Fund vs. CRSP 9 Index, Lipper Micro-Cap Stock Funds Index, Russell 2000 Index & Russell

Microcap Index* from Inception 6/30/98 to 12/31/11

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version: The quarter was led by strong consumer related companies that overcame the weak performance of the Industrials sector.

The quarter could be considered a “return of the consumer” as investors welcomed what many considered a solid holiday season. Three Consumer Discretionary stocks were among the list of top holdings. Combined, they contributed over two percent to the Fund’s return. Additionally, one Consumer Staples holding also made the list of top contributors.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Standard Motor Products, Inc.	Auto Components	0.8%
2	DXP Enterprises, Inc.	Trading Companies & Distributors	0.8%
3	Sinclair Broadcast Group, Inc. Media		0.7%
4	Select Comfort Corp.	Specialty Retail	0.5%
5	HealthStream, Inc.	Health Care Technology	0.5%
6	Elizabeth Arden, Inc.	Personal Products	0.5%
7	On Assignment, Inc.	Professional Services	0.5%
8	Photronics, Inc.	Semiconductors & Semiconductor Equipment	0.5%
9	Republic Bancorp, Inc.	Commercial Banks	0.4%
10	Twin Disc, Inc.	Machinery	0.4%

59	Semi-Annual Report | December 31, 2011 (Unaudited)

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

You can put a price on a good night’s sleep. Select Comfort manufactures adjustable firmness mattresses that sell for prices ranging from $800 up to $5,000. The company’s earnings and revenues have grown by double digits over the past three quarters. In the third quarter of 2011, sales jumped by 25%, and profits soared by over 60%. The company initiated a national television ad campaign that has gained momentum of late and has proven to be quite successful in educating consumers about the advantages of their product for sleep. During the three-month period, its share price climbed by over 50% and contributed one-half of a percent to the Fund’s return.

The Japan earthquake had a dramatic effect early in the calendar year on domestic manufacturing as supply chains came to a virtual standstill. Just as the Asian country entered recovery mode, dramatic floods in Thailand served to slow progress again; many trading partners were impacted. Three industrial holdings were among the Fund’s biggest detractors during the quarter, costing the Fund over one-half of a percent in return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Intersections, Inc.	Commercial Services & Supplies	-0.3%
2	Healthways, Inc.	Health Care Providers & Services	-0.2%
3	Miller Industries, Inc.	Machinery	-0.2%
4	IDT Corp.	Diversified Telecommunication Services	-0.2%
5	Alaska Communications Systems Group, Inc.	Diversified Telecommunication Services	-0.2%
6	Zagg, Inc.	Household Durables	-0.2%
7	Internet Initiative Japan, Inc. - Sponsored ADR	Internet Software & Services	-0.1%
8	Crosstex Energy, Inc.	Gas Utilities	-0.1%
9	Globecomm Systems, Inc.	Communications Equipment	-0.1%
10	EnergySolutions, Inc.	Commercial Services & Supplies	-0.1%

Zagg (Zealous About Great Gadgets) manufactures accessories for smartphones such as those plastic screen covers for Apple iPhones. The company has ridden the wave of the smartphone explosion (it now accounts for almost 60% of all mobile device accessories), but now is facing intense competition from others who are joining the game. Its recent acquisition of onetime rival iFrog helped revenues soar percentage-wise, but also weighed on overall profits. While Zagg pulls in over forty percent of its business through Best Buy, it does not have a long-term contract to ensure that business continuity. Its latest earnings report also raised some concern as inventories rose to higher-than-anticipated levels. The holding’s share price dropped over 25% during the latest three-month period.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer stocks dominated both the best and worst contributors list for the calendar year.

As was the case for the December quarter, the consumer emerged from hibernation; many related stocks performed quite well for the overall calendar year. All told, five Consumer stocks (three Discretionary, two Staples) dominated the list of top contributors for the prior twelve months. Combined, they added two and three-fourths percent to the Fund’s return.

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Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Standard Motor Products, Inc.	Auto Components	0.8%
2	Sinclair Broadcast Group, Inc.	Media	0.6%
3	Elizabeth Arden, Inc.	Personal Products	0.5%
4	Sunrise Senior Living, Inc.	Health Care Providers & Services	0.5%
5	Susser Holdings Corp.	Food & Staples Retailing	0.5%
6	Basic Energy Services, Inc.	Energy Equipment & Services	0.5%
7	HealthStream, Inc.	Health Care Technology	0.5%
8	DXP Enterprises, Inc.	Trading Companies & Distributors	0.4%
9	Powerwave Technologies, Inc.	Communications Equipment	0.4%
10	Select Comfort Corp.	Specialty Retail	0.4%

Although viewers complain about all of the negative political ads, they actually pay off quite well for broadcasting companies. Sinclair Broadcast Group was the Fund’s second best contributor for the calendar year. As the political campaign season heated up, candidates began to air ads in major primary states. Sinclair has been in expansion mode and recently announced the acquisition of media companies with major markets in Florida and New York. In November, the holding posted better-than-expected quarterly results and rewarded shareholders with a cash dividend. For the year, the stock contributed over one-half of a percent to the Fund’s return.

Though certain retailers and media stocks performed well during the calendar year, not all was rosy in consumer land. Three other consumer discretionary stocks made the list of worst contributors for the year and they cost the Fund one and three-fourths percent in return. Following various moments of uncertainty in 2011 (Japan earthquake, Europe, US ratings cut), micro-cap stocks struggled as many investors looked to remove risk from their portfolios.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	NN, Inc.	Machinery	-0.7%
2	Zagg, Inc.	Household Durables	-0.7%
3	Red Robin Gourmet Burgers, Inc.	Hotels, Restaurants & Leisure	-0.6%
4	ValueVision Media, Inc.	Internet & Catalog Retail	-0.6%
5	Kindred Healthcare, Inc.	Health Care Providers & Services	-0.6%
6	Skilled Healthcare Group, Inc.	Health Care Providers & Services	-0.6%
7	Intersections, Inc.	Commercial Services & Supplies	-0.6%
8	Alaska Communications Systems Group, Inc.	Diversified Telecommunication Services	-0.5%
9	Lincoln Educational Services Corp.	Diversified Consumer Services	-0.5%
10	Materion Corp.	Metals & Mining	-0.5%

In August 2011, ValueVision, the multi-channel retailer behind the home shopping network, ShopNBC, posted quarterly financial results that badly missed analysts’ sales expectations. Its stock plummeted over 30% in the days that followed and has not been able to recover. Investors also worried about the liquidation of a key supplier that could hinder future operations. The stock dropped over 50% during the calendar year and cost the Fund over one-half of a percent in return.

Top Ten Holdings as of December 31, 2011

Six of the Fund’s top contributors for the quarter ended December 31, 2011 were also among the largest holdings at the end of the calendar year: Standard Motor Products, Photronics, DXP Enterprises, HealthStream, Sinclair Broadcast Group, Republic Bancorp. The Fund was broadly diversified; no single holding accounted for greater than 2.1% of the net assets. The ten largest positions represented just over 17% of the total assets of the Fund.

61	Semi-Annual Report | December 31, 2011 (Unaudited)

Micro-Cap Limited Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% of Net Assets
1	Standard Motor Products, Inc.	Auto Components	2.1%
2	Photronics, Inc.	Semiconductors & Semiconductor Equipment	1.9%
3	DXP Enterprises, Inc.	Trading Companies & Distributors	1.8%
4	Trimas Corp.	Machinery	1.8%
5	Ensign Group, Inc. (The)	Health Care Providers & Services	1.7%
6	HealthStream, Inc.	Health Care Technology	1.6%
7	Sinclair Broadcast Group, Inc.	Media	1.6%
8	Republic Bancorp., Inc.	Commercial Banks	1.6%
9	Brightpoint, Inc.	Electronic Equipment, Instruments & Components	1.6%
10	Insight Enterprises, Inc.	Electronic Equipment, Instruments & Components	1.5%
	Total		17.2%

Industry Sector Representation as of December 31, 2011

The biggest disparity between the Fund and the Russell 2000 Index was found in the Consumer Discretionary sector. The Information Technology sector was the most underweighted.

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	19.1%	13.1%	6.0%
Consumer Staples	4.2%	3.7%	0.5%
Energy	4.7%	6.7%	-2.0%
Financials	20.7%	22.3%	-1.6%
Health Care	9.7%	12.6%	-2.9%
Industrials	20.2%	15.5%	4.7%
Information Technology	12.8%	17.1%	-4.3%
Materials	5.3%	4.5%	0.8%
Telecommunication Services	2.9%	0.8%	2.1%
Utilities	0.0%	3.7%	-3.7%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Micro-Cap Limited Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	62

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.57%
Air Freight & Logistics - 0.97%
	Air Transport Services Group, Inc.*	40,900	$193,048

Airlines - 0.52%
	Hawaiian Holdings, Inc.*	17,800	103,240

Auto Components - 3.13%
	American Axle &
	Manufacturing Holdings, Inc.*	21,300	210,657
	Standard Motor Products, Inc.	20,500	411,025

			621,682

Capital Markets - 2.29%
	Calamos Asset
	Management, Inc., Class A	9,500	118,845
	GFI Group, Inc.	33,400	137,608
	Investment Technology Group, Inc.*	18,400	198,904

			455,357

Chemicals - 2.25%
	Innospec, Inc.*	9,400	263,858
	Quaker Chemical Corp.	3,100	120,559
	TPC Group, Inc.*	2,700	62,991

			447,408

Commercial Banks - 3.50%
	BancFirst Corp.	4,900	183,946
	Bancorp, Inc. (The)*	13,300	96,159
	Enterprise Financial Services Corp.	6,600	97,680
	Republic Bancorp, Inc., Class A	13,900	318,310

			696,095

Commercial Services & Supplies - 4.18%
	Cenveo, Inc.*	17,500	59,500
	Consolidated Graphics, Inc.*	4,700	226,916
	EnergySolutions, Inc.*	24,200	74,778
	Intersections, Inc.	11,700	129,753
	Multi-Color Corp.	8,200	210,986
	Team, Inc.*	4,300	127,925

			829,858

Communications Equipment - 1.00%
	Ituran Location & Control, Ltd.	14,500	198,215

Industry	Company	Shares	Value

Construction & Engineering - 2.96%
	Dycom Industries, Inc.*	10,800	$225,936
	Layne Christensen Co.*	9,200	222,640
	Pike Electric Corp.*	19,300	138,767

			587,343

Consumer Finance - 1.08%
	Advance America Cash
	Advance Centers, Inc.	11,700	104,715
	World Acceptance Corp.*	1,500	110,250

			214,965

Containers & Packaging - 0.51%
	Myers Industries, Inc.	8,200	101,188

Distributors - 0.86%
	Core-Mark Holding Co., Inc.	4,300	170,280

Diversified Consumer Services - 0.40%
	Lincoln Educational Services Corp.	10,100	79,790

Diversified Financial Services - 0.82%
	Interactive Brokers Group, Inc., Class A	10,900	162,846

Diversified Telecommunication Services - 1.28%
	IDT Corp., Class B	7,700	72,226
	Vonage Holdings Corp.*	74,000	181,300

			253,526

Electronic Equipment, Instruments & Components - 7.08%
	Brightpoint, Inc.*	29,500	317,420
	GSI Group, Inc.*	12,700	129,921
	Insight Enterprises, Inc.*	19,900	304,271
	NAM TAI Electronics, Inc.	17,600	93,456
	PC Connection, Inc.	19,600	217,364
	Sanmina-SCI Corp.*	22,000	204,820
	Zygo Corp.*	7,900	139,435

			1,406,687

Energy Equipment & Services - 2.46%
	Dawson Geophysical Co.*	3,000	118,590
	Hercules Offshore, Inc.*	43,800	194,472
	Pioneer Drilling Co.*	18,100	175,208

			488,270

Food & Staples Retailing - 2.32%
	Pantry, Inc. (The)*	7,000	83,790
	Spartan Stores, Inc.	6,000	111,000

63	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
	Susser Holdings Corp.*	11,800	$266,916

			461,706

Food Products - 0.84%
	Chiquita Brands International, Inc.*	9,000	75,060
	Smart Balance, Inc.*	17,000	91,120

			166,180

Health Care Equipment & Supplies - 2.03%
	Greatbatch, Inc.*	4,900	108,290
	Orthofix International NV*	2,700	95,121
	RTI Biologics, Inc.*	45,000	199,800

			403,211

Health Care Providers & Services - 6.05%
	Ensign Group, Inc. (The)	13,400	328,300
	Five Star Quality Care, Inc.*	16,500	49,500
	Healthways, Inc.*	13,000	89,180
	Kindred Healthcare, Inc.*	17,400	204,798
	Metropolitan Health Networks, Inc.*	20,300	151,641
	National Healthcare Corp.	5,800	243,020
	Triple-S Management Corp., Class B*	6,800	136,136

			1,202,575

Health Care Technology - 1.62%
	HealthStream, Inc.*	17,500	322,875

Hotels, Restaurants & Leisure - 3.47%
	Ameristar Casinos, Inc.	11,100	191,919
	Caribou Coffee Co., Inc.*	7,400	103,230
	CEC Entertainment, Inc.	3,300	113,685
	Isle of Capri Casinos, Inc.*	12,900	60,243
	Papa John’s International, Inc.*	3,300	124,344
	Red Robin Gourmet Burgers, Inc.*	3,500	96,950

			690,371

Household Durables - 1.03%
	Libbey, Inc.*	7,700	98,098
	Zagg, Inc.*+	15,200	107,464

			205,562

Insurance - 6.40%
	American Equity Investment Life Holding Co.	19,000	197,600
	Crawford & Co., Class B	33,200	204,512

Industry	Company	Shares	Value

Insurance (continued)
	Employers Holdings, Inc.	10,100	$182,709
	Flagstone Reinsurance Holdings SA	15,000	124,350
	Infinity Property & Casualty Corp.	4,700	266,678
	Maiden Holdings, Ltd.	16,400	143,664
	Meadowbrook Insurance Group, Inc.	14,300	152,724

			1,272,237

Internet & Catalog Retail - 0.62%
	Nutrisystem, Inc.#	9,600	124,128

Internet Software & Services - 1.39%
	Internet Initiative Japan, Inc. - Sponsored ADR	9,100	80,535
	United Online, Inc.	36,100	196,384

			276,919

IT Services - 0.92%
	Heartland Payment Systems, Inc.	7,500	182,700

Leisure Equipment & Products - 1.21%
	Sturm Ruger & Co., Inc.	7,200	240,912

Machinery - 6.73%
	Alamo Group, Inc.	10,400	280,072
	Briggs & Stratton Corp.	8,300	128,567
	Kadant, Inc.*	5,000	113,050
	Miller Industries, Inc.	10,200	160,446
	Trimas Corp.*	19,900	357,205
	Twin Disc, Inc.	8,200	297,824

			1,337,164

Marine - 0.54%
	Navios Maritime Holdings, Inc.	30,100	107,457

Media - 1.61%
	Sinclair Broadcast Group, Inc., Class A	28,200	319,506

Metals & Mining - 1.29%
	Materion Corp.*	6,700	162,676
	Universal Stainless & Alloy*	2,500	93,400

			256,076

Oil, Gas & Consumable Fuels - 2.23%
	Alon USA Energy, Inc.	20,000	174,200

www.bridgeway.com	64

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
	Delek US Holdings, Inc.	23,500	$268,135

			442,335

Paper & Forest Products - 1.28%
	Mercer International, Inc.*	18,000	109,800
	Neenah Paper, Inc.	6,500	145,080

			254,880

Personal Products - 1.01%
	Elizabeth Arden, Inc.*	5,400	200,016

Professional Services - 1.90%
	Insperity, Inc.	6,700	169,845
	On Assignment, Inc.*	18,600	207,948

			377,793

Real Estate Investment Trusts (REITs) - 4.77%
	ARMOUR Residential REIT,
	Inc.+	31,300	220,665
	iStar Financial, Inc.*+	21,900	115,851
	Newcastle Investment Corp.	31,600	146,940
	RAIT Financial Trust+	26,633	126,507
	Retail Opportunity Investments Corp.	21,700	256,928
	Sabra Health Care REIT, Inc.	6,700	81,003

			947,894

Real Estate Management & Development - 0.67%
	IRSA Inversiones y Representaciones SA - Sponsored ADR	12,800	132,736

Road & Rail - 0.52%
	Quality Distribution, Inc.*	9,100	102,375

Semiconductors & Semiconductor Equipment - 2.40%
	IXYS Corp.*	8,200	88,806
	Photronics, Inc.*	63,700	387,296

			476,102

Specialty Retail - 4.75%
	America’s Car-Mart, Inc.*	3,200	125,376
	Conn’s, Inc.*+	11,100	123,210
	hhgregg, Inc.*+	6,700	96,815
	Lithia Motors, Inc., Class A	5,900	128,974
	Pep Boys-Manny, Moe & Jack (The)	19,400	213,400
	Select Comfort Corp.*	11,800	255,942

			943,717

Textiles, Apparel & Luxury Goods - 2.03%
	Movado Group, Inc.	8,300	150,811

Industry	Company		Shares	Value
Textiles, Apparel & Luxury Goods (continued)
	Oxford Industries, Inc.		5,600	$252,672

				403,483

Thrifts & Mortgage Finance - 1.18%
	ViewPoint Financial Group		18,100	235,481

Trading Companies & Distributors - 1.85%
	DXP Enterprises, Inc.*		11,400	367,080

Wireless Telecommunication Services - 1.62%
	Leap Wireless International, Inc.*+		18,100	168,149
	NTELOS Holdings Corp.		7,500	152,850

				320,999

TOTAL COMMON STOCKS - 99.57%				19,784,268

(Cost $19,601,993)

		Rate^	Shares	Value

MONEY MARKET FUND - 0.33%
BlackRock FedFund		0.01%	66,086	66,086

TOTAL MONEY MARKET FUND — 0.33%				66,086

(Cost $66,086)
TOTAL INVESTMENTS—99.90%				$19,850,354
(Cost $19,668,079)
Other Assets in Excess of Liabilities—0.10%				20,615

NET ASSETS - 100.00%				$19,870,969

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $124,128.
^	Rate disclosed as of December 31, 2011.
+	This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $931,859 at December 31, 2011.

ADR - American Depositary Receipt

65	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Micro-Cap Limited Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$19,784,268	$—	$—	$19,784,268
Money Market Fund	—	66,086	—	66,086

TOTAL	$19,784,268	$66,086	$—	$19,850,354

See Notes to Financial Statements.

www.bridgeway.com	66

Small-Cap Momentum Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended December 31, 2011, our Fund appreciated 18.80%, outperforming the 15.47% return of our peer benchmark, the Russell 2000 Index. We are very pleased with the results.

For the six month semi-annual period ended December 31, 2011 our Fund declined 8.15% outperforming the Russell 2000 Index, which declined 9.77%. For the calendar year, our Fund declined 0.92%, easily outperforming the 4.18% decline of the Russell 2000 Index.

The table below presents our quarter, six-month, one-year and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	Life-to-Date 5/28/10 to 12/31/11

Small-Cap Momentum Fund	18.80%	-8.15%	-0.92%	10.84%
Russell 2000 Index	15.47%	-9.77%	-4.18%	8.78%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Small-Cap Momentum Fund ranked 177th of 698 small-cap core funds for the twelve-month period ended December 31, 2011, and 178th of 691 such funds since inception in May 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

67	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Momentum Fund vs. Russell 2000 Index from Inception 5/28/10 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: The best and worst contributor lists were well diversified for the quarter. No sector had more than two stocks on either list.

Though investors rejoiced over solid performance, the fourth quarter was still a period of uncertainty in the economy and stock markets as many lingering issues at home and abroad (Europe, China, Thailand, health care) resulted in a largely cautious mindset. Six different sectors were represented on the best contributors list for the quarter. Two Heath Care related companies were among the top three contributors. Combined, they added almost a percent in return.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution of Return
1	RSC Holdings, Inc.	Consumer Finance	0.5%
2	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	0.5%
3	Inhibitex, Inc.	Biotechnology	0.4%
4	Stone Energy Corp.	Oil, Gas & Consumable Fuels	0.3%
5	ViaSat, Inc.	Communications Equipment	0.3%
6	Carter’s, Inc.	Textiles, Apparel & Luxury Goods	0.3%
7	Fair Isaac Corp.	Software	0.2%
8	Helix Energy Solutions Group, Inc.	Energy Equipment & Services	0.2%
9	Ultimate Software Group, Inc.	Software	0.2%
10	Webster Financial Corp.	Commercial Banks	0.2%

Though merger and acquisition activity was sparse during the December quarter, investors welcomed the few deals that were announced. RSC Holdings is an equipment rental company that services the industrial and non-residential construction markets. In December, it agreed to be acquired by its competitor, United Rentals, in a $4.2 billion cash, stock, and debt deal. RSC soared over 50% on the news and soon faced the investigations over breach of fiduciary duty that often follows such announced transactions. Its stock price more than doubled during the three-month period; the holding was the top contributor to the Fund’s return.

www.bridgeway.com	68

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Seven sectors were represented on the worst contributors list for the quarter including two Health Care holdings that cost the Fund over one-quarter percent in performance. Two Consumer Staples also made the worst contributors list, costing the Fund over one-half of a percent of return.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution of Return
1	Diamond Foods, Inc.	Food Products	-0.5%
2	Career Education Corp.	Diversified Consumer Services	-0.2%
3	Gran Tierra Energy, Inc.	Oil, Gas & Consumable Fuels	-0.1%
4	MAKO Surgical Corp.	Health Care Equipment & Supplies	-0.1%
5	Volcano Corp.	Health Care Equipment & Supplies	-0.1%
6	K12, Inc.	Diversified Consumer Services	-0.1%
7	RF Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	-0.1%
8	First American Financial Corp.	Insurance	-0.1%
9	Cohen & Steers, Inc.	Diversified Financial Services	-0.1%
10	Dole Food Co., Inc.	Food Products	-0.1%

In April 2011, Diamond Foods announced its intent to add the Pringles brand to its snack product line that already included Emerald nuts and Kettle chips. The $2.35 billion deal with giant Procter & Gamble was supposed to close by year-end 2011. In early November, the transaction was suddenly pushed back to a June 2012 expected closing. Diamond faced investigations and class action lawsuits over improper accounting for sales to walnut growers. Its stock price plunged on the news and lost over 60% in value during the period, putting the stock price significantly below pre-merger announcement levels. The holding cost the Fund one-half of a percent in return.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer related stocks were well represented on the best and worst contributors lists. The “risk-adjustment” feature of our Fund worked well in calendar 2011, adding more than 1 1/2% to returns (relative to a “pure price momentum strategy”) in a very volatile market.

Calendar year 2011 could be considered a “return of the consumer” as investors welcomed an improved labor market and what many considered a solid holiday season. Four Consumer Discretionary stocks made the list of top contributors. Combined, they contributed over one percent to the Fund’s return. As was the case for the quarter, Health Care was also well represented, with three stocks making the list.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	0.5%
2	RSC Holdings, Inc.	Consumer Finance	0.4%
3	International Coal Group, Inc.	Metals & Mining	0.4%
4	Inhibitex, Inc.	Biotechnology	0.4%
5	CVR Energy, Inc.	Oil, Gas & Consumable Fuels	0.3%
6	Ariad Pharmaceuticals, Inc.	Biotechnology	0.3%
7	Crocs, Inc.	Textiles, Apparel & Luxury Goods	0.3%
8	PriceSmart, Inc.	Multiline Retail	0.3%
9	Carter’s, Inc.	Textiles, Apparel & Luxury Goods	0.2%
10	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	0.2%

Domino’s is the second largest pizza chain (behind Pizza Hut) and operates over 9,000 delivery restaurants across the globe. In the mid-2000s, the company struggled and was losing out to better-run rivals. It introduced a new CEO and management team in 2010, a revamped, better tasting product, and a stronger reliance on technology. The company has reaped

69	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

double-digit same-store sales for the past few quarters and has benefited significantly from on-line ordering via apps for the Apple iPhone and iPad. In fact, sales from mobile devices accounted for about 30% of Dominos orders in 2011, and the company recognized a record week for online sales early in the holiday season (consumers can now shop and order pizza at the same time). The stock price more than doubled during the twelve month period and closed near the 52-week high.

Two Consumer Discretionary and Consumer Staples stocks appeared on the list of worst contributors for the 2011 calendar year. These stocks cost the Fund over one percent in return.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Diamond Foods, Inc.	Food Products	-0.4%
2	Career Education Corp.	Diversified Consumer Services	-0.3%
3	ION Geophysical Corp.	Energy Equipment & Services	-0.3%
4	Cohen & Steers, Inc.	Diversified Financial Services	-0.3%
5	Northern Oil & Gas, Inc.	Oil, Gas & Consumable Fuels	-0.2%
6	First American Financial Corp.	Insurance	-0.2%
7	Meritor, Inc.	Auto Components	-0.2%
8	W&T Offshore, Inc.	Oil, Gas & Consumable Fuels	-0.2%
9	WisdomTree Investments, Inc.	Diversified Financial Services	-0.2%
10	Dole Food Co., Inc.	Food Products	-0.2%

For-profit colleges have come under great scrutiny over the past few years; regulators have claimed that more and more students are leaving with no jobs and excessive debt. Career Education is one such company that has faced tremendous pressures from regulators (and subsequently investors). In August, the New York Attorney General issued a subpoena and the company ultimately identified “improper practices” at over 90 campuses. In November, it reported that 49 schools potentially could lose their accreditation because of inaccurately reported job placement rates. Looking for a fresh start after a dismal earnings report, its CEO “unexpectedly” resigned late in the year. The holding dropped over 50% during 2011 and cost the Fund almost one-third of a percent in performance.

Top Ten Holdings as of December 31, 2011

Small-Cap Momentum was broadly diversified at calendar year-end; no industry was represented more than once on the list of top holdings. The top ten holdings represented less than seven percent of the overall portfolio, and no individual stock accounted for greater than three-fourths of a percent of the Fund’s net assets.

Rank	Description	Industry	% of Net Assets
1	Thoratec Corp.	Health Care Equipment & Supplies	0.7%
2	Ariad Pharmaceuticals, Inc.	Biotechnology	0.7%
3	Life Time Fitness, Inc.	Hotels, Restaurants & Leisure	0.7%
4	Ocwen Financial Corp.	Thrifts & Mortgage Finance	0.7%
5	Viropharma, Inc.	Pharmaceuticals	0.7%
6	Webster Financial Corp.	Commercial Banks	0.7%
7	Generac Holdings, Inc.	Electrical Equipment	0.7%
8	Silicon Laboratories, Inc.	Semiconductors & Semiconductor Equipment	0.7%
9	Dana Holding Corp.	Auto Components	0.7%
10	Cabela’s, Inc.	Specialty Retail	0.6%
	Total		6.9%

www.bridgeway.com	70

Small-Cap Momentum Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2011

The Consumer Discretionary sector displayed the biggest disparity between the Fund and the Russell 2000 Index. The Utilities sector was the most underweighted sector compared to the Russell 2000 Index.

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	17.9%	13.1%	4.8%
Consumer Staples	3.2%	3.7%	-0.5%
Energy	4.3%	6.7%	-2.4%
Financials	23.4%	22.3%	1.1%
Health Care	11.3%	12.6%	-1.3%
Industrials	17.3%	15.5%	1.8%
Information Technology	18.4%	17.1%	1.3%
Materials	2.7%	4.5%	-1.8%
Telecommunication Services	0.8%	0.8%	0.0%
Utilities	0.7%	3.7%	-3.0%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

71	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 96.81%
Aerospace & Defense - 1.22%
	Astronics Corp.*	150	$5,372
	Cubic Corp.	300	13,077
	Curtiss-Wright Corp.	500	17,665

			36,114
Air Freight & Logistics - 0.32%
	Forward Air Corp.	300	9,615

Airlines - 0.11%
	Hawaiian Holdings, Inc.*	550	3,190

Auto Components - 1.19%
	Amerigon, Inc.*	250	3,565
	Dana Holding Corp.*	1,600	19,440
	Dorman Products, Inc.*	200	7,386
	Standard Motor Products, Inc.	250	5,013

			35,404
Beverages - 1.10%
	Boston Beer Co., Inc., Class A (The)*+	150	16,284
	Heckmann Corp.*+	1,300	8,645
	National Beverage Corp.*	475	7,633

			32,562
Biotechnology - 2.71%
	Anthera Pharmaceuticals, Inc.*+	400	2,456
	Ariad Pharmaceuticals, Inc.*	1,725	21,131
	Dynavax Technologies Corp.*+	1,550	5,146
	Halozyme Therapeutics, Inc.*	1,100	10,461
	Ironwood Pharmaceuticals, Inc.*	1,200	14,364
	Ligand Pharmaceuticals,
	Inc., Class B*	200	2,374
	Maxygen, Inc.*	300	1,689
	Nymox Pharmaceutical Corp.*	350	2,877
	Pharmacyclics, Inc.*	750	11,115
	Spectrum Pharmaceuticals, Inc.*+	600	8,778

			80,391
Building Products - 0.82%
	AAON, Inc.	262	5,368
	American Woodmark Corp.	150	2,049
	Simpson Manufacturing Co., Inc.	500	16,830

			24,247

Industry	Company	Shares	Value

Capital Markets - 0.81%
	CIFC Corp.*+	250	$1,350
	Epoch Holding Corp.	250	5,558
	Gladstone Investment Corp.	250	1,817
	Kohlberg Capital Corp.	250	1,577
	Ladenburg Thalmann Financial Services, Inc.*	1,950	4,836
	Medallion Financial Corp.	200	2,276
	MVC Capital, Inc.	250	2,898
	Westwood Holdings Group, Inc.	100	3,655

			23,967
Chemicals - 1.30%
	Arabian American Development Co.*	250	2,120
	Chase Corp.	100	1,390
	Innophos Holdings, Inc.	225	10,926
	Schulman (A.), Inc.	300	6,354
	Stepan Co.	100	8,016
	Tredegar Corp.	350	7,777
	Yongye International, Inc.*+	550	1,931

			38,514
Commercial Banks - 8.83%
	1st Source Corp.	250	6,332
	Alliance Financial Corp.	50	1,544
	Ameris Bancorp*	250	2,570
	Ames National Corp.	100	1,950
	BancFirst Corp.	150	5,631
	Bank of the Ozarks, Inc.	350	10,370
	Banner Corp.	200	3,430
	BBCN Bancorp, Inc.*	850	8,032
	Boston Private Financial Holdings, Inc.	850	6,749
	Bridge Capital Holdings*	150	1,560
	Bryn Mawr Bank Corp.	150	2,924
	Cardinal Financial Corp.	300	3,222
	Chemical Financial Corp.	300	6,396
	City Holding Co.	150	5,084
	CNB Financial Corp.	150	2,367
	Columbia Banking System, Inc.	400	7,708
	Community Trust Bancorp, Inc.	150	4,413
	CVB Financial Corp.	1,100	11,033
	Eagle Bancorp, Inc.*	200	2,908
	First Bancorp, Inc.	100	1,537
	First Financial Bancorp	600	9,984
	First Financial Corp.	150	4,992
	First Interstate Bancsystem, Inc.	450	5,864

www.bridgeway.com	72

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	Great Southern Bancorp, Inc.	150	$3,538
	Heartland Financial USA, Inc.	150	2,301
	International Bancshares Corp.	700	12,835
	Lakeland Financial Corp.	150	3,881
	Middleburg Financial Corp.	50	712
	MidSouth Bancorp, Inc.	100	1,301
	National Bankshares, Inc.	50	1,396
	Old National Bancorp	1,000	11,650
	OmniAmerican Bancorp, Inc.*	125	1,963
	Pacific Continental Corp.	200	1,770
	Pinnacle Financial Partners, Inc.*	350	5,652
	Sandy Spring Bancorp, Inc.	250	4,388
	SCBT Financial Corp.	150	4,352
	Sierra Bancorp	150	1,320
	Simmons First National Corp., Class A	200	5,438
	Texas Capital Bancshares, Inc.*	400	12,244
	Trico Bancshares	150	2,133
	Trustmark Corp.	700	17,003
	Umpqua Holdings Corp.	1,200	14,868
	Univest Corp. of Pennsylvania	200	2,928
	Washington Trust Bancorp, Inc.	150	3,579
	Webster Financial Corp.	975	19,880
	WesBanco, Inc.	300	5,841
	West Bancorporation, Inc.	200	1,916
	Wilshire Bancorp, Inc.*	750	2,722

			262,211
Commercial Services & Supplies - 2.89%
	CompX International, Inc.	150	2,210
	Consolidated Graphics, Inc.*	100	4,828
	Deluxe Corp.	550	12,518
	G&K Services, Inc., Class A	200	5,822
	Healthcare Services Group, Inc.	700	12,383
	HNI Corp.	500	13,050
	Intersections, Inc.	150	1,664
	Multi-Color Corp.	200	5,146
	Standard Parking Corp.*	150	2,680
	Tetra Tech, Inc.*	650	14,033
	UniFirst Corp.	200	11,348

			85,682

Industry	Company	Shares	Value

Communications Equipment - 1.30%
	Black Box Corp.	200	$5,608
	Communications Systems, Inc.	100	1,406
	Comtech Telecommunications Corp.	250	7,155
	Digi International, Inc.*	250	2,790
	Emulex Corp.*	900	6,174
	Harmonic, Inc.*	1,250	6,300
	Ixia*	750	7,883
	PC-Tel, Inc.	200	1,368

			38,684
	Computers & Peripherals - 0.57%
	Super Micro Computer, Inc.*	400	6,272
	Synaptics, Inc.*	350	10,552

			16,824
	Construction & Engineering - 1.42%
	Argan, Inc.	150	2,282
	Comfort Systems USA, Inc.	400	4,288
	Granite Construction, Inc.	400	9,488
	MasTec, Inc.*	900	15,633
	Northwest Pipe Co.*	100	2,286
	Primoris Services Corp.	550	8,211

			42,188
	Construction Materials - 0.10%
	United States Lime & Minerals, Inc.*	50	3,006

	Consumer Finance - 1.04%
	Advance America Cash Advance Centers, Inc.	650	5,818
	Cash America International, Inc.	300	13,989
	World Acceptance Corp.*	150	11,025

			30,832
	Containers & Packaging - 0.15%
	Myers Industries, Inc.	350	4,319

	Distributors - 0.15%
	VOXX International Corp.*	250	2,112
	Weyco Group, Inc.	100	2,455

			4,567
	Diversified Consumer Services - 1.10%
	Ascent Capital Group, Inc., Class A*	150	7,608
	Cambium Learning Group, Inc.*	500	1,510

73	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)
	K12, Inc.*	375	$6,728
	Regis Corp.	600	9,930
	Steiner Leisure, Ltd.*	150	6,808

			32,584
Diversified Financial Services - 0.47%
	MarketAxess Holdings, Inc.	400	12,044
	Primus Guaranty, Ltd.*	400	1,960

			14,004
Diversified Telecommunication Services - 0.82%
	Atlantic Tele-Network, Inc.	150	5,858
	Cogent Communications Group, Inc.*	475	8,023
	Consolidated Communications Holdings, Inc.	300	5,715
	Premiere Global Services, Inc.*	550	4,658

			24,254
Electric Utilities - 0.58%
	PNM Resources, Inc.	950	17,318
Electrical Equipment - 1.36%
	AZZ, Inc.	150	6,816
	Franklin Electric Co., Inc.	250	10,890
	Generac Holdings, Inc.*	700	19,621
	Preformed Line Products Co.	50	2,983

			40,310
Electronic Equipment, Instruments & Components - 2.28%
	DDi Corp.	200	1,866
	Electro Rent Corp.	250	4,288
	FARO Technologies, Inc.*	175	8,050
	FEI Co.*	400	16,312
	ID Systems, Inc.*	150	709
	LeCroy Corp.*	200	1,682
	Maxwell Technologies, Inc.*	300	4,872
	Measurement Specialties,
	Inc.*	150	4,194
	OSI Systems, Inc.*	200	9,756
	Park Electrochemical Corp.	200	5,124
	Scansource, Inc.*	300	10,800

			67,653
Energy Equipment & Services - 1.46%
	Bristow Group, Inc.	375	17,771
	Hornbeck Offshore Services, Inc.*	350	10,857
	Newpark Resources, Inc.*	950	9,025

Industry	Company	Shares	Value

Energy Equipment & Services (continued)
	OYO Geospace Corp.*	75	$5,800

			43,453
Food & Staples Retailing - 0.37%
	Arden Group, Inc., Class A	25	2,250
	Susser Holdings Corp.*	200	4,524
	Village Super Market, Inc., Class A	150	4,268

			11,042
Food Products - 1.02%
	B&G Foods, Inc.	500	12,035
	Calavo Growers, Inc.	150	3,852
	Cal-Maine Foods, Inc.	250	9,142
	Lifeway Foods, Inc.*	200	1,928
	Smart Balance, Inc.*	600	3,216

			30,173
Health Care Equipment & Supplies - 3.30%
	ABIOMED, Inc.*	400	7,388
	Analogic Corp.	125	7,165
	Antares Pharma, Inc.*	1,100	2,420
	Atrion Corp.	25	6,006
	Cantel Medical Corp.	200	5,586
	Endologix, Inc.*	600	6,888
	Exactech, Inc.*	150	2,470
	Kensey Nash Corp.*	100	1,919
	MAKO Surgical Corp.*+	425	10,714
	OraSure Technologies, Inc.*	500	4,555
	Quidel Corp.*	350	5,296
	RTI Biologics, Inc.*	600	2,664
	Solta Medical, Inc.*	650	2,041
	Spectranetics Corp.*	350	2,527
	Synergetics USA, Inc.*	250	1,845
	Thoratec Corp.*	650	21,814
	Wright Medical Group, Inc.*	400	6,600

			97,898
Health Care Providers & Services - 2.92%
	Air Methods Corp.*	150	12,668
	Capital Senior Living Corp.*	300	2,382
	Corvel Corp.*	125	6,464
	Metropolitan Health Networks, Inc.*	450	3,361
	National Healthcare Corp.	150	6,285
	Providence Service Corp. (The)*	150	2,064
	Select Medical Holdings Corp.*	1,550	13,144
	Team Health Holdings, Inc.*	700	15,449

www.bridgeway.com	74

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
	Triple-S Management Corp., Class B*	300	$6,006
	VCA Antech, Inc.*	950	18,762

			86,585
Health Care Technology - 0.24%
	HealthStream, Inc.*	250	4,613
	Transcend Services, Inc.*	100	2,373

			6,986
Hotels, Restaurants & Leisure - 4.44%
	Bally Technologies, Inc.*	450	17,802
	BJ’s Restaurants, Inc.*	300	13,596
	Bob Evans Farms, Inc.	300	10,062
	Buffalo Wild Wings, Inc.*	200	13,502
	Churchill Downs, Inc.	200	10,426
	DineEquity, Inc.*	200	8,442
	Jack in the Box, Inc.*	450	9,405
	Life Time Fitness, Inc.*	450	21,038
	Luby’s, Inc.*	300	1,353
	Marcus Corp.	350	4,413
	Nathan’s Famous, Inc.*	50	1,051
	Papa John’s International, Inc.*	250	9,420
	Peet’s Coffee & Tea, Inc.*	150	9,402
	Ruth’s Hospitality Group, Inc.*	400	1,988

			131,900
Household Durables - 0.68%
	Cavco Industries, Inc.*	50	2,003
	CSS Industries, Inc.	100	1,992
	Ethan Allen Interiors, Inc.	300	7,113
	iRobot Corp.*	300	8,955

			20,063
Household Products - 0.20%
	WD-40 Co.	150	6,061

Industrial Conglomerates - 0.59%
	Raven Industries, Inc.	200	12,380
	Standex International Corp.	150	5,126

			17,506
Insurance - 4.70%
	American Safety Insurance Holdings, Ltd.*	100	2,175
	AMERISAFE, Inc.*	200	4,650
	Amtrust Financial Services, Inc.+	625	14,844
	Argo Group International Holdings, Ltd.	350	10,136

Industry	Company	Shares	Value
Insurance (continued)
	Baldwin & Lyons, Inc., Class B	150	$3,270
	Citizens, Inc.*	550	5,330
	eHealth, Inc.*	200	2,940
	EMC Insurance Group, Inc.	150	3,085
	FBL Financial Group, Inc., Class A	350	11,907
	Flagstone Reinsurance Holdings SA	750	6,218
	Kansas City Life Insurance Co.	100	3,282
	Meadowbrook Insurance Group, Inc.	550	5,874
	National Interstate Corp.	200	4,934
	OneBeacon Insurance Group, Ltd., Class A	1,000	15,390
	Primerica, Inc.	800	18,592
	RLI Corp.	225	16,393
	Stewart Information Services Corp.	200	2,310
	Tower Group, Inc.	400	8,068

			139,398
Internet Software & Services - 2.01%
	DealerTrack Holdings, Inc.*	450	12,267
	eGain Communications Corp.*	250	1,728
	Liquidity Services, Inc.*	300	11,070
	NIC, Inc.	650	8,651
	SciQuest, Inc.*	250	3,567
	SPS Commerce, Inc.*	150	3,892
	Stamps.com, Inc.*	150	3,920
	ValueClick, Inc.*	900	14,661

			59,756
IT Services - 2.38%
	Acxiom Corp.*	875	10,684
	Cardtronics, Inc.*	450	12,177
	Cass Information Systems, Inc.	100	3,639
	Echo Global Logistics, Inc.*	250	4,037
	ExlService Holdings, Inc.*	350	7,830
	Heartland Payment Systems, Inc.	400	9,744
	MAXIMUS, Inc.	350	14,472
	TNS, Inc.*	250	4,430
	Virtusa Corp.*	250	3,620

			70,633
Leisure Equipment & Products - 0.98%
	Brunswick Corp.	950	17,157

75	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products (continued)
	Johnson Outdoors, Inc., Class A*	100	$1,535
	Steinway Musical Instruments, Inc.*	150	3,756
	Sturm Ruger & Co., Inc.	200	6,692

			29,140
Life Sciences Tools & Services - 0.37%
	Luminex Corp.*	450	9,553
	Medtox Scientific, Inc.*	100	1,405

			10,958
Machinery - 3.19%
	Albany International Corp., Class A	350	8,092
	Chart Industries, Inc.*	325	17,573
	Colfax Corp.*+	450	12,816
	Douglas Dynamics, Inc.	250	3,655
	Lydall, Inc.*	200	1,898
	Middleby Corp.*	200	18,808
	NACCO Industries, Inc., Class A	100	8,922
	PMFG, Inc.*	200	3,902
	RBC Bearings, Inc.*	250	10,425
	Titan International, Inc.+	450	8,757

			94,848
Media - 1.76%
	Arbitron, Inc.	275	9,463
	Belo Corp., Class A	1,150	7,245
	Fisher Communications, Inc.*	100	2,883
	Harte-Hanks, Inc.	650	5,908
	Journal Communications, Inc., Class A*	600	2,640
	LIN TV Corp., Class A*	600	2,538
	Lions Gate Entertainment Corp.*	1,475	12,272

	Saga Communications, Inc., Class A*	50	1,869
	World Wrestling Entertainment, Inc., Class A	800	7,456

			52,274
Metals & Mining - 0.33%
	Haynes International, Inc.	125	6,825
	Paramount Gold & Silver Corp.*	1,400	2,996

			9,821

Industry	Company	Shares	Value
Multiline Retail - 0.55%
	99 Cents Only Stores*	750	$16,462

Oil, Gas & Consumable Fuels - 2.87%
	CAMAC Energy, Inc.*	1,600	1,616
	Contango Oil & Gas Co.*	150	8,727
	CVR Energy, Inc.*	950	17,794
	Delek US Holdings, Inc.	600	6,846
	Gran Tierra Energy, Inc.*	2,850	13,680
	Panhandle Oil & Gas, Inc., Class A	100	3,281
	SemGroup Corp., Class A*	450	11,727
	Targa Resources Corp.	450	18,310
	Uranerz Energy Corp.*+	800	1,456
	Uranium Resources, Inc.*	1,050	762
	Ur-Energy, Inc.*	1,150	988

			85,187
Paper & Forest Products - 0.80%
	Buckeye Technologies, Inc.	400	13,376
	PH Glatfelter Co.	450	6,354
	Wausau Paper Corp.	500	4,130

			23,860
Personal Products - 0.53%
	Elizabeth Arden, Inc.*	300	11,112
	Female Health Co. (The)	300	1,353
	Schiff Nutrition International, Inc.*	300	3,210

			15,675
Pharmaceuticals - 1.75%
	Akorn, Inc.*	975	10,842
	Cumberland Pharmaceuticals, Inc.*	200	1,076
	Jazz Pharmaceuticals, Inc.*	450	17,384
	Santarus, Inc.*	650	2,152
	Viropharma, Inc.*	750	20,542

			51,996
Professional Services - 2.65%
	Advisory Board Co. (The)*	175	12,987
	Corporate Executive Board Co. (The)	350	13,335
	Exponent, Inc.*	150	6,895
	Franklin Covey Co.*	200	1,694
	GP Strategies Corp.*	200	2,696
	Huron Consulting Group, Inc.*	250	9,685
	Kelly Services, Inc., Class A	400	5,472
	Kforce, Inc.*	400	4,932

www.bridgeway.com	76

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Professional Services (continued)
	Korn/Ferry International*	500	$8,530
	Mistras Group, Inc.*	275	7,010
	TrueBlue, Inc.*	400	5,552

			78,788

Real Estate Investment Trusts (REITs) - 1.98%
	Agree Realty Corp.	100	2,438
	Associated Estates Realty Corp.	450	7,178
	Coresite Realty Corp.	200	3,564
	Education Realty Trust, Inc.	1,000	10,230
	Glimcher Realty Trust	1,150	10,580
	Gyrodyne Co. of America, Inc.*	15	1,524
	Pebblebrook Hotel Trust	550	10,549
	Sovran Self Storage, Inc.	300	12,801

			58,864

Real Estate Management & Development - 0.24%
	Consolidated-Tomoka Land Co.	50	1,353
	Kennedy-Wilson Holdings, Inc.+	550	5,819

			7,172

Road & Rail - 0.82%
	Arkansas Best Corp.	250	4,818
	Avis Budget Group, Inc.*	1,100	11,792
	Roadrunner Transportation Systems, Inc.*	350	4,946
	Universal Truckload Services, Inc.	150	2,722

			24,278

Semiconductors & Semiconductor Equipment - 3.75%
	Brooks Automation, Inc.	700	7,189
	Cirrus Logic, Inc.*	700	11,095
	Cymer, Inc.*	350	17,416
	Entegris, Inc.*	1,450	12,651
	MKS Instruments, Inc.	550	15,301
	PDF Solutions, Inc.*	300	2,091
	Pericom Semiconductor Corp.*	250	1,903
	PLX Technology, Inc.*	500	1,435
	RF Micro Devices, Inc.*	3,000	16,200
	Silicon Laboratories, Inc.*	450	19,539
	Standard Microsystems Corp.*	250	6,442

			111,262

Software - 6.10%
	ACI Worldwide, Inc.*	350	10,024

Industry	Company	Shares	Value

Software (continued)
	Aspen Technology, Inc.*	1,000	$17,350
	Blackbaud, Inc.	450	12,465
	Deltek, Inc.*	750	7,365
	EPIQ Systems, Inc.	400	4,808
	Fair Isaac Corp.	375	13,440
	JDA Software Group, Inc.*	450	14,576
	Majesco Entertainment Co.*	400	976
	Manhattan Associates, Inc.*	200	8,096
	MicroStrategy, Inc., Class A*	125	13,540
	Mitek Systems, Inc.*	250	1,813
	Monotype Imaging Holdings, Inc.*	375	5,846
	Opnet Technologies, Inc.	225	8,251
	PROS Holdings, Inc.*	300	4,464
	QAD, Inc., Class A*	150	1,575
	Synchronoss Technologies, Inc.*	400	12,084
	Taleo Corp., Class A*	450	17,410
	Tyler Technologies, Inc.*	300	9,033
	Ultimate Software Group, Inc.*	275	17,908

			181,024

Specialty Retail - 5.21%
	America’s Car-Mart, Inc.*	100	3,918
	Build-A-Bear Workshop, Inc.*	200	1,692
	Cabela’s, Inc.*	750	19,065
	Casual Male Retail Group, Inc.*	500	1,710
	Genesco, Inc.*	250	15,435
	Group 1 Automotive, Inc.	250	12,950
	Hibbett Sports, Inc.*	300	13,554
	Jos. A. Bank Clothiers, Inc.*	300	14,628
	Lithia Motors, Inc., Class A	275	6,011
	Penske Automotive Group, Inc.	950	18,288
	Pier 1 Imports, Inc.*	1,200	16,716
	Select Comfort Corp.*	600	13,014
	Sonic Automotive, Inc., Class A	550	8,146
	Systemax, Inc.*	400	6,564
	Winmark Corp.	50	2,868

			154,559

Textiles, Apparel & Luxury Goods - 1.89%
	Movado Group, Inc.	275	4,997
	Oxford Industries, Inc.	200	9,024
	Steven Madden, Ltd.*	450	15,525
	True Religion Apparel, Inc.*	250	8,645

77	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
	Wolverine World Wide, Inc.	500	$17,820

			56,011
Thrifts & Mortgage Finance - 2.05%
	Bank Mutual Corp.	500	1,590
	Beacon Federal Bancorp, Inc.	50	694
	First Defiance Financial Corp.	100	1,459
	Kearny Financial Corp.	700	6,650
	Meridian Interstate Bancorp, Inc.*	225	2,801
	Ocwen Financial Corp.*	1,425	20,634
	Oritani Financial Corp.	500	6,385
	Provident Financial Holdings, Inc.	100	934
	Rockville Financial, Inc.	300	3,108
	Roma Financial Corp.	300	2,952
	United Financial Bancorp, Inc.	150	2,413
	ViewPoint Financial Group	350	4,554
	Walker & Dunlop, Inc.*	250	3,140
	WSFS Financial Corp.	100	3,596

			60,910
Trading Companies & Distributors - 1.44%
	Aircastle, Ltd.	750	9,540
	Applied Industrial Technologies, Inc.	450	15,826
	SeaCube Container Leasing, Ltd.	200	2,962
	Textainer Group Holdings, Ltd.	500	14,560

			42,888
Transportation Infrastructure - 0.47%
	Macquarie Infrastructure Co. LLC	500	13,975
Water Utilities - 0.13%
	Connecticut Water Service, Inc.	100	2,713
	Consolidated Water Co., Ltd.	150	1,287

			4,000
TOTAL COMMON STOCKS - 96.81%			2,873,846

(Cost $ 2,678,208)

Industry	Company	Shares	Value

EXCHANGE TRADED FUND - 3.24%
	iShares Russell 2000 Index Fund	1,306	$96,239

TOTAL EXCHANGE TRADED FUND - 3.24%			96,239

(Cost $95,725)

WARRANTS - 0.00%
	Magnum Hunter Resources Corp. Warrants*Δ	115	—

TOTAL WARRANTS - 0.00%			—

(Cost $–)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.23%
BlackRock FedFund	0.01%	6,823	6,823

TOTAL MONEY MARKET FUND - 0.23%			6,823

(Cost $6,823)

TOTAL INVESTMENTS - 100.28%			$2,976,908
(Cost $2,780,756)
Liabilities in Excess of Other Assets - (0.28%)			(8,222)

NET ASSETS - 100.00%			$2,968,686

*	Non-income producing security.
^	Rate disclosed as of December 31, 2011.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $82,738 at December 31, 2011.

LLC - Limited Liability Company

www.bridgeway.com	78

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total

Common Stocks	$2,873,846	$—	$		$2,873,846
Exchange
Traded Fund	96,239	—		—	96,239
Warrants	—	—		—	—
Money Market Fund	—	6,823		—	6,823

TOTAL	$2,970,085	$6,823		$—	$2,976,908

See Notes to Financial Statements.

79	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2011, our Fund was up 19.95%, outperforming our primary market benchmark, the Rus-sell 2000 Growth Index (+14.99%) and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+12.88%). It was a good quarter on an absolute and relative basis, and we are quite pleased.

For the six month semi-annual period ended December 31, 2011, our Fund couldn’t overcome a poor quarter ended September 30, 2011 — the most macro-driven market we have seen (see pages 3 to 7), and an environment generally not favorable to the Fund. The Fund declined 11.83%, underperforming our primary market benchmark, the Russell 2000 Growth Index (-10.59%) and our peer benchmark, the Lipper Small-Cap Growth Funds Index (-11.43%).

Fortunately, the Fund did outperform its benchmarks in three of the four calendar quarters, giving us a lead for the calendar year ended December 31, 2011. Our Fund declined 0.63%, outperforming our primary market benchmark, the Russell 2000 Growth Index (-2.91%) and our peer benchmark, the Lipper Small-Cap Growth Funds Index (-3.40%). While we made good progress in the last quarter, we still have much catch-up to do for the five-year period.

The table below presents our quarter, six-month, one-year, five-year, and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	Life-to-Date 10/31/03 to 12/31/11

Small-Cap Growth Fund	19.95%	-11.83%	-0.63%	-5.05%	1.19%
Russell 2000 Growth Index	14.99%	-10.59%	-2.91%	2.09%	5.53%
Lipper Small-Cap Growth Funds Index	12.88%	-11.43%	-3.40%	1.14%	4.25%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Small-Cap Growth Fund ranked 130th of 511 small-cap growth funds for the twelve-month period ended December 31, 2011, 385th of 388 over the last five years and 290th of 297 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	80

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: The Health Care sector played a big role in the positive performance for the quarter, while the Information Technology sector dominated the worst contributors list.

The Health Care sector has overcome the tremendous uncertainties of the ongoing reform debate. Four related firms were among the top contributors for the past three months. Combined, they added almost three percent to the Fund’s return. Consumer Discretionary stocks were also well represented as two holdings made the best contributors list for the quarter as well.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	1.2%
2	Sinclair Broadcast Group, Inc.	Media	1.1%
3	DXP Enterprises, Inc.	Trading Companies and Distributors	1.1%
4	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	0.8%
5	FEI Co.	Electronic Equipment, Instruments & Components	0.7%
6	Select Comfort Corp.	Specialty Retail	0.7%
7	Consolidated Graphics, Inc.	Commercial Services & Supplies	0.6%
8	Synergetics USA, Inc.	Health Care Equipment & Supplies	0.6%
9	Align Technology, Inc.	Health Care Equipment & Supplies	0.5%
10	HealthStream, Inc.	Health Care Technology	0.5%

You can put a price on a good night’s sleep. Select Comfort manufactures adjustable firmness mattresses that sell for prices ranging from $800 up to $5,000. The company’s earnings and revenues have grown by double-digits over the past three quarters. In the third quarter of 2011, sales jumped by 25% and profits soared by over 60%. The company initiated a national television ad campaign that has gained momentum of late and has proven to be quite successful in educating consumers about the advantages of their product for sleep. During the three-month period, its share price climbed by over 50% and contributed almost three-fourths of a percent to the Fund’s return.

81	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Although the economy has shown signs of rebounding of late, businesses and consumers still do not appear to be stepping up their purchases of computers and electronics (unless they are manufactured by Apple). Four Information Technology holdings made the list of worst contributors. Combined, they hindered Fund performance by about one-half of a percent.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Crocs, Inc.	Textiles, Apparel & Luxury Goods	-0.6%
2	Alaska Communications Systems Group, Inc.	Diversified Telecommunication Services	-0.3%
3	Richardson Electronics, Ltd.	Electronic Equipment, Instruments & Components	-0.2%
4	Unisys Corp.	IT Services	-0.2%
5	Ezcorp, Inc.	Consumer Finance	-0.1%
6	RadNet, Inc.	Health Care Providers & Services	-0.1%
7	DFC Global Corp.	Consumer Finance	-0.1%
8	Darling International, Inc.	Food Products	-0.1%
9	Veeco Instruments, Inc.	Semiconductors & Semiconductor Equipment	-0.1%
10	Globecomm Systems, Inc.	Communications Equipment	-0.1%

Though Crocs still has a loyal following and strong customer base of folks who like wearing its goofy-looking, colorful clogs, the company is not immune to difficulties in the current economic environment. In October 2011, management warned that revenue and earnings growth were slowing as the company deals with weakness in Europe and a cautious domestic consumer. Its share price plummeted close to 40% on the warning and never recovered, despite a later earnings report that showed solid sales out of China. The stock had been up over 50% year-to-date before the announcement. For the quarter, the holding dropped over 30% and cost the Fund over one-half of a percent in value.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer Discretionary stocks contribute the most to Fund returns. Industrials and Materials stocks were impacted by the floods in Thailand and were costly to Fund returns.

Despite numerous ongoing uncertainties, the calendar year could be considered a “return of the consumer” as investors welcomed some better labor statistics and what some considered a solid holiday season. Four Consumer Discretionary stocks made the list of top performers; combined, they contributed over three percent to the Fund’s return.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	1.1%
2	Ulta Salon Cosmetics & Fragrance, Inc.	Specialty Retail	1.1%
3	Sinclair Broadcast Group, Inc.	Media	0.9%
4	Nanometrics, Inc.	Semiconductors & Semiconductor Equipment	0.9%
5	Polypore International, Inc.	Chemicals	0.8%
6	Sally Beauty Holdings, Inc.	Specialty Retail	0.7%
7	Select Comfort Corp.	Specialty Retail	0.6%
8	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	0.6%
9	DXP Enterprises, Inc.	Trading Companies & Distributors	0.6%
10	Synergetics USA, Inc.	Health Care Equipment & Supplies	0.5%

Although viewers complain about all of the negative political ads, they actually pay off quite well for broadcasting companies. One such company, Sinclair Broadcast Group, was among the Fund’s top contributors for the calendar year. As the political campaign season heated up, candidates began to air ads in major primary states. Sinclair has been in expansion mode and recently announced the acquisition of media companies with major markets in Florida and New York. In November, the holding

www.bridgeway.com	82

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

posted better-than-expected quarterly results and rewarded shareholders with a cash dividend. For the year, the holding contributed almost one percent to the Fund’s return.

The Japan earthquake had a dramatic effect early in the year on domestic manufacturing as supply chains came to a virtual standstill. The Asian country entered slow recovery mode and its trading partners were impacted. Although signs of a rebound emerged later in the year, floods in Thailand served to slow the progress. The Industrials and Materials sectors each had two holdings among the Fund’s worst contributors during the calendar year.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	NN, Inc.	Machinery	-1.0%
2	Travelzoo, Inc.	Internet Software & Services	-0.8%
3	Alaska Communications Systems Group, Inc.	Diversified Telecommunication Services	-0.8%
4	Materion Corp.	Metals & Mining	-0.7%
5	LeCroy Corp.	Electronic Equipment, Instruments & Components	-0.7%
6	GT Advanced Technologies, Inc.	Semiconductors & Semiconductor Equipment	-0.7%
7	L&L Energy, Inc.	Metals & Mining	-0.6%
8	Flotek Industries, Inc.	Energy Equipment & Services	-0.6%
9	ION Geophysical Corp.	Energy Equipment & Services	-0.6%
10	Veeco Instruments, Inc.	Semiconductors & Semiconductor Equipment	-0.5%

GT Advanced Technologies provides energy efficient lighting and other equipment and services, primarily for the solar industry. During the year, many related stocks came under pressure as global demand for solar projects slowed and excess capacity prompted severe price cuts throughout the industry. Additionally, the US government began investigating certain Chinese companies within the industry, raising concerns about unfair business practices. GT Advanced Technologies supplies certain machinery and other equipment to China. Fears that its operations could be impacted if a trade dispute ensues between the two countries caused the stock’s price drop. The holding was among the worst contributors for the calendar and cost the Fund almost three-fourths of a percent in return.

Top Ten Holdings as of December 31, 2011

Six of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: Metropolitan Health Networks, Sinclair Broadcast Group, DXP Enterprises, OSI Systems, Consolidated Graphics, Select Comfort. The Fund was broadly diversified, and no single holding accounted for greater than 2.6% of the net assets. The ten largest positions represented just over 21% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Metropolitan Health Networks, Inc.	Health Care Providers & Services	2.6%
2	Sinclair Broadcast Group, Inc.	Media	2.5%
3	DXP Enterprises, Inc.	Trading Companies & Distributors	2.5%
4	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	2.2%
5	Richardson Electronics, Ltd.	Electronic Equipment, Instruments & Components	2.1%
6	Consolidated Graphics, Inc.	Commercial Services & Supplies	2.0%
7	RPC, Inc.	Energy Equipment & Services	1.9%
8	Sauer-Danfoss, Inc.	Machinery	1.9%
9	Select Comfort Corp.	Specialty Retail	1.8%
10	Ulta Salon Cosmetics & Fragrance, Inc.	Specialty Retail	1.8%
	Total		21.3%

83	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2011

The Consumer Discretionary sector displayed the biggest disparity between the Fund and the Russell 2000 Growth Index. That sector also represented the Fund’s largest allocation at the end of the calendar year. At the other end of the spectrum, Information Technology was our most underrepresented sector relative to our primary market benchmark.

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	20.8%	14.4%	6.4%
Consumer Staples	4.3%	4.2%	0.1%
Energy	5.5%	8.8%	-3.3%
Financials	6.7%	7.8%	-1.1%
Health Care	18.9%	20.0%	-1.1%
Industrials	20.3%	16.3%	4.0%
Information Technology	18.2%	23.3%	-5.1%
Materials	4.0%	4.1%	-0.1%
Telecommunication Services	1.1%	1.0%	0.1%
Utilities	0.0%	0.1%	-0.1%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	84

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.97%
Aerospace & Defense - 2.03%
	Astronics Corp.*	9,800	$350,938
	Triumph Group, Inc.	6,400	374,080

			725,018

Air Freight & Logistics - 1.23%
	Park-Ohio Holdings Corp.*	24,600	438,864

Airlines - 1.69%
	Alaska Air Group, Inc.*	8,000	600,720

Auto Components - 2.34%
	American Axle & Manufacturing Holdings, Inc.*	47,100	465,819
	Tenneco, Inc.*	12,400	369,272

			835,091

Beverages - 0.85%
	Coca-Cola Bottling Co. Consolidated	5,200	304,460

Capital Markets - 0.78%
	Ladenburg Thalmann Financial Services, Inc.*	111,700	277,016

Chemicals - 1.71%
	Innospec, Inc.*	14,100	395,787
	TPC Group, Inc.*	9,100	212,303

			608,090

Commercial Services & Supplies - 3.23%
	A.T. Cross Co., Class A*	11,200	126,336
	Consolidated Graphics, Inc.*	14,500	700,060
	Team, Inc.*	10,900	324,275

			1,150,671

Communications Equipment - 0.48%
	Digi International, Inc.*	15,400	171,864

Construction & Engineering - 1.08%
	MYR Group, Inc.*	20,200	386,628

Consumer Finance - 5.15%
	Cash America International, Inc.	3,200	149,216
	Credit Acceptance Corp.*	6,400	526,592
	DFC Global Corp.*	10,500	189,630
	Ezcorp, Inc., Class A*	20,700	545,859
	World Acceptance Corp.*	5,800	426,300

			1,837,597

Industry	Company	Shares	Value

Diversified Consumer Services - 1.23%
	Bridgepoint Education, Inc.*+	19,000	$437,000

Diversified Telecommunication Services - 1.07%
	SureWest Communications	14,400	173,232
	Vonage Holdings Corp.*	85,300	208,985

			382,217

Electronic Equipment, Instruments & Components - 7.83%
	Brightpoint, Inc.*	31,600	340,016
	FEI Co.*	13,400	546,452
	Insight Enterprises, Inc.*	23,600	360,844
	OSI Systems, Inc.*	16,300	795,114
	Richardson Electronics, Ltd.	60,900	748,461

			2,790,887

Energy Equipment & Services - 2.98%
	Pioneer Drilling Co.*	38,100	368,808
	RPC, Inc.+	38,050	694,412

			1,063,220

Food & Staples Retailing - 1.91%
	Casey’s General Stores, Inc.	7,300	376,023
	Pricesmart, Inc.	4,400	306,196

			682,219

Food Products - 1.51%
	Darling International, Inc.*	27,400	364,146
	Smart Balance, Inc.*	32,500	174,200

			538,346

Health Care Equipment & Supplies - 4.98%
	Align Technology, Inc.*	21,900	519,578
	Orthofix International NV*	11,000	387,530
	RTI Biologics, Inc.*	56,100	249,084
	Synergetics USA, Inc.*	83,900	619,182

			1,775,374

Health Care Providers & Services - 12.19%
	AMERIGROUP Corp.*	8,000	472,640
	Centene Corp.*	9,100	360,269
	Corvel Corp.*	9,100	470,561
	Ensign Group, Inc. (The)	14,300	350,350
	Metropolitan Health Networks, Inc.*	122,626	916,016
	MWI Veterinary Supply, Inc.*	4,800	318,912
	Providence Service Corp. (The)*	36,600	503,616

85	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011(Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
	RadNet, Inc.*	100,000	$213,000
	U.S. Physical Therapy, Inc.	10,200	200,736
	WellCare Health Plans, Inc.*	10,300	540,750

			4,346,850

Health Care Technology - 1.74%
	HealthStream, Inc.*	33,600	619,920

Hotels, Restaurants & Leisure - 3.58%
	Caribou Coffee Co., Inc.*	13,300	185,535
	CEC Entertainment, Inc.#	7,800	268,710
	Domino’s Pizza, Inc.*	16,900	573,755
	Krispy Kreme Doughnuts, Inc.*	38,100	249,174

			1,277,174

Insurance - 0.80%
	Crawford & Co., Class B	46,000	283,360

Internet Software & Services - 1.40%
	j2 Global, Inc.	13,100	368,634
	Travelzoo, Inc.*+	5,300	130,274

			498,908

IT Services - 5.33%
	CACI International, Inc.,
	Class A*	7,700	430,584
	Cardtronics, Inc.*	14,800	400,488
	Computer Task Group, Inc.*	34,600	487,168
	Heartland Payment Systems, Inc.	14,600	355,656
	Unisys Corp.*	11,400	224,694

			1,898,590

Leisure Equipment & Products - 1.23%
	Sturm Ruger & Co., Inc.	13,100	438,326

Machinery - 6.12%
	Sauer-Danfoss, Inc.*	18,400	666,264
	Tennant Co.	6,600	256,542
	Titan International, Inc.+	18,600	361,956
	Trimas Corp.*	30,800	552,860
	Twin Disc, Inc.	9,500	345,040

			2,182,662

Media - 2.55%
	Sinclair Broadcast Group, Inc., Class A	80,100	907,533

Metals & Mining - 2.33%
	Haynes International, Inc.	6,600	360,360
	Materion Corp.*	19,400	471,032

			831,392

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels - 2.54%
	Cheniere Energy, Inc.*	42,900	$372,801
	Crosstex Energy, Inc.	15,200	192,128
	CVR Energy, Inc.*	8,300	155,459
	Westmoreland Coal Co.*	14,400	183,600

			903,988

Professional Services - 1.24%
	Insperity, Inc.	17,500	443,625

Semiconductors & Semiconductor Equipment - 1.96%
	GT Advanced Technologies, Inc.*+	71,700	519,108
	Veeco Instruments, Inc.*+	8,700	180,960

			700,068

Software - 1.20%
	ePlus, Inc.*	8,900	251,692
	QAD, Inc., Class A*	16,600	174,300

			425,992

Specialty Retail - 9.96%
	America’s Car-Mart, Inc.*	6,900	270,342
	Cost Plus, Inc.*+	44,800	436,800
	Destination Maternity Corp.	10,800	180,576
	Genesco, Inc.*	6,200	382,788
	Monro Muffler Brake, Inc.	9,850	382,082
	Sally Beauty Holdings, Inc.*	18,000	380,340
	Select Comfort Corp.*	29,400	637,686
	Ulta Salon Cosmetics & Fragrance, Inc.*	9,700	629,724
	Zumiez, Inc.*	9,000	249,840

			3,550,178

Trading Companies & Distributors - 3.72%
	DXP Enterprises, Inc.*	27,700	891,940
	Kaman Corp.	6,500	177,580
	Titan Machinery, Inc.*	11,800	256,414

			1,325,934

TOTAL COMMON STOCKS - 99.97% (Cost $32,649,151)			35,639,782

	Rate^	Shares	Value

MONEY MARKET FUND - 0.42%
BlackRock FedFund	0.01%	149,407	149,407

TOTAL MONEY MARKET FUND - 0.42% (Cost $149,407)			149,407

www.bridgeway.com	86

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Value
TOTAL INVESTMENTS - 100.39%	$35,789,189
(Cost $32,798,558)
Liabilities in Excess of Other Assets - (0.39%)	(139,010)

NET ASSETS - 100.00%	$35,650,179

*      Non-income producing security.

#      Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $268,710.

^     Rate disclosed as of December 31, 2011.

+     This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $2,221,186 at December 31, 2011.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$35,639,782	$—	$—	$35,639,782
Money Market Fund	—	149,407	—	149,407

TOTAL	$35,639,782	$149,407	$—	$35,789,189

See Notes to Financial Statements.

87	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2011, our Fund was up 16.69%, outperforming our primary market benchmark, the Russell 2000 Value Index (+15.97%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+16.03%). It was a good quarter on an absolute and relative basis and we are pleased.

For the six month semi-annual period ended December 31, 2011, our Fund declined 8.70%, slightly outperforming our primary market benchmark, the Russell 2000 Value Index (-8.94%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (-8.91%).

Fortunately, the Fund did outperform its benchmarks in three of the four calendar quarters, giving us a lead for the calendar year ended December 31, 2011. Our Fund returned 1.05%, outperforming our primary market benchmark, the Russell 2000 Value Index (-5.50%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (-4.82%). While we made good progress in the last quarter, we still have some significant catch-up to do for the five-year period.

The table below presents our quarter, six-month, one-year, five-year, and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	Life-to-Date 10/31/03 to 12/31/11

Small-Cap Value Fund	16.69%	-8.70%	1.05%	-2.74%	4.27%
Russell 2000 Value Index	15.97%	-8.94%	-5.50%	-1.87%	5.49%
Lipper Small-Cap Value Funds Index	16.03%	-8.91%	-4.82%	0.41%	6.53%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Small-Cap Value Fund ranked 20th of 305 small-cap value funds for the twelve-month period ended December 31, 2011, 209th of 232 over the last five years and 149th of 165 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	88

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index from Inception 10/31/03 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: The best contributors list was well diversified with two Consumer Discretionary stocks making the list. The Financials sector dominated the worst contributors list.

The quarter could be considered a “return of the consumer” as investors welcomed what many considered a solid holiday season. Two Consumer Discretionary stocks (one media, one retail) highlighted the list of top contributors. Combined they added over one and one-half percent to the Fund’s return.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Sinclair Broadcast Group, Inc.	Media	1.1%
2	HealthSpring, Inc.	Health Care Providers & Services	1.0%
3	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	0.8%
4	Hercules Offshore, Inc.	Energy Equipment & Services	0.7%
5	First Industrial Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	0.7%
6	Quaker Chemical Corp.	Chemicals	0.6%
7	Alaska Air Group, Inc.	Airlines	0.6%
8	Amerco, Inc.	Road & Rail	0.6%
9	Employers Holdings, Inc.	Insurance	0.5%
10	Cost Plus, Inc.	Specialty Retail	0.5%

With interest rates at historically low levels, some income investors have sought out returns generated from dividend paying stocks. Amerco, parent of do-it-yourself moving and storage company U-Haul, announced a special dividend in December that translated into a yield in excess of that paid by the five-year treasury (at the time). The company does not currently pay a regular dividend, but with solid cash flow from operations, some analysts expect this move to be a sign of future shareholder rewards. Amerco has experienced favorable increases in profits and revenues from its three key segments (moving/storage, life insurance, property and casualty insurance) and sales have increased over 10% for six straight quarters. The holding rose over 40% and contributed over one-half of a percent to the Fund’s return for the quarter.

Five Financials sector stocks made the list of worst contributors for the quarter as small banks, REITs, and investments firms are still dealing with ongoing uncertainties in the economy. While the big banks are showing signs of rebounding and exhibit enhanced lending, the local and regional institutions continue to be impacted by a weak (but strengthening) labor market and

89	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

cautious consumers. Additionally, some mortgage related holdings have struggled in terms of valuations because of the US rating downgrade and ongoing European sovereign debt mess.

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	IDT Corp.	Diversified Telecommunication Services	-0.3%
2	Gramercy Capital Corp.	Real Estate Investment Trusts (REITs)	-0.2%
3	Richardson Electronics, Ltd.	Electronic Equipment, Instruments & Components	-0.2%
4	Omega Protein Corp.	Food Products	-0.1%
5	United Community Banks, Inc.	Commercial Banks	-0.1%
6	Unisys Corp.	IT Services	-0.1%
7	Vanda Pharmaceuticals, Inc.	Biotechnology	-0.1%
8	MPG Office Trust, Inc.	Real Estate Investment Trusts (REITs)	-0.1%
9	Arlington Asset Investment Corp.	Real Estate Investment Trusts (REITs)	-0.1%
10	iStar Financial, Inc.	Real Estate Investment Trusts (REITs)	-0.1%

Four real estate companies cost the Fund during the December quarter as uncertainty continued to reign over the related markets. While some data shows a rebound in housing and certain commercial property valuations, the ongoing worries about the European sovereign issues and even the US credit rating, have hurt debt related instruments that invest in real estate loans and related products. For example, iStar Financial is a REIT that owns senior and mezzanine commercial real estate debt. It posted third quarter earnings that significantly declined from the second quarter and badly missed analysts’ expectations. Although management pointed out that its provision for bad debt expenses fell, the damage had been done. Combined, the four real estate holdings cost the Fund about one-half of a percent for the quarter.

Detailed Explanation of Calendar Year Performance

The Short Version: The Industrials sector had three companies on both the best and worst contributors list for the calendar year.

Calendar year 2012 was clearly a period of uncertainty in the economy and stock markets as many lingering issues at home and abroad (Europe, China, Japan) brought a cautious mindset to investors. In what some may consider a “stock picker’s” market, winners and losers can be found from most sectors of the economy. Six different sectors were represented on the best contributors list for the calendar year. Three Industrials holdings contributed over one and one-half percent to the Fund’s return as some manufacturers overcame a slowdown from the Japanese earthquake and had a strong rebound later in the year.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	HealthSpring, Inc.	Health Care Providers & Services	1.7%
2	Sinclair Broadcast Group, Inc.	Media	0.9%
3	International Coal Group, Inc.	Metals & Mining	0.8%
4	Advance America Cash Advance Centers, Inc.	Consumer Finance	0.7%
5	Sally Beauty Holdings, Inc.	Specialty Retail	0.6%
6	Alaska Air Group, Inc.	Airlines	0.6%
7	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	0.6%
8	World Acceptance Corp.	Consumer Finance	0.6%
9	United Rentals, Inc.	Trading Companies & Distributors	0.5%
10	Mueller Industries, Inc.	Machinery	0.5%

www.bridgeway.com	90

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Although viewers complain about all of the negative political ads, they actually pay off quite well for broadcasting companies. Sinclair Broadcast Group was the Fund’s second best contributor for the calendar year. As the political campaign season heated up, candidates began to air ads in major primary states. Sinclair has been in expansion mode and recently announced the acquisition of media companies with major markets in Florida and New York. In November, the holding posted better-than-expected quarterly results and rewarded shareholders with a cash dividend. For the year, the stock contributed over one percent to the Fund’s return.

A total of seven sectors were represented on the worst contributors list. Three Industrials companies cost the Fund over one and one-half percent return for the year. (Apparently, the Industrials sector had strong and weak performers in the challenging, uncertain marketplace we experienced in 2011.) During the 12-month period, four holdings lost over 50% of their values.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	EMCORE Corp.	Semiconductors & Semiconductor Equipment	-0.7%
2	ValueVision Media, Inc.	Internet & Catalog Retail	-0.7%
3	Republic Airways Holdings, Inc.	Airlines	-0.7%
4	Kindred Healthcare, Inc.	Health Care Providers & Services	-0.6%
5	IDT Corp.	Diversified Telecommunication Services	-0.6%
6	MPG Office Trust, Inc.	Real Estate Investment Trusts (REITs)	-0.5%
7	Great Lakes Dredge & Dock Corp.	Construction & Engineering	-0.5%
8	Omega Protein Corp.	Food Products	-0.4%
9	Ceradyne, Inc.	Aerospace & Defense	-0.4%
10	Gramercy Capital Corp.	Real Estate Investment Trusts (REITs)	-0.4%

In August 2011, ValueVision, the multi-channel retailer behind the home shopping network, ShopNBC, posted quarterly financial results that badly missed analysts’ sales expectations. Its stock plummeted over 30% in the days that followed and has not been able to recover. Investors also worried about the liquidation of a key supplier that could hinder future operations. The stock dropped over 50% during the calendar year and cost the Fund almost three-fourths of a percent in returns.

Top Ten Holdings as of December 31, 2011

Six of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: First Industrial, Sinclair, Alaska Air, Hercules Offshore, OSI Systems, Amerco. Three REITs highlighted the Fund’s top ten holdings at year-end. Still, the Fund was broadly diversified and no single holding accounted for greater than 2.7% of the net assets. The ten largest positions represented just less than 22% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	First Industrial Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	2.7%
2	SInclair Broadcast Group, Inc.	Media	2.7%
3	Alaska Air Group, Inc.	Airlines	2.3%
4	Meadowbrook Insurance Group, Inc.	Insurance	2.2%
5	BioMed Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	2.1%
6	Hercules Offshore, Inc.	Energy Equipment & Services	2.1%
7	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	2.0%
8	Photronics, Inc.	Semiconductors & Semiconductor Equipment	1.9%
9	Amerco, Inc.	Road & Rail	1.9%
10	Weingarten Realty Investors	Real Estate Investment Trusts (REITs)	1.9%
	Total		21.8%

91	Semi-Annual Report | December 31, 2011 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2011

The Fund was slightly overweighted in the Consumer Discretionary sector compared to Russell 2000 Value Index. The biggest disparity between the Fund and the Russell 2000 Value index was found in the Utilities sector which had a relatively small allocation.

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	14.3%	11.7%	2.6%
Consumer Staples	3.5%	3.1%	0.4%
Energy	4.9%	4.6%	0.3%
Financials	36.1%	36.8%	-0.7%
Health Care	3.9%	5.3%	-1.4%
Industrials	15.7%	14.8%	0.9%
Information Technology	9.3%	10.9%	-1.6%
Materials	7.0%	4.9%	2.1%
Telecommunication Services	1.2%	0.6%	0.6%
Utilities	3.8%	7.3%	-3.5%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	92

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.81%
Aerospace & Defense - 2.81%
	Ceradyne, Inc.*	20,300	$543,634
	Curtiss-Wright Corp.	15,300	540,549
	Esterline Technologies Corp.*	10,500	587,685
	Triumph Group, Inc.	6,300	368,235

			2,040,103

Airlines - 2.95%
	Alaska Air Group, Inc.*	22,200	1,666,998
	SkyWest, Inc.	37,200	468,348

			2,135,346

Auto Components - 0.44%
	Standard Motor Products, Inc.	15,900	318,795

Biotechnology - 0.33%
	Vanda Pharmaceuticals, Inc.*	51,000	242,760

Capital Markets - 1.55%
	Arlington Asset Investment Corp., Class A	32,700	697,491
	Calamos Asset Management, Inc., Class A	34,100	426,591

			1,124,082

Chemicals - 3.92%
	American Vanguard Corp.	37,100	494,914
	Quaker Chemical Corp.	32,500	1,263,925
	Westlake Chemical Corp.	27,000	1,086,480

			2,845,319

Commercial Banks - 5.56%
	BancFirst Corp.	11,000	412,940
	Bancorp, Inc. (The)*	47,200	341,256
	City Holding Co.+	39,100	1,325,099
	FNB Corp.	33,300	376,623
	Merchants Bancshares, Inc.	11,500	335,800
	Republic Bancorp, Inc., Class A	19,700	451,130
	SVB Financial Group*	8,400	400,596
	United Community Banks, Inc.*+	55,640	388,924

			4,032,368

Commercial Services & Supplies - 1.11%
	Multi-Color Corp.	31,300	805,349

Construction & Engineering - 2.71%
	Dycom Industries, Inc.*	31,500	658,980

Industry	Company	Shares	Value

Construction & Engineering (continued)
	MasTec, Inc.*	75,000	$1,302,750

			1,961,730

Consumer Finance - 4.48%
	Advance America Cash
	Advance Centers, Inc.	120,600	1,079,370
	Ezcorp, Inc., Class A*	20,200	532,674
	Nelnet, Inc., Class A	22,200	543,234
	World Acceptance Corp.*+	14,900	1,095,150

			3,250,428

Diversified Financial Services - 0.75%
	Interactive Brokers Group, Inc., Class A	36,400	543,816

Diversified Telecommunication Services - 1.23%
	IDT Corp., Class B	22,800	213,864
	Vonage Holdings Corp.*	277,700	680,365

			894,229

Electric Utilities - 2.86%
	Cleco Corp.	15,400	586,740
	El Paso Electric Co.	31,500	1,091,160
	Unitil Corp.	13,900	394,482

			2,072,382

Electronic Equipment, Instruments & Components - 5.30%
	Brightpoint, Inc.*	59,500	640,220
	Insight Enterprises, Inc.*	67,400	1,030,546
	OSI Systems, Inc.*	30,200	1,473,156
	Richardson Electronics, Ltd.	56,900	699,301

			3,843,223

Energy Equipment & Services - 3.84%
	Helix Energy Solutions Group, Inc.*	34,800	549,840
	Hercules Offshore, Inc.*	339,300	1,506,492
	Pioneer Drilling Co.*	75,100	726,968

			2,783,300

Food & Staples Retailing - 1.04%
	Pantry, Inc. (The)*	31,900	381,843
	Susser Holdings Corp.*	16,300	368,706

			750,549

Food Products-1.20%
	Fresh Del Monte Produce, Inc.	20,600	515,206
	Omega Protein Corp.*	50,000	356,500

			871,706

93	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Gas Utilities - 0.95%
	Laclede Group, Inc. (The)	17,100	$692,037

Health Care Providers & Services - 2.38%
	Kindred Healthcare, Inc.*	67,100	789,767
	Triple-S Management Corp., Class B*	26,100	522,522
	U.S. Physical Therapy, Inc.	21,000	413,280

			1,725,569

Hotels, Restaurants & Leisure - 2.73%
	Caribou Coffee Co., Inc.*	33,700	470,115
	Domino’s Pizza, Inc.*	24,700	838,565
	Town Sports International Holdings, Inc.*	91,500	672,525

			1,981,205

Household Durables - 1.61%
	Blyth, Inc.	20,600	1,170,080

Industrial Conglomerates - 0.56%
	Standex International Corp.	11,800	403,206

Insurance - 9.90%
	Argo Group International Holdings, Ltd.	14,900	431,504
	CNO Financial Group, Inc.*	130,000	820,300
	Employers Holdings, Inc.	58,200	1,052,838
	Infinity Property & Casualty Corp.	16,200	919,188
	Meadowbrook Insurance Group, Inc.	149,800	1,599,864
	ProAssurance Corp.	13,300	1,061,606
	RLI Corp.	13,400	976,324
	Universal Insurance Holdings, Inc.	87,491	313,218

			7,174,842

Internet Software & Services - 0.48%
	United Online, Inc.	63,600	345,984

IT Services - 1.62%
	CACI International, Inc., Class A*	15,800	883,536
	Unisys Corp.*	14,900	293,679

			1,177,215

Life Sciences Tools & Services - 0.39%
	Cambrex Corp.*	39,375	282,712

Machinery - 1.25%
	Lydall, Inc.*	58,500	555,165
	Mueller Industries, Inc.	9,100	349,622

			904,787

Industry	Company	Shares	Value

Marine - 1.03%
	International Shipholding Corp.	39,900	$745,731

Media - 2.68%
	Sinclair Broadcast Group, Inc., Class A	171,200	1,939,696

Metals & Mining - 1.43%
	Kaiser Aluminum Corp.	14,700	674,436
	Universal Stainless & Alloy*	9,700	362,392

			1,036,828

Multiline Retail - 1.64%
	Dillard’s, Inc., Class A+	26,500	1,189,320

Oil, Gas & Consumable Fuels - 1.07%
	Swift Energy Co.*	13,500	401,220
	Westmoreland Coal Co.*	29,300	373,575

			774,795

Paper & Forest Products - 1.67%
	PH Glatfelter Co.	85,600	1,208,672

Personal Products - 1.23%
	Elizabeth Arden, Inc.*	24,100	892,664

Pharmaceuticals - 0.73%
	Medicines Co. (The)*	28,500	531,240

Real Estate Investment Trusts (REITs) - 12.87%
	ARMOUR Residential REIT, Inc.+	59,300	418,065
	BioMed Realty Trust, Inc.	85,600	1,547,648
	First Industrial Realty Trust, Inc.*+	192,428	1,968,538
	Gramercy Capital Corp.*	225,300	563,250
	iStar Financial, Inc.*+	81,300	430,077
	MPG Office Trust, Inc.*#	392,700	781,473
	Newcastle Investment Corp.	181,500	843,975
	Retail Opportunity Investments Corp.	91,000	1,077,440
	Sabra Health Care REIT, Inc.	27,400	331,266
	Weingarten Realty Investors	62,940	1,373,351

			9,335,083

Road & Rail - 2.44%
	Amerco, Inc.	15,700	1,387,880
	Arkansas Best Corp.	19,800	381,546

			1,769,426

Semiconductors & Semiconductor Equipment - 1.93%
	Photronics, Inc.*	230,300	1,400,224

www.bridgeway.com	94

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Specialty Retail - 5.22%
	Cost Plus, Inc.*	93,600	$912,600
	Genesco, Inc.*	18,800	1,160,712
	Penske Automotive Group, Inc.	27,500	529,375
	Pep Boys-Manny, Moe & Jack (The)	37,800	415,800
	Sally Beauty Holdings, Inc.*	36,200	764,906

			3,783,393

Thrifts & Mortgage Finance - 1.02%
	Ocwen Financial Corp.*	51,100	739,928

Trading Companies & Distributors - 0.90%
	United Rentals, Inc.*+	22,200	656,010

TOTAL COMMON STOCKS-99.81%			72,376,132

(Cost $65,077,484)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.02%
BlackRock FedFund	0.01%	12,386	12,386

TOTAL MONEY MARKET FUND - 0.02%			12,386

(Cost $12,386)

TOTAL INVESTMENTS - 99.83%			$72,388,518
(Cost $65,089,870)
Other Assets in Excess of Liabilities- (0.17%)			121,427

NET ASSETS - 100.00%			$72,509,945

*    Non-income producing security.

#    Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $781,473.

^    Rate disclosed as of December 31, 2011.

+    This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $4,646,143 at December 31, 2011.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$72,376,132	$—	$—	$72,376,132
Money Market Fund	—	12,386	—	12,386

TOTAL	$72,376,132	$12,386	$—	$72,388,518

See Notes to Financial Statements

95	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2011, our Fund returned 12.41%, beating our primary market benchmark, the Russell 1000 Growth Index (+10.61%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+8.95%). It was a good quarter on an absolute and relative basis and we are pleased.

For the six-month semi-annual period ended December 31, 2011, our Fund couldn’t overcome a poor quarter ended September 30, 2011 – the most macro-driven market we have seen (see pages 3 to 7), and an environment not favorable to the Fund. The Fund declined 7.84%, lagging our primary market benchmark, the Russell 1000 Growth Index (-3.92%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (-7.74%). In the context of this performance, we would like to emphasize that we have taken certain actions consistent with our (unchanged) investment philosophy and process to address our underperformance in macro-driven markets such as 2008, 2010, and 2011. See, for example, “If macro-driven markets represent such a problem for Bridgeway’s “growthier” select models and Funds, isn’t there anything Bridgeway can do to correct this?” on page 7 and “Can’t the investment team do anything to improve performance during these correlation spikes, or macro-driven markets?” on page 10.

In spite of beating our primary market benchmark in three of the last four quarters, we didn’t overcome the large negative effect of the macro-driven market in the September quarter. For the calendar year ended December 31, 2011, our Fund declined 0.71%, underperforming our primary market benchmark, the Russell 1000 Growth Index (+2.64%), but outperforming our peer benchmark, the Lipper Large-Cap Growth Funds Index (-2.90%).

The table below presents our quarter, six-month, one-year, five-year, and life-to-date financial results. See the next page for a graph of performance since inception.

			Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	Life-to-Date 10/31/03 to 12/31/11

Large-Cap Growth Fund	12.41%	-7.84%	-0.71%	-0.02%	2.93%
Russell 1000 Growth Index	10.61%	-3.92%	2.64%	2.50%	4.60%
Lipper Large-Cap Growth Funds Index	8.95%	-7.74%	-2.90%	0.85%	3.37%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Large-Cap Growth Fund ranked 141st of 510 multi-cap growth funds for the twelve-month period ended December 31, 2011, 218th of 347 over the last five years and 240th of 278 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	96

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index from Inception 10/31/03 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: Consumer related stocks were the positive story for the quarter. The Information Technology sector had four of the worst contributors, but they did relatively little damage.

The quarter could be considered a “return of the consumer” as investors welcomed what many considered a solid holiday season. Three Consumer Discretionary stocks (one media and two retail) made the list of top contributors. Combined, they contributed over one percent to the Fund’s return. With the addition of one Consumer Staple company on the list, the purchasing public was very well represented.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	F5 Networks, Inc.	Communications Equipment	0.7%
2	W.W. Grainger, Inc.	Trading Companies & Distributors	0.5%
3	Google, Inc.	Internet Software & Services	0.5%
4	Coach, Inc.	Textiles, Apparel & Luxury Goods	0.4%
5	Union Pacific Corp.	Road & Rail	0.3%
6	Ross Stores, Inc.	Specialty Retail	0.3%
7	Estee Lauder Cos., Inc.	Personal Products	0.3%
8	Sherwin-Williams Co. (The)	Chemicals	0.3%
9	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	0.3%
10	Viacom, Inc.	Media	0.3%

Union Pacific is the largest railroad in North America. It posted record third quarter earnings, easily beating analysts’ expectations, and has been steadily improving its cash flow numbers. In November, management announced a dividend increase of 28%, the second such favorable reward for investors during 2011. Railroads are often considered bellwethers for the economy, so the positive results and outlook for Union Pacific could bode well for the country as a whole. The stock rose over 30% during the three-month period and contributed over one-fourth of a percent to the Fund’s return.

Though the economy has shown signs of rebounding as of late, businesses and consumers still do not appear to be stepping up their purchases of computers and electronics (unless they are manufactured by Apple). Four Information Technology holdings made the list of worst contributors, but combined, they hindered Fund performance by less than one-fourth of a percent.

97	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Netflix, Inc.	Internet & Catalog Retail	-0.3%
2	First Solar, Inc.	Semiconductors & Semiconductor Equipment	0.0%
3	Alcoa, Inc.	Metals & Mining	0.0%
4	Southwestern Energy Co.	Oil, Gas & Consumable Fuels	0.0%
5	Oracle Corp.	Software	0.0%
6	CR Bard, Inc.	Health Care Equipment & Supplies	0.0%
7	JDS Uniphase Corp.	Communications Equipment	0.0%
8	Lam Research Corp.	Semiconductors & Semiconductor Equipment	0.0%
9	Caterpillar, Inc.	Machinery	0.0%
10	MetroPCS Communications, Inc.	Wireless Telecommunication Services	0.0%

Every quarter, investors look for Alcoa to report earnings, because it is normally the first major corporation to post quarterly results; its reading sets the tone for the season. Unfortunately, Alcoa was one of several high-profile companies to miss earnings expectations last quarter, and its stock suffered accordingly. The major aluminum producer has been severely hurt as a result of the continuing European economic crisis. Aluminum production is considered a cyclical industry that ebbs and flows with the global economy. As Europe struggles, demand for aluminum decreases as well. Management had expected China to pick up the slack that it lost in Europe, but production in that emerging market has also declined. In the meantime, Alcoa has slashed spending, reduced its dividend, and suspended its buyback program while it waits for a global economic rebound.

Detailed Explanation of Calendar Year Performance

The Short Version: Retail stocks performed well for the calendar year, while performance of the Information Technology sector was both good and bad.

Three Consumer Discretionary stocks, all retailers, were among the best contributors for the calendar year. Combined, they added over one and one-quarter percent to the Fund’s return. A fourth holding (Mastercard), is often considered a consumer-related company, because its profitability depends so much on consumer confidence and overall shopping activity. Three Information Technology companies also made the best contributors list.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	W.W. Grainger, Inc.	Trading Companies & Distributors	0.7%
2	Ross Stores, Inc.	Specialty Retail	0.6%
3	Mastercard, Inc.	IT Services	0.6%
4	El Paso Corp.	Oil, Gas & Consumable Fuels	0.5%
5	Apple, Inc.	Computers & Peripherals	0.5%
6	Intuitive Surgical, Inc.	Health Care Equipment & Supplies	0.5%
7	International Business Machines Corp.	IT Services	0.4%
8	Bristol-Myers Squibb Co.	Pharmaceuticals	0.4%
9	TJX Cos., Inc.	Specialty Retail	0.4%
10	priceline.com, Inc.	Internet & Catalog Retail	0.3%

www.bridgeway.com	98

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)
(Unaudited)

Despite some uncertainties with some of its patents for the next few years, 2011 has been a banner time for pharmaceutical giant Bristol-Myers Squibb. The company received several key FDA approvals, including Yervoy, a drug that helps extend the life of skin cancer patients. In August, it received positive trial results from the FDA on a new blood thinner treatment. The news is significant because the patents on top sellers Plavix and Avapro are expected to expire next year. Bristol-Myers Squibb has looked to counter these expirations through expansion and partnerships. During the year, it acquired Amira, a private company that is developing new treatments for inflammatory diseases. For the year, the holding gained almost 40% and contributed just less than one-half of a percent return to the Fund.

As was the case for the quarter, four Information Technology companies made the worst contributors list for calendar year 2011. They cost the Fund almost two percent in performance. While smartphones and other mobile devices have dominated consumers’ wish lists over the past year, computer makers and many of their suppliers have struggled, with many failing to adapt.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Freeport-McMoRan Copper & Gold, Inc.	Metals & Mining	-0.7%
2	Atmel Corp.	Semiconductors & Semiconductor Equipment	-0.6%
3	MetroPCS Communications, Inc.	Wireless Telecommunication Services	-0.6%
4	TRW Automotive Holdings Corp.	Auto Components	-0.6%
5	Netflix, Inc.	Internet & Catalog Retail	-0.5%
6	JDS Uniphase Corp.	Communications Equipment	-0.5%
7	Hewlett-Packard Co.	Computers & Peripherals	-0.5%
8	Alcoa, Inc.	Metals & Mining	-0.4%
9	Akamai Technologies, Inc.	Internet Software & Services	-0.4%
10	Ford Motor Co.	Automobiles	-0.4%

MetroPCS Communications took a beating, losing over a third of its value after a weak earnings report and a very cautious outlook for the rest of the year. The wireless communications company appeals to cost-conscious consumers because it does not require them to lock into long-term contracts. In the sluggish economy, rivals have dropped prices, and MetroPCS has suffered from customer defections. For the year, the holding lost over 30% of its value and cost the Fund just over one-half of a percent of return.

Top Ten Holdings as of December 31, 2011

Five of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: Google, WW Grainger, F5 Networks, Ross Stores and Viacom. Two oil and gas-related companies made the Fund’s top ten holdings at year-end. Still, the Fund was broadly diversified, and no single holding accounted for greater than 2.9% of the net assets. The ten largest positions represented just over 20% of the total assets of the Fund.

99	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	2.9%
2	Google, Inc.	Internet Software & Services	2.5%
3	International Business Machines Corp.	IT Services	2.5%
4	W.W. Grainger, Inc.	Trading Companies & Distributors	2.4%
5	F5 Networks, Inc.	Communications Equipment	2.0%
6	Ross Stores, Inc.	Specialty Retail	1.9%
7	Viacom, Inc.	Media	1.7%
8	Chevron Corp.	Oil, Gas & Consumable Fuels	1.7%
9	AmerisourceBergen Corp.	Health Care Providers & Services	1.7%
10	Southwestern Energy Co.	Oil, Gas & Consumable Fuels	1.6%
	Total		20.9%

Industry Sector Representation as of December 31, 2011

Consumer Discretionary stocks displayed the biggest sector disparity between the Fund and the Russell 1000 Growth Index. That sector represented the Fund’s second largest allocation at the end of the calendar year. The Fund’s most underweighted sector was Consumer Staples.

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	20.7%	14.2%	6.5%
Consumer Staples	8.8%	12.8%	-4.0%
Energy	10.9%	11.1%	-0.2%
Financials	3.7%	3.9%	-0.2%
Health Care	10.5%	10.7%	-0.2%
Industrials	11.8%	12.7%	-0.9%
Information Technology	26.3%	28.0%	-1.7%
Materials	6.0%	5.3%	0.7%
Telecommunication Services	1.0%	1.2%	-0.2%
Utilities	0.0%	0.1%	-0.1%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	100

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.91%
Aerospace & Defense - 2.74%
Boeing Co. (The)	5,900	$432,765
Lockheed Martin Corp.	5,800	469,220
Northrop Grumman Corp.	6,600	385,968

		1,287,953

Auto Components - 0.76%
TRW Automotive Holdings
Corp.*	11,000	358,600

Automobiles - 0.74%
Ford Motor Co.*	32,300	347,548

Beverages - 2.70%
Brown-Forman Corp., Class
B	4,600	370,346
Coca-Cola Enterprises, Inc.	20,200	520,756
Dr. Pepper Snapple Group,
Inc.	9,600	379,008

		1,270,110

Biotechnology - 1.26%
Biogen Idec, Inc.*	5,400	594,270

Chemicals - 2.04%
CF Industries Holdings, Inc.	3,300	478,434
Sherwin-Williams Co. (The)	5,400	482,058

		960,492

Communications Equipment - 3.14%
Cisco Systems, Inc.	29,000	524,320
F5 Networks, Inc.*	9,000	955,080

		1,479,400

Computers & Peripherals - 6.18%
Apple, Inc.*	3,400	1,377,000
Dell, Inc.*	36,700	536,921
Hewlett-Packard Co.	14,200	365,792
SanDisk Corp.*	12,800	629,888

		2,909,601

Consumer Finance - 0.73%
Discover Financial Services	14,400	345,600

Containers & Packaging - 1.01%
Crown Holdings, Inc.*	14,100	473,478

Diversified Financial Services - 1.05%
Moody’s Corp.	14,600	491,728

Energy Equipment & Services - 2.02%
Diamond Offshore Drilling,
Inc.	6,300	348,138

Industry Company	Shares	Value

Energy Equipment & Services (continued)
Halliburton Co.	17,400	$600,474

		948,612

Food & Staples Retailing - 2.18%
CVS Caremark Corp.	6,640	270,779
Wal-Mart Stores, Inc.	12,600	752,976

		1,023,755

Health Care Equipment & Supplies - 3.01%
Becton Dickinson & Co.	6,400	478,208
CR Bard, Inc.	7,900	675,450
Medtronic, Inc.	6,900	263,925

		1,417,583

Health Care Providers & Services - 4.34%
AmerisourceBergen Corp.	21,400	795,866
DaVita, Inc.*	6,800	515,508
Quest Diagnostics, Inc.#	12,600	731,556

		2,042,930

Hotels, Restaurants & Leisure - 1.79%
International Game
Technology	23,800	409,360
Wynn Resorts, Ltd.	3,900	430,911

		840,271

Hoausehold Products - 2.51%
Colgate-Palmolive Co.	7,500	692,925
Procter & Gamble Co. (The)	7,300	486,983

		1,179,908
Industrial Conglomerates - 2.25%
General Electric Co.	30,300	542,673
Tyco International, Ltd.	11,000	513,810

		1,056,483

Insurance - 1.96%
Axis Capital Holdings, Ltd.	12,700	405,892
Travelers Cos., Inc. (The)	8,700	514,779

		920,671

Internet & Catalog Retail - 0.89%
priceline.com, Inc.*	900	420,939

Internet Software & Services - 2.47%
Google, Inc., Class A*	1,800	1,162,620

IT Services - 6.89%
Alliance Data Systems
Corp.*	3,800	394,592

101	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Cognizant Technology
Solutions Corp., Class A*	3,600	$231,516
International Business
Machines Corp.	6,300	1,158,444
Mastercard, Inc., Class A	1,900	708,358
NeuStar, Inc., Class A*	7,700	263,109
Western Union Co. (The)	26,700	487,542

		3,243,561

Leisure Equipment & Products - 0.52%
Polaris Industries, Inc.	4,400	246,312

Life Sciences Tools & Services - 0.79%
Agilent Technologies, Inc.*	10,600	370,258

Machinery - 2.05%
Caterpillar, Inc.	5,500	498,300
Cummins, Inc.	5,300	466,506

		964,806

Media - 4.38%
Comcast Corp., Class A	20,000	474,200
DIRECTV, Class A*	8,600	367,736
Omnicom Group, Inc.	9,400	419,052
Viacom, Inc., Class B	17,600	799,216

		2,060,204

Metals & Mining - 1.77%
Alcoa, Inc.	26,700	230,955
Freeport-McMoRan Copper
& Gold, Inc.	16,400	603,356

		834,311

Multiline Retail - 2.85%
Dollar Tree, Inc.*	3,200	265,952
Macy’s, Inc.	16,000	514,880
Target Corp.	10,900	558,298

		1,339,130

Oil, Gas & Consumable Fuels - 8.96%
Chevron Corp.	7,500	798,000
Cimarex Energy Co.	4,200	259,980
ConocoPhillips	5,900	429,933
Exxon Mobil Corp.	6,000	508,560
Occidental Petroleum Corp.	5,500	515,350
Peabody Energy Corp.	6,800	225,148
SM Energy Co.	4,200	307,020
Southwestern Energy Co.*	23,700	756,978

Industry Company	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	12,500	$412,750

		4,213,719

Paper & Forest Products - 1.16%
International Paper Co.	18,400	544,640

Personal Products - 1.46%
Estee Lauder Cos., Inc.,
Class A (The)	6,100	685,152

Pharmaceuticals - 1.08%
Bristol-Myers Squibb Co.	14,453	509,324

Road & Rail - 2.39%
CSX Corp.	22,200	467,532
Union Pacific Corp.	6,200	656,828

		1,124,360

Semiconductors & Semiconductor Equipment - 4.21%
Atmel Corp.*	71,600	579,960
Intel Corp.	24,300	589,275
Lam Research Corp.*	9,000	333,180
Xilinx, Inc.	14,900	477,694

		1,980,109

Software - 3.39%
Microsoft Corp.	23,600	612,656
Oracle Corp.	15,200	389,880
VMware, Inc., Class A*	7,100	590,649

		1,593,185

Specialty Retail - 7.80%
Advance Auto Parts, Inc.	7,100	494,373
AutoZone, Inc.*	2,000	649,940
Bed Bath & Beyond, Inc.*	11,000	637,670
Gap, Inc. (The)	18,800	348,740
Limited Brands, Inc.	6,900	278,415
Ross Stores, Inc.	18,800	893,564
TJX Cos., Inc.	5,700	367,935

		3,670,637

Textiles, Apparel & Luxury Goods - 1.00%
Coach, Inc.	7,700	470,008

Trading Companies & Distributors - 2.43%
W.W. Grainger, Inc.	6,100	1,141,859

www.bridgeway.com	102

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares	Value
	Common Stocks (continued)
Wireless Telecommunication Services - 1.01%
MetroPCS Communications, Inc.*	54,600	$473,928

TOTAL COMMON STOCKS - 99.91%		46,998,055

	(Cost $41,939,527)

TOTAL INVESTMENTS - 99.91%		$46,998,055
	(Cost $41,939,527)
Other Assets in Excess of Liabilities - 0.09%		42,604

NET ASSETS - 100.00%		$47,040,659

* Non-income producing security. # Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $731,556.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$46,998,055	$—	$—	$46,998,055

TOTAL	$46,998,055	$—	$—	$46,998,055

See Notes to Financial Statements.

103	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Value Fund MANAGER’S COMMENTARY
(Unaudited)

December 31, 2011

Dear Fellow Large-Cap Value Fund Shareholder,

On February 3, 2012, Bridgeway Large-Cap Value Fund was merged into the American Beacon Bridgeway Large-Cap Value Fund. American Beacon now has management oversight of the Fund, and Bridgeway has been retained as the investment sub-adviser. We will continue using the same investment process as we currently do to buy and sell stocks of the Fund, but the Fund will be part of the American Beacon Funds complex.

For the quarter ended December 31, 2011, our Fund returned 12.64%, lagging our primary market benchmark, the Russell 1000 Value Index (+13.11%), but leading our peer benchmark, the Lipper Large-Cap Value Funds Index (+11.77). It was a mixed quarter on a relative basis, but we are pleased with the absolute results.

For the six month semi-annual period ended December 31, 2011, our Fund declined 5.23%, in a virtual tie with our primary market benchmark, the Russell 1000 Value Index (-5.22%), and leading our peer benchmark, the Lipper Large-Cap Value Funds Index (-7.24%). While negative returns don’t feel good, we are pleased with the relative results.

For the calendar year ended December 31, 2011, our Fund returned 2.33%, outperforming our primary market benchmark, the Russell 1000 Value Index (+0.39%), and our peer benchmark, the Lipper Large-Cap Value Funds Index (-2.17%).

The table below presents our quarter, six-month, one-year, five-year, and life-to-date financial results. See the next page for a graph of performance since inception.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	Life-to-Date 10/31/03 to 12/31/11

Large-Cap Value Fund	12.64%	-5.23%	2.33%	-0.69%	5.77%
Russell 1000 Value Index	13.11%	-5.22%	0.39%	-2.64%	4.52%
Lipper Large-Cap Value Funds Index	11.77%	-7.24%	-2.17%	-2.26%	3.73%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 1000 Value Index is an unmanaged index that consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Large-Cap Value Fund ranked 32nd of 309 multi-cap value funds for the twelve-month period ended December 31, 2011, 54th of 219 over the last five years and 33rd of 154 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	104

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Large-Cap Value Fund vs. Russell 1000 Value Index & Lipper Large-Cap Value Funds Index from Inception 10/31/03 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: The Energy sector gave solid contributions to the Fund’s return for the quarter while the Financials sector had companies on both the best and worst contributors list.

Energy and Financials made the top Fund contributors for the quarter as these two sectors each placed four stocks on the list. Energy was helped by a surge in crude prices and prospects for even higher prices, as threats of a nuclear Iran cast uncertainty over future supply issues. Financials were led by two insurance giants. Combined they contributed over one-half of a percent to the Fund’s return.

These are the Fund’s ten best-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Union Pacific Corp.	Road & Rail	0.6%
2	Pfizer, Inc.	Pharmaceuticals	0.5%
3	Chevron Corp.	Oil, Gas & Consumable Fuels	0.4%
4	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.3%
5	Chubb Corp. (The)	Insurance	0.3%
6	Travelers Cos., Inc. (The)	Insurance	0.3%
7	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	0.3%
8	ConocoPhillips	Oil, Gas & Consumable Fuels	0.3%
9	AvalonBay Communities, Inc.	Real Estate Investment Trusts (REITs)	0.3%
10	HCP, Inc.	Real Estate Investment Trusts (REITs)	0.3%

Union Pacific is the largest railroad in North America. It posted record third quarter earnings, easily beating analysts’ expectations, and has been steadily improving its cash flow numbers. In November, management announced a dividend increase of 28%, the second such favorable reward for investors during 2011. Railroads are often considered bellwethers for the economy, so the positive results and outlook for Union Pacific could bode well for the country as a whole. The stock rose over 30% during the three-month period and contributed over one-half of a percent to the Fund’s return.

The fourth quarter was clearly a period of uncertainty in the economy and stock markets, as many lingering issues at home and abroad (Europe, China, Thailand) brought a cautious mindset to investors. Six different sectors were represented on the Fund’s worst contributors list for the quarter. In fact, while four Financials made the best contributors list, three also made the worst contributors list.

105	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the Fund’s ten worst-contributing stocks for the quarter ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	-0.1%
2	Alcoa, Inc.	Metals & Mining	-0.1%
3	CommonWealth REIT	Real Estate Investment Trusts (REITs)	0.0%
4	MetroPCS Communications Inc.	Wireless Telecommunication Services	0.0%
5	Western Digital Corp.	Computers & Peripherals	0.0%
6	CME Group, Inc.	Diversified Financial Services	0.0%
7	Torchmark Corp.	Insurance	0.0%
8	Cigna Corp.	Health Care Providers & Services	0.0%
9	Arrow Electronics, Inc.	Electronic Equipment, Instruments & Components	0.0%
10	AmerisourceBergen Corp.	Health Care Providers & Services	0.0%

Every quarter, investors look for Alcoa to report earnings because it is normally the first major corporation to post quarterly results; its reading sets the tone for the season. Unfortunately, Alcoa was one of several high-profile companies to miss earnings expectations last quarter and its stock suffered accordingly. The major aluminum producer has been severely hurt as a result of the continuing European economic crisis. Aluminum production is considered a cyclical industry that ebbs and flows with the global economy. As Europe struggles, demand for aluminum decreases as well. Management had expected China to pick up the slack that it lost in Europe, but production in that emerging market has declined as well. In the meantime, Alcoa has slashed spending, reduced its dividend, and suspended its buyback program while it waits for a global economic rebound.

Detailed Explanation of Calendar Year Performance

The Short Version: The Health Care and Energy sectors contributed the most to Fund returns, while the Financials sector dominated the worst contributors list for the calendar year.

Health Care overcame the tremendous uncertainties of the ongoing reform debate; four related companies headlined the top contributors list for calendar year 2011. Combined, the holdings contributed almost two percent to the Fund’s return. Big oil was also well represented, as two Energy giants made the best contributors list as well.

These are the Fund’s ten best-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	Pfizer, Inc.	Pharmaceuticals	0.7%
2	VF Corp.	Textiles, Apparel & Luxury Goods	0.5%
3	Chevron Corp.	Oil, Gas & Consumable Fuels	0.5%
4	Bristol-Myers Squibb Co.	Pharmaceuticals	0.5%
5	UnitedHealth Group, Inc.	Health Care Providers & Services	0.5%
6	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.4%
7	Duke Energy Corp.	Electric Utilities	0.3%
8	Union Pacific Corp.	Road & Rail	0.3%
9	McKesson Corp.	Health Care Providers & Services	0.3%
10	Chubb Corp. (The)	Insurance	0.3%

Despite some uncertainties with some of its patents for the next few years, 2011 has been a banner time for pharmaceutical giant Bristol-Myers Squibb. The company received several key FDA approvals, including Yervoy, a drug that helps extend the life of skin cancer patients. In August, it received positive trial results from the FDA on a new blood thinner treatment. The news is significant because the patents on top sellers Plavix and Avapro are expected to expire next year. Bristol-Myers Squibb has looked to counter these expirations through expansion and partnerships. During the year, it acquired Amira, a private company that is developing new treatments for inflammatory diseases. For the year, the holding gained almost 40% and contributed about one-half of a percent to Fund returns.

www.bridgeway.com	106

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Though lending seems to be picking up in certain regions of the country because of the low interest rate environment, other would-be profit centers within financial institutions have been hurting as of late. Mergers and Acquisitions (underwriting) came to a virtual standstill in the latter half of the year. Trading profits have been hard to come by as well. Four Financials were among the worst contributors for the year. Combined, they cost the Fund over one-and-a-quarter percent in return.

These are the Fund’s ten worst-contributing stocks for the calendar year ended December 31, 2011:

Rank	Description	Industry	% Contribution to Return
1	TRW Automotive Holdings Corp.	Auto Components	-0.5%
2	Alcoa, Inc.	Metals & Mining	-0.5%
3	Morgan Stanley	Capital Markets	-0.5%
4	MetroPCS Communications, Inc.	Wireless Telecommunication Services	-0.4%
5	Vishay Intertechnology, Inc.	Electronic Equipment, Instruments & Components	-0.4%
6	New York Community Bancorp, Inc.	Thrifts & Mortgage Finance	-0.3%
7	CME Group, Inc.	Diversified Financial Services	-0.3%
8	Nabors Industries, Ltd.	Energy Equipment & Services	-0.3%
9	Aflac, Inc.	Insurance	-0.3%
10	Atmel Corp.	Semiconductors & Semiconductor Equipment	-0.3%

In an uncertain economy, cautious investors are less likely to look the other way when companies badly miss earnings. MetroPCS Communications found that out the hard way when its stock lost over a third of its value after a weak earnings report and a very cautious outlook for the rest of the year. The wireless communications company appeals to cost-conscious consumers because it does not require them to lock into long-term contracts. In the sluggish economy, rivals have dropped prices, and MetroPCS has suffered from customer defections. For the year, the holding lost over 30% of its value and cost the Fund just less than one-half of a percent of return.

Top Ten Holdings as of December 31, 2011

Six of the Fund’s top contributors for the December 2011 quarter were also among the largest holdings at the end of the calendar year: Chevron, Pfizer, Union Pacific, Chubb, AvalonBay, and ConocoPhillips. Two holdings each from oil & gas, insurance, and real estate were among the Fund’s top ten holdings at year-end. Still, the Fund was broadly diversified; no single holding accounted for greater than 2.9% of net assets. The ten largest positions represented just over 20% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Chevron Corp.	Oil, Gas & Consumable Fuels	2.9%
2	Pfizer, Inc.	Pharmaceuticals	2.3%
3	Union Pacific Corp.	Road & Rail	2.1%
4	AT&T, Inc.	Diversified Telecommunication Services	2.0%
5	Chubb Corp. (The)	Insurance	2.0%
6	Berkshire Hathaway, Inc.	Insurance	1.9%
7	AvalonBay Communities, Inc.	Real Estate Investment Trusts (REITs)	1.9%
8	ConocoPhillips	Oil, Gas & Consumable Fuels	1.8%
9	Lockheed Martin Corp.	Aerospace & Defense	1.7%
10	Ventas, Inc.	Real Estate Investment Trusts (REITs)	1.6%
	Total		20.2%

107	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2011

Overall, the Fund “hugged” the sector representation of the Russell 1000 Value Index more than we would expect in most market environments. At quarter end, we were slightly overweighted in Consumer Discretionary stocks, and slightly underweighted in the Utilities sector.

	% of Net Assets	% of Russell 1000 Value Index	Difference
Consumer Discretionary	11.6%	8.9%	2.7%
Consumer Staples	9.8%	8.2%	1.6%
Energy	10.7%	12.3%	-1.6%
Financials	24.3%	24.4%	-0.1%
Health Care	14.6%	12.9%	1.7%
Industrials	9.5%	9.2%	0.3%
Information Technology	7.6%	8.9%	-1.3%
Materials	2.6%	2.6%	0.0%
Telecommunication Services	3.2%	4.8%	-1.6%
Utilities	5.6%	7.8%	-2.2%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	108

Bridgeway Large-Cap Value Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.04%
Aerospace & Defense - 5.38%
	L-3 Communications Holdings, Inc.	4,300	$286,724
	Lockheed Martin Corp.	5,600	453,040
	Northrop Grumman Corp.	6,100	356,728
	Raytheon Co.	8,000	387,040

			1,483,532

	Auto Components - 0.86%
	TRW Automotive Holdings
	Corp.*	7,300	237,980

	Beverages - 2.17%
	Brown-Forman Corp., Class B	1,700	136,867
	Coca-Cola Enterprises, Inc.	7,000	180,460
	Dr. Pepper Snapple Group, Inc.	7,100	280,308

			597,635

	Biotechnology - 1.20%
	Biogen Idec, Inc.*	3,000	330,150

	Capital Markets - 1.37%
	Ameriprise Financial, Inc.	4,500	223,380
	Morgan Stanley	10,100	152,813

			376,193

	Chemicals - 1.00%
	CF Industries Holdings, Inc.	1,900	275,462

	Commercial Banks - 3.65%
	City National Corp.	2,400	106,032
	M&T Bank Corp.	1,800	137,412
	US Bancorp	11,700	316,485
	Wells Fargo & Co.	16,200	446,472

			1,006,401

	Computers & Peripherals - 3.49%
	Dell, Inc.*	18,100	264,803
	Hewlett-Packard Co.	10,800	278,208
	SanDisk Corp.*	5,800	285,418
	Western Digital Corp.*	4,300	133,085

			961,514

	Consumer Finance - 2.05%
	Capital One Financial Corp.	5,900	249,511
	Discover Financial Services	13,100	314,400

			563,911

	Diversified Financial Services - 1.06%
	CME Group, Inc.	1,200	292,404

Industry	Company	Shares	Value

Diversified Telecommunication Services - 2.02%
	AT&T, Inc.	18,449	$557,898

Electric Utilities - 3.87%
	American Electric Power Co., Inc.	8,100	334,611
	Duke Energy Corp.	17,400	382,800
	Southern Co. (The)	7,550	349,490

			1,066,901

Electronic Equipment, Instruments & Components - 0.65%
	Vishay Intertechnology, Inc.*	19,800	178,002

Energy Equipment & Services - 0.84%
	National Oilwell Varco, Inc.	3,400	231,166

Food & Staples Retailing - 2.85%
	CVS Caremark Corp.	3,580	145,992
	Safeway, Inc.	13,000	273,520
	Wal-Mart Stores, Inc.	6,100	364,536

			784,048

Food Products - 0.89%
	Campbell Soup Co.	7,400	245,976

Health Care Providers & Services - 7.34%
	Aetna, Inc.	8,000	337,520
	AmerisourceBergen Corp.	6,800	252,892
	Cigna Corp.	4,900	205,800
	McKesson Corp.	3,400	264,894
	Quest Diagnostics, Inc.	5,400	313,524
	UnitedHealth Group, Inc.	7,400	375,032
	WellPoint, Inc.	4,100	271,625

			2,021,287

Household Products - 3.85%
	Colgate-Palmolive Co.	4,300	397,277
	Kimberly-Clark Corp.	4,300	316,308
	Procter & Gamble Co. (The)	5,200	346,892

			1,060,477

Industrial Conglomerates - 2.02%
	General Electric Co.	16,400	293,724
	Tyco International, Ltd.	5,600	261,576

			555,300

Insurance - 10.78%
	Aflac, Inc.	7,300	315,798
	American International Group, Inc.*	4,700	109,040
	Axis Capital Holdings, Ltd.	3,900	124,644

109	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Large-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Insurance (continued)
	Berkshire Hathaway, Inc.,
	Class B*	6,700	$511,210
	Chubb Corp. (The)	8,000	553,760
	Everest Re Group, Ltd.	1,600	134,544
	Loews Corp.	3,600	135,540
	PartnerRe, Ltd.	1,700	109,157
	Prudential Financial, Inc.	5,000	250,600
	Reinsurance Group of
	America, Inc.	3,500	182,875
	Torchmark Corp.	3,200	138,848
	Travelers Cos., Inc. (The)	6,800	402,356

			2,968,372

IT Services - 0.67%
	Fidelity National Information Services, Inc.	6,900	183,471

Media - 4.90%
	DIRECTV, Class A*	6,200	265,112
	DISH Network Corp., Class A	9,700	276,256
	Omnicom Group, Inc.	4,800	213,984
	Time Warner, Inc.	8,466	305,961
	Walt Disney Co. (The)	7,700	288,750

			1,350,063

Metals & Mining - 0.52%
	Alcoa, Inc.	16,500	142,725

Multiline Retail - 3.21%
	Dillard’s, Inc., Class A+	6,300	282,744
	Macy’s, Inc.	9,000	289,620
	Target Corp.	6,100	312,442

			884,806

Multi-Utilities - 0.68%
	OGE Energy Corp.	3,300	187,143

Oil, Gas & Consumable Fuels - 9.79%
	Chesapeake Energy Corp.	11,400	254,106
	Chevron Corp.	7,514	799,490
	ConocoPhillips	6,600	480,942
	Exxon Mobil Corp.	5,100	432,276
	Hess Corp.	1,700	96,560
	Occidental Petroleum Corp.	3,000	281,100
	Valero Energy Corp.	9,700	204,185
	Williams Cos., Inc. (The)	4,500	148,590

			2,697,249

Paper & Forest Products - 1.08%
	International Paper Co.	10,100	298,960

Industry	Company	Shares	Value

Pharmaceuticals - 6.02%
	Bristol-Myers Squibb Co.	12,172	$428,941
	Eli Lilly & Co.	5,300	220,268
	Merck & Co., Inc.	10,100	380,770
	Pfizer, Inc.	29,100	629,724

			1,659,703

Real Estate Investment Trusts (REITs) - 5.31%
	AvalonBay Communities, Inc.	3,900	509,340
	CommonWealth REIT	5,100	84,864
	HCP, Inc.	10,165	421,136
	Ventas, Inc.	8,100	446,553

			1,461,893

Road & Rail - 2.08%
	Union Pacific Corp.	5,400	572,076

Semiconductors & Semiconductor Equipment - 1.81%
	Atmel Corp.*	21,200	171,720
	Intel Corp.	13,500	327,375

			499,095

Software - 0.98%
	Microsoft Corp.#	10,400	269,984

Specialty Retail - 0.99%
	Gap, Inc. (The)	14,700	272,685

Textiles, Apparel & Luxury Goods - 1.52%
	VF Corp.	3,300	419,067

Water Utilities - 0.98%
	American Water Works Co., Inc.	8,500	270,810

Wireless Telecommunication Services - 1.16%
	Telephone & Data Systems, Inc.	6,100	157,929
	United States Cellular Corp.*	3,700	161,431

			319,360

TOTAL COMMON STOCKS - 99.04%			27,283,699

(Cost $22,970,318)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.32%
BlackRock FedFund	0.01%	88,383	88,383

TOTAL MONEY MARKET FUND - 0.32%			88,383

(Cost $88,383)

www.bridgeway.com	110

Bridgeway Large-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Value
TOTAL INVESTMENTS - 99.36% (Cost $23,058,701)	$27,372,082
Other Assets in Excess of Liabilities - 0.64%	175,947
NET ASSETS - 100.00%	$27,548,029

*        Non-income producing security.

#       Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $269,984.

^       Rate disclosed as of December 31, 2011.

+       This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $285,894 at December 31, 2011.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$27,283,699	$—	$—	$27,283,699
Money Market Fund	—	88,383	—	88,383

TOTAL	$27,283,699	$88,383	$—	$27,372,082

See Notes to Financial Statements.

111	Semi-Annual Report | December 31, 2011 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2011

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the December quarter, our Fund gained 11.84%, edging out our primary market benchmark, the S&P 500 Index (+11.82%), the Russell Top 50 Index (+11.51%) and with a larger margin, our peer benchmark, the Lipper Large-Cap Core Funds Index (+10.93%). We are pleased with this “clean sweep.”

For the six month semi-annual period ending December 31, 2011, our Fund declined slightly (-0.23%), outperforming the S&P 500 Index (-3.69%), and the Lipper Large Cap Core Funds Index (-4.99%), due to cushioning effects of the market’s larger stocks. We lagged the Russell Top 50 Index due to the positive returns of the market’s largest Index stocks, which are very overweighted in this index.

For the calendar year (see table below), our Fund beat the S&P 500 Index and Lipper Large Cap Core Funds Index, while lagging the Russell Top 50 Index, all for the same reasons as the semi-annual period.

The table below presents our quarter, six-month, one-year, five-year, ten-year and life-to-date financial results. See the next page for a graph of performance from inception.

					Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life- to- Date 7/31/97 to 12/31/11

Blue Chip 35 Index Fund	11.84%	-0.23%	3.17%	0.44%	2.71%	4.27%
S&P 500 Index	11.82%	-3.69%	2.11%	-0.25%	2.92%	3.75%
Russell Top 50 Index	11.51%	1.11%	4.35%	-0.91%	1.26%	NA
Bridgeway Ultra-Large 35 Index	11.88%	0.04%	3.52%	0.69%	2.78%	4.44%
Lipper Large-Cap Core Funds Index	10.93%	-4.99%	0.09%	-0.60%	2.16%	3.04%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, Blue-Chip 35 Index Fund ranked 183rd of 1,064 large-cap core funds for the twelve months ending December 31, 2011, 209th of 825 over the last five years, 206th of 498 over the last ten years, and 70th of 266 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	112

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 12/31/11

*	The Russell Top 50 Index began on12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Explanation of Quarterly Performance:

The Short Version: Our Fund’s “roughly equal weighting” strategy helped nicely in the bounceback December quarter. Occidental Petroleum is the poster child for the dynamics of this strategy.

As demonstrated in the table below, ultra-large stocks that are the staple of this Fund performed essentially in line with other large cap stocks in the December quarter. What gave us an edge for the quarter was our rebalancing, the process by which we periodically sell a portion of the Fund holdings that have appreciated the most and buy stocks that have declined the most. This has a “buy low, sell high” feel to it. Historically, over the long term — and not in every quarter or year — it has allowed our Fund to keep up with, or slightly exceed, the returns of the S&P 500 with less risk.

The poster child for this strategy in the recent period is Occidental Petroleum. Occidental declined a whopping 30.90% in the quarter ended September 30, 2011, much worse than the 10.79% decline of the Fund overall. Following our roughly equal weighting strategy, we added to this position, bringing it back up near the Fund average weight in the downturn. If it weren’t for the disciplined and mechanical nature of this Fund rebalancing, it might take a lot of “guts” to do so. But the discipline of our investment process ensures that we take this kind of emotion out of the process. It worked particularly well this quarter, as Occidental was our single best performer, up 31.67%. This one stock added a nice 0.41% to our performance relative to the S&P 500 Index in the quarter ended December 31, 2011.

			Annualized
CRSP Decile[1]	Quarter 10/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	86 Years 1/1/1926 to 12/31/11
1 (ultra-large)	11.43%	2.22%	-0.24%	2.23%	9.02%
2	11.36%	0.25%	1.09%	6.46%	10.36%
3	11.10%	-2.10%	1.66%	6.33%	10.74%
4	14.34%	1.18%	3.38%	7.48%	10.73%
5	15.30%	-0.98%	5.14%	8.37%	11.28%
6	15.80%	-1.60%	2.24%	6.48%	11.21%
7	14.41%	-4.75%	2.51%	7.25%	11.19%
8	15.95%	-6.70%	2.39%	8.24%	11.41%

113	Semi-Annual Report | December 31, 2011 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

				Annualized
CRSP Decile[1]	Quarter 10/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	86 Years 1/1/1926 to 12/31/11
9	15.72%	-7.12%	1.27%	7.16%	11.44%
10 (ultra-small)	10.36%	-13.98%	-0.86%	10.11%	12.91%

1 The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Calendar Year Performance

The Short Version: In the midst of the European banking crisis, all of the Fund’s financial stocks finished the year in the red, creating a performance drag. Still, the market’s largest stocks carried the day, helping Blue Chip 35 Index Fund beat the S&P 500 Index for the 9th time in 14 calendar years since inception.

The markets largest stocks performed the best in 2011, providing a small, but welcome positive return. Since the inception of the Fund, every year that large companies have beaten small companies, our Fund has outperformed our primary market benchmark, the S&P 500 Index. The very largest companies shone the most, which actually created a headwind for the performance of our Fund relative to the Russell Top 50 Index. This market-cap weighted index has a tremendous weighting in the very largest names, adding to risk, but providing extra return in the recent market. For example, the largest three stocks, Exxon Mobil, Apple, and IBM recently accounted for almost 18% of the Russell Top 50 Index and about 2% of extra return relative to the more normal 8.5% weighting of these stocks in the Blue Chip 35 Index Fund.

The following are our Blue Chip stocks’ contributions to return for calendar year 2011:

Rank	Company	Industry	% Contribution to Return
1	Visa, Inc.	IT Services	1.2%
2	McDonald’s Corp.	Hotels, Restaurants & Leisure	1.0%
3	Apple, Inc.	Computers & Peripherals	0.8%
4	Pfizer, Inc.	Pharmaceuticals	0.8%
5	International Business Machines Corp.	IT Services	0.7%
6	Intel Corp.	Semiconductors & Semiconductor Equipment	0.6%
7	Chevron Corp.	Oil, Gas & Consumable Fuels	0.6%
8	Abbott Laboratories	Pharmaceuticals	0.5%
9	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.5%
10	Verizon Communications, Inc.	Diversified Telecommunication Services	0.5%
11	CVS Caremark Corp.	Food & Staples Retailing	0.5%
12	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.4%
13	ConocoPhillips	Oil, Gas & Consumable Fuels	0.4%
14	Merck & Co., Inc.	Pharmaceuticals	0.3%
15	Johnson & Johnson	Pharmaceuticals	0.3%
16	AT&T, Inc.	Diversified Telecommunication Services	0.2%
17	Coca-Cola Co. (The)	Beverages	0.2%
18	Procter & Gamble Co. (The)	Household Products	0.2%
19	Google, Inc.	Internet Software & Services	0.2%
20	Monsanto Co.	Chemicals	0.2%
21	United Parcel Service, Inc.	Air Freight & Logistics	0.1%
22	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	0.1%

www.bridgeway.com	114

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Company	Industry	% Contribution to Return
23	PepsiCo, Inc.	Food, Beverage & Tobacco	0.1%
24	General Electric Co.	Capital Goods	0.1%
25	3M Co.	Capital Goods	0.0%
26	Berkshire Hathaway, Inc.	Insurance	-0.1%
27	United Technologies Corp.	Capital Goods	-0.1%
28	Microsoft Corp.	Software & Services	-0.1%
29	Cisco Systems, Inc.	Technology, Hardware & Equipment	-0.2%
30	Wells Fargo & Co.	Banks	-0.2%
31	Oracle Corp.	Software & Services	-0.4%
32	Schlumberger Ltd.	Energy	-0.4%
33	JPMorgan Chase & Co.	Diversified Financial Services	-0.5%
34	Hewlett-Packard Co.	Technology, Hardware & Equipment	-1.2%
35	Goldman Sachs Group, Inc.	Diversified Financial Services	-1.6%
36	Bank of America Corp.	Diversified Financial Services	-2.1%

What Worked

Is Visa a tech company? A financial company? A retail company? Actually, some analysts probably would say... Yes, Yes, and Yes. As the firm that operates the world’s largest retail electronic payments network, Visa wears many hats. Interestingly, folks may be surprised to learn that the company itself does not issue credit or debit cards or set any interest rates or transaction fees. Instead, its operations consists of facilitating business among financial institutions, retailers, consumers, and other corporate and government entities by allowing for the transfer of information and currency through its network. With the labor market improving and consumers emerging from hibernation during the calendar year, business at Visa has been pretty good. Its earnings have jumped in recent quarters by double digits and sales growth has also been solid. The company maintains attractive margins and virtually no debt. Some analysts worried about its transaction-driven operations, because of financial reform legislation. Banks and others investment institutions were impacted far more than credit/debit card companies. Visa continues to look to the future and has its eyes set on international expansion through its recent acquisition of Fundamo. It also stands to benefit from the growing global trend that shows consumers shifting to additional purchases with plastic (cards) as opposed to paper (cash). For the calendar year, Visa’s share price jumped over 40%; the holding contributed over a percent to the return of the Fund. It closed 2011 near the 52-week high.

What Didn’t Work

While many companies across various sectors have started to put the financial debacle and economic recession in the rear-view mirror, certain “too big to fail” financial institutions are struggling to rediscover themselves as enhanced regulations force them to change their business models. Once mighty Goldman Sachs looked in the mirror in calendar year 2011 and didn’t like what it saw. Its investment banking fees were down when underwriting came to a virtual standstill during the latter half of the year; additionally, Goldman’s mergers & acquisitions advisory business was off; market making revenues declined; and its own investment portfolio plummeted. It lost a cool $1 billion in its investment in Commercial Bank of China and its debt portfolio has performed almost as poorly. The ongoing issues in Europe are not helping matters. In October 2011, the company posted only its second quarterly loss since going public in 1999; some analysts expect more of the same in the coming year. After all, the Fed threatens to increase banks’ capital requirements and the proposed Volcker Rule looks to ban proprietary trading. Suddenly, Goldman Sachs, known for its successful risk-taking ventures, could find itself without some of its bread and butter operations. Throughout the year, management has taken steps to reverse the negative trend. It announced a major $1.2 billion cost-cutting campaign and bought back considerable shares of its stock. And for his troubles, CEO Blankfein was given a salary bump from $600,000 to $2 million. For the calendar year, Goldman Sachs’ share price dropped over 45% and cost the Fund about one and one-half percent in performance.

115	Semi-Annual Report | December 31, 2011 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2011

The largest sector representation of our Fund is in Information Technology, which comprised 27.4% of the Fund at December quarter end, about 8% more than the S&P 500 Index. Consumer discretionary stocks were the most underweighted at a little less than 7%.

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	3.7%	10.3%	-6.6%
Consumer Staples	13.4%	11.6%	1.8%
Energy	13.4%	12.4%	1.0%
Financials	13.0%	13.5%	-0.5%
Health Care	10.8%	11.9%	-1.1%
Industrials	10.4%	10.8%	-0.4%
Information Technology	27.4%	19.2%	8.2%
Materials	2.6%	3.4%	-0.8%
Telecommunication Services	5.2%	3.1%	2.1%
Utilities	0.0%	3.8%	-3.8%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	116

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.84%
Aerospace & Defense - 2.60%
	United Technologies Corp.	118,580	$8,667,012

Air Freight & Logistics - 2.60%
	United Parcel Service, Inc., Class B	118,263	8,655,669

Beverages - 5.28%
	Coca-Cola Co. (The)	125,057	8,750,238
	PepsiCo, Inc.	133,250	8,841,138

			17,591,376

Capital Markets - 2.59%
	Goldman Sachs Group, Inc. (The)	95,500	8,636,065

Chemicals - 2.61%
	Monsanto Co.	124,350	8,713,205

Commercial Banks - 2.63%
	Wells Fargo & Co.	318,059	8,765,706

Communications Equipment - 2.59%
	Cisco Systems, Inc.	477,708	8,636,961

Computers & Peripherals - 6.39%
	Apple, Inc.*	31,300	12,676,500
	Hewlett-Packard Co.	335,300	8,637,328

			21,313,828

Diversified Financial Services - 5.23%
	Bank of America Corp.	1,577,308	8,769,832
	JPMorgan Chase & Co.	260,595	8,664,784
			17,434,616

Diversified Telecommunication Services - 5.22%
	AT&T, Inc.	286,125	8,652,420
	Verizon Communications, Inc.	217,689	8,733,683

			17,386,103

Energy Equipment & Services - 2.59%
	Schlumberger, Ltd.	126,500	8,641,215

Food & Staples Retailing - 5.54%
	CVS Caremark Corp.	240,500	9,807,590
	Wal-Mart Stores, Inc.	144,919	8,660,359

			18,467,949

Hotels, Restaurants & Leisure - 3.66%
	McDonald’s Corp.	121,600	12,200,128

Industry	Company	Shares	Value

Household Products - 2.60%
	Procter & Gamble Co. (The)	129,826	$8,660,692

Industrial Conglomerates - 5.22%
	3M Co.	106,650	8,716,505
	General Electric Co.	485,543	8,696,075

			17,412,580
Insurance - 2.59%
	Berkshire Hathaway, Inc., Class B*	113,150	8,633,345

Internet Software & Services - 2.96%
	Google, Inc., Class A*	15,280	9,869,352

IT Services - 6.92%
	International Business Machines Corp.	57,067	10,493,480
	Visa, Inc., Class A	123,850	12,574,490

			23,067,970

Oil, Gas & Consumable Fuels - 10.77%
	Chevron Corp.	81,695	8,692,348
	ConocoPhillips	120,515	8,781,928
	Exxon Mobil Corp.	103,187	8,746,130
	Occidental Petroleum Corp.	103,150	9,665,155

			35,885,561

Pharmaceuticals - 10.77%
	Abbott Laboratories	155,600	8,749,388
	Johnson & Johnson	131,152	8,600,948
	Merck & Co., Inc.	231,235	8,717,560
	Pfizer, Inc.	453,544	9,814,692

			35,882,588

Semiconductors & Semiconductor Equipment - 3.26%
	Intel Corp.	448,543	10,877,168

Software - 5.22%
	Microsoft Corp.	336,645	8,739,304
	Oracle Corp.	337,413	8,654,644

			17,393,948

TOTAL COMMON STOCKS - 99.84%			332,793,037

(Cost $269,535,726)

117	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.02%
BlackRock FedFund	0.01%	71,039	$71,039

TOTAL MONEY MARKET FUND - 0.02%			71,039

(Cost $71,039)
TOTAL INVESTMENTS - 99.86%			$332,864,076
(Cost $269,606,765)
Other Assets in Excess of Liabilities - 0.14%			472,991

NET ASSETS - 100.00%			$333,337,067

* Non-income producing security. ^ Rate disclosed as of December 31, 2011.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$332,793,037	$—	$—	$332,793,037

Money Market Fund	—	71,039	—	71,039

TOTAL	$332,793,037	$71,039	$—	$332,864,076

See Notes to Financial Statements.

www.bridgeway.com	118

Managed Volatility Fund MANAGER’S COMMENTARY
(Unaudited)

December 31, 2011

Dear Fellow Managed Volatility Fund Shareholder:

For the quarter ended December 31, 2011, our Fund gained 8.98%, trailing the S&P 500 Index (+11.82%), but capturing 76% of the Index return, better than our 40+% target. The Fund outperformed our peer benchmark, the Lipper Balanced Funds Index (+6.50%), and the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.18%). It was a very good quarter on an absolute and relative basis, and we are quite pleased with the results.

For the six month semi-annual period ended December 31, 2011, our Fund declined 0.43%, outperforming the S&P 500 Index (-3.69%) and the Lipper Balanced Funds Index (-3.75%). The Fund underperformed the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.72%).

For the 2011 calendar year, our Fund appreciated 1.94%, trailing the S&P 500 Index (+2.11%), but capturing 92% of the Index return, better than our 40+% goal, with only 50% of the risk (as measured by the standard deviation of monthly returns). We outperformed each of our other benchmarks for the calendar year, as seen in the table below.

This hybrid Fund invests in both equity and fixed-income securities, while incorporating an options strategy designed to produce a conservative, lower-volatility Fund. We may look poor relative to the stock market during sharply rising markets and conversely, look good relative to a sharply declining market. In essence, we are “managing” volatility to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

The table below presents our quarter, six-month, one-year, five-year, ten-year and life-to-date financial results. A graph of quarterly performance since inception appears on the following page.

				Annualized
	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	5 Years 1/1/07 to 12/31/11	10 Years 1/1/02 to 12/31/11	Life-to-Date 6/30/01 to 12/31/11

Managed Volatility Fund	8.98%	-0.43%	1.94%	0.74%	3.77%	3.36%
S&P 500 Index	11.82%	-3.69%	2.11%	-0.25%	2.92%	2.22%
Bloomberg/EFFAS U.S. Government 1-3
Year Total Return Bond Index	0.18%	0.72%	1.74%	3.77%	3.30%	3.55%
Lipper Balanced Funds Index	6.50%	-3.75%	0.74%	1.80%	4.13%	3.77%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

According to data from Lipper, Inc. as of December 31, 2011, the Managed Volatility Fund ranked 116th of 483 Mixed-Asset Target Allocation Moderate funds for the calendar year ended December 31, 2011, 307th of 398 for the past five years, 111th of 183 for the past ten years and 105th of 174 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

119	Semi-Annual Report | December 31, 2011 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

According to data from Morningstar as of December 31, 2011, the Managed Volatility Fund ranked 35th of 145 Long-Short Equity funds for the calendar year ended December 31, 2011, 20th out of 50 funds for five years and 7th out of 14 funds for ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 12/31/11

Detailed Explanation of Quarterly Performance

The Short Version: Energy and Industrial stocks added the most to Fund returns for the quarter. All sectors had a positive contribution to return for the quarter.

Energy companies led the positive charge in the quarter as the cost of oil rose to $100/barrel and helped give a boost to exploration and production companies. The surge in crude prices and prospects for even higher prices occurred as threats of a nuclear Iran cast uncertainty over future supplies. Some Industrials rebounded nicely after the third quarter.

Detailed Explanation of Calender Year Performance

The Short Version: Although 2011 was a rough year for the stock picking portion of our Fund, our option writing strategy worked very well and helped us exceed our target of more than 40% of Index returns in an up market.

Although the September quarter was not favorable to the growth oriented stock picking models used in 15% of this Fund, our options writing strategy added significant value, as expected in the environment of low returns (i.e. within the range of returns from negative 5% to positive 5%) of calendar year 2011.

Top Ten Holdings as of December 31, 2011

Energy and Insurance made up a majority of our Fund’s top ten holdings. However, this is a very diversified Fund, and added together, all ten positions only comprised 13% of total Fund net assets.

www.bridgeway.com	120

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Description	Industry	% of Net Assets
1	Berkshire Hathaway, Inc.	Insurance	1.8%
2	Chubb Corp. (The)	Insurance	1.7%
3	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.7%
4	Chevron Corp.	Oil, Gas & Consumable Fuels	1.4%
5	Apple, Inc.	Computers & Peripherals	1.3%
6	Coca-Cola Enterprises, Inc.	Beverages	1.2%
7	AutoZone, Inc.	Specialty Retail	1.1%
8	Travelers Cos., Inc. (The)	Insurance	1.0%
9	WellPoint, Inc.	Health Care Providers & Services	1.0%
10	RPC, Inc.	Energy Equipment & Services	1.0%
	Total		13.2%

Industry Sector Representation as of December 31, 2011

Our largest sector concentration was a low 10.3% of Fund net assets, further demonstrating the highly diversified nature of this Fund.

Asset Type	% of Net Assets
Common Stock		57.2%
Consumer Discretionary	5.3%
Consumer Staples	6.8%
Energy	7.0%
Financials	9.5%
Health Care	5.5%
Industrials	6.8%
Information Technology	10.3%
Materials	2.6%
Telecommunication Services	1.1%
Utilities	2.3%
U.S. Government Obligations		35.9%
Covered Call Options Written		-1.0%
Put Options Written		-0.7%
Money Market Funds		8.5%
Other Assets in Excess of Liabilities		0.1%
Total		100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

121	Semi-Annual Report | December 31, 2011 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in the Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	122

Bridgeway Managed Volatility Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 57.32%
Aerospace & Defense - 2.10%
	Honeywell International, Inc.	2,100	$114,135
	L-3 Communications
	Holdings, Inc.#	3,500	233,380
	Lockheed Martin Corp.	870	70,383
	Northrop Grumman Corp.#	800	46,784
	United Technologies Corp.	940	68,705

			533,387

Air Freight & Logistics - 0.39%
	FedEx Corp.	1,200	100,212

Beverages - 2.78%
	Brown-Forman Corp., Class B	2,950	237,504
	Coca-Cola Co. (The)#	2,500	174,925
	Coca-Cola Enterprises, Inc.#	11,500	296,470

			708,899

Biotechnology - 0.55%
	Gilead Sciences, Inc.*#	3,400	139,162

Capital Markets - 0.89%
	Ameriprise Financial, Inc.#	2,080	103,251
	Bank of New York Mellon Corp. (The)#	1,032	20,547
	Charles Schwab Corp. (The)	3,500	39,410
	Morgan Stanley#	800	12,104
	State Street Corp.#	1,300	52,403

			227,715

Chemicals - 1.75%
	Dow Chemical Co. (The)#	3,900	112,164
	Monsanto Co.	500	35,035
	Sherwin-Williams Co. (The)	600	53,562
	Sigma-Aldrich Corp.	700	43,722
	Westlake Chemical Corp.#	5,000	201,200

			445,683

Commercial Banks - 1.31%
	Comerica, Inc.	1,600	41,280
	KeyCorp	3,700	28,453
	US Bancorp#	4,100	110,905
	Wells Fargo & Co.#	5,571	153,537

			334,175

Communications Equipment - 1.06%
	Cisco Systems, Inc.	14,100	254,928
	Juniper Networks, Inc.*#	700	14,287

			269,215

Industry	Company	Shares	Value

Computers & Peripherals - 2.00%
	Apple, Inc.*	800	$324,000
	Lexmark International, Inc.,
	Class A#	2,800	92,596
	SanDisk Corp.*#	1,900	93,499

			510,095

Consumer Finance - 0.81%
	American Express Co.	1,500	70,755
	Capital One Financial
	Corp.#	3,200	135,328

			206,083

Containers & Packaging - 0.49%
	Ball Corp.#	3,500	124,985

Diversified Financial Services - 1.24%
	Bank of America Corp.	10,800	60,048
	Citigroup, Inc.	510	13,418
	JPMorgan Chase & Co.#	7,300	242,725

			316,191

Diversified Telecommunication Services - 0.88%
	AT&T, Inc.	5,400	163,296
	Frontier Communications Corp.	672	3,461
	Verizon Communications,
	Inc.	1,400	56,168

			222,925

Electric Utilities - 0.65%
	American Electric Power
	Co., Inc.	1,600	66,096
	Exelon Corp.	1,100	47,707
	Progress Energy, Inc.	900	50,418

			164,221

Electrical Equipment - 0.20%
	Emerson Electric Co.	1,100	51,249

Electronic Equipment, Instruments & Components - 0.17%
	Corning, Inc.#	1,000	12,980
	FLIR Systems, Inc.	1,200	30,084

			43,064

Energy Equipment & Services - 1.73%
	Halliburton Co.#	3,500	120,785
	National Oilwell Varco, Inc.	800	54,392
	RPC, Inc.#	14,500	264,625

			439,802

123	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing - 1.62%
	CVS Caremark Corp.#	2,900	$118,262
	Kroger Co. (The)	1,000	24,220
	Safeway, Inc.#	2,900	61,016
	Wal-Mart Stores, Inc.#	3,500	209,160

			412,658

Food Products - 1.21%
	Archer-Daniels-Midland Co.#	2,500	71,500
	General Mills, Inc.	2,400	96,984
	Mead Johnson Nutrition Co.	2,016	138,560

			307,044

Health Care Equipment & Supplies - 0.73%
	Baxter International, Inc.	1,300	64,324
	Becton Dickinson & Co.	220	16,438
	CR Bard, Inc.	500	42,750
	Stryker Corp.#	1,260	62,635

			186,147

Health Care Providers & Services - 2.15%
	Express Scripts, Inc.*#	1,500	67,035
	Laboratory Corp. of America Holdings*	300	25,791
	Medco Health Solutions, Inc.*#	1,400	78,260
	Quest Diagnostics, Inc.#	800	46,448
	UnitedHealth Group, Inc.	1,300	65,884
	WellPoint, Inc.#	4,000	265,000

			548,418

Hotels, Restaurants & Leisure - 0.35%
	McDonald’s Corp.	900	90,297

Household Products - 1.28%
	Colgate-Palmolive Co.	1,500	138,585
	Kimberly-Clark Corp.	1,000	73,560
	Procter & Gamble Co. (The)#	1,700	113,407

			325,552

Independent Power Producers & Energy Traders - 0.28%
	AES Corp. (The)*#	6,100	72,224

Industrial Conglomerates - 1.19%
	3M Co.#	1,000	81,730
	Danaher Corp.#	3,000	141,120
	General Electric Co.	4,500	80,595

			303,445

Insurance - 5.13%
	Aflac, Inc.	800	34,608

Industry	Company	Shares	Value

Insurance (continued)
	Aon Corp.#	1,700	$79,560
	Berkshire Hathaway, Inc., Class B*	6,000	457,800
	Chubb Corp. (The)#	6,300	436,086
	Progressive Corp. (The)#	1,620	31,606
	Travelers Cos., Inc. (The)#	4,500	266,265

			1,305,925

Internet & Catalog Retail - 0.34%
	Amazon.com, Inc.*#	500	86,550

Internet Software & Services - 0.86%
	eBay, Inc.*#	3,000	90,990
	Google, Inc., Class A*	200	129,180

			220,170

IT Services - 2.89%
	Fidelity National Information Services, Inc.#	7,500	199,425
	International Business Machines Corp.	1,200	220,656
	Teradata Corp.*#	3,200	155,232
	Visa, Inc., Class A	1,300	131,989
	Western Union Co. (The)#	1,500	27,390

			734,692

Leisure Equipment & Products - 0.19%
	Hasbro, Inc.#	1,500	47,835
Life Sciences Tools & Services - 0.21%
	Thermo Fisher Scientific, Inc.*	1,200	53,964

Machinery - 1.76%
	Eaton Corp.#	4,800	208,944
	Sauer-Danfoss, Inc.*#	5,500	199,155
	Titan International, Inc.#	2,000	38,920

			447,019

Media - 1.50%
	Comcast Corp., Class A#	6,450	152,929
	News Corp., Class A#	6,600	117,744
	Omnicom Group, Inc.	1,000	44,580
	Time Warner, Inc.#	1,833	66,245

			381,498

Metals & Mining - 0.08%
	United States Steel Corp.#+	800	21,168

Multiline Retail - 0.31%
	Big Lots, Inc.*	2,100	79,296

www.bridgeway.com	124

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Multi-Utilities - 1.34%
	Dominion Resources, Inc.	1,920	$101,914
	Public Service Enterprise Group, Inc.#	2,600	85,826
	Sempra Energy#	2,800	154,000

			341,740

Oil, Gas & Consumable Fuels - 5.30%
	Anadarko Petroleum Corp.	1,000	76,330
	Apache Corp.	500	45,290
	Chesapeake Energy Corp.	1,000	22,290
	Chevron Corp.	3,378	359,419
	ConocoPhillips#	1,687	122,932
	EOG Resources, Inc.	1,500	147,765
	Exxon Mobil Corp.#	5,000	423,800
	Occidental Petroleum Corp.	1,200	112,440
	Peabody Energy Corp.#	1,200	39,732

			1,349,998

Paper & Forest Products - 0.23%
	International Paper Co.#	2,000	59,200

Pharmaceuticals - 1.86%
	Allergan, Inc.#	1,200	105,288
	Bristol-Myers Squibb Co.#	4,079	143,744
	Merck & Co., Inc.	1,600	60,320
	Pfizer, Inc.	7,600	164,464

			473,816

Road & Rail - 0.83%
	Union Pacific Corp.#	2,000	211,880

Semiconductors & Semiconductor Equipment - 1.84%
	Broadcom Corp., Class A*#	2,000	58,720
	GT Advanced Technologies, Inc.*#	26,500	191,860
	Intel Corp.	6,500	157,625
	Texas Instruments, Inc.#	2,070	60,258

			468,463

Software - 1.52%
	BMC Software, Inc.*	520	17,045
	Citrix Systems, Inc.*	1,400	85,008
	Intuit, Inc.	1,400	73,626
	Microsoft Corp.#	3,300	85,668
	Oracle Corp.	4,860	124,659

			386,006

Specialty Retail - 2.02%
	AutoZone, Inc.*	900	292,473
	Gap, Inc. (The)#	11,000	204,050

Industry	Company	Shares	Value

Specialty Retail (continued)
	Staples, Inc.	1,250	$17,362

			513,885

Textiles, Apparel & Luxury Goods - 0.57%
	NIKE, Inc., Class B	1,500	144,555

Thrifts & Mortgage Finance - 0.12%
	Hudson City Bancorp, Inc.#	4,800	30,000

Trading Companies & Distributors - 0.37%
	W.W. Grainger, Inc.	500	93,595

Wireless Telecommunication Services - 0.24%
	American Tower Corp., Class A	800	48,008
	Sprint Nextel Corp.*#	6,000	14,040

			62,048

TOTAL COMMON STOCKS - 57.32%			14,596,151

(Cost $11,606,966)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS - 35.20%

U.S. Treasury Bills - 27.49%
02/02/2012	0.010%(a)	$1,500,000	1,499,994
03/01/2012	0.030%(a)	1,000,000	999,971
03/01/2012	0.045%(a)	1,500,000	1,499,956
03/29/2012	0.020%(a)	2,000,000	1,999,904
05/31/2012	0.070%(a)	1,000,000	999,834

			6,999,659

U.S. Treasury Notes - 7.71%
04/30/2012	4.500%	300,000	304,324
07/15/2012	1.500%	200,000	201,508
08/15/2012	1.750%	300,000	303,047
11/30/2012	3.375%	300,000	308,754
12/31/2012	3.625%	200,000	206,891
01/31/2013	0.625%	100,000	100,488
11/15/2013	4.250%	200,000	214,797
03/15/2014	1.250%	100,000	102,117
02/15/2015	4.000%	200,000	222,125

			1,964,051

TOTAL U.S. GOVERNMENT OBLIGATIONS - 35.20%			8,963,710

(Cost $8,898,390)

125	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

	Rate^	Shares	Value
MONEY MARKET FUND - 8.51%
BlackRock FedFund	0.01%	2,165,216	$2,165,216

TOTAL MONEY MARKET FUND - 8.51%			2,165,216

(Cost $2,165,216)
TOTAL INVESTMENTS - 101.03%			$25,725,077
(Cost $22,670,572)
Liabilities in Excess of Other Assets - (1.03%)			(261,168)

NET ASSETS - 100.00%			$25,463,909

*    Non-income producing security.

#   Security subject to call or put option written by the Fund.

^   Rate disclosed as of December 31, 2011.

+   This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $10,268 at December 31, 2011.

(a) Rate represents the effective yield at purchase.

PLC -Public Limited Company

See Notes to Financial Statements.

www.bridgeway.com	126

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Company	Number of Contracts	Value
CALL OPTIONS WRITTEN - (0.98%)
3M Co.
Expiring January, 2012 at $77.50	10	$(4,850)
AES Corp. (The)
Expiring January, 2012 at $11.00	20	(1,880)
Allergan, Inc.
Expiring January, 2012 at $92.50	5	(175)
Amazon.com, Inc.
Expiring April, 2012 at $200.00	5	(2,925)
Ameriprise Financial, Inc.
Expiring March, 2012 at $47.00	10	(5,400)
Aon Corp.
Expiring January, 2012 at $47.50	7	(455)
Archer-Daniels-Midland Co.
Expiring January, 2012 at $26.00	10	(2,760)
Ball Corp.
Expiring February, 2012 at
$35.00	35	(6,125)
Bank of New York Mellon Corp. (The)
Expiring January, 2012 at $22.50	5	(30)
Bristol-Myers Squibb Co.
Expiring January, 2012 at $34.00	10	(1,310)
Broadcom Corp., Class A
Expiring January, 2012 at $40.00	10	(10)
Capital One Financial Corp.
Expiring January, 2012 at $44.00	12	(1,008)
Chubb Corp. (The)
Expiring January, 2012 at $70.00	45	(4,500)
Coca-Cola Co. (The)
Expiring February, 2012 at
$70.00	10	(1,690)
Coca-Cola Enterprises, Inc.
Expiring February, 2012 at
$26.00	115	(10,925)
Comcast Corp., Class A
Expiring January, 2012 at $25.00	10	(140)
Corning, Inc.
Expiring January, 2012 at $12.50	10	(750)
CVS Caremark Corp.
Expiring January, 2012 at $35.00	15	(8,850)
Danaher Corp.
Expiring January, 2012 at $49.00	10	(400)
Dow Chemical Co. (The)
Expiring January, 2012 at $29.00	10	(780)
Eaton Corp.
Expiring January, 2012 at $45.00	15	(900)
eBay, Inc.
Expiring January, 2012 at $32.00	10	(390)
Express Scripts, Inc.
Expiring January, 2012 at $45.00	5	(745)
Exxon Mobil Corp.
Expiring January, 2012 at $77.50	15	(11,100)

Company	Number of Contracts	Value
Fidelity National Information Services, Inc.
Expiring January, 2012 at $26.00	75	$(7,800)
Gap, Inc. (The)
Expiring January, 2012 at $17.50	110	(14,410)
Gilead Sciences, Inc.
Expiring January, 2012 at $42.00	10	(410)
GT Advanced Technologies, Inc.
Expiring March, 2012 at $7.50	265	(22,525)
Halliburton Co.
Expiring January, 2012 at $37.00	10	(510)
Hasbro, Inc.
Expiring January, 2012 at $37.50	7	(70)
Hudson City Bancorp, Inc.
Expiring January, 2012 at $6.00	25	(1,125)
International Paper Co.
Expiring January, 2012 at $27.00	10	(2,830)
JPMorgan Chase & Co.
Expiring January, 2012 at $33.00	25	(3,175)
Juniper Networks, Inc.
Expiring January, 2012 at $24.00	7	(91)
L-3 Communications Holdings, Inc.
Expiring April, 2012 at $70.00	35	(8,225)
Lexmark International, Inc., Class A
Expiring January, 2012 at $32.00	10	(1,850)
Medco Health Solutions, Inc.
Expiring April, 2012 at $55.00	5	(2,750)
Microsoft Corp.
Expiring March, 2012 at $26.00	10	(1,040)
Morgan Stanley
Expiring January, 2012 at $20.00	4	(16)
News Corp., Class A
Expiring January, 2012 at $17.50	20	(1,400)
Northrop Grumman Corp.
Expiring January, 2012 at $60.00	4	(200)
Peabody Energy Corp.
Expiring January, 2012 at $45.00	5	(5)
Procter & Gamble Co. (The)
Expiring January, 2012 at $67.50	5	(200)
Progressive Corp. (The)
Expiring January, 2012 at $19.00	8	(600)
Public Service Enterprise Group, Inc.
Expiring March, 2012 at $35.00	8	(240)
Quest Diagnostics, Inc.
Expiring January, 2012 at $55.00	4	(1,440)
RPC, Inc.
Expiring March, 2012 at $17.50	145	(36,975)
Safeway, Inc.
Expiring March, 2012 at $21.00	10	(1,150)
SanDisk Corp.
Expiring January, 2012 at $52.50	8	(520)

127	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2011 (Unaudited)

Company	Number of Contracts	Value
Call Options Written (continued)
Sauer-Danfoss, Inc.
Expiring March, 2012 at $35.00	55	$(26,400)
Sempra Energy
Expiring January, 2012 at $55.00	9	(855)
Sprint Nextel Corp.
Expiring January, 2012 at $3.00	15	(30)
State Street Corp.
Expiring February, 2012 at $45.00	5	(215)
Stryker Corp.
Expiring March, 2012 at $55.00	5	(310)
Teradata Corp.
Expiring January, 2012 at $60.00	10	(50)
Texas Instruments, Inc.
Expiring January, 2012 at $30.00	10	(430)
Expiring January, 2012 at $32.00	10	(70)

		(500)
Time Warner, Inc.
Expiring January, 2012 at $36.00	5	(465)
Titan International, Inc.
Expiring January, 2012 at $20.00	20	(1,500)
Travelers Cos., Inc. (The)
Expiring April, 2012 at $60.00	20	(5,500)
Union Pacific Corp.
Expiring February, 2012 at $105.00	5	(2,450)
United States Steel Corp.
Expiring January, 2012 at $30.00	4	(160)
US Bancorp
Expiring March, 2012 at $27.00	19	(2,888)
Wal-Mart Stores, Inc.
Expiring March, 2012 at $60.00	10	(1,600)
WellPoint, Inc.
Expiring March, 2012 at $65.00	40	(17,000)
Wells Fargo & Co.
Expiring January, 2012 at $26.00	10	(2,050)
Expiring April, 2012 at $27.00	10	(2,490)

		(4,540)
Westlake Chemical Corp.
Expiring January, 2012 at $40.00	50	(7,750)

	TOTAL CALL OPTIONS WRITTEN - (0.98%)	(249,868)
(Premiums received $(286,032))

PUT OPTIONS WRITTEN-(0.71%)
Advanced Auto Parts, Inc.
Expiring March, 2012 at $65.00	40	(7,600)
Alaska Air Group, Inc.
Expiring February, 2012 at
$70.00	10	(2,300)
Best Buy Co., Inc.
Expiring January, 2012 at $25.00	100	(18,500)

Company	Number of Contracts	Value
Brightpoint, Inc.
Expiring January, 2012 at $10.00	160	$(2,400)
Caterpillar, Inc.
Expiring February, 2012 at
$87.50	20	(7,100)
ConocoPhillips
Expiring January, 2012 at $70.00	37	(1,924)
Dycom Industries, Inc.
Expiring March, 2012 at $17.50	50	(4,000)
Gap, Inc. (The)
Expiring January, 2012 at $17.50	35	(805)
Helix Energy Solutions Group, Inc.
Expiring January, 2012 at $15.00	120	(5,400)
Hewlett-Packard Co.
Expiring January, 2012 at $25.00	100	(4,600)
Humana, Inc.
Expiring February, 2012 at
$80.00	60	(9,300)
Kirby Corp.
Expiring March, 2012 at $60.00	40	(8,200)
Kohl’s Corp.
Expiring January, 2012 at $52.50	45	(15,750)
Macy’s, Inc.
Expiring February, 2012 at
$31.00	150	(18,300)
Northrop Grumman Corp.
Expiring May, 2012 at $52.50	25	(4,625)
PartnerRe, Ltd.
Expiring February, 2012 at
$60.00	40	(4,200)
Peabody Energy Corp.
Expiring March, 2012 at $35.00	70	(29,400)
Quest Diagnostics, Inc.
Expiring January, 2012 at $45.00	15	(150)
Seagate Technology PLC
Expiring March, 2012 at $15.00	100	(9,100)
Tesoro Corp.
Expiring February, 2012 at
$24.00	100	(20,300)
Travelers Cos., Inc. (The)
Expiring January, 2012 at $55.00	50	(1,000)
Western Union Co. (The)
Expiring February, 2012 at
$17.00	150	(5,250)

TOTAL PUT OPTIONS WRITTEN - (0.71%)		(180,204)

(Premiums received $(281,264))

TOTAL OPTIONS WRITTEN - (1.69%)		$(430,072)

(Premiums received $(567,296))

www.bridgeway.com	128

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):
Assets Table
Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common
Stocks	$14,596,151	$—	$—	$14,596,151
U.S. Government Obligations	—	8,963,710	—	8,963,710
Money Market Fund	—	2,165,216	—	2,165,216

TOTAL	$14,596,151	$11,128,926	$—	$25,725,077

Liabilities Table
Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Written Options	$(430,072)	$—	$—	$(430,072)

TOTAL	$(430,072)	$—	$—	$(430,072)

See Notes to Financial Statements.

129	Semi-Annual Report | December 31, 2011 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgewayomni.com	130

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011 (Unaudited)

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
Investments at value	$81,936,528	$151,378,843	$75,155,250	$315,841,011
Receivables:
Portfolio securities sold.	-	536,495	-	1,483,891
Fund shares sold	17,151	10,477	25,100	112,591
Dividends and interest	109,640	169,647	128,925	351,781
Receivable from investment adviser	50,498	-	-	-
Deposits with brokers	-	-	-	-
Total return swap	70,950	140,383	92,099	-
Maturity receivable	-	-	-	-
Prepaid expenses.	15,339	26,826	13,214	43,159
Total assets	82,200,106	152,262,671	75,414,588	317,832,433

LIABILITIES
Payables:
Portfolio securities purchased	-	-	276,793	650,214
Fund shares redeemed	125,896	387,435	-	839,342
Total return swap	-	-	-	11,380
Due to custodian	-	-	-	-
Loan payable	-	340,000	-	307,000
Accrued Liabilities:
Investment adviser fees	-	2,991	54,915	118,307
Administration fees	2,644	4,914	2,373	10,089
Other	44,907	111,297	28,002	132,955
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	173,447	846,637	362,083	2,069,287
NET ASSETS	$82,026,659	$151,416,034	$75,052,505	$315,763,146

NET ASSETS REPRESENT
Paid-in capital	$152,881,861	$346,262,324	$79,106,961	$243,713,288
Undistributed (distributions in excess of) net investment income	990,325	(56,836)	313,812	1,689,150
Accumulated net realized gain (loss) on investments	(70,113,369)	(189,490,080)	(5,943,326)	4,240,596
Net unrealized appreciation (depreciation) on investments	(1,732,158)	(5,299,374)	1,575,058	66,120,112
NET ASSETS	$82,026,659	$151,416,034	$75,052,505	$315,763,146
Shares of common stock outstanding of $.001 par value*	2,635,028	12,255,941	3,064,738	24,516,635
Net asset value, offering price and redemption price per share	$31.13	$12.35	$24.49	$12.88
Total investments at cost	$83,668,686	$156,678,217	$73,672,291	$249,720,899
Premiums received on call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

131	Semi-Annual Report | December 31, 2011 (Unaudited)

Micro-Cap Limited	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
$19,850,354	$2,976,908	$35,789,189	$72,388,518	$46,998,055	$27,372,082	$332,864,076	$25,725,077

-	-	55,420	511,007	259,961	-	9,520,657	-
600	-	1,806	569	350	157,634	349,890	4,210
24,211	2,419	15,044	111,419	41,588	47,793	446,539	31,681
4,759	8,622	-	-	-	-	18,110	-
-	-	-	-	-	-	-	100
4,647	-	-	5,159	7,025	-	-	-
-	-	-	-	-	-	-	200,000
8,289	9,669	17,176	21,406	18,452	16,829	32,058	10,970
19,892,860	2,997,618	35,878,635	73,038,078	47,325,431	27,594,338	343,231,330	25,972,038

-	7,384	110,809	327,046	-	-	2,729,917	-
-	-	65,640	115,061	72,784	23,399	128,631	47,459
-	-	3,913	-	-	-	-	-
-	-	-	-	43,161	-	-	-
-	-	-	-	120,000	-	6,993,000	-
-	-	11,379	31,683	14,012	6,659	-	4,518
628	91	1,146	2,302	1,525	872	10,800	818
21,263	21,457	35,569	52,041	33,290	15,379	31,915	25,262
-	-	-	-	-	-	-	249,868
-	-	-	-	-	-	-	180,204
21,891	28,932	228,456	528,133	284,772	46,309	9,894,263	508,129
$19,870,969	$2,968,686	$35,650,179	$72,509,945	$47,040,659	$27,548,029	$333,337,067	$25,463,909

$28,285,378	$2,920,377	$64,790,836	$127,773,395	$79,431,829	$26,559,704	$344,572,285	$28,750,922

165,674	5,665	(28,046)	336,494	(20,138)	61,177	88,622	53,840
(8,762,358)	(153,508)	(32,103,242)	(62,898,592)	(37,429,560)	(3,386,233)	(74,581,151)	(6,532,582)
182,275	196,152	2,990,631	7,298,648	5,058,528	4,313,381	63,257,311	3,191,729
$19,870,969	$2,968,686	$35,650,179	$72,509,945	$47,040,659	$27,548,029	$333,337,067	$25,463,909

3,218,443	283,222	3,254,762	5,326,803	3,842,597	2,015,721	44,933,287	2,221,867
$6.17	$10.48	$10.95	$13.61	$12.24	$13.67	$7.42	$11.46
$19,668,079	$2,780,756	$32,798,558	$65,089,870	$41,939,527	$23,058,701	$269,606,765	$22,670,572
$-	$-	$-	$-	$-	$-	$-	$286,032
$-	$-	$-	$-	$-	$-	$-	$281,264

www.bridgeway.com	132

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2011 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
INVESTMENT INCOME
Dividends	$759,473	$1,601,537	$637,449	$2,180,919
Less: foreign taxes withheld	(446)	(1,055)	(363)	-
Interest	-	-	-	6,971
Securities lending.	68,902	72,618	171,960	741,224
Total Investment Income	827,929	1,673,100	809,046	2,929,114

EXPENSES
Investment advisory fees - Base fees	397,531	797,956	349,306	820,257
Investment advisory fees - Performance adjustment	(709,293)	(692,877)	-	-
Administration fees	17,573	35,267	15,402	65,125
Accounting fees	27,771	33,628	28,856	55,494
Transfer agent fees	29,011	91,496	22,221	62,661
Professional fees	18,909	34,117	17,250	59,262
Custody fees	3,793	6,785	6,887	20,319
Blue sky fees	11,093	15,540	4,239	11,264
Directors’ and officers’ fees	8,140	16,537	7,175	30,205
Shareholder servicing fees	31,443	117,221	3,705	98,007
Reports to shareholders	10,403	25,364	6,235	34,760
Miscellaneous expenses	16,275	35,079	13,934	61,837
Total Expenses	(137,351)	516,113	475,210	1,319,191
Less investment advisory fees waived	-	-	-	(84,721)
Less expense reimbursed by investment adviser	-	-	-	-
Net Expenses	(137,351)	516,113	475,210	1,234,470
NET INVESTMENT INCOME (LOSS)	965,280	1,156,987	333,836	1,694,644

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	2,560	601,751	(2,132,858)	5,483,630
Written options	-	-	-	-
Futures contracts	-	-	-	-
Swaps	(13,624)	70,186	(143,221)	(185,824)
Net Realized Gain (Loss)	(11,064)	671,937	(2,276,079)	5,297,806
Change in Unrealized Appreciation (Depreciation) on:
Investments	(18,658,904)	(41,387,595)	(13,313,413)	(51,763,161)
Written options	-	-	-	-
Swaps	(3,655)	(15,113)	65,397	(7,993)
Net Change in Unrealized Appreciation (Depreciation)	(18,662,559)	(41,402,708)	(13,248,016)	(51,771,154)
Net Realized and Unrealized Loss on Investments	(18,673,623)	(40,730,771)	(15,524,095)	(46,473,348)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,708,343)	$(39,573,784)	$(15,190,259)	$(44,778,704)

See Notes to Financial Statements.

133	Semi-Annual Report | December 31, 2011 (Unaudited)

Micro-Cap Limited	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility

$173,375	$ 15,209	$94,822	$813,288	$405,350	$356,824	$4,000,509	$140,412
-	(33)	-	-	-	-	-	-
-	-	-	-	-	-	-	35,616
45,161	2,316	61,825	112,934	4,441	24	-	2,270
218,536	17,492	156,647	926,222	409,791	356,848	4,000,509	178,298

90,912	7,532	112,519	229,256	124,065	67,988	130,643	79,433
(122,578)	-	(24,429)	(15,501)	(23,262)	6,773	-	-
4,015	544	7,453	15,193	9,878	5,417	65,063	5,275
24,056	28,364	24,395	27,171	25,303	23,704	42,559	27,855
19,976	15,893	25,145	34,814	26,259	21,261	22,757	18,218
7,643	4,527	10,261	16,593	12,221	8,450	55,011	10,802
2,434	6,570	2,352	3,360	1,711	1,334	3,466	4,794
10,341	7,618	8,990	9,409	9,005	9,426	15,430	9,988
1,878	246	3,469	7,089	4,538	2,750	29,134	2,383
4,498	146	15,848	28,236	16,661	7,517	20,248	6,652
2,302	139	5,557	10,627	6,797	3,181	22,447	2,496
3,957	695	7,217	14,882	8,937	4,622	55,586	4,659
49,434	72,274	198,777	381,129	222,113	162,423	462,344	172,555
-	(7,532)	(21,836)	(20,522)	(13,047)	(48,080)	(130,643)	(48,110)
-	(52,417)	-	-	-	-	(81,743)	-
49,434	12,325	176,941	360,607	209,066	114,343	249,958	124,445
169,102	5,167	(20,294)	565,615	200,725	242,505	3,750,551	53,853

(331,944)	(150,672)	1,449,154	2,418,476	623,070	227,164	(2,210,387)	1,101
-	-	-	-	-	-	-	187,014
-	-	-	-	-	-	-	342,924
(20,085)	-	(75,379)	4,522	12,295	(54,089)	-	-
(352,029)	(150,672)	1,373,775	2,422,998	635,365	173,075	(2,210,387)	531,039

(3,164,126)	(95,957)	(6,841,864)	(11,307,597)	(5,470,087)	(2,067,138)	(1,621,645)	(1,123,324)
-	-	-	-	-	-	-	294,443
(4,271)	-	(7,720)	(9,894)	(5,184)	-	-	-
(3,168,397)	(95,957)	(6,849,584)	(11,317,491)	(5,475,271)	(2,067,138)	(1,621,645)	(828,881)
(3,520,426)	(246,629)	(5,475,809)	(8,894,493)	(4,839,906)	(1,894,063)	(3,832,032)	(297,842)

$(3,351,324)	$(241,462)	$(5,496,103)	$(8,328,878)	$(4,639,181)	$(1,651,558)	$(81,481)	$(243,989)

www.bridgeway.com	134

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$965,280	$1,573,138	$1,156,987	$927,875
Net realized gain (loss) on investments	(11,064)	15,409,159	671,937	43,480,677
Net change in unrealized appreciation (depreciation) on investments	(18,662,559)	18,296,823	(41,402,708)	37,071,527
Net increase (decrease) in net assets resulting from operations	(17,708,343)	35,279,120	(39,573,784)	81,480,079

DISTRIBUTIONS:
From net investment income.	(1,648,519)	(2,167,451)	(1,285,073)	(1,764,382)
From net realized gains	-	-	-	-
Net decrease in net assets from distributions	(1,648,519)	(2,167,451)	(1,285,073)	(1,764,382)

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,041,025	4,009,344	2,716,961	25,828,087
Reinvestment of distributions	1,551,727	2,051,684	1,239,082	1,678,100
Cost of shares redeemed	(8,966,439)	(25,423,129)	(37,900,733)	(184,295,247)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(5,373,687)	(19,362,101)	(33,944,690)	(156,789,060)
Net increase (decrease) in net assets	(24,730,549)	13,749,568	(74,803,547)	(77,073,363)
NET ASSETS:
Beginning of period	106,757,208	93,007,640	226,219,581	303,292,944
End of period*	$82,026,659	$106,757,208	$151,416,034	$226,219,581

SHARES ISSUED & REDEEMED
Issued	63,586	111,901	208,692	2,017,158
Distributions reinvested	51,811	58,220	104,124	119,779
Redeemed	(275,910)	(735,719)	(2,901,786)	(14,365,022)
Net increase (decrease)	(160,513)	(565,598)	(2,588,970)	(12,228,085)
Outstanding at beginning of period	2,795,541	3,361,139	14,844,911	27,072,996
Outstanding at end of period	2,635,028	2,795,541	12,255,941	14,844,911

* Including undistributed (distributions in excess of) net investment income of:	$990,325	$1,673,564	$(56,836)	$71,250

See Notes to Financial Statements.

135	Semi-Annual Report | December 31, 2011 (Unaudited)

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited		Small-Cap Momentum
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 333,836	$ 242,227	$ 1,694,644	$ 3,205,225	$ 169,102	$ 287,673	$ 5,167	$ 19,560
(2,276,079)	13,651,385	5,297,806	24,835,564	(352,029)	4,448,364	(150,672)	283,835

(13,248,016)	9,058,287	(51,771,154)	79,001,816	(3,168,397)	2,257,197	(95,957)	427,560

(15,190,259)	22,951,899	(44,778,704)	107,042,605	(3,351,324)	6,993,234	(241,462)	730,955

(938,128)	(632,748)	(3,451,142)	(4,111,396)	(398,507)	(401,927)	(1,842)	(16,889)
-	-	(13,433,187)	-	-	-	(287,704)	-
(938,128)	(632,748)	(16,884,329)	(4,111,396)	(398,507)	(401,927)	(289,546)	(16,889)

591,842	1,235,133	21,985,709	54,560,870	541,194	1,983,842	279,158	420,997
886,661	608,040	15,234,587	3,618,063	379,234	387,792	289,325	16,889
(4,731,147)	(11,310,433)	(53,696,090)	(110,930,484)	(2,443,650)	(4,544,849)	(71,176)	(38,172)
-	-	19,217	34,909	-	-	-	498

(3,252,644)	(9,467,260)	(16,456,577)	(52,716,642)	(1,523,222)	(2,173,215)	497,307	400,212
(19,381,031)	12,851,891	(78,119,610)	50,214,567	(5,273,053)	4,418,092	(33,701)	1,114,278

94,433,536	81,581,645	393,882,756	343,668,189	25,144,022	20,725,930	3,002,387	1,888,109
$75,052,505	$94,433,536	$315,763,146	$393,882,756	$19,870,969	$25,144,022	$2,968,686	$3,002,387

22,657	42,347	1,676,967	3,926,854	82,315	287,844	25,696	34,852
37,161	21,208	1,217,793	251,429	63,737	56,612	28,505	1,449
(179,661)	(435,555)	(4,047,233)	(7,841,213)	(375,061)	(684,486)	(6,632)	(3,022)
(119,843)	(372,000)	(1,152,473)	(3,662,930)	(229,009)	(340,030)	47,569	33,279
3,184,581	3,556,581	25,669,108	29,332,038	3,447,452	3,787,482	235,653	202,374
3,064,738	3,184,581	24,516,635	25,669,108	3,218,443	3,447,452	283,222	235,653

$ 313,812	$ 918,104	$ 1,689,150	$ 3,445,648	$ 165,674	$ 395,079	$ 5,665	$ 2,340

www.bridgeway.com	136

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$(20,294)	$(59,437)	$565,615	$1,079,251
Net realized gain (loss) on investments	1,373,775	7,059,093	2,422,998	20,467,377
Net change in unrealized appreciation (depreciation) on investments	(6,849,584)	8,701,251	(11,317,491)	8,606,512
Net increase (decrease) in net assets resulting from operations	(5,496,103)	15,700,907	(8,328,878)	30,153,140

DISTRIBUTIONS:
From net investment income.	(3,204)	(107,719)	(989,896)	(557,827)
Net decrease in net assets from distributions	(3,204)	(107,719)	(989,896)	(557,827)

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,050,180	3,223,456	2,152,569	5,959,606
Reinvestment of distributions	3,058	103,847	932,539	518,027
Cost of shares redeemed	(6,620,254)	(29,215,374)	(14,970,141)	(51,060,064)
Net increase (decrease) in net assets resulting from share transactions	(5,567,016)	(25,888,071)	(11,885,033)	(44,582,431)
Net increase (decrease) in net assets	(11,066,323)	(10,294,883)	(21,203,807)	(14,987,118)

NET ASSETS:
Beginning of period	46,716,502	57,011,385	93,713,752	108,700,870
End of period*	$35,650,179	$46,716,502	$72,509,945	$93,713,752

SHARES ISSUED & REDEEMED
Issued	94,640	298,349	162,846	436,595
Distributions reinvested	289	9,466	71,404	38,515
Redeemed	(603,020)	(2,779,197)	(1,106,376)	(3,769,962)
Net increase (decrease)	(508,091)	(2,471,382)	(872,126)	(3,294,852)
Outstanding at beginning of period	3,762,853	6,234,235	6,198,929	9,493,781
Outstanding at end of period	3,254,762	3,762,853	5,326,803	6,198,929

* Including undistributed (distributions in excess of) net investment income of:	$(28,046)	$(4,548)	$336,494	$760,775

See Notes to Financial Statements.

137	Semi-Annual Report | December 31, 2011 (Unaudited)

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Managed Volatility
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011	December 31, 2011	June 30, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 200,725	$ 275,540	$ 242,505	$ 412,282	$ 3,750,551	$ 6,126,678	$ 53,853	$ 200,467
635,365	8,850,037	173,075	3,093,190	(2,210,387)	(2,697,030)	531,039	989,923

(5,475,271)	7,456,725	(2,067,138)	3,511,524	(1,621,645)	54,984,311	(828,881)	3,193,736

(4,639,181)	16,582,302	(1,651,558)	7,016,996	(81,481)	58,413,959	(243,989)	4,384,126

(342,839)	(342,087)	(356,881)	(461,725)	(7,110,502)	(4,877,457)	(151,314)	(266,935)
(342,839)	(342,087)	(356,881)	(461,725)	(7,110,502)	(4,877,457)	(151,314)	(266,935)

763,006	5,691,636	2,103,225	4,744,136	50,110,397	111,420,242	3,076,184	3,094,011
323,763	317,943	333,105	446,019	6,478,915	4,439,505	147,905	261,827
(7,541,624)	(22,181,617)	(2,527,157)	(7,632,342)	(47,625,314)	(60,417,342)	(6,611,142)	(11,910,284)

(6,454,855)	(16,172,038)	(90,827)	(2,442,187)	8,963,998	55,442,405	(3,387,053)	(8,554,446)
(11,436,875)	68,177	(2,099,266)	4,113,084	1,772,015	108,978,907	(3,782,356)	(4,437,255)

58,477,534	58,409,357	29,647,295	25,534,211	331,565,052	222,586,145	29,246,265	33,683,520
$47,040,659	$ 58,477,534	$ 27,548,029	$ 29,647,295	$ 333,337,067	$ 331,565,052	$ 25,463,909	$ 29,246,265

62,911	440,651	151,174	335,041	6,980,214	15,453,229	276,067	271,787
27,230	25,703	25,274	33,535	902,356	613,191	13,229	23,315
(617,005)	(1,838,186)	(188,957)	(572,388)	(6,598,737)	(8,423,862)	(592,469)	(1,063,914)
(526,864)	(1,371,832)	(12,509)	(203,812)	1,283,833	7,642,558	(303,173)	(768,812)
4,369,461	5,741,293	2,028,230	2,232,042	43,649,454	36,006,896	2,525,040	3,293,852
3,842,597	4,369,461	2,015,721	2,028,230	44,933,287	43,649,454	2,221,867	2,525,040

$ (20,138)	$ 121,976	$ 61,177	$ 175,553	$ 88,622	$ 3,448,573	$ 53,840	$ 151,301

www.bridgeway.com	138

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Period Ended December 31, 2011 (Unaudited)	$38.19	$0.36	$(6.79)	$(6.43)
Year Ended June 30, 2011	27.67	0.51	10.72	11.23
Year Ended June 30, 2010	25.93	0.58	1.40	1.98
Year Ended June 30, 2009	53.96	0.30	(28.00)	(27.70)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98

AGGRESSIVE INVESTORS 2

Period Ended December 31, 2011 (Unaudited)	15.24	0.09	(2.88)	(2.79)
Year Ended June 30, 2011	11.20	0.05	4.09	4.14
Year Ended June 30, 2010	10.37	0.06	0.82	0.88
Year Ended June 30, 2009	20.67	0.02	(10.32)	(10.30)
Year Ended June 30, 2008	20.05	(0.08)	1.27	1.19
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87

ULTRA-SMALL COMPANY

Period Ended December 31, 2011 (Unaudited)	29.65	0.11	(4.96)	(4.85)
Year Ended June 30, 2011	22.94	0.07	6.83	6.90
Year Ended June 30, 2010	19.76	0.19	3.22	3.41
Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49

ULTRA-SMALL COMPANY MARKET

Period Ended December 31, 2011 (Unaudited)	15.34	0.07	(1.83)	(1.76)
Year Ended June 30, 2011	11.72	0.12	3.65	3.77
Year Ended June 30, 2010	10.50	0.14	1.25	1.39
Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	For the years ended June 30, 2009, June 30, 2010 and June 30, 2011 and the period ended December 31, 2011, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Amount represents less than $0.005.

See Notes to Financial Statements.

139	Semi-Annual Report | December 31, 2011 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses Before Waivers and Reimburse- ments(b)	Expenses After Waivers and Reimburse- ments(b)	Net Investment Income (Loss) After Waivers and Reimburse- ment(b)	Portfolio Turnover Rate

$ -	$ (0.63)	$ (0.63)	$ -	$31.13	(16.77%)	$82,027	(0.31%)(c)	(0.31%)	2.17%	63%
-	(0.71)	(0.71)	-	38.19	40.81%	106,757	(0.41%)(c)	(0.41%)	1.49%	107%
-	(0.24)	(0.24)	-	27.67	7.56%	93,008	(0.51%)(c)	(0.51%)	1.94%	118%
(0.33)	-	(0.33)	-	25.93	(51.31%)	115,835	0.34%(c)	0.34%	0.97%	134%
(10.49)	-	(10.49)	-	53.96	3.54%(d)	338,715	1.78%	1.78%	(1.03%)	142%
(5.98)	-	(5.98)	-	61.90	10.79%	367,958	1.72%	1.72%	(0.75%)	115%

-	(0.10)	(0.10)	-	12.35	(18.26%)	151,416	0.58%	0.58%	1.30%	61%
-	(0.10)	(0.10)	-	15.24	37.05%	226,220	0.70%	0.70%	0.36%	93%
-	(0.05)	(0.05)	-	11.20	8.44%	303,293	1.02%	1.02%	0.52%	105%
-	-	-	-	10.37	(49.83%)	383,856	1.20%	1.20%	0.14%	126%
(0.57)	-	(0.57)	-	20.67	5.88%(d)	885,076	1.17%	1.17%	(0.40%)	127%
(0.37)	-	(0.37)	-	20.05	16.68%	650,939	1.22%	1.22%	(0.38%)	124%

-	(0.31)	(0.31)	-	24.49	(16.34%)	75,053	1.22%	1.22%	0.86%	29%
-	(0.19)	(0.19)	-	29.65	30.12%	94,434	1.18%	1.18%	0.27%	110%
-	(0.23)	(0.23)	-	22.94	17.26%	81,582	1.17%	1.17%	0.83%	133%
-	(0.03)	(0.03)	-	19.76	(19.48%)	73,708	1.16%	1.16%	1.23%	90%
(4.31)	(0.11)	(4.42)	-	24.59	(24.59%)(d)	94,933	1.07%	1.07%	0.10%	102%
(8.26)	-	(8.26)	-	37.65	9.12%	137,236	1.09%	1.09%	0.31%	106%

(0.56)	(0.14)	(0.70)	- (e)	12.88	(11.28%)(d)	315,763	0.80%	0.75%	1.03%	14%
-	(0.15)	(0.15)	- (e)	15.34	32.22%(d)	393,883	0.79%	0.75%	0.82%	42%
-	(0.17)	(0.17)	- (e)	11.72	13.30%(d)	343,668	0.77%	0.75%	1.18%	48%
(0.89)	(0.21)	(1.10)	0.01	10.50	(23.47%)(d)	342,923	0.79%	0.75%	1.27%	42%
(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72%)(d)	721,412	0.66%	0.66%	0.79%	29%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%	1,162,416	0.67%	0.67%	0.53%	34%

www.bridgeway.com	140

FINANCIAL HIGHLIGHTS (continued)
(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MICRO-CAP LIMITED

Period Ended December 31, 2011 (Unaudited)	$7.29	$0.05	$(1.04)	$(0.99)
Year Ended June 30, 2011	5.47	0.08	1.85	1.93
Year Ended June 30, 2010	4.75	0.09	0.69	0.78
Year Ended June 30, 2009	7.05	0.06	(2.35)	(2.29)
Year Ended June 30, 2008	8.56	0.03	(1.53)	(1.50)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)

SMALL-CAP MOMENTUM

Period Ended December 31, 2011 (Unaudited)	12.74	0.02	(1.09)	(1.07)
Year Ended June 30, 2011	9.33	0.09	3.40	3.49
Period Ended June 30, 2010(f)	10.00	-(e)	(0.67)	(0.67)

SMALL-CAP GROWTH

Period Ended December 31, 2011 (Unaudited)	12.42	(0.01)	(1.46)	(1.47)
Year Ended June 30, 2011	9.14	(0.01)	3.31	3.30
Year Ended June 30, 2010	8.46	0.02	0.70	0.72
Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26

SMALL-CAP VALUE

Period Ended December 31, 2011 (Unaudited)	15.12	0.10	(1.42)	(1.32)
Year Ended June 30, 2011	11.45	0.14	3.60	3.74
Year Ended June 30, 2010	9.73	0.07	1.72	1.79
Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	For the years ended June 30, 2010 and June 30, 2011 and the period ended December 31, 2011, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Amount represents less than $0.005.
(f)	Commenced operations on May 28, 2010.

See Notes to Financial Statements.

141	Semi-Annual Report | December 31, 2011 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses Before Waivers and Reimburse- ments(b)	Expenses After Waivers and Reimburse- ments(b)	Net Investment Income (Loss) After Waivers and Reimburse- ments(b)	Portfolio Turnover Rate

$ -	$(0.13)	$ (0.13)	$ -	$ 6.17	(13.58%)	$ 19,871	0.49%(c)	0.49%	1.66%	41%
-	(0.11)	(0.11)	-	7.29	35.47%	25,144	0.32%(c)	0.32%	1.19%	111%
-	(0.06)	(0.06)	-	5.47	16.44%	20,726	0.00%(c)	0.00%	1.73%	123%
-	(0.01)	(0.01)	-	4.75	(32.41%)	24,719	0.87%	0.87%	1.13%	151%
-	(0.01)	(0.01)	-	7.05	(17.49%)(d)	38,136	0.75%	0.75%	0.36%	147%
(2.21)	-	(2.21)	-	8.56	(3.37%)	62,244	0.84%	0.84%	(0.09%)	133%

(1.18)	(0.01)	(1.19)	-	10.48	(8.15%)(d)	2,969	5.28%	0.90%	0.38%	122%
-	(0.08)	(0.08)	- (e)	12.74	37.49%(d)	3,002	5.43%	0.90%	0.79%	272%
-	-	-	-	9.33	(6.70%)(d)	1,888	11.24%	0.90%	0.50%	3%

-	-(e)	- (e)	-	10.95	(11.83%)(d)	35,650	1.06%	0.94%	(0.11%)	30%
-	(0.02)	(0.02)	-	12.42	36.17%(d)	46,717	0.98%	0.94%	(0.12%)	87%
-	(0.04)	(0.04)	-	9.14	8.44%	57,011	0.93%	0.93%	0.21%	87%
-	-	-	-	8.46	(39.35%)	71,697	0.94%	0.94%	0.29%	75%
-	-	-	-	13.95	(12.87%)(d)	144,668	0.87%	0.87%	(0.20%)	63%
-	-	-	-	16.01	8.54%	172,395	0.92%	0.92%	(0.31%)	37%

-	(0.19)	(0.19)	-	13.61	(8.70%)(d)	72,510	0.99%	0.94%	1.47%	19%
-	(0.07)	(0.07)	-	15.12	32.73%	93,714	0.87%	0.87%	1.03%	84%
-	(0.07)	(0.07)	-	11.45	18.35%	108,701	0.91%	0.91%	0.64%	81%
-	(0.07)	(0.07)	-	9.73	(38.15%)	132,229	0.92%	0.92%	0.75%	83%
-	-	-	-	15.86	(15.37%)(d)	331,648	0.83%	0.83%	0.18%	73%
-	-	-	-	18.74	16.98%	280,177	0.88%	0.88%	(0.19%)	58%

www.bridgeway.com	142

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

LARGE-CAP GROWTH

Period Ended December 31, 2011 (Unaudited)	$13.38	$0.05	$ (1.10)	$(1.05)
Year Ended June 30, 2011	10.17	0.06	3.22	3.28
Year Ended June 30, 2010	9.06	0.06	1.11	1.17
Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)
Year Ended June 30, 2007	12.11	0.03	2.02	2.05

LARGE-CAP VALUE

Period Ended December 31, 2011 (Unaudited)	14.62	0.12	(0.89)	(0.77)
Year Ended June 30, 2011	11.44	0.20	3.21	3.41
Year Ended June 30, 2010	9.74	0.19	1.73	1.92
Year Ended June 30, 2009	13.63	0.23	(3.89)	(3.66)
Year Ended June 30, 2008	17.07	0.22	(2.94)	(2.72)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81

BLUE CHIP 35 INDEX

Period Ended December 31, 2011 (Unaudited)	7.60	0.08	(0.10)	(0.02)
Year Ended June 30, 2011	6.18	0.15	1.39	1.54
Year Ended June 30, 2010	5.66	0.13	0.52	0.65
Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)
Year Ended June 30, 2007	7.21	0.16	1.26	1.42

MANAGED VOLATILITY

Period Ended December 31, 2011 (Unaudited)	11.58	0.02	(0.07)	(0.05)
Year Ended June 30, 2011	10.23	0.07	1.37	1.44
Year Ended June 30, 2010	10.19	0.10	0.08	0.18
Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)
Year Ended June 30, 2007	12.65	0.28	0.44	0.72

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Total return may have been lower had various fees not been waived during the period.
(d)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.

See Notes to Financial Statements.

143	Semi-Annual Report | December 31, 2011 (Unaudited)

Less Distributions to Shareholders from					Ratios & Supplemental Data

Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$ -	$(0.09)	$(0.09)	$12.24	(7.84%)(c)	$ 47,041	0.89%	0.84%	0.81%	12%
-	(0.07)	(0.07)	13.38	32.31%(c)	58,478	0.86%	0.84%	0.47%	65%
-	(0.06)	(0.06)	10.17	12.89%(c)	58,409	0.86%	0.84%	0.55%	40%
-	(0.07)	(0.07)	9.06	(33.43%)	70,534	0.82%	0.82%	0.63%	49%
-	(0.04)	(0.04)	13.73	(2.50%)(c)	174,813	0.71%	0.71%	0.39%	37%
-	(0.04)	(0.04)	14.12	16.98%	138,138	0.78%	0.78%	0.25%	39%

-	(0.18)	(0.18)	13.67	(5.23%)(c)	27,548	1.19%	0.84%	1.78%	11%
-	(0.23)	(0.23)	14.62	30.02%(c)	29,647	1.17%	0.84%	1.50%	43%
-	(0.22)	(0.22)	11.44	19.65%(c)	25,534	1.11%	0.84%	1.58%	49%
-	(0.23)	(0.23)	9.74	(26.88%)(c)	27,996	0.98%	0.84%	2.20%	65%
(0.51)	(0.21)	(0.72)	13.63	(16.46%)(c)	54,144	0.80%	0.79%	1.38%	28%
-	(0.15)	(0.15)	17.07	19.57%	86,095	0.79%	0.79%	1.08%	34%

-	(0.16)	(0.16)	7.42	(0.23%)(c)	333,337	0.28%	0.15%	2.30%	15%
-	(0.12)	(0.12)	7.60	25.10%(c)	331,565	0.27%	0.15%	2.09%	19%
-	(0.13)	(0.13)	6.18	11.25%(c)(d)	222,586	0.27%	0.15%	1.99%	28%
-	(0.19)	(0.19)	5.66	(18.77%)(c)	188,012	0.25%	0.15%	2.58%	86%
-	(0.11)	(0.11)	7.21	(14.28%)(c)	250,988	0.22%	0.15%	2.35%	12%
-	(0.11)	(0.11)	8.52	19.81%(c)	99,082	0.35%	0.15%	1.98%	11%

-	(0.07)	(0.07)	11.46	(0.43%)(c)	25,464	1.30%	0.94%	0.41%	17%
-	(0.09)	(0.09)	11.58	14.15%(c)	29,246	1.22%	0.94%	0.63%	34%
-	(0.14)	(0.14)	10.23	1.67%(c)	33,684	1.05%	0.94%	0.91%	33%
(0.52)	(0.36)	(0.88)	10.19	(11.66%)(c)	47,299	1.01%	0.94%	1.72%	51%
-	(0.17)	(0.17)	12.58	(1.57%)(c)	75,417	0.88%	0.88%	2.23%	44%
(0.15)	(0.27)	(0.42)	12.95	5.87%(c)	87,056	0.98%	0.94%	2.16%	27%

www.bridgeway.com	144

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 14 investment funds as of December 31, 2011 (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Tax-Managed Small-Cap Value Fund and the Omni Small-Cap Value Fund commenced operations on December 31, 2010 and August 31, 2011, respectively, and are included in a separate report.

Bridgeway is authorized to issue 2,000,000,000 shares of common stock at $0.001 per share. As of December 31, 2011, 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Tax-Managed Small-Cap Value, Omni Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund. All shares outstanding currently represent Class N shares.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

145	Semi-Annual Report | December 31, 2011 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and if there is no trading volume, the bid on long positions and ask on the short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments. The Funds’ total return swap values are derived by applying observable inputs to the outstanding notional values and are therefore classified as Level 2 investments also.

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2011 is included with each Fund’s Schedule of Investments.

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The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2011, there were no transfers between Level 1 and Level 2 for any of the Funds.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04, and its impact on the financial statements has not been determined.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2011, the Funds had securities on loan and related collateral with values shown below:

	Securities on	Value of
Bridgeway Fund	Loan Value	Collateral

Aggressive Investors 1	$ 3,003,207	$ 3,078,106
Aggressive Investors 2	9,334,745	9,612,173
Ultra-Small Company	3,870,055	4,031,825
Ultra-Small Company Market	29,893,263	31,074,240
Micro-Cap Limited	931,859	969,142
Small-Cap Momentum	82,738	85,130
Small-Cap Growth	2,221,186	2,292,534
Small-Cap Value	4,646,143	4,784,826
Large-Cap Value	285,894	292,950
Managed Volatility	10,268	10,500

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2011 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend

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income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2011 was limited to futures contracts, total return swaps, purchased options and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Aggressive Investors 1
Other	Swap	Receivable, Total Return Swap	$70,950		$-
Aggressive Investors 2
Other	Swap	Receivable, Total Return Swap	140,383		-
Ultra-Small Company
Other	Swap	Receivable, Total Return Swap	92,099		-
Ultra-Small Company Market
Other	Swap		-	Payable, Total Return Swap	11,380
Micro-Cap Limited
Other	Swap	Receivable, Total Return Swap	4,647		-
Small-Cap Growth
Other	Swap		-	Payable, Total Return Swap	3,913
Small-Cap Value
Other	Swap	Receivable, Total Return Swap	5,159		-
Large-Cap Growth
Other	Swap	Receivable, Total Return Swap	7,025		-
Managed Volatility
Equity Contracts	Written Option		-	Call Options Written at value Put Options Written at value	249,868 180,204

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Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Aggressive Investors 1
Other	Swap	Realized Gain (Loss) on Swaps	$(13,624)
		Change in Unrealized Appreciation (Depreciation) on Swaps		$(3,655)
Equity Contracts	Purchased Option	Realized Gain (Loss) on Investments	(119,097)
		Change in Unrealized Appreciation (Depreciation) on Investments		25,097
Aggressive Investors 2 Other	Swap	Realized Gain (Loss) on Swaps	70,186
		Change in Unrealized Appreciation (Depreciation) on Swaps		(15,113)
Equity Contracts	Purchased Option	Realized Gain (Loss) on Investments	(246,235)
		Change in Unrealized Appreciation (Depreciation) on Investments		48,835
Ultra-Small Company Other	Swap	Realized Gain (Loss) on Swaps	(143,221)
		Change in Unrealized Appreciation (Depreciation) on Swaps		65,397
Ultra-Small Company Market Other	Swap	Realized Gain (Loss) on Swaps	(185,824)
		Change in Unrealized Appreciation (Depreciation) on Swaps		(7,993)
Micro-Cap Limited Other	Swap	Realized Gain (Loss) on Swaps	(20,085)
		Change in Unrealized Appreciation (Depreciation) on Swaps		(4,271)
Small-Cap Growth Other	Swap	Realized Gain (Loss) on Swaps	(75,379)
		Change in Unrealized Appreciation (Depreciation) on Swaps		(7,720)
Small-Cap Value Other	Swap	Realized Gain (Loss) on Swaps	4,522
		Change in Unrealized Appreciation (Depreciation) on Swaps		(9,894)
Large-Cap Growth Other	Swap	Realized Gain (Loss) on Swaps	12,295
		Change in Unrealized Appreciation (Depreciation) on Swaps		(5,184)
Large-Cap Value Other	Swap	Realized Gain (Loss) on Swaps	(54,089)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Managed Volatility
Equity Contracts	Written
	Option	Realized Gain (Loss) on Written Options	$187,014
		Change in Unrealized Appreciation (Depreciation) on Written Options		$294,443
	Future	Realized Gain (Loss) on Futures Contracts	342,924
	Purchased
	Option	Realized Gain (Loss) on Investments	23,093
		Change in Unrealized Appreciation (Depreciation) on Investments		8,494

The derivative instruments outstanding as of December 31, 2011, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2011, the Funds had no open futures contracts.

Options The Aggressive Investors 1 and Aggressive Investors 2 Funds may buy and sell calls and puts to increase or decrease each Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

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Covered Call Options and Secured Puts The Aggressive Investors 1, Aggressive Investors 2 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2011 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2011	2,535	$ 378,986	1,735	$ 251,738
Positions Opened	4,474	752,085	2,642	529,410
Exercised	(1,459)	(305,969)	(1,513)	(231,566)
Expired	(3,894)	(517,219)	(1,012)	(166,327)
Closed	(110)	(21,851)	(335)	(101,991)
Outstanding, December 31, 2011	1,546	$ 286,032	1,517	$ 281,264
Market Value, December 31, 2011		$ 249,868		$ 180,204

The Aggressive Investors 1 and Aggressive Investors 2 Funds had no transactions in written options during the period ended December 31, 2011.

Swaps. Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly.

The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. The following total return swaps were open as of December 31, 2011:

Bridgeway Fund	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Ultra-Small Company	ReFlow Management Co.	$1,459,727	January 3, 2012	$92,099

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

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Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% from $500 million to $1 billion, and 0.80% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Micro-Cap Limited: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-Based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Momentum: The Fund’s management fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a

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minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s management fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: At a special meeting on March 31, 2005, shareholders of the Funds (except for the Small-Cap Momentum Fund, which was launched on May 28, 2010) approved amendments to the Management Agreements detailing expense limitations. With regard to the Small-Cap Momentum Fund, the Board of Directors and sole initial shareholder approved an expense limitation beginning on May 28, 2010. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2011. Such expense limitations and total reimbursements for the period ended December 31, 2011, are shown below.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/11

Aggressive Investors 1	1.80%	$ -
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	84,721
Micro-Cap Limited	1.85%	-
Small-Cap Momentum*	0.90%	59,949
Small-Cap Growth	0.94%	21,836
Small-Cap Value	0.94%	20,522
Large-Cap Growth	0.84%	13,047
Large-Cap Value	0.84%	48,080
Blue Chip 35 Index	0.15%	212,386
Managed Volatility	0.94%	48,110
*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $11,221, $101,196 and $59,949, which expire June 30, 2013, June 30, 2014 and June 30, 2015, respectively.

Other Related Party Transactions: On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2011 were as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

Bridgeway Fund	Inter-portfolio Purchases	Inter-portfolio Sales

Aggressive Investors 1	$ -	$ 44,160
Ultra-Small Company	27,281	408,656
Ultra-Small Company Market	396,973	2,567,172
Micro-Cap Limited	430,461	105,972
Small-Cap Momentum	-	249,463
Small-Cap Growth	241,788	78,598
Small-Cap Value	1,333,501	95,827

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors receive this compensation in the form of shares of the Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2011 were as follows:

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	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$ 55,956,274	$ -	$61,833,356
Aggressive Investors 2	-	109,959,554	-	142,598,623
Ultra-Small Company	-	22,376,550	-	25,898,772
Ultra-Small Company Market	-	47,261,536	-	77,952,830
Micro-Cap Limited	-	8,327,389	-	9,827,773
Small-Cap Momentum	-	3,651,304	-	3,433,308
Small-Cap Growth	-	11,605,707	-	17,199,652
Small-Cap Value	-	15,063,185	-	26,906,237
Large-Cap Growth	-	5,890,677	-	12,270,626
Large-Cap Value	-	2,930,838	-	3,312,791
Blue Chip 35 Index	-	54,120,193	-	49,423,692
Managed Volatility	-	3,993,494	500,000	5,102,015

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2011, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 7,521,700	$ 12,802,726	$ 11,988,301	$ 86,201,166
Gross depreciation (excess of tax cost over value)	(9,203,014)	(17,985,945)	(10,497,812)	(20,614,962)
Net unrealized appreciation (depreciation)	$ (1,681,314)	$(5,183,219)	$ 1,490,489	$ 65,586,204
Cost of investments for income tax purposes	$ 83,617,842	$ 156,562,062	$ 73,664,761	$ 250,254,807

	Micro-Cap Limited	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 2,328,796	$247,856	$5,517,486	$13,006,605
Gross depreciation (excess of tax cost over value)	(2,138,924)	(57,123)	(2,526,855)	(5,728,057)
Net unrealized appreciation (depreciation)	$ 189,872	$190,733	$2,990,631	$7,278,548
Cost of investments for income tax purposes	$ 19,660,482	$2,786,175	$32,798,558	$65,109,970

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$ 7,937,823	$5,551,630	$73,709,395	$4,365,339
Gross depreciation (excess of tax cost over value)	(2,879,295)	(1,238,249)	(17,681,898)	(1,189,654)
Net unrealized appreciation (depreciation)	$ 5,058,528	$4,313,381	$56,027,497	$3,175,685
Cost of investments for income tax purposes	$ 41,939,527	$23,058,701	$276,836,579	$22,119,320

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals, and adjustments to basis from investments in real estate investment trusts, business development companies and partnerships.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2011 and June 30, 2010, respectively, are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Distributions paid from:
Ordinary income	$2,167,451	$930,085	$1,764,382	$1,620,063
Total	$2,167,451	$930,085	$1,764,382	$1,620,063

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Distributions paid from:
Ordinary income	$632,748	$837,589	$4,111,396	$5,060,400
Total	$632,748	$837,589	$4,111,396	$5,060,400

	Micro-Cap Limited		Small-Cap Momentum
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010*
Distributions paid from:
Ordinary income	$401,927	$300,332	$16,889	$—
Total	$401,927	$300,332	$16,889	$—

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Distributions paid from:
Ordinary income	$107,719	$252,145	$557,827	$806,731
Total	$107,719	$252,145	$557,827	$806,731

	Large-Cap Growth		Large-Cap Value
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Distributions paid from:
Ordinary income	$342,087	$417,231	$461,725	$565,868
Total	$342,087	$417,231	$461,725	$565,868

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

	Blue Chip 35 Index		Managed Volatility
	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2011	Year Ended June 30, 2010
Distributions paid from:
Ordinary income	$4,877,457	$4,072,171	$266,935	$612,394
Total	$4,877,457	$4,072,171	$266,935	$612,394

*	Commenced operations on May 28, 2010, and as a result, there were no distributions for the year ended June 30, 2010.

At June 30, 2011, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investor 1	Aggressive Investor 2	Ultra-Small Company
Expiring	6/30/2017	$-	$12,816,562	$2,301,468
	6/30/2018	70,102,305	177,345,455	1,365,778

		Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
Expiring	6/30/2015	$-	$2,860,044	$-
	6/30/2016	-	-	-
	6/30/2017	3,902,694	7,823,854	14,748,497
	6/30/2018	4,507,635	22,793,119	50,552,993

		Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
Expiring	6/30/2012	$-	$-	$327,296	$-
	6/30/2013	-	-	282,192	-
	6/30/2014	-	-	402,963	-
	6/30/2015	-	-	418,882	-
	6/30/2016	-	-	31,461	-
	6/30/2017	4,574,830	127,273	28,604,419	-
	6/30/2018	33,490,095	3,361,989	34,451,339	7,043,873
	6/30/2019	-	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a fund after June 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2011.

Capital loss carryovers utilized during the period June 30, 2011 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized
Aggressive Investors 1	$15,406,021
Aggressive Investors 2	43,447,188
Ultra-Small Company	12,949,694
Ultra-Small Company Market	8,675,110
Micro-Cap Limited	4,376,827

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

Capital Loss
Carryover
Bridgeway Fund	Utilized
Small-Cap Growth	$7,049,367
Small-Cap Value	20,636,947
Large-Cap Growth	8,849,005
Large-Cap Value	3,045,462
Managed Volatility	980,347

Capital loss carryovers of $337,509 expired for the Blue Chip 35 Index Fund during the period ended June 30, 2011.

Components of Accumulated Earnings (Deficit) As of June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated Net Investment Income (Loss)	$1,648,496	$23,680	$938,111
Accumulated Net Realized Gain (Loss) on Investments*	(70,102,305)	(190,162,017)	(3,667,246)
Net Unrealized Appreciation/Depreciation of
Investments	16,955,469	36,150,904	14,803,066
Total	$(51,498,340)	$(153,987,433)	$12,073,931

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Momentum
Accumulated Net Investment Income (Loss)	$3,451,116	$398,482	$280,420
Accumulated Net Realized Gain (Loss) on Investments*	13,433,177	(8,410,329)	9,122
Net Unrealized Appreciation/Depreciation of
Investments	116,828,598	3,347,269	289,775
Total	$133,712,891	$(4,664,578)	$579,317

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth
Accumulated Net Investment Income (Loss)	$3,172	$724,448	$127,160
Accumulated Net Realized Gain (Loss) on Investments*	(33,477,017)	(65,301,490)	(38,064,925)
Net Unrealized Appreciation/Depreciation of
Investments	9,832,495	18,632,366	10,528,615
Total	$(23,641,350)	$(45,944,676)	$(27,409,150)

	Large-Cap Value	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$168,714	$3,448,573	$151,301
Accumulated Net Realized Gain (Loss) on Investments*	(3,489,262)	(67,514,690)	(7,043,873)
Net Unrealized Appreciation/Depreciation of
Investments	6,317,312	60,022,882	4,000,862
Total	$2,996,764	$(4,043,235)	$(2,891,710)

*	Includes losses incurred during the period November 1, 2010 through June 30, 2011, which a Fund has elected to defer to its fiscal year ending June 30, 2012. Post October Losses—Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Blue-Chip 35 Index Fund has deferred post October losses of $339,948.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until November 2, 2012. Advances under the Facility are limited to $10,000,000 in total for all Funds and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate, plus 1.25%. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the period ended December 31, 2011, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.48%	$ 302,750	32	$ 395	$1,025,000
Aggressive Investors 2	1.47%	741,373	59	1,656	2,835,000
Ultra-Small Company	1.45%	115,800	10	46	214,000
Ultra-Small Company Market	1.49%	1,857,167	54	4,098	6,069,000
Micro-Cap Limited	1.44%	332,000	5	67	567,000
Small-Cap Growth	1.46%	210,500	30	277	629,000
Small-Cap Value	1.48%	341,246	69	936	1,136,000
Large-Cap Growth	1.47%	185,085	59	316	630,000
Large-Cap Value	1.50%	116,000	4	19	116,000
Blue Chip 35 Index	1.51%	2,461,878	49	5,002	10,000,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At December 31, 2011, Aggressive Investors 2, Ultra-Small Company Market, Large-Cap Growth and Blue Chip 35 Index Funds had loans outstanding in the amounts of $340,000, $307,000, $120,000 and $6,993,000, respectively.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

At close of business on February 3, 2012, the Bridgeway Large-Cap Value Fund was reorganized into the American Beacon Bridgeway Large Cap Value Fund (“American Beacon Fund”), a newly created series of the American Beacon Funds, pursuant to a Plan of Reorganization approved by the Board of Directors of the Bridgeway Large-Cap Value Fund at a meeting held on November 11, 2011, and by shareholders of the Bridgeway Large-Cap Value Fund at a meeting held on February 1, 2012. The purpose of the reorganization was to move the Bridgeway Large-Cap Value Fund into the American Beacon family of funds. Under the Plan of Reorganization, the Bridgeway Large-Cap Value Fund transferred substantially all of its assets and

159	Semi-Annual Report | December 31, 2011 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

liabilities to the American Beacon Fund in exchange solely for institutional class shares of the American Beacon Fund, which were distributed to shareholders of the Bridgeway Large-Cap Value Fund according to their interests held in the fund immediately prior to the reorganization.

On February 10, 2012, the Board of Directors of Bridgeway Funds, Inc., on behalf of the Aggressive Investors 2 Fund (“AI2 Fund”), approved a Plan of Reorganization, under which the AI2 Fund will be reorganized with and into the Aggressive Investors 1 Fund (“AI1 Fund”). Under the Plan of Reorganization, the AI2 Fund will transfer substantially all of its assets and liabilities to the AI1 Fund in exchange solely for shares of the AI1 Fund, which will be distributed to shareholders of the AI2 Fund according to their interests held in the fund immediately prior to the reorganization. The Plan of Reorganization is subject to approval by the shareholders of the AI2 Fund.

On February 10, 2012, the Board of Directors of Bridgeway Funds, Inc., on behalf of the Micro-Cap Limited Fund (“MCL Fund”), approved a Plan of Reorganization, under which the MCL Fund will be reorganized with and into the Ultra-Small Company Fund (“USC Fund”). Under the Plan of Reorganization, the MCL Fund will transfer substantially all of its assets and liabilities to the USC Fund in exchange solely for shares of the USC Fund, which will be distributed to shareholders of the MCL Fund according to their interests held in the fund immediately prior to the reorganization. The Plan of Reorganization is subject to approval by the shareholders of the MCL Fund.

Additionally, on February 10, 2012 the Bridgeway Funds’ Board of Directors approved the following items:

•	Classifying an additional 85,000,000 shares into the Aggressive Investors 1 Fund and classifying an additional 10,000,000 shares into the Ultra-Small Company Fund.

•

The following two modifications to the Management Agreement between the Adviser and the Company, on behalf of the Aggressive Investors 1 Fund: (i) the addition of a new breakpoint for assets over $1 Billion at which the advisory fee would be decreased to 0.80%; and (ii) decreasing the total expense cap from 1.80% to 1.75%.

•	The following modification to the Management Agreement between the Adviser and the Company, on behalf of the Ultra-Small Company Fund: decreasing the total expense cap from 2.00% to 1.85%.

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OTHER INFORMATION
December 31, 2011 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2011 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

161	Semi-Annual Report | December 31, 2011 (Unaudited)

DISCLOSURE OF FUND EXPENSES
December 31, 2011 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2011 and held until December 31, 2011.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/11	Ending Account Value at 12/31/11	Expense Ratio	Expenses Paid During Period* 7/1/11 - 12/31/11

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$ 832.30	-0.31%**	$(1.42)
Hypothetical Fund Return	$1,000.00	$1,026.55	-0.31%**	$(1.57)

Bridgeway Aggressive Investors 2
Actual Fund Return	$1,000.00	$ 817.40	0.58%	$2.64
Hypothetical Fund Return	$1,000.00	$1,022.10	0.58%	$2.93

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$ 836.60	1.22%	$5.60
Hypothetical Fund Return	$1,000.00	$1,018.90	1.22%	$6.16

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$ 887.20	0.75%	$3.54
Hypothetical Fund Return	$1,000.00	$1,021.25	0.75%	$3.79

Bridgeway Micro-Cap Limited Fund
Actual Fund Return	$1,000.00	$ 864.20	0.49%	$2.28
Hypothetical Fund Return	$1,000.00	$1,022.55	0.49%	$2.48

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$ 918.50	0.90%	$4.32
Hypothetical Fund Return	$1,000.00	$1,020.50	0.90%	$4.55

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DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2011 (unaudited)

	Beginning Account Value at 7/1/11	Ending Account Value at 12/31/11	Expense Ratio	Expenses Paid During Period* 7/1/11 - 12/31/11

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$ 881.70	0.94%	$4.42
Hypothetical Fund Return	$1,000.00	$1,020.30	0.94%	$4.75

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$ 913.00	0.94%	$4.50
Hypothetical Fund Return	$1,000.00	$1,020.30	0.94%	$4.75

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$ 921.60	0.84%	$4.04
Hypothetical Fund Return	$1,000.00	$1,020.80	0.84%	$4.24

Bridgeway Large-Cap Value Fund
Actual Fund Return	$1,000.00	$ 947.70	0.84%	$4.09
Hypothetical Fund Return	$1,000.00	$1,020.80	0.84%	$4.24

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$ 997.70	0.15%	$0.75
Hypothetical Fund Return	$1,000.00	$1,024.25	0.15%	$0.76

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$ 995.70	0.94%	$4.69
Hypothetical Fund Return	$1,000.00	$1,020.30	0.94%	$4.75

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.
**	The expense ratio for Aggressive Investors 1 Fund is negative due to the negative performance adjustment of the investment advisory fee. The expense ratio for this period excluding the negative performance adjustment was 1.29%.

163	Semi-Annual Report | December 31, 2011 (Unaudited)

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

BRIDGEWAY

A no-load mutual fund family of domestic funds

Semi-Annual Report
December 31, 2011 (Unaudited)

OMNI SMALL-CAP VALUE	BOSVX
OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgewayomni.com

Bridgeway Funds Standardized Returns as of December 31, 2011*

			Annualized
Fund	Quarter 10/1/11 to 12/31/11	Six Months 7/1/11 to 12/31/11	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]
Omni Small-Cap Value	17.13%	NA	NA	NA	NA	3.89%	8/31/2011	1.00%[1]
Omni Tax-Managed Small-Cap Value	15.78%	-11.43%	-5.41%	NA	NA	-5.41%	12/31/2010	1.56%[1]

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2011.

* Numbers highlighted in green indicate periods when the Fund outperformed its primary benchmark.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgewayomni.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2011

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,
Your Investment Management Team

John Montgomery	Rasool Shaik	Christine Liang

Market Review

Having endured some of the wildest volatility in years, investors were rewarded with a positive fourth quarter as optimism about the U.S. economy and corporate landscape reigned. Consumer confidence rose and manufacturing appeared to be on the mend as the Institute for Supply Management Index depicted continued expansion. Housing starts and home sales rebounded late, though any real sector recovery may come slowly. Labor showed signs of improvements as the unemployment rate fell to 8.3% in December. Inflation is not an issue for now, though investors cannot disregard future pressures with oil topping $100 per barrel amid new supply/demand worries. With the Fed Funds rate expected to remain at or near zero percent throughout 2012, Chairman Bernanke and the Federal Reserve Board are focusing on an improved communications strategy to keep investors informed about plans for the future and the thought processes behind them.

Global geopolitical events continue to impact the U.S. stock market. Just when Europe seemed to be taking positive steps to move past crisis mode, Spain, Italy, and Hungary came along to remind investors that the road to recovery will include many bumps. Some optimism returned at the end of the period following an agreement among major central banks to act together to mitigate Europe’s debt crisis.

Among the various U.S. equity sectors, energy, industrials, business services and materials were strong with solid double-digit gains. Other strong performers included consumer discretionary, consumer staples, financials, and health care.

Looking at the market from a “style box” perspective, returns for the quarter were strong across all styles and market capitalizations. Small-cap value stocks were the strongest market segment in the quarter ended December 31, 2011, with the Russell 2000 Value Index returning 15.97%, while large-cap growth stocks were the weakest, returning 10.61% as represented by the Russell 1000 Growth Index.

www.bridgewayomni.com	1

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY
(Unaudited) December 31, 2011

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2011, total returns were 17.13% for the Fund and 15.97% for the Russell 2000 Value Index.

The table below presents our quarter and life-to-date financial results. See below for a graph of performance since inception.

	Quarter 10/1/11 to 12/31/11	Life-to-Date 8/31/11 to 12/31/11
Omni Small-Cap Value Fund	17.13%	3.89%
Russell 2000 Value Index	15.97%	3.30%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index.

Omni Small-Cap Value Fund vs. Russell 2000 Value Index from Inception 8/31/11 to 12/31/11

2	Semi-Annual Report | December 31, 2011 (Unaudited)

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2011, we held 482 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund returns were driven by the fact that small stocks, and especially the value leaning stocks within the small universe, led the market as a whole.

Top Ten Holdings as of December 31, 2011

Rank	Description	Industry	% of Net Assets
1	United Rentals, Inc.	Trading Companies & Distributors	1.1%
2	Convergys Corp.	IT Services	1.0%
3	Select Medical Holdings Corp.	Health Care Providers & Services	0.9%
4	StanCorp Financial Group, Inc. Insurance		0.9%
5	Weis Markets, Inc.	Food & Staples Retailing	0.9%
6	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.9%
7	Meredith Corp.	Media	0.8%
8	Brunswick Corp.	Leisure Equipment & Products	0.8%
9	Group 1 Automotive, Inc.	Specialty Retail	0.8%
10	Amerco, Inc.	Road & Rail	0.8%
	Total		8.9%

Industry Sector Representation as of December 31, 2011

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	26.5%	11.7%	14.8%
Consumer Staples	5.0%	3.1%	1.9%
Energy	6.6%	4.6%	2.0%
Financials	17.5%	36.8%	-19.3%
Health Care	6.0%	5.3%	0.7%
Industrials	17.5%	14.8%	2.7%
Information Technology	13.0%	10.9%	2.1%
Materials	5.4%	4.9%	0.5%
Telecommunication Services	2.4%	0.6%	1.8%
Utilities	0.1%	7.3%	-7.2%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies.

www.bridgewayomni.com	3

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

4	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

COMMON STOCKS - 99.95%
Aerospace & Defense - 0.98%
AAR Corp.	19,100	$366,147
Orbital Sciences Corp.*	28,150	409,019
Sparton Corp.*	2,500	21,750

		796,916

Air Freight & Logistics - 0.56%
Air Transport Services Group, Inc.*	23,200	109,504
Atlas Air Worldwide Holdings, Inc.*	5,300	203,679
Pacer International, Inc.*	12,600	67,410
Park-Ohio Holdings Corp.*	4,400	78,496

		459,089

Airlines - 1.57%
Hawaiian Holdings, Inc.*	19,100	110,780
JetBlue Airways Corp.*	112,150	583,180
Pinnacle Airlines Corp.*	7,350	6,027
Republic Airways Holdings, Inc.*	34,000	116,620
SkyWest, Inc.	19,400	244,246
US Airways Group, Inc.*	41,900	212,433

		1,273,286

Auto Components - 1.20%
China XD Plastics Co., Ltd.*	15,500	82,770
Cooper Tire & Rubber Co.	27,900	390,879
Exide Technologies*	35,000	92,050
Shiloh Industries, Inc.*	4,700	39,386
Spartan Motors, Inc.	14,950	71,909
Standard Motor Products, Inc.	10,300	206,515
Strattec Security Corp.	1,300	25,935
Tower International, Inc.*	6,500	69,810

		979,254

Beverages - 0.30%
Coca-Cola Bottling Co. Consolidated	4,100	240,055

Building Products - 0.54%
Gibraltar Industries, Inc.*	11,250	157,050
Griffon Corp.	28,800	262,944
US Home Systems, Inc.	2,800	18,620

		438,614

Capital Markets - 1.08%
Calamos Asset Management, Inc., Class A	13,000	162,630
Cowen Group, Inc., Class A*	40,200	104,118

Capital Markets (continued)
GFI Group, Inc.	54,350	$223,922
Gleacher & Co., Inc.*	57,300	96,264
Investment Technology Group, Inc.*	18,350	198,364
SWS Group, Inc.	13,200	90,684

		875,982

Chemicals - 2.55%
American Pacific Corp.*	2,900	22,127
China Green Agriculture, Inc.*	13,200	39,600
Ferro Corp.*	45,000	220,050
Georgia Gulf Corp.*	18,250	355,692
Koppers Holdings, Inc.	10,700	367,652
Kraton Performance Polymers, Inc.*	16,750	340,025
Material Sciences Corp.*	5,200	42,432
Omnova Solutions, Inc.*	20,350	93,813
Penford Corp.*	5,100	25,959
Schulman (A.), Inc.	6,700	141,906
TPC Group, Inc.*	9,150	213,470
Zep, Inc.	15,100	211,098

		2,073,824

Commercial Banks - 5.96%
Access National Corp.	2,700	23,760
BancorpSouth, Inc.+	43,650	481,023
Bank of Commerce Holdings	7,600	25,460
Banner Corp.	7,550	129,482
C&F Financial Corp.	1,200	31,920
Capital City Bank Group, Inc.	7,650	73,058
Citizens Republic Bancorp, Inc.*	18,000	205,200
CoBiz Financial, Inc.	16,600	95,782
First BanCorp*+	87,300	304,677
First Bancorp	7,600	84,740
First Business Financial Services, Inc.	1,200	19,920
First Merchants Corp.	11,500	97,405
Great Southern Bancorp, Inc.	6,000	141,540
Guaranty Bancorp*	24,000	35,280
Hampton Roads Bankshares, Inc.*	22,300	61,102
Hanmi Financial Corp.*	150	1,110
Heartland Financial USA, Inc.	7,350	112,749
Horizon Bancorp	2,100	36,582
Independent Bank Corp.*	3,800	5,244

www.bridgewayomni.com	5

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Commercial Banks (continued)
Intervest Bancshares Corp., Class A*	8,400	$22,932
Macatawa Bank Corp.*	13,200	30,096
MainSource Financial Group, Inc.	9,050	79,912
Mercantile Bank Corp.*	3,300	32,340
Metro Bancorp, Inc.*	6,300	52,794
NewBridge Bancorp*	7,000	27,090
Old Second Bancorp, Inc.*	6,500	8,645
Orrstown Financial Services, Inc.	5,600	46,200
Peoples Bancorp, Inc.	4,800	71,088
PrivateBancorp, Inc.	32,250	354,105
Republic Bancorp, Inc., Class A	9,350	214,115
Savannah Bancorp, Inc. (The)*	3,200	15,840
Susquehanna Bancshares, Inc.	68,450	573,611
Synovus Financial Corp.	328,750	463,538
Taylor Capital Group, Inc.*	641	6,231
Union First Market Bankshares Corp.	11,700	155,493
United Community Banks, Inc.*+	35,650	249,193
Virginia Commerce Bancorp, Inc.*	13,350	103,195
VIST Financial Corp.	3,000	18,150
Wintrust Financial Corp.	12,800	359,040

		4,849,642

Commercial Services & Supplies - 4.19%
ABM Industries, Inc.	23,700	488,694
American Reprographics Co.*	1,350	6,196
Brink’s Co. (The)	18,950	509,376
Casella Waste Systems, Inc., Class A*	12,250	78,400
Consolidated Graphics, Inc.*	4,175	201,569
Courier Corp.	9,200	107,916
Deluxe Corp.	21,200	482,512
EnergySolutions, Inc.*	39,800	122,982
Geo Group, Inc. (The)*	6,300	105,525
Intersections, Inc.	11,300	125,317
Kimball International, Inc., Class B	16,100	81,627
Metalico, Inc.*	34,600	113,834
Perma-Fix Environmental Services*	41,000	63,550
Schawk, Inc.	14,200	159,182

Commercial Services & Supplies (continued)
Standard Parking Corp.*	7,150	$127,771
Standard Register Co. (The)	11,450	26,678
TRC Cos., Inc.*	12,550	75,426
United Stationers, Inc.	16,200	527,472

		3,404,027

Communications Equipment - 0.55%
Bel Fuse, Inc., Class B	4,400	82,500
Black Box Corp.	9,650	270,586
Network Engines, Inc.*	19,200	18,472
Technical Communications Corp.	900	6,660
Tessco Technologies, Inc.	3,450	47,679
Tii Network Technologies, Inc.*	16,100	23,667

		449,564

Computers & Peripherals - 0.65%
Cray, Inc.*	16,300	105,461
Dot Hill Systems Corp.*	35,800	47,614
Imation Corp.*	17,300	99,129
Xyratex, Ltd.	20,900	278,388

		530,592

Construction & Engineering - 0.89%
EMCOR Group, Inc.	2,800	75,068
Great Lakes Dredge & Dock Corp.	20,850	115,926
Layne Christensen Co.*	5,050	122,210
Michael Baker Corp.*	3,400	66,674
Primoris Services Corp.	18,800	280,684
Sterling Construction Co., Inc.*	6,150	66,236

		726,798

Consumer Finance - 1.13%
Advance America Cash
Advance Centers, Inc.	28,000	250,600
CompuCredit Holdings Corp.*	10,100	37,370
Nelnet, Inc., Class A	25,800	631,326

		919,296

Containers & Packaging - 0.88%
AEP Industries, Inc.*	2,450	68,967
Boise, Inc.	61,950	441,084
Mod-Pac Corp.*	1,500	10,035
Myers Industries, Inc.	15,600	192,504

		712,590

6	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Distributors - 0.15%
Amcon Distributing Co.	600	$38,640
VOXX International Corp.*	9,700	81,965

		120,605

Diversified Consumer Services - 1.60%
Cambium Learning Group, Inc.*	18,950	57,229
Career Education Corp.*	42,000	334,740
Carriage Services, Inc.	8,250	46,200
Coinstar, Inc.*	250	11,410
Corinthian Colleges, Inc.*	2,750	5,968
Lincoln Educational Services Corp.	10,225	80,777
Mac-Gray Corp.	6,400	88,256
Regis Corp.	30,950	512,222
School Specialty, Inc.*	8,550	21,375
Universal Technical Institute, Inc.*	11,000	140,580

		1,298,757

Diversified Financial Services - 1.07%
Asset Acceptance Capital Corp.*	20,600	80,546
Gain Capital Holdings, Inc.	12,500	83,750
Interactive Brokers Group, Inc., Class A	21,150	315,981
PHH Corp.*	29,150	311,905
Primus Guaranty, Ltd.*+	16,700	81,830

		874,012

Diversified Telecommunication Services - 1.59%
Atlantic Tele-Network, Inc.	8,100	316,305
Cbeyond, Inc.*	13,750	110,137
General Communication, Inc., Class A*	21,250	208,037
HickoryTech Corp.	6,000	66,480
IDT Corp., Class B	10,275	96,380
Iridium Communications, Inc.*	29,800	229,758
Multiband Corp.*	9,700	31,331
Premiere Global Services, Inc.*	9,500	80,465
Primus Telecommunications Group, Inc.*	6,100	77,226
SureWest Communications	6,300	75,789

		1,291,908

Electrical Equipment - 0.25%
China BAK Battery, Inc.*	1,800	1,116
General Cable Corp.*	3,900	97,539
Lihua International, Inc.+	10,750	51,170

Electrical Equipment (continued)
SL Industries, Inc.*	1,650	$26,730
Ultralife Corp.*	7,350	29,547

		206,102

Electronic Equipment, Instruments & Components - 5.25%
Agilysys, Inc.*	14,400	114,480
Brightpoint, Inc.*	41,750	449,230
DDi Corp.	9,150	85,370
IEC Electronics Corp.*	800	3,800
Insight Enterprises, Inc.*	29,800	455,642
Kemet Corp.*	19,750	139,238
LGL Group, Inc. (The)*	100	721
LoJack Corp.*	8,000	24,560
Multi-Fineline Electronix, Inc.*	7,600	156,180
PC Connection, Inc.	12,000	133,080
PC Mall, Inc.*	5,600	35,168
Plexus Corp.*	22,200	607,836
Power-One, Inc.*	8,800	34,408
Pulse Electronics Corp.	18,650	52,220
Sanmina-SCI Corp.*	55,750	519,032
SMTC Corp.*	10,700	29,639
SYNNEX Corp.*	22,800	694,488
TTM Technologies, Inc.*	51,050	559,508
Viasystems Group, Inc.*	10,400	175,968

		4,270,568

Energy Equipment & Services - 2.57%
Basic Energy Services, Inc.*	15,400	303,380
Cal Dive International, Inc.*	2,750	6,188
Exterran Holdings, Inc.*+	14,800	134,680
Global Geophysical
Services, Inc.*	21,700	145,824
Hercules Offshore, Inc.*	47,300	210,012
Matrix Service Co.*	6,600	62,304
Parker Drilling Co.*	52,450	376,066
PHI, Inc.*	6,900	171,465
Pioneer Drilling Co.*	17,100	165,528
Tetra Technologies, Inc.*	30,600	285,804
TGC Industries, Inc.*	11,100	79,254
Union Drilling, Inc.*	11,300	70,512
Willbros Group, Inc.*	21,800	80,006

		2,091,023

Food & Staples Retailing - 2.95%
Andersons, Inc. (The)	10,200	445,332
Ingles Markets, Inc., Class A	11,000	165,660
Nash Finch Co.	5,400	158,112
Pantry, Inc. (The)*	14,600	174,762
Spartan Stores, Inc.	10,300	190,550

www.bridgewayomni.com	7

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Food & Staples Retailing (continued)
Susser Holdings Corp.*	13,850	$313,287
Village Super Market, Inc., Class A	8,900	253,205
Weis Markets, Inc.	17,500	698,950

		2,399,858

Food Products - 1.13%
American Lorain Corp.*	13,300	21,413
Chiquita Brands
International, Inc.*	20,350	169,719
Dole Food Co., Inc.*	40,700	352,055
Feihe International, Inc.*+	13,800	35,742
John B. Sanfilippo & Son, Inc.*	6,900	52,026
Omega Protein Corp.*	8,850	63,101
Overhill Farms, Inc.*	9,000	33,390
Seneca Foods Corp., Class A*	5,200	134,264
Westway Group, Inc.*	10,700	59,920

		921,630

Health Care Equipment & Supplies - 0.33%
Dynatronics Corp.*	6,000	3,966
Invacare Corp.	14,350	219,412
RTI Biologics, Inc.*	1,600	7,104
Theragenics Corp.*	20,000	33,600

		264,082

Health Care Providers & Services - 5.52%
Addus HomeCare Corp.*	4,800	17,136
Advocat, Inc.	2,600	14,430
Almost Family, Inc.*	4,250	70,465
Amedisys, Inc.*	13,150	143,467
American Dental Partners, Inc.*	3,500	65,905
Amsurg Corp.*	14,050	365,862
BioScrip, Inc.*	24,550	134,043
CardioNet, Inc.*	16,500	39,105
Chindex International, Inc.*	8,500	72,420
Cross Country Healthcare, Inc.*	14,050	77,978
Ensign Group, Inc. (The)	9,450	231,525
Five Star Quality Care, Inc.*	21,300	63,900
Gentiva Health Services, Inc.*	950	6,412
Healthways, Inc.*	15,150	103,929
Integramed America, Inc.*	5,300	41,605
Kindred Healthcare, Inc.*	23,400	275,418
LHC Group, Inc.*	8,450	108,414
Molina Healthcare, Inc.*	20,650	461,114
National Healthcare Corp.	6,200	259,780
PharMerica Corp.*	7,650	116,127

Health Care Providers & Services (continued)
Providence Service Corp. (The)*	3,400	$46,784
Select Medical Holdings Corp.*	86,900	736,912
Skilled Healthcare Group, Inc., Class A*	17,100	93,366
Sunrise Senior Living, Inc.*+	36,950	239,436
Triple-S Management Corp., Class B*	12,900	258,258
Universal American Corp.	35,100	446,121

		4,489,912

Hotels, Restaurants & Leisure - 7.27%
Ark Restaurants Corp.	1,600	21,440
Benihana, Inc.*	7,950	81,328
Biglari Holdings, Inc.*	612	225,363
Bob Evans Farms, Inc.	16,175	542,510
Boyd Gaming Corp.*+	39,150	292,059
Caribou Coffee Co., Inc.*	13,300	185,535
Carrols Restaurant Group, Inc.*	10,025	115,989
CEC Entertainment, Inc.	8,850	304,882
Cracker Barrel Old Country Store, Inc.	12,300	620,043
DineEquity, Inc.*	10,300	434,763
Dover Downs Gaming & Entertainment, Inc.	12,500	26,750
Einstein Noah Restaurant Group, Inc.	7,625	120,628
Famous Dave’s of America, Inc.*	3,400	35,292
Frisch’s Restaurants, Inc.	2,200	42,944
Full House Resorts, Inc.*	8,400	22,092
Great Wolf Resorts, Inc.*	22,600	65,540
Isle of Capri Casinos, Inc.*	17,400	81,258
J. Alexander’s Corp.*	2,300	14,375
Jack in the Box, Inc.*	24,850	519,365
Kona Grill, Inc.*	4,100	25,092
Luby’s, Inc.*	12,600	56,826
Marcus Corp.	13,350	168,344
MTR Gaming Group, Inc.*	8,700	16,269
Multimedia Games Holding Co., Inc.*	11,900	94,486
Nevada Gold & Casinos, Inc.*	7,800	8,970
O’Charleys, Inc.*	9,850	54,076
PF Chang’s China Bistro, Inc.	14,000	432,740
Pinnacle Entertainment, Inc.*	29,250	297,180
Red Robin Gourmet Burgers, Inc.*	6,800	188,360
Ruby Tuesday, Inc.*	28,300	195,270

8	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Ruth’s Hospitality Group, Inc.*	15,700	$78,029
Scientific Games Corp., Class A*	41,350	401,095
Sonic Corp.*	21,000	141,330

		5,910,223

Household Durables - 1.30%
American Greetings Corp., Class A	17,000	212,670
CSS Industries, Inc.	4,100	81,672
Emerson Radio Corp.*	10,500	16,695
Ethan Allen Interiors, Inc.	11,700	277,407
Flexsteel Industries, Inc.	2,800	38,752
La-Z-Boy, Inc.*	21,800	259,420
Libbey, Inc.*	8,250	105,105
Lifetime Brands, Inc.	5,100	61,914

		1,053,635

Household Products - 0.33%
Central Garden & Pet Co., Class A*	24,250	201,760
Oil-Dri Corp. of America	3,150	63,756

		265,516

Independent Power Producers & Energy Traders - 0.10%
Genie Energy, Ltd., Class B	10,275	81,481

Industrial Conglomerates - 0.14%
Standex International Corp.	3,400	116,178

Insurance - 7.29%
American Equity Investment Life Holding Co.	26,750	278,200
American Safety Insurance Holdings, Ltd.*	4,700	102,225
Crawford & Co., Class B	25,750	158,620
EMC Insurance Group, Inc.	5,800	119,306
FBL Financial Group, Inc., Class A	13,950	474,579
First American Financial Corp.	28,875	365,846
Flagstone Reinsurance Holdings SA	39,450	327,040
Hallmark Financial Services*	8,600	60,114
Homeowners Choice, Inc.	4,100	32,841
Horace Mann Educators Corp.	17,900	245,409
Independence Holding Co.	7,350	59,756
Maiden Holdings, Ltd.	13,700	120,012
Meadowbrook Insurance Group, Inc.	23,700	253,116

Insurance (continued)
National Financial Partners Corp.*	19,150	$258,908
National Western Life
Insurance Co., Class A	1,625	221,260
Protective Life Corp.	3,600	81,216
SeaBright Holdings, Inc.	13,700	104,805
Selective Insurance Group, Inc.	24,250	429,952
StanCorp Financial Group, Inc.	19,950	733,163
State Auto Financial Corp.	18,100	245,979
Stewart Information Services Corp.	8,650	99,908
Symetra Financial Corp.	53,150	482,071
Tower Group, Inc.	18,450	372,136
United Fire & Casualty Co.	11,600	234,088
Universal Insurance Holdings, Inc.	17,900	64,082

		5,924,632

Internet & Catalog Retail - 0.39%
1-800-Flowers.com, Inc., Class A*	27,350	60,170
dELiA*s, Inc.*	13,300	13,566
Orbitz Worldwide, Inc.*	44,100	165,816
Overstock.com, Inc.*	9,800	76,832

		316,384

Internet Software & Services - 0.55%
Earthlink, Inc.	20,600	132,664
EasyLink Services
International Corp., Class A*	24,300	96,714
United Online, Inc.	39,800	216,512

		445,890

IT Services - 3.50%
Acxiom Corp.*	36,550	446,276
CIBER, Inc.*	32,350	124,871
Convergys Corp.*	61,650	787,270
CSG Systems International, Inc.*	250	3,678
Dynamics Research Corp.*	4,600	52,164
Edgewater Technology, Inc.*	5,600	15,400
Global Cash Access
Holdings, Inc.*	29,000	129,050
Lender Processing Services, Inc.	10,700	161,249
Mantech International Corp., Class A	18,700	584,188
Mattersight Corp.*	7,000	32,550

www.bridgewayomni.com	9

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
IT Services (continued)
NCI, Inc., Class A*	6,100	$71,065
Online Resources Corp.*	14,350	34,727
Pfsweb, Inc.*	10,300	33,887
StarTek, Inc.*	6,900	13,248
Stream Global Services, Inc.*	36,300	120,153
TNS, Inc.*	13,200	233,904

		2,843,680

Leisure Equipment & Products - 1.04%
Brunswick Corp.	37,100	670,026
Johnson Outdoors, Inc., Class A*	4,000	61,400
Smith & Wesson Holding Corp.*	26,500	115,540

		846,966

Life Sciences Tools & Services - 0.12%
Cambrex Corp.*	13,150	94,417

Machinery - 1.72%
Albany International Corp., Class A	11,350	262,412
Ampco-Pittsburgh Corp.	3,800	73,492
Briggs & Stratton Corp.	24,300	376,407
Federal Signal Corp.*	23,200	96,280
Key Technology, Inc.*	2,100	27,174
L.S. Starrett Co., Class A (The)	2,350	30,197
LB Foster Co., Class A	3,900	110,331
Lydall, Inc.*	8,200	77,818
NACCO Industries, Inc., Class A	3,050	272,121
NN, Inc.*	6,250	37,500
Xerium Technologies, Inc.*	5,400	35,316

		1,399,048

Marine - 0.25%
Genco Shipping & Trading, Ltd.*+	23,200	156,832
International Shipholding Corp.	2,650	49,528

		206,360

Media - 4.07%
Belo Corp., Class A	28,550	179,865
E.W. Scripps Co., Class A (The)*	26,500	212,265
Entercom Communications Corp., Class A*	17,200	105,780
Entravision Communications Corp., Class A	38,300	59,748

Media (continued)
Gray Television, Inc.*	25,250	$40,905
Journal Communications, Inc., Class A*	25,250	111,100
Knology, Inc.*	15,600	221,520
Media General, Inc., Class A*+	15,300	62,271
Meredith Corp.+	20,950	684,018
Navarre Corp.*	16,500	25,410
New York Times Co., Class A (The)*	66,050	510,566
Radio One, Inc., Class D*+	23,100	23,100
Reading International, Inc., Class A*	10,700	45,368
Saga Communications, Inc., Class A*	1,900	71,022
Scholastic Corp.	13,950	418,081
Valassis Communications, Inc.*	28,100	540,363

		3,311,382

Metals & Mining - 0.51%
Friedman Industries, Inc.	3,000	31,350
Horsehead Holding Corp.*	7,800	70,278
Noranda Aluminum Holding Corp.	38,250	315,562

		417,190
Multiline Retail - 0.44%
Bon-Ton Stores, Inc. (The)+	8,350	28,139
Fred’s, Inc., Class A	16,300	237,654
Tuesday Morning Corp.*	26,100	90,045

		355,838

Oil, Gas & Consumable Fuels - 4.03%
Adams Resources & Energy, Inc.	1,900	55,062
Alon USA Energy, Inc.	25,000	217,750
Andatee China Marine Fuel Services Corp.*+	7,800	24,648
Cloud Peak Energy, Inc.*	30,500	589,260
Crimson Exploration, Inc.*	20,250	57,915
Crosstex Energy, Inc.	21,150	267,336
Delek US Holdings, Inc.	29,800	340,018
DHT Holdings, Inc.	34,500	25,530
GMX Resources, Inc.*+	33,100	41,375
Green Plains Renewable Energy, Inc.*	9,000	87,840
James River Coal Co.*+	22,400	155,008
Longwei Petroleum Investment Holding, Ltd.*	3,100	4,030
Patriot Coal Corp.*	36,300	307,461

10	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
PostRock Energy Corp.*	12,000	$33,720
RAM Energy Resources, Inc.*	50,000	156,500
REX American Resources Corp.*	4,200	92,862
SMF Energy Corp.	13,000	37,180
Stone Energy Corp.*	16,700	440,546
Western Refining, Inc.*	25,800	342,882

		3,276,923

Paper & Forest Products - 1.51%
KapStone Paper &
Packaging Corp.*	24,050	378,547
Mercer International, Inc.*	25,550	155,855
Neenah Paper, Inc.	6,700	149,544
Orient Paper, Inc.*+	8,200	26,650
PH Glatfelter Co.	23,650	333,938
Wausau Paper Corp.	22,100	182,546

		1,227,080

Personal Products - 0.29%
Medifast, Inc.*	5,000	68,600
Nutraceutical International Corp.*	4,600	52,072
USANA Health Sciences, Inc.*+	3,900	118,443

		239,115

Professional Services - 1.64%
Barrett Business Services, Inc.	4,500	89,820
CBIZ, Inc.*+	22,975	140,377
Dolan Co. (The)*	11,100	94,572
Heidrick & Struggles International, Inc.	3,600	77,544
ICF International, Inc.*	7,150	177,177
Insperity, Inc.	9,700	245,895
Kelly Services, Inc., Class A	13,600	186,048
Kforce, Inc.*	19,150	236,120
RCM Technologies, Inc.*	6,100	31,598
VSE Corp.	2,300	55,844

		1,334,995

Road & Rail - 2.87%
Amerco, Inc.	7,200	636,480
Arkansas Best Corp.	9,100	175,357
Avis Budget Group, Inc.*	38,050	407,896
Celadon Group, Inc.	8,400	99,204
Con-way, Inc.	21,000	612,360
Covenant Transportation Group, Inc., Class A*	5,300	15,741
Marten Transport, Ltd.	8,150	146,619

Road & Rail (continued)
P.A.M. Transportation
Services, Inc.*	3,500	$33,250
Saia, Inc.*	5,950	74,256
Swift Transportation Co.*	8,800	72,512
Universal Truckload Services, Inc.	3,409	61,873
USA Truck, Inc.*	300	2,319

		2,337,867

Semiconductors & Semiconductor Equipment - 2.33%
Advanced Energy Industries, Inc.*	11,800	126,614
Amkor Technology, Inc.*	88,750	386,950
Amtech Systems, Inc.*	4,300	36,593
DSP Group, Inc.*	700	3,647
GT Advanced Technologies, Inc.*+	59,000	427,160
inTEST Corp.*	4,700	13,066
Kulicke & Soffa Industries, Inc.*	45,000	416,250
LTX-Credence Corp.*	15,000	80,250
OmniVision Technologies, Inc.*	19,400	237,359
Photronics, Inc.*	26,850	163,248

		1,891,137

Software - 0.17%
Bsquare Corp.*	4,800	16,416
Net 1 UEPS Technologies, Inc.*	3,400	26,078
TeleCommunication
Systems, Inc., Class A*	39,250	92,238

		134,732

Specialty Retail - 8.20%
Aeropostale, Inc.*	29,100	443,775
ANN, Inc.*	20,300	503,034
Appliance Recycling Centers of America, Inc.*	5,300	26,129
Asbury Automotive Group, Inc.*	13,125	282,975
Barnes & Noble, Inc.*+	32,700	473,496
Brown Shoe Co., Inc.	26,800	238,520
Build-A-Bear Workshop, Inc.*	8,050	68,103
Casual Male Retail Group, Inc.*	20,500	70,110
Charming Shoppes, Inc.*	49,200	241,080
Childrens Place Retail
Stores, Inc. (The)*	7,100	377,152
Citi Trends, Inc.*	2,600	22,828
Collective Brands, Inc.*	31,400	451,218

www.bridgewayomni.com	11

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Specialty Retail (continued)
Conn’s, Inc.*+	13,450	$149,295
Cost Plus, Inc.*	9,400	91,650
Destination Maternity Corp.	5,600	93,632
Group 1 Automotive, Inc.	12,500	647,500
Haverty Furniture Cos., Inc.	11,300	124,074
hhgregg, Inc.*+	12,100	174,845
Hot Topic, Inc.	29,150	192,682
Kirkland’s, Inc.*	8,550	113,715
New York & Co., Inc.*	26,200	69,692
Pep Boys-Manny, Moe & Jack (The)	22,200	244,200
RadioShack Corp.	37,000	359,270
Sonic Automotive, Inc., Class A+	26,900	398,389
Stage Stores, Inc.	13,300	184,737
Stein Mart, Inc.*	18,650	127,006
Systemax, Inc.*	15,400	252,714
West Marine, Inc.*	9,600	111,648
Wet Seal, Inc., Class A (The)*	41,800	136,268

		6,669,737

Textiles, Apparel & Luxury Goods - 0.84%
Alpha PRO Tech, Ltd.*	12,400	14,880
Jones Group, Inc. (The)	36,300	382,965
Movado Group, Inc.	5,900	107,203
Quiksilver, Inc.*	49,900	180,139

		685,187

Thrifts & Mortgage Finance - 0.96%
Astoria Financial Corp.	44,200	375,258
BankAtlantic Bancorp, Inc., Class A*	11,000	37,180
Doral Financial Corp.*	57,100	54,588
First Defiance Financial Corp.	4,400	64,196
First Financial Holdings, Inc.	11,900	106,267
Indiana Community Bancorp	1,700	24,871
Meta Financial Group, Inc.	1,400	22,680
NASB Financial, Inc.*	1,800	19,278
Provident Financial Holdings, Inc.	4,800	44,832
Pulaski Financial Corp.+	4,900	34,839

		783,989

Trading Companies & Distributors - 1.89%
Aceto Corp.	13,300	91,770
Aircastle, Ltd.	24,600	312,912
Interline Brands, Inc.*	12,350	192,290
KSW, Inc.	2,300	7,659
United Rentals, Inc.*+	30,100	889,455

Trading Companies & Distributors (continued)
Willis Lease Finance Corp.*	3,500	$41,650

		1,535,736

Wireless Telecommunication Services - 0.76%
Leap Wireless International, Inc.*	35,300	327,937
NTELOS Holdings Corp.	5,800	118,204
Shenandoah Telecommunications Co.	5,600	58,688
USA Mobility, Inc.	8,400	116,508

		621,337

TOTAL COMMON STOCKS - 99.95%		81,284,641

(Cost $75,582,276)

TOTAL INVESTMENTS - 99.95%		$81,284,641
(Cost $75,582,276)
Other Assets in Excess of Liabilities - 0.05%		41,560

NET ASSETS - 100.00%		$81,326,201

*	Non-income producing security.
+	This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $4,055,401 at December 31, 2011.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$81,284,641	$—	$—	$81,284,641

TOTAL	$81,284,641	$—	$—	$81,284,641

See Notes to Financial Statements.

12	Semi-Annual Report | December 31, 2011 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2011

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2011, total returns were 15.78% for the Fund and 15.97% for the Russell 2000 Value Index.

For the six-month “semi-annual” period, total returns were -11.43% for the Fund and -8.94% for the Russell 2000 Value Index. The strong fourth quarter performance couldn’t overcome the 21.76% decline in the Fund during a third quarter that represented the worst decline in equities since late 2008.

The table below presents our quarter, six-month, one-year and life-to-date financial results. See below for a graph of performance since inception.

	Quarter 10/1/11 to 12/31/11	6 Months 7/1/11 to 12/31/11	1 Year 1/1/11 to 12/31/11	Life-to-Date 12/31/10 to 12/31/11
Omni Tax-Managed Small-Cap Value Fund	15.78%	-11.43%	-5.41%	-5.41%
Russell 2000 Value Index	15.97%	-8.94%	-5.50%	-5.50%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index.

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value from Inception 12/31/10 to 12/31/11

www.bridgewayomni.com	13

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2011, we held 862 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund returns were driven by the fact that small stocks, and especially the value leaning stocks within the small universe, led the market as a whole.

Top Ten Holdings as of December 31, 2011

Rank	Description	Industry	% of Net Assets
1	Brunswick Corp.	Leisure Equipment & Products	0.9%
2	Meredith Corp.	Media	0.8%
3	Brink’s Co. (The)	Commercial Services & Supplies	0.8%
4	Nelnet, Inc.	Consumer Finance	0.8%
5	Symetra Financial Corp.	Insurance	0.8%
6	Group 1 Automotive, Inc.	Specialty Retail	0.8%
7	Mantech International Corp.	IT Services	0.8%
8	Deluxe Corp.	Commercial Services & Supplies	0.8%
9	Aeropostale, Inc.	Specialty Retail	0.8%
10	United Rentals, Inc.	Trading Companies & Distributors	0.8%
	Total		8.1%

Industry Sector Representation as of December 31, 2011

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	26.8%	11.7%	15.1%
Consumer Staples	4.9%	3.1%	1.8%
Energy	6.6%	4.6%	2.0%
Financials	17.8%	36.8%	-19.0%
Health Care	5.7%	5.3%	0.4%
Industrials	17.3%	14.8%	2.5%
Information Technology	12.7%	10.9%	1.8%
Materials	5.7%	4.9%	0.8%
Telecommunication Services	2.1%	0.6%	1.5%
Utilities	0.1%	7.3%	-7.2%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2011, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

14	Semi-Annual Report | December 31, 2011 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	15

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

COMMON STOCKS - 99.39%
Aerospace & Defense - 0.71%
AAR Corp.	10,150	$194,576
Astrotech Corp.*	200	118
Ducommun, Inc.	450	5,737
Kratos Defense & Security Solutions, Inc.*	479	2,860
LMI Aerospace, Inc.*	550	9,652
Moog, Inc., Class A*	1,300	57,109
Orbital Sciences Corp.*	12,900	187,437
Sparton Corp.*	950	8,265
Teledyne Technologies, Inc.*	150	8,227
Triumph Group, Inc.	1,800	105,210

		579,191

Air Freight & Logistics - 0.79%
Air Transport Services Group, Inc.*	25,250	119,180
Atlas Air Worldwide Holdings, Inc.*	12,200	468,846
Pacer International, Inc.*	1,600	8,560
Park-Ohio Holdings Corp.*	2,450	43,708

		640,294

Airlines - 1.53%
Alaska Air Group, Inc.*	100	7,509
Allegiant Travel Co.*+	1,400	74,676
Hawaiian Holdings, Inc.*	10,100	58,580
JetBlue Airways Corp.*+	83,650	434,980
Pinnacle Airlines Corp.*	4,497	3,688
Republic Airways Holdings, Inc.*	9,600	32,928
SkyWest, Inc.	22,500	283,275
US Airways Group, Inc.*	68,950	349,576

		1,245,212

Auto Components - 1.38%
China Automotive Systems, Inc.*	700	2,310
China XD Plastics Co., Ltd.*	16,000	85,440
Cooper Tire & Rubber Co.	24,550	343,945
Drew Industries, Inc.*	700	17,171
Exide Technologies*	35,800	94,154
Federal-Mogul Corp.*	5,200	76,700
Fuel Systems Solutions, Inc.*	700	11,543
Motorcar Parts of America, Inc.*+	350	2,625
Shiloh Industries, Inc.*	6,950	58,241
SORL Auto Parts, Inc.*	700	1,631
Spartan Motors, Inc.	12,150	58,442
Standard Motor Products, Inc.	9,200	184,460

Auto Components (continued)
Strattec Security Corp.	100	$1,995
Superior Industries International, Inc.	6,600	109,164
Tower International, Inc.*	6,400	68,736

		1,116,557

Automobiles - 0.01%
Winnebago Industries, Inc.*	1,000	7,380

Beverages - 0.33%
Coca-Cola Bottling Co. Consolidated	3,950	231,272
Cott Corp.*	350	2,191
MGP Ingredients, Inc.	650	3,276
National Beverage Corp.*	2,150	34,551

		271,290

Building Products - 0.28%
Gibraltar Industries, Inc.*	10,100	140,996
Griffon Corp.	2,950	26,933
Quanex Building Products Corp.	1,750	26,285
Universal Forest Products, Inc.	1,200	37,044

		231,258

Capital Markets - 1.17%
Calamos Asset
Management, Inc., Class A	700	8,757
CIFC Corp.*+	250	1,350
Cowen Group, Inc., Class A*	23,500	60,865
Edelman Financial Group, Inc.	1,000	6,570
GFI Group, Inc.	63,600	262,032
Gleacher & Co., Inc.*	49,500	83,160
INTL FCStone, Inc.*	5,650	133,170
Investment Technology Group, Inc.*	15,850	171,339
Oppenheimer Holdings, Inc., Class A	850	13,685
Piper Jaffray Cos.*	6,100	123,220
SWS Group, Inc.	12,400	85,188

		949,336

Chemicals - 2.13%
American Pacific Corp.*	3,900	29,757
American Vanguard Corp.	900	12,006
Arabian American Development Co.*	300	2,544

16	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Chemicals (continued)
China Green Agriculture, Inc.*	16,300	$48,900
Core Molding Technologies, Inc.*	4,800	38,688
Ferro Corp.*	31,000	151,590
Georgia Gulf Corp.*	17,300	337,177
Innospec, Inc.*	800	22,456
Koppers Holdings, Inc.	10,000	343,600
Kraton Performance Polymers, Inc.*	5,775	117,232
Material Sciences Corp.*	1,000	8,160
Minerals Technologies, Inc.	1,375	77,729
OM Group, Inc.*	1,900	42,541
Omnova Solutions, Inc.*	2,100	9,681
Penford Corp.*	4,850	24,686
PolyOne Corp.	7,250	83,738
Schulman (A.), Inc.	5,200	110,136
Shiner International, Inc.*	800	320
Spartech Corp.*	1,100	5,203
Stepan Co.	350	28,056
TOR Minerals International, Inc.*	200	3,132
TPC Group, Inc.*	6,775	158,061
Tredegar Corp.	2,800	62,216
Zep, Inc.	600	8,388

		1,725,997

Commercial Banks - 6.05%
1st Source Corp.	2,000	50,660
Access National Corp.	600	5,280
Ameris Bancorp*	1,400	14,392
Associated Banc-Corp.	15,100	168,667
BancFirst Corp.	1,300	48,802
BancorpSouth, Inc.+	41,300	455,126
Bank of Commerce Holdings	200	670
Banner Corp.	2,057	35,278
BBCN Bancorp, Inc.*	2,950	27,877
Boston Private Financial Holdings, Inc.	4,850	38,509
C&F Financial Corp.	189	5,027
Capital City Bank Group, Inc.	1,950	18,622
Cascade Bancorp*+	100	438
Citizens Republic Bancorp, Inc.*	19,400	221,160
CoBiz Financial, Inc.	2,200	12,694
Dearborn Bancorp, Inc.*	350	53
Enterprise Financial Services Corp.	550	8,140
First BanCorp*+	69,300	241,857

Commercial Banks (continued)
First Bancorp	1,600	$17,840
First Busey Corp.	5,950	29,750
First Commonwealth Financial Corp.	5,200	27,352
First Community Bancshares, Inc.	1,100	13,728
First Financial Bancorp	4,000	66,560
First Interstate Bancsystem, Inc.	2,900	37,787
First Merchants Corp.	3,500	29,645
First Midwest Bancorp, Inc.	5,100	51,663
Great Southern Bancorp, Inc.	5,550	130,924
Green Bankshares, Inc.*	350	441
Guaranty Bancorp*	2,900	4,263
Hanmi Financial Corp.*	2,362	17,479
Heartland Financial USA, Inc.	1,750	26,845
Horizon Bancorp	909	15,835
Independent Bank Corp.*	500	690
International Bancshares Corp.	5,900	108,176
Intervest Bancshares Corp., Class A*	4,000	10,920
Lakeland Bancorp, Inc.	1,900	16,378
Macatawa Bank Corp.*	12,550	28,614
MainSource Financial Group, Inc.	2,300	20,309
MB Financial, Inc.	3,500	59,850
Mercantile Bank Corp.*	500	4,900
Metro Bancorp, Inc.*	1,250	10,475
MetroCorp Bancshares, Inc.*	450	2,858
Middleburg Financial Corp.	400	5,700
NewBridge Bancorp*	800	3,096
Old Second Bancorp, Inc.*	5,800	7,714
PacWest Bancorp	2,400	45,480
Peapack Gladstone Financial Corp.	250	2,685
Peoples Bancorp, Inc.	4,850	71,828
Pinnacle Financial Partners, Inc.*	2,650	42,798
Porter Bancorp, Inc.	400	1,160
PremierWest Bancorp*	300	240
PrivateBancorp, Inc.	29,200	320,616
Renasant Corp.	1,700	25,500
Republic Bancorp, Inc., Class A	3,400	77,860
Savannah Bancorp, Inc. (The)*	200	990
SCBT Financial Corp.	1,300	37,713

www.bridgewayomni.com	17

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Commercial Banks (continued)
Seacoast Banking Corp. of Florida*	4,300	$6,536
Shore Bancshares, Inc.	50	258
Sierra Bancorp	450	3,960
Southwest Bancorp, Inc.*	1,200	7,152
State Bancorp, Inc.	550	6,710
StellarOne Corp.	2,000	22,760
Sun Bancorp, Inc.*	5,600	13,552
Susquehanna Bancshares, Inc.	57,100	478,498
Synovus Financial Corp.	347,700	490,257
Taylor Capital Group, Inc.*	11,087	107,766
Trico Bancshares	1,200	17,064
Union First Market Bankshares Corp.	3,200	42,528
United Community Banks, Inc.*+	32,770	229,062
Virginia Commerce Bancorp, Inc.*	4,000	30,920
VIST Financial Corp.	3,200	19,360
Webster Financial Corp.	6,500	132,535
WesBanco, Inc.	1,800	35,046
West Bancorporation, Inc.	1,100	10,538
Western Alliance Bancorp*	7,300	45,479
Wintrust Financial Corp.	17,000	476,850

		4,906,745

Commercial Services & Supplies - 4.76%
A.T. Cross Co., Class A*	550	6,204
ABM Industries, Inc.	25,900	534,058
American Reprographics Co.*	4,500	20,655
Brink’s Co. (The)	23,900	642,432
Casella Waste Systems, Inc., Class A*	2,950	18,880
Consolidated Graphics, Inc.*	2,950	142,426
Corrections Corp. of America*	2,300	46,851
Courier Corp.	550	6,452
Covanta Holding Corp.	11,900	162,911
Deluxe Corp.	27,500	625,900
EnergySolutions, Inc.*	14,600	45,114
Ennis, Inc.	1,600	21,328
G&K Services, Inc., Class A	1,350	39,298
Geo Group, Inc. (The)*	35,400	592,950
Guanwei Recycling Corp.*	200	162
HNI Corp.	3,500	91,350
Intersections, Inc.	1,450	16,080
KAR Auction Services, Inc.*	10,950	147,825
Kimball International, Inc., Class B	5,000	25,350

Commercial Services & Supplies (continued)
Metalico, Inc.*	32,600	$107,254
Multi-Color Corp.	550	14,152
Perma-Fix Environmental Services*	1,400	2,170
Schawk, Inc.	1,500	16,815
Standard Parking Corp.*	2,250	40,208
Standard Register Co. (The)	12,200	28,426
SYKES Enterprises, Inc.*	2,850	44,631
Team, Inc.*	1,250	37,187
TRC Cos., Inc.*	9,950	59,800
UniFirst Corp.	1,550	87,947
United Stationers, Inc.	6,100	198,616
Viad Corp.	2,200	38,456

		3,861,888

Communications Equipment - 0.76%
Arris Group, Inc.*	500	5,410
Bel Fuse, Inc., Class B	1,300	24,375
Black Box Corp.	8,200	229,928
Brocade Communications Systems, Inc.*	1,850	9,602
Comtech Telecommunications Corp.	9,300	266,166
Network Engines, Inc.*	200	192
Technical Communications Corp.	200	1,480
Tessco Technologies, Inc.	3,300	45,606
Tii Network Technologies, Inc.*	15,600	22,932
Westell Technologies, Inc., Class A*	3,200	7,104
Zoom Technologies, Inc.*	150	154
ZST Digital Networks, Inc.*	250	568

		613,517

Computers & Peripherals - 0.56%
Concurrent Computer Corp.*	300	1,137
Cray, Inc.*	10,300	66,641
Datalink Corp.*	350	2,891
Dot Hill Systems Corp.*	36,900	49,077
Hutchinson Technology, Inc.*	300	450
Imation Corp.*	13,800	79,074
Presstek, Inc.*	1,700	918
Xyratex, Ltd.	18,900	251,748

		451,936

Construction & Engineering - 1.41%
Argan, Inc.	150	2,282
Dycom Industries, Inc.*	6,850	143,302
EMCOR Group, Inc.	6,500	174,265

18	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Construction & Engineering (continued)
Great Lakes Dredge & Dock Corp.	11,800	$65,608
Layne Christensen Co.*	7,800	188,760
MasTec, Inc.*	5,500	95,535
Michael Baker Corp.*	350	6,863
MYR Group, Inc.*	1,300	24,882
Orion Marine Group, Inc.*	300	1,995
Pike Electric Corp.*	6,551	47,102
Primoris Services Corp.	21,300	318,009
Sterling Construction Co., Inc.*	5,050	54,388
Tutor Perini Corp.*	1,900	23,446

		1,146,437

Construction Materials - 0.01%
Headwaters, Inc.*	4,700	10,434

Consumer Finance - 1.27%
Advance America Cash Advance Centers, Inc.	23,900	213,905
Cash America International, Inc.	1,900	88,597
CompuCredit Holdings Corp.*	1,650	6,105
First Marblehead Corp. (The)*	4,650	5,440
Nelnet, Inc., Class A	25,900	633,773
White River Capital, Inc.	100	2,025
World Acceptance Corp.*	1,050	77,175

		1,027,020

Containers & Packaging - 1.02%
AEP Industries, Inc.*	1,200	33,780
Boise, Inc.	37,425	266,466
Graphic Packaging Holding Co.*	800	3,408
Mod-Pac Corp.*	598	4,001
Myers Industries, Inc.	14,750	182,015
Silgan Holdings, Inc.	2,000	77,280
Temple-Inland, Inc.	8,100	256,851
UFP Technologies, Inc.*	200	2,954

		826,755

Distributors - 0.19%
Amcon Distributing Co.	400	25,760
Core-Mark Holding Co., Inc.	850	33,660
Pool Corp.	2,300	69,230
VOXX International Corp.*	3,014	25,468

		154,118

Diversified Consumer Services - 2.15%
Bridgepoint Education, Inc.*+	3,400	$78,200
Cambium Learning Group, Inc.*	10,400	31,408
Career Education Corp.*	30,850	245,874
Carriage Services, Inc.	6,550	36,680
Coinstar, Inc.*+	4,900	223,636
Corinthian Colleges, Inc.*	950	2,062
CPI Corp.+	250	452
Education Management Corp.*+	8,550	239,315
ITT Educational Services, Inc.*+	2,250	128,002
Lincoln Educational Services Corp.	5,125	40,488
Mac-Gray Corp.	5,950	82,050
Regis Corp.	34,050	563,528
School Specialty, Inc.*	1,150	2,875
Universal Technical Institute, Inc.*	5,200	66,456

		1,741,026

Diversified Financial Services - 1.13%
Asset Acceptance Capital Corp.*	20,500	80,155
Asta Funding, Inc.	350	2,793
Gain Capital Holdings, Inc.	20,700	138,690
Interactive Brokers Group, Inc., Class A	18,150	271,161
PHH Corp.*	31,000	331,700
Primus Guaranty, Ltd.*	18,400	90,160
Resource America, Inc., Class A	700	3,332

		917,991

Diversified Telecommunication Services - 1.45%
Atlantic Tele-Network, Inc.	4,550	177,678
Cbeyond, Inc.*	10,250	82,102
Consolidated Communications Holdings, Inc.	2,300	43,815
General Communication, Inc., Class A*	21,400	209,506
HickoryTech Corp.	2,650	29,362
IDT Corp., Class B	9,100	85,358
Iridium Communications, Inc.*+	5,200	40,092
Lumos Networks Corp.	1,325	20,326
Multiband Corp.*	1,200	3,876

www.bridgewayomni.com	19

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Diversified Telecommunication Services (continued)
Premiere Global Services, Inc.*	6,000	$50,820
Primus Telecommunications Group, Inc.*	4,900	62,034
SureWest Communications	3,630	43,669
Windstream Corp.	27,807	326,454

		1,175,092

Electrical Equipment - 0.15%
Allied Motion Technologies, Inc.	250	1,410
China BAK Battery, Inc.*	2,950	1,829
General Cable Corp.*	2,000	50,020
Lihua International, Inc.+	4,300	20,468
New Energy Systems Group*	550	330
Powell Industries, Inc.*	350	10,948
SL Industries, Inc.*	400	6,480
Ultralife Corp.*	7,150	28,743

		120,228

Electronic Equipment, Instruments & Components - 4.89%
ADDvantage Technologies Group, Inc.*	300	642
Agilysys, Inc.*	13,800	109,710
Anixter International, Inc.*	50	2,982
Brightpoint, Inc.*	30,750	330,870
Celestica, Inc.*	850	6,230
DDi Corp.	4,200	39,186
GTSI Corp.*	150	630
IEC Electronics Corp.*	250	1,188
Insight Enterprises, Inc.*	29,880	456,865
Iteris, Inc.*	1,600	2,080
Kemet Corp.*	20,900	147,345
LoJack Corp.*	3,650	11,206
Multi-Fineline Electronix, Inc.*	7,300	150,015
NAM TAI Electronics, Inc.	150	796
PAR Technology Corp.*	550	2,150
PC Connection, Inc.	7,000	77,630
PC Mall, Inc.*	6,450	40,506
Plexus Corp.*	21,800	596,884
Power-One, Inc.*	4,950	19,354
Pulse Electronics Corp.	8,300	23,240
RadiSys Corp.*	800	4,048
RF Monolithics, Inc.*	300	324
Richardson Electronics, Ltd.	650	7,989
Sanmina-SCI Corp.*	52,400	487,844
SMTC Corp.*	4,750	13,158
SYNNEX Corp.*	19,700	600,062

Electronic Equipment, Instruments & Components (continued)
TTM Technologies, Inc.*	45,075	$494,022
Viasystems Group, Inc.*	13,984	236,609
Vishay Intertechnology, Inc.*	11,450	102,936
Wayside Technology Group, Inc.	100	1,215

		3,967,716

Energy Equipment & Services - 2.20%
Basic Energy Services, Inc.*	13,700	269,890
Cal Dive International, Inc.*	4,350	9,788
Energy Services of America Corp.*	400	1,076
ENGlobal Corp.*	900	1,899
Exterran Holdings, Inc.*+	25,500	232,050
Geokinetics, Inc.*	650	1,398
Global Geophysical Services, Inc.*	17,900	120,288
Helix Energy Solutions Group, Inc.*	7,000	110,600
Hercules Offshore, Inc.*	32,950	146,298
Hornbeck Offshore Services, Inc.*	900	27,918
Matrix Service Co.*	13,300	125,552
Mitcham Industries, Inc.*	350	7,644
Newpark Resources, Inc.*	350	3,325
North American Energy Partners, Inc.*	450	2,898
Parker Drilling Co.*	23,300	167,061
PHI, Inc.*	3,750	93,187
Pioneer Drilling Co.*	16,100	155,848
Tetra Technologies, Inc.*	22,100	206,414
TGC Industries, Inc.*	450	3,213
Union Drilling, Inc.*	14,000	87,360
Willbros Group, Inc.*	3,300	12,111

		1,785,818

Food & Staples Retailing - 2.49%
Andersons, Inc. (The)	7,100	309,986
Arden Group, Inc., Class A	956	86,050
Casey’s General Stores, Inc.	2,450	126,200
Ingles Markets, Inc., Class A	10,100	152,106
Nash Finch Co.	3,150	92,232
Pantry, Inc. (The)*	10,000	119,700
Pricesmart, Inc.	2,200	153,098
Ruddick Corp.	3,700	157,768
Spartan Stores, Inc.	6,500	120,250
SUPERVALU, Inc.	850	6,902
Susser Holdings Corp.*	7,650	173,043

20	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Food & Staples Retailing (continued)
Village Super Market, Inc., Class A	4,450	$126,602
Weis Markets, Inc.	10,000	399,400

		2,023,337

Food Products - 1.56%
B&G Foods, Inc.	2,400	57,768
Cal-Maine Foods, Inc.	1,400	51,198
Chiquita Brands International, Inc.*	9,800	81,732
Dole Food Co., Inc.*	41,550	359,408
Farmer Brothers Co.	400	3,056
Feihe International, Inc.*+	300	777
Fresh Del Monte Produce, Inc.	4,650	116,296
Imperial Sugar Co.	2,200	7,854
Inventure Foods, Inc.*	650	2,431
John B. Sanfilippo & Son, Inc.*	150	1,131
Omega Protein Corp.*	3,750	26,738
Overhill Farms, Inc.*	5,650	20,961
Pilgrim’s Pride Corp.*	850	4,896
Sanderson Farms, Inc.+	7,100	355,923
Seneca Foods Corp., Class A*	1,350	34,857
Snyders-Lance, Inc.	1,950	43,875
SunOpta, Inc.*	250	1,205
Westway Group, Inc.*	3,841	21,510
Zhongpin, Inc.*	8,500	72,420

		1,264,036

Health Care Equipment & Supplies - 0.42%
Angeion Corp.*	100	522
CryoLife, Inc.*	300	1,440
Greatbatch, Inc.*	1,400	30,940
Invacare Corp.	12,650	193,418
Medical Action Industries, Inc.*	150	784
RTI Biologics, Inc.*	10,000	44,400
Synergetics USA, Inc.*	300	2,214
Teleflex, Inc.	150	9,194
Theragenics Corp.*	18,250	30,660
Wright Medical Group, Inc.*	1,800	29,700

		343,272

Health Care Providers & Services - 5.12%
Addus HomeCare Corp.*	700	2,499
Advocat, Inc.	2,700	14,985
Alliance HealthCare Services, Inc.*	20,450	25,767
Almost Family, Inc.*	2,050	33,989

Health Care Providers & Services (continued)
Amedisys, Inc.*	12,250	$133,648
American Dental Partners, Inc.*	2,050	38,602
AMERIGROUP Corp.*	150	8,862
Amsurg Corp.*	11,100	289,044
BioScrip, Inc.*	9,500	51,870
Capital Senior Living Corp.*	300	2,382
CardioNet, Inc.*	14,700	34,839
Centene Corp.*	3,800	150,442
Chindex International, Inc.*	8,000	68,160
Cross Country Healthcare, Inc.*	7,200	39,960
Ensign Group, Inc. (The)	10,200	249,900
Five Star Quality Care, Inc.*	9,700	29,100
Gentiva Health Services, Inc.*	11,600	78,300
Hanger Orthopedic Group, Inc.*	850	15,886
Health Management Associates, Inc., Class A*	19,300	142,241
Healthways, Inc.*	6,421	44,048
Hooper Holmes, Inc.*	4,200	2,520
InfuSystems Holdings, Inc.*	700	1,113
Integramed America, Inc.*	350	2,748
Kindred Healthcare, Inc.*	21,750	255,997
LHC Group, Inc.*	9,250	118,678
Magellan Health Services, Inc.*	1,750	86,572
Medcath Corp.	700	5,103
Metropolitan Health Networks, Inc.*	1,916	14,313
Molina Healthcare, Inc.*	19,600	437,668
National Healthcare Corp.	850	35,615
PDI, Inc.*	5,200	33,540
PharMerica Corp.*	5,300	80,454
Providence Service Corp. (The)*	2,550	35,088
PSS World Medical, Inc.*	2,350	56,846
Select Medical Holdings Corp.*	68,250	578,760
Skilled Healthcare Group, Inc., Class A*	14,650	79,989
SRI/Surgical Express, Inc.*	50	212
Sunrise Senior Living, Inc.*+	34,900	226,152
Triple-S Management Corp., Class B*	9,500	190,190
U.S. Physical Therapy, Inc.	350	6,888
Universal American Corp.	22,525	286,293
WellCare Health Plans, Inc.*	3,100	162,750

		4,152,013

www.bridgewayomni.com	21

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Hotels, Restaurants & Leisure - 7.23%
Ameristar Casinos, Inc.	11,500	$198,835
Ark Restaurants Corp.	200	2,680
Benihana, Inc.*	18,545	189,715
Biglari Holdings, Inc.*	399	146,928
Bluegreen Corp.*	10,500	29,505
Bob Evans Farms, Inc.	17,225	577,727
Boyd Gaming Corp.*+	38,150	284,599
Caribou Coffee Co., Inc.*	11,300	157,635
Carrols Restaurant Group, Inc.*	7,825	90,535
CEC Entertainment, Inc.	8,500	292,825
Cracker Barrel Old Country Store, Inc.	11,600	584,756
DineEquity, Inc.*	8,575	361,951
Dover Downs Gaming & Entertainment, Inc.	800	1,712
Einstein Noah Restaurant Group, Inc.	6,050	95,711
Famous Dave’s of America, Inc.*	1,650	17,127
Frisch’s Restaurants, Inc.	2,400	46,848
Full House Resorts, Inc.*	1,550	4,076
Granite City Food & Brewery, Ltd.*	200	472
Great Wolf Resorts, Inc.*	10,350	30,015
Isle of Capri Casinos, Inc.*	16,350	76,354
Jack in the Box, Inc.*	24,550	513,095
Kona Grill, Inc.*	300	1,836
Luby’s, Inc.*	5,500	24,805
Marcus Corp.	8,800	110,968
Monarch Casino & Resort, Inc.*	500	5,095
MTR Gaming Group, Inc.*	9,900	18,513
Multimedia Games Holding Co., Inc.*	6,575	52,206
Nevada Gold & Casinos, Inc.*	7,000	8,050
O’Charleys, Inc.*	5,200	28,548
Papa John’s International, Inc.*	1,600	60,288
PF Chang’s China Bistro, Inc.	9,100	281,281
Pinnacle Entertainment, Inc.*	28,100	285,496
Red Lion Hotels Corp.*	650	4,504
Red Robin Gourmet Burgers, Inc.*	5,250	145,425
Ruby Tuesday, Inc.*	34,500	238,050
Ruth’s Hospitality Group, Inc.*	8,750	43,488
Scientific Games Corp., Class A*	42,150	408,855

Hotels, Restaurants & Leisure (continued)
Sonic Corp.*	19,850	$133,590
Speedway Motorsports, Inc.	1,950	29,894
Universal Travel Group*Δ+	700	1,862
Vail Resorts, Inc.	2,500	105,900
Wendy’s Co. (The)	32,250	172,860

		5,864,615

Household Durables - 0.73%
American Greetings Corp., Class A	12,950	162,004
Bassett Furniture Industries, Inc.	400	2,996
Beazer Homes USA, Inc.*+	1,900	4,712
Blyth, Inc.	250	14,200
Brookfield Residential Properties, Inc.*	764	5,967
Comstock Homebuilding Cos., Inc., Class A*	700	728
CSS Industries, Inc.	1,950	38,844
Emerson Radio Corp.*	700	1,113
Ethan Allen Interiors, Inc.	5,800	137,518
Flexsteel Industries, Inc.	150	2,076
Furniture Brands International, Inc.*	1,400	1,722
Kid Brands, Inc.*	700	2,212
La-Z-Boy, Inc.*	4,300	51,170
Libbey, Inc.*	8,305	105,806
Lifetime Brands, Inc.	2,350	28,529
Meritage Homes Corp.*	850	19,712
Ryland Group, Inc. (The)+	150	2,364
Universal Electronics, Inc.*	600	10,122

		591,795

Household Products - 0.16%
Central Garden & Pet Co., Class A*	14,000	116,480
Oil-Dri Corp. of America	450	9,108
Orchids Paper Products Co.	50	910

		126,498

Independent Power Producers & Energy Traders - 0.09%
Genie Energy, Ltd., Class B	9,100	72,163

Insurance - 7.16%
American Equity Investment Life Holding Co.	24,850	258,440
American Safety Insurance Holdings, Ltd.*	2,050	44,588
Argo Group International Holdings, Ltd.	800	23,168

22	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Insurance (continued)
Aspen Insurance Holdings, Ltd.	5,150	$136,475
Baldwin & Lyons, Inc., Class B	850	18,530
Citizens, Inc.*	3,900	37,791
CNO Financial Group, Inc.*	17,600	111,056
Crawford & Co., Class B	2,350	14,476
EMC Insurance Group, Inc.	2,850	58,624
Endurance Specialty Holdings, Ltd.	5,800	221,850
FBL Financial Group, Inc., Class A	15,866	539,761
First American Financial Corp.	9,575	121,315
Flagstone Reinsurance Holdings SA	28,500	236,265
Hallmark Financial Services*	4,000	27,960
Harleysville Group, Inc.	2,100	118,797
Homeowners Choice, Inc.	4,000	32,040
Horace Mann Educators Corp.	23,050	316,016
Independence Holding Co.	7,100	57,723
Infinity Property & Casualty Corp.	3,600	204,264
Maiden Holdings, Ltd.	37,550	328,938
Meadowbrook Insurance Group, Inc.	11,250	120,150
Montpelier Re Holdings, Ltd.	4,450	78,988
National Financial Partners Corp.*	13,610	184,007
National Interstate Corp.	1,200	29,604
National Western Life Insurance Co., Class A	1,050	142,968
Navigators Group, Inc. (The)*	1,250	59,600
Protective Life Corp.	6,100	137,616
SeaBright Holdings, Inc.	5,200	39,780
Selective Insurance Group, Inc.	26,300	466,299
StanCorp Financial Group, Inc.	1,600	58,800
State Auto Financial Corp.	18,350	249,376
Stewart Information Services Corp.	1,450	16,748
Symetra Financial Corp.	69,750	632,633
Tower Group, Inc.	20,050	404,408
United Fire & Casualty Co.	12,500	252,250
Universal Insurance Holdings, Inc.	8,350	29,893

		5,811,197

Internet & Catalog Retail - 0.32%
1-800-Flowers.com, Inc., Class A*	23,200	$51,040
dELiA*s, Inc.*	14,700	14,994
Nutrisystem, Inc.	900	11,637
Orbitz Worldwide, Inc.*	38,450	144,572
Overstock.com, Inc.*	4,600	36,064

		258,307

Internet Software & Services - 0.66%
Earthlink, Inc.	49,000	315,560
EasyLink Services International Corp., Class A*	1,000	3,980
InfoSpace, Inc.*	1,650	18,133
Internap Network Services Corp.*	600	3,564
Inuvo, Inc.*	200	142
Local.com Corp.*+	600	1,284
Looksmart, Ltd.*	600	774
ModusLink Global Solutions, Inc.	150	810
United Online, Inc.	35,300	192,032

		536,279

IT Services - 3.39%
Acxiom Corp.*	31,800	388,278
Analysts International Corp.*	4,300	23,994
Broadridge Financial Solutions, Inc.	10,800	243,540
CACI International, Inc., Class A*	2,200	123,024
Cardtronics, Inc.*	1,100	29,766
CIBER, Inc.*	27,401	105,768
Convergys Corp.*	22,575	288,283
CSG Systems International, Inc.*	1,600	23,536
DST Systems, Inc.	250	11,380
Dynamics Research Corp.*	2,050	23,247
Edgewater Technology, Inc.*	5,500	15,125
Euronet Worldwide, Inc.*	2,350	43,428
Global Cash Access Holdings, Inc.*	11,950	53,178
Hackett Group, Inc. (The)*	2,800	10,472
Heartland Payment Systems, Inc.	1,600	38,976
Information Services Group, Inc.*	350	360
Lender Processing Services, Inc.	18,700	281,809

www.bridgewayomni.com	23

Bridgeway Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
IT Services (continued)
Lionbridge Technologies, Inc.*	2,750	$6,298
Mantech International Corp., Class A	20,100	627,924
NCI, Inc., Class A*	9,700	113,005
Online Resources Corp.*	9,774	23,653
Pfsweb, Inc.*	450	1,480
PRGX Global, Inc.*	800	4,760
StarTek, Inc.*	3,050	5,856
Stream Global Services, Inc.*	13,155	43,543
TeleTech Holdings, Inc.*	4,150	67,230
Tier Technologies, Inc.*	600	2,616
TNS, Inc.*	8,700	154,164

		2,754,693

Leisure Equipment & Products - 1.10%
Arctic Cat, Inc.*	450	10,148
Brunswick Corp.	38,400	693,504
Callaway Golf Co.	250	1,383
Escalade, Inc.	300	1,332
Jakks Pacific, Inc.	5,500	77,605
Johnson Outdoors, Inc., Class A*	3,950	60,632
Smith & Wesson Holding Corp.*	4,117	17,950
Steinway Musical Instruments, Inc.*	450	11,268
Sturm Ruger & Co., Inc.	450	15,057

		888,879

Life Sciences Tools & Services - 0.08%
Affymetrix, Inc.*	5,800	23,722
Bioanalytical Systems, Inc.*	100	125
Cambrex Corp.*	5,800	41,644
Harvard Bioscience, Inc.*	700	2,709

		68,200

Machinery - 1.48%
Alamo Group, Inc.	550	14,812
Albany International Corp., Class A	9,200	212,704
Ampco-Pittsburgh Corp.	3,700	71,558
Briggs & Stratton Corp.	21,450	332,260
Cleantech Solutions International, Inc.*	250	78
Federal Signal Corp.*	2,900	12,035
Greenbrier Cos., Inc.*	100	2,428
Hardinge, Inc.	400	3,220
Harsco Corp.	6,300	129,654

Machinery (continued)
Hurco Cos., Inc.*	200	$4,200
John Bean Technologies Corp.	1,820	27,973
Key Technology, Inc.*	300	3,882
L.S. Starrett Co., Class A (The)	2,650	34,052
LB Foster Co., Class A	1,750	49,507
Lydall, Inc.*	550	5,220
MFRI, Inc.*	200	1,388
Miller Industries, Inc.	150	2,359
Mueller Water Products, Inc., Class A	7,200	17,568
NACCO Industries, Inc., Class A	1,350	120,447
NN, Inc.*	3,100	18,600
Sauer-Danfoss, Inc.*	2,950	106,820
Trimas Corp.*	1,600	28,720
WSI Industries, Inc.	100	550
Xerium Technologies, Inc.*	150	981

		1,201,016

Marine - 0.08%
Danaos Corp.*	1,250	4,188
Eagle Bulk Shipping, Inc.*	1,650	1,554
Excel Maritime Carriers, Ltd.*+	3,900	5,655
Genco Shipping & Trading, Ltd.*+	450	3,042
Global Ship Lease, Inc., Class A*	200	362
Horizon Lines, Inc., Class A*	248	1,079
International Shipholding Corp.	1,450	27,100
Navios Maritime Holdings, Inc.	400	1,428
Rand Logistics, Inc.*	300	1,953
Star Bulk Carriers Corp.	650	579
Ultrapetrol Bahamas, Ltd.*+	6,000	17,880

		64,820

Media - 3.61%
AH Belo Corp., Class A	700	3,325
Beasley Broadcasting Group, Inc., Class A*	8,129	25,688
Belo Corp., Class A	4,750	29,925
Carmike Cinemas, Inc.*	450	3,096
ChinaNet Online Holdings, Inc.*	600	648
Cinemark Holdings, Inc.	1,650	30,508
Dex One Corp.*+	600	996

24	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Media (continued)
E.W. Scripps Co., Class A (The)*	14,600	$116,946
Entercom Communications Corp., Class A*	16,350	100,552
Entravision Communications Corp., Class A	36,350	56,706
Fisher Communications, Inc.*	50	1,442
Gray Television, Inc.*	19,450	31,509
Harris Interactive, Inc.*	600	336
Harte-Hanks, Inc.	18,550	168,620
Journal Communications, Inc., Class A*	23,950	105,380
Knology, Inc.*	9,400	133,480
Lee Enterprises, Inc.*+	4,050	2,875
McClatchy Co., Class A (The)*+	32,950	78,750
Media General, Inc., Class A*+	800	3,256
Meredith Corp.+	20,000	653,000
Navarre Corp.*	17,900	27,566
New York Times Co., Class A (The)*	60,550	468,051
Radio One, Inc., Class D*+	21,650	21,650
Reading International, Inc., Class A*	9,900	41,976
Saga Communications, Inc., Class A*	1,752	65,490
Scholastic Corp.	13,800	413,586
Valassis Communications, Inc.*	17,700	340,371

		2,925,728

Metals & Mining - 1.34%
A.M. Castle & Co.*	4,500	42,570
China Gerui Advanced Materials Group, Ltd.*	500	1,675
Friedman Industries, Inc.	3,500	36,575
Horsehead Holding Corp.*	8,900	80,189
Noranda Aluminum Holding Corp.	35,600	293,700
Schnitzer Steel Industries, Inc., Class A	12,400	524,272
Sutor Technology Group, Ltd.*	450	491
Worthington Industries, Inc.	6,700	109,746

		1,089,218

Multiline Retail - 0.42%
Bon-Ton Stores, Inc. (The)+	9,250	31,172
Duckwall-ALCO Stores, Inc.*	200	1,670

Multiline Retail (continued)
Fred’s, Inc., Class A	16,250	$236,925
Saks, Inc.*+	7,450	72,638
Tuesday Morning Corp.*	450	1,553

		343,958

Oil, Gas & Consumable Fuels - 4.42%
Adams Resources & Energy, Inc.	400	11,592
Alon USA Energy, Inc.	23,000	200,330
Barnwell Industries, Inc.*	300	810
BioFuel Energy Corp.*	350	238
Callon Petroleum Co.*	1,750	8,698
China North East Petroleum Holdings, Ltd.*+	300	615
Cloud Peak Energy, Inc.*	29,700	573,804
Crimson Exploration, Inc.*	11,200	32,032
Crosstex Energy, Inc.	11,500	145,360
CVR Energy, Inc.*	2,950	55,254
Delek US Holdings, Inc.	22,900	261,289
Double Eagle Petroleum Co.*	250	1,720
Equal Energy, Ltd.*	300	1,347
Frontline, Ltd.+	4,500	19,305
GeoMet, Inc.*	1,850	1,720
GMX Resources, Inc.*+	15,700	19,625
Green Plains Renewable Energy, Inc.*	950	9,272
James River Coal Co.*+	21,500	148,780
L&L Energy, Inc.*	1,100	2,849
Longwei Petroleum Investment Holding, Ltd.*	73,100	95,030
Patriot Coal Corp.*	38,300	324,401
PostRock Energy Corp.*	12,000	33,720
PrimeEnergy Corp.*	200	4,518
RAM Energy Resources, Inc.*	3,650	11,424
REX American Resources Corp.*	1,850	40,904
SemGroup Corp., Class A*	18,700	487,322
SMF Energy Corp.	300	858
StealthGas, Inc.*	200	772
Stone Energy Corp.*	16,000	422,080
Tsakos Energy Navigation, Ltd.	500	2,390
USEC, Inc.*	2,950	3,363
W&T Offshore, Inc.	5,300	112,413
Western Refining, Inc.*	41,500	551,535

		3,585,370

Paper & Forest Products - 1.17%
Buckeye Technologies, Inc.	1,800	60,192

www.bridgewayomni.com	25

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Paper & Forest Products (continued)
Clearwater Paper Corp.*	9,500	$338,295
KapStone Paper & Packaging Corp.*	9,675	152,284
Mercer International, Inc.*	15,050	91,805
Neenah Paper, Inc.	3,100	69,192
Orient Paper, Inc.*+	6,150	19,988
PH Glatfelter Co.	9,200	129,904
Verso Paper Corp.*	2,450	2,352
Wausau Paper Corp.	9,850	81,361

		945,373

Personal Products - 0.32%
China Sky One Medical, Inc.*+	150	148
Elizabeth Arden, Inc.*	1,700	62,968
Inter Parfums, Inc.	1,400	21,784
Natural Alternatives International, Inc.*	50	441
Nutraceutical International Corp.*	2,550	28,866
Parlux Fragrances, Inc.*	700	3,570
Physicians Formula Holdings, Inc.*	350	1,120
USANA Health Sciences, Inc.*+	4,700	142,739

		261,636

Pharmaceuticals - 0.08%
Biostar Pharmaceuticals, Inc.*	700	434
China Shenghuo Pharmaceutical Holdings, Inc.*	700	238
Cornerstone Therapeutics, Inc.*	900	5,040
Par Pharmaceutical Cos., Inc.*	1,700	55,641
Tianyin Pharmaceutical Co., Inc.*	300	177

		61,530

Professional Services - 1.08%
Barrett Business Services, Inc.	900	17,964
CBIZ, Inc.*+	5,275	32,230
Dolan Co. (The)*	3,000	25,560
FTI Consulting, Inc.*	3,400	144,228
GP Strategies Corp.*	650	8,762
Heidrick & Struggles International, Inc.	1,050	22,617
Huron Consulting Group, Inc.*	1,700	65,858

Professional Services (continued)
ICF International, Inc.*	2,200	$54,516
Insperity, Inc.	6,700	169,845
Kelly Services, Inc., Class A	8,800	120,384
Kforce, Inc.*	8,200	101,106
National Technical Systems, Inc.*	150	938
Navigant Consulting, Inc.*	2,300	26,243
On Assignment, Inc.*	2,800	31,304
RCM Technologies, Inc.*	400	2,072
TrueBlue, Inc.*	3,400	47,192
VSE Corp.	330	8,012

		878,831

Real Estate Management & Development - 0.00%
China Housing & Land
Development, Inc.*	350	347
FirstService Corp.*	100	2,649

		2,996

Road & Rail - 2.62%
Amerco, Inc.	6,700	592,280
Arkansas Best Corp.	8,500	163,795
Avis Budget Group, Inc.*	49,700	532,784
Celadon Group, Inc.	4,400	51,964
Con-way, Inc.	7,100	207,036
Covenant Transportation Group, Inc., Class A*	2,950	8,762
Frozen Food Express Industries*	650	838
Marten Transport, Ltd.	8,644	155,506
P.A.M. Transportation Services, Inc.*	250	2,375
RailAmerica, Inc.*	4,600	68,494
Saia, Inc.*	3,150	39,312
Swift Transportation Co.*	24,000	197,760
Universal Truckload Services, Inc.	5,765	104,635
USA Truck, Inc.*	450	3,478

		2,129,019

Semiconductors & Semiconductor Equipment - 2.14%
Advanced Energy Industries, Inc.*	11,800	126,614
Amkor Technology, Inc.*	86,600	377,576
Amtech Systems, Inc.*	500	4,255
DSP Group, Inc.*	5,200	27,092
GT Advanced Technologies, Inc.*+	50,800	367,792
inTEST Corp.*	1,950	5,421
Kulicke & Soffa Industries, Inc.*	24,700	228,475

26	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
LTX-Credence Corp.*	3,400	$18,190
MEMC Electronic Materials, Inc.*	3,500	13,790
Mindspeed Technologies, Inc.*+	850	3,893
OmniVision Technologies, Inc.*	25,600	313,216
Photronics, Inc.*	37,500	228,000
Pixelworks, Inc.*	450	1,093
Ramtron International Corp.*	900	1,755
Sigma Designs, Inc.*	2,700	16,200
SunPower Corp.*+	408	2,542

		1,735,904

Software - 0.32%
Bsquare Corp.*	4,700	16,074
Cinedigm Digital Cinema Corp., Class A*	2,200	3,036
GSE Systems, Inc.*	250	488
Net 1 UEPS Technologies, Inc.*	15,700	120,419
QAD, Inc., Class B*	150	1,552
Rosetta Stone, Inc.*+	700	5,341
Take-Two Interactive Software, Inc.*	2,150	29,132
TeleCommunication Systems, Inc., Class A*	35,000	82,250

		258,292

Specialty Retail - 8.64%
Aeropostale, Inc.*	40,750	621,438
ANN, Inc.*	9,100	225,498
Appliance Recycling Centers of America, Inc.*	4,300	21,199
Asbury Automotive Group, Inc.*	16,075	346,577
Barnes & Noble, Inc.*+	33,600	486,528
Big 5 Sporting Goods Corp.	700	7,308
Books-A-Million, Inc.+	550	1,314
Brown Shoe Co., Inc.	25,150	223,835
Build-A-Bear Workshop, Inc.*	3,800	32,148
Cabela’s, Inc.*	250	6,355
Casual Male Retail Group, Inc.*	31,500	107,730
Cato Corp., Class A (The)	1,000	24,200
Charming Shoppes, Inc.*	50,200	245,980
Childrens Place Retail Stores, Inc. (The)*	10,800	573,696
Christopher & Banks Corp.	1,650	3,861
Citi Trends, Inc.*	50	439
Collective Brands, Inc.*	30,400	436,848

Specialty Retail (continued)
Conn’s, Inc.*+	6,200	$68,820
Cost Plus, Inc.*	4,225	41,194
Destination Maternity Corp.	2,028	33,908
Express, Inc.*	350	6,979
Finish Line, Inc., Class A (The)	2,450	47,248
Genesco, Inc.*	1,800	111,132
Group 1 Automotive, Inc.	12,200	631,960
Hastings Entertainment, Inc.*	250	400
Haverty Furniture Cos., Inc.	5,000	54,900
hhgregg, Inc.*+	15,950	230,478
Hot Topic, Inc.	28,050	185,410
Kirkland’s, Inc.*	3,900	51,870
MarineMax, Inc.*	800	5,216
Men’s Wearhouse, Inc. (The)	2,450	79,405
Midas, Inc.*	450	3,866
New York & Co., Inc.*	26,300	69,958
Office Depot, Inc.*	12,800	27,520
OfficeMax, Inc.*	3,950	17,933
Pacific Sunwear of California, Inc.*	3,050	5,216
Pep Boys-Manny, Moe & Jack (The)	24,450	268,950
Pier 1 Imports, Inc.*	5,450	75,918
RadioShack Corp.	62,550	607,360
Select Comfort Corp.*	2,550	55,310
Shoe Carnival, Inc.*	450	11,565
Sonic Automotive, Inc., Class A+	24,650	365,066
Stage Stores, Inc.	10,100	140,289
Stein Mart, Inc.*	8,900	60,609
Systemax, Inc.*	11,000	180,510
TravelCenters of America LLC*	650	2,762
West Marine, Inc.*	8,079	93,959
Wet Seal, Inc., Class A (The)*	31,450	102,527
Zale Corp.*	1,500	5,715

		7,008,907

Textiles, Apparel & Luxury Goods - 0.90%
American Apparel, Inc.*	1,800	1,296
Culp, Inc.*	5,650	48,138
Delta Apparel, Inc.*	250	4,772
Jones Group, Inc. (The)	36,400	384,020
Kenneth Cole Productions, Inc., Class A*	650	6,883
Lacrosse Footwear, Inc.	150	1,893
Lakeland Industries, Inc.*	200	1,850

www.bridgewayomni.com	27

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2011 (Unaudited)

Industry Company	Shares Value Industry Company Shares Value

Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Liz Claiborne, Inc.*+	2,450	$21,144
Movado Group, Inc.	2,300	41,791
Oxford Industries, Inc.	550	24,816
Perry Ellis International, Inc.*	450	6,399
Quiksilver, Inc.*	43,100	155,591
R.G. Barry Corp.	400	4,832
Rocky Brands, Inc.*	3,150	28,413

		731,838

Thrifts & Mortgage Finance - 0.98%
Astoria Financial Corp.	49,600	421,104
Bank Mutual Corp.	32,000	101,760
BankAtlantic Bancorp, Inc., Class A*	590	1,994
Beacon Federal Bancorp, Inc.	200	2,774
Doral Financial Corp.*	56,100	53,632
First Defiance Financial Corp.	1,250	18,238
First Federal Bancshares of
Arkansas, Inc.*+	1,240	5,357
First Financial Holdings, Inc.	1,450	12,948
First Financial Northwest, Inc.*	200	1,178
First Pactrust Bancorp, Inc.	100	1,025
Flushing Financial Corp.	2,700	34,101
Indiana Community Bancorp	1,500	21,945
Meta Financial Group, Inc.	300	4,860
NASB Financial, Inc.*	500	5,355
Parkvale Financial Corp.	300	7,374
Provident Financial Holdings, Inc.	5,400	50,436
Pulaski Financial Corp.+	800	5,688
Radian Group, Inc.	7,900	18,486
Riverview Bancorp, Inc.*	600	1,422
Timberland Bancorp, Inc.*	200	770
Tree.com, Inc.*	4,900	27,391

		797,838

Trading Companies & Distributors - 2.32%
Aceto Corp.	13,900	95,910
AerCap Holdings NV*	600	6,774
AeroCentury Corp.*	200	1,254
Aircastle, Ltd.	32,700	415,944
Applied Industrial Technologies, Inc.	2,150	75,615
Beacon Roofing Supply, Inc.*	9,200	186,116
China Armco Metals, Inc.*	500	145
DXP Enterprises, Inc.*	450	14,490
GATX Corp.	3,000	130,980
Interline Brands, Inc.*	6,750	105,098

Trading Companies & Distributors (continued)
KSW, Inc.	2,800	$9,324
Rush Enterprises, Inc., Class A*	10,700	223,844
United Rentals, Inc.*+	20,875	616,856
Willis Lease Finance Corp.*	250	2,975

		1,885,325

Wireless Telecommunication Services - 0.63%
Leap Wireless International, Inc.*+	32,400	300,996
NTELOS Holdings Corp.	1,325	27,003
Shenandoah Telecommunications Co.	15,700	164,536
USA Mobility, Inc.	1,300	18,031

		510,566

TOTAL COMMON STOCKS - 99.39%		80,646,685

(Cost $81,086,085)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.59%
BlackRock FedFund	0.01%	477,633	477,633

TOTAL MONEY MARKET FUND - 0.59%			477,633

(Cost $477,633)

TOTAL INVESTMENTS - 99.98%			$81,124,318
(Cost $81,563,718)
Other Assets in Excess of Liabilities - 0.02%			16,756

NET ASSETS - 100.00%			$81,141,074

*	Non-income producing security.
^	Rate disclosed as of December 31, 2011.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $4,908,851 at December 31, 2011.

LLC - Limited Liability Company

28	Semi-Annual Report | December 31, 2011 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2011 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$80,644,823	$—	$1,862	$80,646,685
Money Market Fund	—	477,633	—	477,633

TOTAL	$80,644,823	$477,633	$1,862	$81,124,318

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2011	$10,070	$10,070
Purchases	—	—
Sales	(2,970)	(2,970)
Realized gain/(loss)[1]	(17,605)	(17,605)
Change in unrealized appreciation/ (depreciation)[2]	12,367	12,367
Transfers in3	—	—
Transfers out	—	—

Balance as of 12/31/2011	$1,862	$1,862

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2011[2]	$ (384)	$ (384)

1Realized gain/(loss) from Level 3 securities is included on the Statements of Operations in the Realized Gain (Loss) on Investments.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

3Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

The security in the table above was considered a Level 3 security because it was fair valued under procedures adopted by the Board of Directors at December 31, 2011. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

See Notes to Financial Statements.

www.bridgewayomni.com	29

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$81,284,641	$81,124,318
Receivables:
Portfolio securities sold	47,969	3,317
Fund shares sold	68,144	482,064
Dividends and interest	61,138	76,805
Prepaid expenses	1,870	29,426
Total assets	81,463,762	81,715,930

LIABILITIES
Payables:
Portfolio securities purchased	72,115	533,397
Due to custodian	9,230	-
Accrued Liabilities:
Investment advisory fees	16,791	17,028
Administration fees	2,516	2,423
Other	36,909	22,008
Total liabilities	137,561	574,856
NET ASSETS	$81,326,201	$81,141,074

NET ASSETS REPRESENT
Paid-in capital	$75,383,510	$82,759,646
Undistributed (distributions in excess of) net investment income	8,001	(6,398)
Accumulated net realized gain (loss) on investments	232,325	(1,172,774)
Net unrealized appreciation (depreciation) on investments	5,702,365	(439,400)
NET ASSETS	$81,326,201	$81,141,074
Shares of common stock outstanding of $.001 par value*	7,853,390	8,625,364
Net asset value per share	$ 10.36	$ 9.41
Total investments at cost	$75,582,276	$81,563,718

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2011 (Unaudited)

STATEMENTS OF OPERATIONS

Period Ended December 31, 2011 (Unaudited)

	Omni Small-Cap Value[1]	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$ 328,967	$ 406,607
Securities lending.	23,834	82,067
Total Investment Income	352,801	488,674
EXPENSES
Investment advisory fees	105,376	141,957
Administration fees.	8,496	11,361
Accounting fees	27,085	41,929
Transfer agent fees	7,537	6,352
Professional fees	9,193	11,938
Custody fees	15,921	10,272
Blue sky fees	4,975	7,481
Directors’ and officers’ fees	3,902	4,748
Shareholder servicing fees	3,907	2,288
Reports to shareholders	2,828	3,481
Miscellaneous expenses	2,802	5,944
Total Expenses	192,022	247,751
Less investment advisory fees waived.	(52,785)	(77,307)
Less other fees waived.	(12,766)	-
Net Expenses	126,471	170,444
NET INVESTMENT INCOME	226,330	318,230
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	232,325	(1,144,611)
Net Realized Gain (Loss)	232,325	(1,144,611)
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,702,365	(876,203)
Net Change in Unrealized Appreciation (Depreciation)	5,702,365	(876,203)
Net Realized and Unrealized Gain (Loss) on Investments	5,934,690	(2,020,814)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,161,020	$(1,702,584)

[1]	For the period August 31, 2011 (commencement of operations) through December 31, 2011.

See Notes to Financial Statements.

www.bridgewayomni.com	31

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
	For the Period August 31, 2011[1] through December 31, 2011	Six Months Ended December 31, 2011	For the Period December 31, 2010[1] through June 30, 2011
	(Unaudited)	(Unaudited)
OPERATIONS
Net investment income	$ 226,330	$ 318,230	$ 57,746
Net realized loss on investments	232,325	(1,144,611)	(28,163)
Net change in unrealized appreciation (depreciation) on investments	5,702,365	(876,203)	436,803
Net increase (decrease) in net assets resulting from operations	6,161,020	(1,702,584)	466,386
DISTRIBUTIONS:
From net investment income.	(218,329)	(379,007)	-
Net decrease in net assets resulting from distributions	(218,329)	(379,007)	-
SHARE TRANSACTIONS:
Proceeds from sale of shares	79,628,800	60,437,642	39,874,315
Reinvestment of distributions	218,329	379,007	-
Cost of shares redeemed	(4,463,619)	(15,538,704)	(2,395,981)
Net increase in net assets resulting from share transactions	75,383,510	45,277,945	37,478,334
Net increase in net assets	81,326,201	43,196,354	37,944,720
NET ASSETS:
Beginning of period	-	37,944,720	-
End of period*	$81,326,201	$81,141,074	$37,944,720
SHARES ISSUED & REDEEMED
Issued	8,288,223	6,764,054	3,784,388
Distributions reinvested	21,943	41,833	-
Redeemed	(456,776)	(1,733,069)	(231,842)
Net increase in shares	7,853,390	5,072,818	3,552,546
Outstanding at beginning of period	-	3,552,546	-
Outstanding at end of period	7,853,390	8,625,364	3,552,546

* Including undistributed (distributions in excess of) net investment income of:	$ 8,001	$ (6,398)	$ 54,379

1Commencement of operations.

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2011 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgewayomni.com	33

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

OMNI SMALL-CAP VALUE

Period Ended December 31, 2011 (Unaudited)(c)	10.00	0.04	0.35	0.39

OMNI TAX-MANAGED SMALL-CAP VALUE

Period Ended December 31, 2011 (Unaudited)	$10.68	$0.05	$(1.27)	$(1.22)
Period Ended June 30, 2011(e)	10.00	0.03	0.65	0.68

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Commenced operations on August 31, 2011.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Commenced operations on December 31, 2010.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2011 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income (Loss) After Waivers and Reimbursements(b)	Portfolio Turnover Rate

-	(0.03)	(0.03)	10.36	3.89	%(d)	81,326	0.91%	0.60%	1.07%	3%

$-	$(0.05)	$(0.05)	$ 9.41	(11.43	%)(d)	$81,141	0.87%	0.60%	1.12%	23%
-	-	-	10.68	6.80	%(d)	37,945	1.56%	0.60%	0.57%	7%

www.bridgewayomni.com	35

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 14 investment funds as of December 31, 2011 (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) commenced operations on August 31, 2011 and December 31, 2010, respectively, and are presented in this report.

Bridgeway is authorized to issue 2,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund. All shares outstanding currently represent Class N shares.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

36	Semi-Annual Report | December 31, 2011 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

— Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments.

— Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2011 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2011, there were no transfers between Level 1 and Level 2 for any of the Funds.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRSs. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04, and its impact on the financial statements has not been determined.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the

www.bridgewayomni.com	37

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2011, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Omni Small-Cap Value	$4,055,401	$4,188,259
Omni Tax-Managed Small-Cap Value	4,908,851	5,076,758

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2011, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Board of Directors and sole initial shareholder approved an expense limitation beginning on August 31, 2011 for the Omni Small-Cap Value Fund. The Board of Directors and sole initial shareholder approved an expense limitation beginning on December 31, 2010 for the Omni Tax-Managed Small-Cap Value Fund. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2011. Such expense limitations and total reimbursements for the period ended December 31, 2011, are shown in the following table:

38	Semi-Annual Report | December 31, 2011 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/11

Omni Small-Cap Value*	0.60%	$52,785
Omni Tax-Managed Small-Cap Value*	0.60%	77,307
*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Funds to exceed the expense limitation in the agreement.

Other Waivers and Reimbursements: BNY Mellon Asset Servicing, the Funds’ accounting agent and transfer agent, at its discretion, voluntarily waived a portion of its accounting and transfer agent fees for the Omni Small-Cap Value Fund. For the period ended December 31, 2011, BNY Mellon Asset Servicing waived $9,766 in accounting fees and $3,000 in transfer agent fees for the Omni Small-Cap Value Fund.

Other Related Party Transactions: On occasion, the Bridgeway Funds will engage in inter-portfolio trades between funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2011 were as follows:

Bridgeway Fund	Inter-portfolio Purchases	Inter-portfolio Sales

Omni Small-Cap Value	$524,180	$ -
Omni Tax-Managed Small-Cap Value	595,664	-

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments. During the period ended December 31, 2011, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $8,496 and $11,361, respectively.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

www.bridgewayomni.com	39

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2011 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$77,180,970	$ -	$ 1,829,683
Omni Tax-Managed Small-Cap Value	-	57,949,877	-	13,226,769

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies and distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2011, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 9,123,258	$ 6,171,867
Gross depreciation (excess of tax cost over value)	(3,420,893)	(6,655,169)
Net unrealized appreciation (depreciation)	$ 5,702,365	$ (483,302)
Cost of investments for income tax purposes	$75,582,276	$81,607,620

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The Omni Small-Cap Value Fund commenced operations on August 31, 2011 and the Omni Tax-Managed Small-Cap Value Fund commenced operations on December 31, 2010. There were no cash distributions paid during the period ended June 30, 2011.

Components of Accumulated Earnings (Deficit) As of June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were:

Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 54,379
Accumulated Net Realized Loss on Investments*	(20,954)
Net Unrealized Appreciation of Investments	429,594
Total	$463,019

*	Includes losses incurred from commencement, December 31, 2010, through June 30, 2011, which the Omni Tax-Managed Small-Cap Value Fund has

40	Semi-Annual Report | December 31, 2011 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011 (Unaudited)

elected to defer to its fiscal year ending June 30, 2012. Post October Losses - Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Omni Tax-Managed Small-Cap Value Fund has deferred post October losses of $20,954.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective
November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until November 2, 2012. Advances under the Facility are limited to $10,000,000 in total for all Bridgeway Funds and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate, plus 1.25%. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to a Bridgeway Fund based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2011, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Tax-Managed Small-Cap Value	1.52%	$340,600	10	$95	$620,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of December 31, 2011.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

www.bridgewayomni.com	41

OTHER INFORMATION

December 31, 2011 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2011 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. There were no proxies voted by the Omni Small-Cap Value Fund for the period ended June 30, 2011 since the Fund commenced operations on August 31, 2011.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

3. Approval of Investment Management Agreement For Omni Small-Cap Value Fund

The Board of Directors (“Board”), including a majority of the non-interested or independent Directors (hereinafter, “Directors”), met in person on May 13, 2011 (the “Meeting”) to consider, among other things, the creation of the Omni Small-Cap Value Fund (the “Fund”), and to consider whether to approve an investment management agreement (the “Advisory Agreement”) between Bridgeway Capital Management, Inc. (the “Adviser”) and the Fund.

In reaching its decision to approve the new Advisory Agreement for the Fund, the Board considered information provided specifically in relation to the approval of the Advisory Agreement for the Meeting including the following: (1) the proposed management fees and total expenses of the Fund as compared to a comparable group of funds (the “peer funds”); (2) the nature, extent and quality of services to be provided by the Adviser to the Fund, including investment advisory and administrative services to the Fund; (3) the costs of providing services to the Fund; (4) the extent to which economies of scale may be present and if so, whether they would be shared with the Fund’s shareholders; and (5) any “fall out” or ancillary benefits that may accrue to the Adviser as a result of the relationship with the Fund. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also evaluated the answers to questions posed by the independent Directors to representatives of the Adviser at the Meeting. In considering the information and materials described above, the independent Directors received assistance from independent legal counsel.

Because the Fund is new, the Board could not consider comparative information regarding Fund performance or the level of profitability (or lack thereof) that the Adviser would receive for its investment management services to the Fund. The Board considered the Fund’s proposed investment objective, strategy and proposed performance benchmarks. The Board considered that the proposed management fee for the Fund is comparable to that of peer funds and the Fund’s projected total annual operating expenses, after taking into account waivers/reimbursements, also was projected to be comparable to that of peer funds. The Board also noted that the proposed management fee for the Fund is less than the management fee the Adviser plans to charge for managing a similar mandate for separate accounts. The Board also considered that the Adviser agreed to waive fees and reimburse expenses so that the total operating expenses do not exceed a cap for the Fund. Although the Fund does not have fee breakpoints in its management fee schedule, the Adviser indicated that the Fund was priced low in anticipation of future growth to be competitive with the largest peer funds. The Board also considered its satisfactory experience with the nature, extent and quality of the services the Adviser has provided to other funds in the complex and this experience supported approval of the Advisory Agreement with the Fund. In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Fund, the Board noted that the Adviser continues to use no soft dollars and its fees for administrative services to the Fund are structured to approximate an at-cost relationship.

Based on all of the information presented, the Board, including a majority of its independent Directors, approved the Advisory Agreement for the Fund and determined that the fees to be charged under the Advisory Agreement are reasonable in relation

42	Semi-Annual Report | December 31, 2011 (Unaudited)

OTHER INFORMATION (continued)

December 31, 2011 (unaudited)

to the services to be provided under the Advisory Agreement. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determination to approve the Advisory Agreement for the Fund. Rather, the approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

www.bridgewayomni.com	43

DISCLOSURE OF FUND EXPENSES

December 31, 2011 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on
July 1, 2011 and held until December 31, 2011.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/11	Ending Account Value at 12/31/11	Expense Ratio	Expenses Paid During Period* 7/1/11 - 12/31/11

Bridgeway Omni Small-Cap Value**
Actual Fund Return	$1,000.00	$1,038.90	0.60%	$2.02
Hypothetical Fund Return	$1,000.00	$1,022.00	0.60%	$3.03

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$885.70	0.60%	$2.83
Hypothetical Fund Return	$1,000.00	$1,022.00	0.60%	$3.03

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.
**	Commenced operations on August 31, 2011. For purposes of the “Hypothetical 5% Return”, the annualized expense ratio was applied to the period
July 1, 2011 through December 31, 2011. The “Actual Fund Return” information reflects the performance and expenses since inception.

44	Semi-Annual Report | December 31, 2011 (Unaudited)

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Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date March 5, 2012

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date March 5, 2012

*	Print the name and title of each signing officer under his or her signature.